      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 9, 2003
                                                         REGISTRATION NO.
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------
                                    FORM N-14


                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933                      [X]

                            ---------------------
                          PRE-EFFECTIVE AMENDMENT NO.                      [ ]
                          POST-EFFECTIVE AMENDMENT NO.                     [ ]

                              ---------------------

                                 MORGAN STANLEY
                           AMERICAN OPPORTUNITIES FUND
                         A Massachusetts business trust
               (Exact Name of Registrant as Specified in Charter)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (Address of Principal Executive Offices)

                                 (800) 869-6397
                         (Registrant's Telephone Number)

                                BARRY FINK, ESQ.
                          1221 AVENUE OF THE AMERICAS,
                            NEW YORK, NEW YORK 10020
                     (Name and Address of Agent for Service)

                              ---------------------

                                    COPY TO:
                             STUART M. STRAUSS, ESQ.
                            Mayer, Brown, Rowe & Maw
                                  1675 Broadway
                            New York, New York 10019

                             ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                    The Exhibit Index is located on page [ ]

     PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED BY THE REGISTRANT ON FORM N-1A (REGISTRATION NOS. 2-66269; 811-2978).
================================================================================

                       MORGAN STANLEY ALL STAR GROWTH FUND

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 869-NEWS


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 17, 2003


TO THE SHAREHOLDERS OF MORGAN STANLEY ALL STAR GROWTH FUND

     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley All Star Growth Fund ("All Star Growth") to be held in Conference Room 205, 2nd Floor, 1221 Avenue of the Americas, New York, New York 10020, at 10:00 a.m., New York time, on September 17, 2003 and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated April 24, 2003 (the "Reorganization Agreement"), between All Star Growth and Morgan Stanley American Opportunities Fund ("American Opportunities"), pursuant to which substantially all of the assets of All Star Growth would be combined with those of American Opportunities and shareholders of All Star Growth would become shareholders of American Opportunities receiving shares of American Opportunities with a value equal to the value of their holdings in All Star Growth (the "Reorganization"); and

2.   To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on June 2, 2003 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF ALL STAR GROWTH RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.


                                            By Order of the Board of Trustees,


                                            BARRY FINK,
                                            Secretary

June   , 2003

--------------------------------------------------------------------------------
YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

                   MORGAN STANLEY AMERICAN OPPORTUNITIES FUND

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 869-NEWS

                          ACQUISITION OF THE ASSETS OF
                       MORGAN STANLEY ALL STAR GROWTH FUND

                        BY AND IN EXCHANGE FOR SHARES OF
                   MORGAN STANLEY AMERICAN OPPORTUNITIES FUND

     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley All Star Growth Fund ("All Star Growth") in connection with an Agreement and Plan of Reorganization, dated April 24, 2003 (the "Reorganization Agreement"), pursuant to which substantially all the assets of All Star Growth will be combined with those of Morgan Stanley American Opportunities Fund ("American Opportunities") in exchange for shares of American Opportunities (the "Reorganization"). As a result of this transaction, shareholders of All Star Growth will become shareholders of American Opportunities and will receive shares of American Opportunities with a value equal to the value of their holdings in All Star Growth. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between All Star Growth and American Opportunities, attached hereto as Exhibit A. The address of All Star Growth is that of American Opportunities set forth above. This Proxy Statement also constitutes a Prospectus of American Opportunities, which is dated June , 2003, filed by American Opportunities with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

     American Opportunities is an open-end diversified management investment company whose investment objective is to seek long-term capital growth consistent with an effort to reduce volatility. The fund invests primarily in a diversified portfolio of common stocks (including depositary receipts) that are traded on a U.S. securities exchange. The fund's Investment Manager, Morgan Stanley Investment Advisors Inc., invests in companies that it believes have earnings growth potential.

     This Proxy Statement and Prospectus sets forth concisely information about American Opportunities that shareholders of All Star Growth should know before voting on the Reorganization Agreement. A copy of the Prospectus for American Opportunities dated February 28, 2003, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is American Opportunities' Annual Report for the fiscal year ended December 31, 2002. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated June , 2003, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are All Star Growth's Prospectus, dated September 30, 2002, and Annual Report for its fiscal year ended July 31, 2002 and the succeeding Semi-Annual Report for the six months ended January 31, 2003. Such documents are available without charge by calling (800) 869-NEWS (toll free).

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          THIS PROXY STATEMENT AND PROSPECTUS IS DATED JUNE   , 2003.

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS

                                                                                              PAGE
                                                                                              ----
INTRODUCTION .............................................................................      1
  General ................................................................................      1
  Record Date; Share Information .........................................................      1
  Proxies ................................................................................      2
  Expenses of Solicitation ...............................................................      3
  Vote Required ..........................................................................      4

SYNOPSIS .................................................................................      4
  The Reorganization .....................................................................      4
  Fee Table ..............................................................................      5
  Tax Consequences of the Reorganization .................................................      8
  Comparison of All Star Growth and American Opportunities ...............................      8

PRINCIPAL RISK FACTORS ...................................................................     11

THE REORGANIZATION .......................................................................     13
  The Proposal ...........................................................................     13
  The Board's Consideration ..............................................................     13
  The Reorganization Agreement ...........................................................     14
  Tax Aspects of the Reorganization ......................................................     15
  Description of Shares ..................................................................     17
  Capitalization Table (unaudited) .......................................................     17
  Appraisal Rights .......................................................................     18

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ...........................     18
  Investment Objectives and Policies .....................................................     18
  Investment Restrictions ................................................................     21

ADDITIONAL INFORMATION ABOUT ALL STAR GROWTH AND AMERICAN
 OPPORTUNITIES ...........................................................................     21
  General ................................................................................     21
  Financial Information ..................................................................     21
  Management .............................................................................     22
  Description of Securities and Shareholder Inquiries ....................................     22
  Dividends, Distributions and Taxes .....................................................     22
  Purchases, Repurchases and Redemptions .................................................     22

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ..............................................     22

FINANCIAL STATEMENTS AND EXPERTS .........................................................     22

LEGAL MATTERS ............................................................................     22

AVAILABLE INFORMATION ....................................................................     22

OTHER BUSINESS ...........................................................................     23

Exhibit A - Agreement and Plan of Reorganization, dated April 24, 2003, by and between All
 Star Growth and American Opportunities ..................................................    A-1

Exhibit B - Prospectus of American Opportunities dated February 28, 2003 .................    B-1

                       MORGAN STANLEY ALL STAR GROWTH FUND
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 869-NEWS

                              --------------------

                         PROXY STATEMENT AND PROSPECTUS

                              --------------------
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 17, 2003

                                  INTRODUCTION
GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley All Star Growth Fund ("All Star Growth"), an open-end non-diversified management investment company, in connection with the solicitation by the Board of Trustees of All Star Growth (the "Board") of proxies to be used at the Special Meeting of Shareholders of All Star Growth to be held in the Conference Room 205, 2nd Floor, 1221 Avenue of the Americas, New York, New York 10020, at 10:00 A.M., New York time, on September 17, 2003 and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about July 14, 2003.

     At the Meeting, All Star Growth shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated April 24, 2003 (the "Reorganization Agreement"), between All Star Growth and Morgan Stanley American Opportunities Fund ("American Opportunities"), pursuant to which substantially all of the assets of All Star Growth will be combined with those of American Opportunities in exchange for shares of American Opportunities. As a result of this transaction, Shareholders will become shareholders of American Opportunities and will receive shares of American Opportunities equal to the value of their holdings in All Star Growth on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of American Opportunities that corresponds to the class of shares of All Star Growth currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of All Star Growth will receive Class A, Class B, Class C or Class D shares of American Opportunities, respectively. The shares to be issued by American Opportunities pursuant to the Reorganization (the "American Opportunities Shares") will be issued at net asset value without an initial sales charge. Further information relating to American Opportunities is set forth herein and in American Opportunities' current Prospectus, dated February 28, 2003 ("American Opportunities' Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning All Star Growth contained herein has been supplied by All Star Growth and the information concerning American Opportunities contained herein has been supplied by American Opportunities.

RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on June 2, 2003 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date,
there were          shares of All Star Growth issued and outstanding.
Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of All Star Growth as of the Record
Date:

                      NAME AND ADDRESS     % OF OWNERSHIP     NATURE OF OWNERSHIP
                     ------------------   ----------------   --------------------
Class A ..........
Class B ..........
Class C ..........
Class D ..........

     (As of the Record Date, the trustees and officers of All Star Growth, as a group, owned less than 1% of the outstanding shares of All Star Growth.)

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of American Opportunities as of the Record Date:

                      NAME AND ADDRESS     % OF OWNERSHIP     NATURE OF OWNERSHIP
                     ------------------   ----------------   --------------------
Class A ..........
Class B ..........
Class C ..........
Class D ..........

     As of the Record Date, the trustees and officers of American Opportunities, as a group, owned less than 1% of the outstanding shares of American Opportunities.

PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by:
(i) delivering written notice of revocation to the Secretary of All Star Growth, 1221 Avenue of the Americas, New York, New York 10020; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of All Star Growth present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.

EXPENSES OF SOLICITATION

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by All Star Growth,
which expenses are expected to approximate $     . All Star Growth and American
Opportunities will bear all of their respective other expenses associated with the Reorganization.

     The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of All Star Growth or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the "Investment Manager"), Morgan Stanley Trust ("Morgan Stanley Trust" or the "Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. As described below, All Star Growth will employ Alamo Direct Mail Services Inc. ("Alamo") to make telephone calls to Shareholders to remind them to vote. In addition, All Star Growth may also employ D.F. King & Co., Inc. ("D.F. King") as proxy solicitor if it appears that the required number of votes to achieve quorum will not be received. In the event of a solicitation by D.F. King, All Star Growth would pay D.F. King $3,000 and the expenses outlined below.

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by Internet or by telephone, Shareholders will need the "control number" that appears on the proxy card.

     In certain instances Morgan Stanley Trust, Alamo and/or D.F. King may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. All Star Growth has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to telephone calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by D.F. King, approximate additional expenses may include $6.00 per telephone vote transacted, $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers, which would be borne by All Star Growth.

VOTE REQUIRED

     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of All Star Growth represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, All Star Growth will continue in existence and the Board will consider alternative actions.

                                   SYNOPSIS

     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, American Opportunities' Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.

THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of All Star Growth, subject to stated liabilities, to American Opportunities in exchange for the American Opportunities Shares. The aggregate net asset value of the American Opportunities Shares issued in the exchange will equal the aggregate value of the net assets of All Star Growth received by American Opportunities. On or after the closing date scheduled for the Reorganization (the "Closing Date"), All Star Growth will distribute the American Opportunities Shares received by All Star Growth to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of All Star Growth and All Star Growth will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional American Opportunities Shares equal in value to such Shareholder's pro rata interest in the net assets of All Star Growth transferred to American Opportunities. Pursuant to the Reorganization, each Shareholder will receive the class of shares of American Opportunities that corresponds to the class of shares of All Star Growth currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of All Star Growth will become a holder of Class A, Class B, Class C or Class D shares of American Opportunities, respectively. Shareholders holding their shares of All Star Growth in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of American Opportunities; however, such Shareholders will not be able to redeem, transfer or exchange the American Opportunities Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     At least one but not more than 20 business days prior to the Valuation Date, All Star Growth will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of All Star Growth's investment company taxable income for all periods since the inception of All Star Growth through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of All Star Growth's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF ALL STAR GROWTH ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF ALL STAR GROWTH AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

FEE TABLE

     The following table briefly describes the fees and expenses that a shareholder of All Star Growth and American Opportunities may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and are based on expenses paid by All Star Growth for its fiscal year ended July 31, 2002, and by American Opportunities for its fiscal year ended December 31, 2002. All Star Growth and American Opportunities each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The table also sets forth pro forma fees for the surviving combined fund (American Opportunities) reflecting what the fee schedule would have been on December 31, 2002, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees
----------------

                                                                                                      PRO FORMA
                                                              ALL STAR          AMERICAN               COMBINED
                                                               GROWTH        OPPORTUNITIES     (AMERICAN OPPORTUNITIES)
                                                          ---------------   ---------------   -------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)
Class A ...............................................      5.25%(1)          5.25%(1)               5.25%(1)
Class B ...............................................       none              none                   none
Class C ...............................................       none              none                   none
Class D ...............................................       none              none                   none

MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
 DIVIDENDS
Class A ...............................................       none              none                   none
Class B ...............................................       none              none                   none
Class C ...............................................       none              none                   none
Class D ...............................................       none              none                   none

MAXIMUM DEFERRED SALES CHARGE (LOAD) (AS A PERCENTAGE
 BASED ON THE LESSER OF THE OFFERING PRICE OR NET ASSET
 VALUE AT REDEMPTION)
Class A ...............................................       none(2)           none(2)                none(2)
Class B ...............................................      5.00%(3)          5.00%(3)               5.00%(3)
Class C ...............................................      1.00%(4)          1.00%(4)               1.00%(4)
Class D ...............................................       none              none                   none

REDEMPTION FEES
Class A ...............................................       none              none                   none
Class B ...............................................       none              none                   none
Class C ...............................................       none              none                   none
Class D ...............................................       none              none                   none

EXCHANGE FEE
Class A ...............................................       none              none                   none
Class B ...............................................       none              none                   none
Class C ...............................................       none              none                   none
Class D ...............................................       none              none                   none


Annual Fund Operating Expenses (expenses that are deducted from fund assets)
----------------------------------------------------------------------------

                                                                               PRO FORMA
                                         ALL STAR        AMERICAN               COMBINED
                                          GROWTH      OPPORTUNITIES     (AMERICAN OPPORTUNITIES)
                                        ----------   ---------------   -------------------------
MANAGEMENT FEES
Class A .............................       0.75%        0.48%                 0.47%
Class B .............................       0.75%        0.48%                 0.47%
Class C .............................       0.75%        0.48%                 0.47%
Class D .............................       0.75%        0.48%                 0.47%

DISTRIBUTION AND SERVICE (12B-1) FEES
Class A .............................       0.25%        0.22%                 0.23%
Class B .............................       1.00%        1.00%                 1.00%
Class C .............................       1.00%        0.92%                 0.94%
Class D .............................       none         none                  none

OTHER EXPENSES
Class A .............................       0.38%        0.19%                 0.20%
Class B .............................       0.38%        0.19%                 0.20%
Class C .............................       0.38%        0.19%                 0.20%
Class D .............................       0.38%        0.19%                 0.20%

TOTAL ANNUAL FUND OPERATING EXPENSES
Class A .............................       1.38%        0.89%                 0.90%
Class B .............................       2.13%        1.67%                 1.67%
Class C .............................       2.13%        1.59%                 1.61%
Class D .............................       1.13%        0.67%                 0.67%

----------
(1) Reduced for purchases of $25,000 and over (see "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" in each fund's Prospectus for a complete discussion of the CDSC.

(4) Only applicable if you sell your shares to redemptions made within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class C Shares" in each fund's Prospectus).

EXAMPLE

     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The Example assumes that an investor invests $10,000 in either All Star Growth or American Opportunities or the new combined fund (American Opportunities), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

     If a Shareholder SOLD His Shares:

                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
                         --------   ---------   ---------   ---------
All Star Growth
 Class A .............     $658        $939      $1,241      $2,095
 Class B .............      716         967       1,344       2,462
 Class C .............      316         667       1,144       2,462
 Class D .............      115         359         622       1,375
American Opportunities
 Class A .............     $611        $794      $  992      $1,564
 Class B .............      670         826       1,107       1,976
 Class C .............      262         502         866       1,889
 Class D .............       68         214         373         835
Pro Forma Combined
 Class A .............     $612        $797      $  997      $1,575
 Class B .............      670         826       1,107       1,976
 Class C .............      264         508         876       1,911
 Class D .............       68         214         373         835

     If a Shareholder HELD His Shares:

                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
                         --------   ---------   ---------   ---------
All Star Growth
 Class A .............     $658        $939      $1,241      $2,095
 Class B .............      216         667       1,144       2,462
 Class C .............      216         667       1,144       2,462
 Class D .............      115         359         622       1,375
American Opportunities
 Class A .............     $611        $794      $  992      $1,564
 Class B .............      170         526         907       1,976
 Class C .............      162         502         866       1,889
 Class D .............       68         214         373         835
Pro Forma Combined
 Class A .............     $612        $797      $  997      $1,575
 Class B .............      170         526         907       1,976
 Class C .............      164         508         876       1,911
 Class D .............       68         214         373         835

     WHILE CLASS B AND CLASS C SHARES DO NOT HAVE ANY FRONT-END SALES CHARGES, THEIR HIGHER ONGOING ANNUAL EXPENSES (DUE TO HIGHER 12B-1 FEES) MEAN THAT OVER TIME YOU COULD END UP PAYING MORE FOR THESE SHARES THAN IF YOU WERE TO PAY FRONT-END SALES CHARGES FOR CLASS A SHARES.

     The purpose of the foregoing fee table is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in each fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of All Star Growth and American Opportunities -- Investment Management and Distribution Plan Fees; Other Significant Fees; and Purchases, Exchanges and Redemptions" below.

TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, All Star Growth will receive an opinion of Mayer, Brown, Rowe & Maw to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by All Star Growth or the shareholders of All Star Growth for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.

COMPARISON OF ALL STAR GROWTH AND AMERICAN OPPORTUNITIES

     INVESTMENT OBJECTIVES AND POLICIES. The investment objective of All Star Growth is to seek long-term capital growth. Similarly, the investment objective of American Opportunities is to seek long-term capital growth consistent with an effort to reduce volatility.

     All Star Growth seeks to achieve its investment objective by normally investing at least 65% of its assets in a non-diversified portfolio of common stocks. Up to 25% of All Star Growth's net assets may be invested in foreign equity securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. American Opportunities seeks to achieve its investment objective by normally investing at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). At least 80% of the fund's assets will be invested in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities.

     All Star Growth's Investment Manager utilizes a multi-manager investment approach whereby separate portions of All Star Growth Fund's assets are managed according to four different investment strategies, each based on the distinct investment style of the particular manager. American Opportunities' Investment Manager invests in companies that it believes have earnings growth potential. The Investment Manager utilizes a process, know as sector rotation, that emphasizes industry selection over individual company selection, and invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting American Opportunities' target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.

     The principal differences between the funds' investment policies are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The investment policies of both All Star Growth and American Opportunities are not fundamental and may be changed by their respective Boards of Trustees.

     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. All Star Growth and American Opportunities obtain management services from Morgan Stanley Investment Advisors Inc. For the fiscal year ended July 31, 2002, All Star Growth paid Morgan Stanley Investment Advisors monthly compensation calculated daily at an annual rate of 0.75% of the fund's average daily net assets. With respect to American Opportunities, for the fiscal year ended December 31, 2002, the fund paid Morgan Stanley Investment Advisors monthly compensation calculated daily by applying the annual rate of 0.48% to the fund's average daily net assets. Each class of both funds' shares is subject to the same management fee rates applicable to the respective fund.

     Both All Star Growth and American Opportunities have adopted similar distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse Morgan Stanley Distributors Inc. (the "Distributor") and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C shares of the fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, All Star Growth's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of (a) the average daily aggregate gross sales of the fund's Class B shares since the inception of the fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the fund's Class B shares redeemed since the fund's inception upon which a contingent deferred sales charge ("CDSC") has been imposed or upon which such charge has been waived; or
(b) the average daily net assets of Class B shares. American Opportunities'
Plan provides that, with respect to Class B, the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the fund's Class
B shares since the inception of the plan of distribution adopted by the fund on April 30, 1984 (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the fund's Class B shares redeemed since the Plan's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares attributable to shares issued, net of shares redeemed, since the inception of the Plan. The 12b-1 fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to each fund's Class D shares. For further information relating to the 12b-1 fees applicable to each class of American Opportunities' shares, see the section entitled "Share Class Arrangements" in American Opportunities' Prospectus, attached hereto. The Distributor also receives the proceeds of any CDSC paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of All Star Growth and American Opportunities are set forth below under "Purchases, Exchanges and Redemptions."

     OTHER SIGNIFICANT FEES. Both All Star Growth and American Opportunities pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

     PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are generally subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).

     Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below:

                                         CLASS B SHARES OF ALL STAR GROWTH AND
   YEAR SINCE PURCHASE PAYMENT MADE             AMERICAN OPPORTUNITIES
   --------------------------------             ----------------------
     First ..........................                   5.0%
     Second .........................                   4.0%
     Third ..........................                   3.0%
     Fourth .........................                   2.0%
     Fifth ..........................                   2.0%
     Sixth ..........................                   1.0%
     Seventh and thereafter .........                   none

     Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described under the section "Share Class Arrangements" in each fund's Prospectus).

     Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

     The CDSC charge is paid to the Distributor. Shares of American Opportunities and All Star Growth are distributed by the Distributor and offered by Morgan Stanley DW Inc. and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of shares of All Star Growth and American Opportunities, see the section entitled "Share Class Arrangements" in each fund's Prospectus.

     Shares of each class of All Star Growth and American Opportunities may be exchanged for shares of the same class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Short-Term U.S. Treasury Trust (each, an "Exchange Fund"), without the imposition of an exchange fee. In addition, Class A shares of each fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge) (also, an "Exchange Fund"). See the inside back cover of the American Opportunities Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No Load Fund, Money Market Fund or FSC Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund (American Opportunities).

     American Opportunities shares distributed to Shareholders as a result of the Reorganization will not be subject to an initial sales charge.

     With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. For purposes of calculating the holding period in determining any applicable CDSC upon redemption of shares received as a result of the Reorganization, any period during which the shareholder held shares of a fund that charged a CDSC (e.g., All Star Growth) will be counted. During the period of time an American Opportunities or All Star Growth shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both All Star Growth and American Opportunities provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to American Opportunities, see the section entitled "How to Exchange Shares" in American Opportunities' Prospectus.

     Shareholders of All Star Growth and American Opportunities may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both All Star Growth and American Opportunities offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. All Star Growth and American Opportunities may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. All Star Growth pays dividends from net investment income annually. American Opportunities pays dividends semi-annually. All Star Growth usually distributes net capital gains, if any, in December. American Opportunities usually distributes capital gains, if any, in June and December. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.

                            PRINCIPAL RISK FACTORS

     The share price and return of American Opportunities and All Star Growth will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted.

     Both funds invest in common stocks. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. With respect to American Opportunities, the fund's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

     Both funds may invest in foreign securities. With respect to All Star Growth, the fund may invest up to 25% of its net assets in foreign securities not traded in the United States on a national securities exchange. American Opportunities may invest up to 20% of its assets in such foreign securities. Investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of fund shares is quoted in U.S. dollars, the funds generally convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the fund to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the funds' trades effected in those markets and could result in losses to a fund due to subsequent declines in the value of the securities subject to the trades.

     Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

     All Star Growth's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of All Star Growth's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on All Star Growth's ability to sell certain securities at favorable prices and may also make it difficult for All Star Growth to obtain market quotations based on actual trades for purposes of valuing All Star Growth's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of All Star Growth's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

     Each fund may also invest in fixed-income securities, which are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

     Each fund may invest in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

     All Star Growth's investment in shares issued in initial public offerings ("IPOs") exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. As a result, IPO investments by All Star Growth Fund may significantly impact the fund's performance over short periods of time and any assumptions based upon this impact may be unwarranted. In addition, neither All Star Growth's Investment Manager nor Van Kampen Asset Management Inc., the fund's sub-advisor, can guarantee continued access to IPOs.

     All Star Growth is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with American Opportunities and other "diversified" funds, All Star Growth may invest a greater percentage of its assets in the securities of an individual issuer entity. Thus, All Star Growth Fund's assets may be concentrated in fewer securities than other funds, including American Opportunities. A decline in the value of those investments would cause All Star Growth Fund's overall value to decline to a greater degree.

     American Opportunities may purchase and sell stock index futures contracts and may purchase put options on stock indexes and stock index futures. All Star Growth may invest in options and futures on stocks and currencies. A fund's participation in these markets would subject the fund to certain risks. If the Investment Manager's predictions of movements in the direction of the stock or currency markets are inaccurate, the adverse consequences to the fund (e.g., a reduction in the fund's net asset value or a reduction in the amount of income available for distribution) may leave the fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures and options on futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options which are options negotiated with dealers; there is no secondary market for these investments.

     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Principal Risks" and "Additional Risk Information" in the Prospectus of All Star Growth and in American Opportunities' Prospectus, both of which are incorporated herein by reference.

                              THE REORGANIZATION

THE PROPOSAL

     The Board of Trustees of All Star Growth, including the Independent Trustees, having reviewed the financial position of All Star Growth and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of All Star Growth and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of All Star Growth.

THE BOARD'S CONSIDERATION

     At a meeting held on April 24, 2003, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of All Star Growth and American Opportunities. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies and restrictions of All Star Growth and American Opportunities; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by All Star Growth and American Opportunities in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of All Star Growth considered that the Reorganization would have the following benefits to
Shareholders:

     1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the "combined fund" (American Opportunities) will be appreciably lower on a percentage basis than the expenses per share of each corresponding class of All Star Growth. This is primarily attributable to the fact that the investment management fee rate paid by American Opportunities for its last fiscal year (0.48%) is substantially lower than the investment management fee rate paid by All Star Growth for its last fiscal year (0.75%). The Board also noted that American Opportunities' "Other Expenses" for its last fiscal year (0.19%) were lower than All Star Growth's "Other Expenses" for its last fiscal year (0.38%). Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The Board noted that the expense ratio for each class of All Star Growth was significantly higher (for its fiscal year ended July 31, 2002) than the expense ratio for each corresponding class of American Opportunities (for its fiscal year ended December 31, 2002).

     2. Shareholders would have continued participation in a fund that invests principally in common stocks.

     3. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by All Star Growth or its Shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

     The Board of Trustees of American Opportunities, including a majority of the Independent Trustees of American Opportunities, also have determined that the Reorganization is in the best interests of American Opportunities and its shareholders and that the interests of existing shareholders of American Opportunities will not be diluted as a result thereof. The transaction will enable American Opportunities to acquire investment securities which are consistent with American Opportunities' investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the fund are sufficiently minor to warrant taking the opportunity to realize those benefits.

THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) All Star Growth will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by All Star Growth as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to American Opportunities on the Closing Date in exchange for the assumption by American Opportunities of stated liabilities of All Star Growth, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of All Star Growth prepared by the Treasurer of All Star Growth as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the American Opportunities Shares; (ii) such American Opportunities Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) All Star Growth would be dissolved; and (iv) the outstanding shares of All Star Growth would be canceled.

     The number of American Opportunities Shares to be delivered to All Star Growth will be determined by dividing the aggregate net asset value of each class of shares of All Star Growth acquired by American Opportunities by the net asset value per share of the corresponding class of shares of American Opportunities; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as All Star Growth and American Opportunities may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of All Star Growth had an aggregate net asset value (not including any Cash Reserve of All Star Growth) of $100,000. If the net asset value per Class B share of American Opportunities were $10 per share at the close of business on the Valuation Date, the number of Class B shares of American Opportunities to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class B shares of American Opportunities would be distributed to the former Class B shareholders of All Star Growth. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, All Star Growth will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the American Opportunities Shares it receives. Each Shareholder will receive the class of shares of American Opportunities that corresponds to the class of shares of All Star Growth currently held by that Shareholder. Accordingly, the American Opportunities Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of American Opportunities will be distributed to holders of Class A, Class B, Class C and Class D shares of All Star Growth, respectively. American Opportunities will cause its transfer agent to credit and confirm an appropriate number of American Opportunities Shares to each Shareholder. Certificates for American Opportunities Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of American Opportunities. Shareholders who wish to receive certificates representing their American Opportunities Shares must, after receipt of their confirmations, make a written request to American Opportunities' transfer agent Morgan Stanley Trust, 1221 Avenue of the Americas, New York, New York 10020. Shareholders of All Star Growth holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of American Opportunities; however, such Shareholders will not be able to redeem, transfer or exchange the American Opportunities Shares received until the old certificates have been surrendered.

     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by All Star Growth or American Opportunities. The Reorganization Agreement may be amended in any mutually agreeable manner.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of All Star Growth and American Opportunities. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by
         , 2003, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, All Star Growth shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of All Star Growth that received American Opportunities Shares. All Star Growth shall be dissolved and deregistered as an investment company promptly following the distributions of shares of American Opportunities to Shareholders of record of All Star Growth.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of All Star Growth (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in American Opportunities Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if All Star Growth recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of All Star Growth at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by All Star Growth thereafter will be treated as requests for redemption of shares of American Opportunities.

TAX ASPECTS OF THE REORGANIZATION

     TAX CONSEQUENCES OF THE REORGANIZATION TO THE SHAREHOLDERS. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a condition to the Reorganization, All Star Growth and American Opportunities will receive an opinion of Mayer, Brown, Rowe & Maw to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by All Star Growth and American Opportunities (including a representation to the effect that American Opportunities has no plan or intention to sell or otherwise dispose of more than sixty-six percent of the assets of All Star Growth acquired in the Reorganization except for dispositions made in the ordinary course of business):

     1. The transfer of All Star Growth's assets in exchange for the American Opportunities Shares and the assumption by American Opportunities of certain stated liabilities of All Star Growth followed by the distribution by All Star Growth of the American Opportunities Shares to Shareholders in exchange for their All Star Growth shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and All Star Growth and American Opportunities will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     2. No gain or loss will be recognized by American Opportunities upon the receipt of the assets of All Star Growth solely in exchange for the American Opportunities Shares and the assumption by American Opportunities of the stated liabilities of All Star Growth;

     3. No gain or loss will be recognized by All Star Growth upon the transfer of the assets of All Star Growth to American Opportunities in exchange for the American Opportunities Shares and the assumption by American Opportunities of the stated liabilities or upon the distribution of American Opportunities Shares to Shareholders in exchange for their All Star Growth shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of All Star Growth for the American Opportunities Shares;

     5. The aggregate tax basis for the American Opportunities Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in All Star Growth held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the American Opportunities Shares to be received by each Shareholder will include the period during which the shares in All Star Growth surrendered in exchange therefor were held (provided such shares in All Star Growth were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of All Star Growth acquired by American Opportunities will be the same as the tax basis of such assets of All Star Growth immediately prior to the Reorganization; and

     8. The holding period of the assets of All Star Growth in the hands of American Opportunities will include the period during which those assets were held by All Star Growth.

     The advice of Counsel is not binding on the Internal Revenue Service or the courts and neither All Star Growth nor American Opportunities has sought a ruling with respect to the tax treatment of the Reorganization.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

     TAX CONSEQUENCES OF THE REORGANIZATION TO ALL STAR GROWTH AND AMERICAN OPPORTUNITIES. Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of All Star Growth. The effect of any such limitations will depend on the existence and amount of All Star Growth and American Opportunities capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. A fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

     As of July 31, 2002, All Star Growth had capital loss carryovers of approximately $94.8 million and as of December 31, 2002, American Opportunities had capital loss carryovers of approximately $3.9 billion. American Opportunities' capital loss carryovers will be available to offset any capital gains recognized on the disposition of (i) assets acquired by the combined fund after the date of the Reorganization; (ii) assets of All Star Growth held by the combined fund, but only to the extent such capital gains are attributable to an increase in the value of such assets above fair market value of such assets on the date of the Reorganization; and (iii) assets of American Opportunities held by the combined fund. However, the combined fund will be unable to utilize American Opportunities' capital loss carryovers to offset any capital gains recognized on the disposition of All Star Growth's assets acquired in the Reorganization to the extent such capital gains are attributable to the built-in capital gains of such assets on the date of the Reorganization. As of April 4, 2003, All Star Growth had net unrealized capital gains of approximately $6.4 million.

     Additionally, subject to the limitation described in the succeeding paragraph, All Star Growth's capital loss carryovers will be available to offset any capital gains recognized on the disposition of (i) assets acquired by the combined fund after the date of the Reorganization; (ii) assets of American Opportunities held by the combined fund, but only to the extent such capital gains are attributable to an increase in the value of such assets above fair market value of such assets on the date of the Reorganization; and (iii) assets of All Star Growth held by the combined fund. However, the combined fund will be unable to utilize All Star Growth's capital loss carryovers to offset any capital gains recognized on the disposition of assets held by American Opportunities as of the date of the Reorganization to the extent such capital gains are attributable to the built-in capital gains of such assets on the date of the Reorganization. As of April 4, 2003, American Opportunities had net unrealized capital gains of approximately $77 million.

     In addition, under the Code, there will be a limitation on the amount of All Star Growth's capital loss carryovers which can be used to offset capital gains of the combined fund. While the actual amount of such limitation will be determined at the time of the Reorganization, if, for example, the Reorganization had occurred on April 4, 2003, each year approximately $8.5 million of All Star Growth's capital loss carryovers would have been able to be used to offset capital gains of the combined fund.

DESCRIPTION OF SHARES

     American Opportunities shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by American Opportunities and transferable without restrictions and will have no preemptive rights. Class B shares of American Opportunities, like Class B shares of All Star Growth, have a conversion feature pursuant to which approximately ten (10) years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the 10 year period is calculated and the treatment of reinvested dividends, see "Share Class Arrangements" in each fund's Prospectus.

CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of American Opportunities and All Star Growth as of February 28, 2003 and on a pro forma combined basis as if the Reorganization had occurred on that date:

                                                                           NET ASSET
                                                              SHARES         VALUE
                                          NET ASSETS       OUTSTANDING     PER SHARE
                                      -----------------   -------------   ----------
           CLASS A
-----------------------------------
All Star Growth ...................    $   13,919,233        2,492,394     $  5.58
American Opportunities ............    $  222,213,517       12,138,919     $ 18.31
Combined Fund (pro forma) .........    $  236,132,750       12,899,117     $ 18.31

           CLASS B
------------------------------------
All Star Growth ...................    $  141,041,855       25,658,097     $  5.50
American Opportunities ............    $3,533,236,421      201,593,892     $ 17.53
Combined Fund (pro forma) .........    $3,674,278,276      209,639,634     $ 17.53

                                                                           NET ASSET
                                                              SHARES         VALUE
                                          NET ASSETS       OUTSTANDING     PER SHARE
                                      -----------------   -------------   ----------
              CLASS C
-----------------------------------
All Star Growth ...................    $   23,055,342       4,194,154      $  5.50
American Opportunities ............    $  145,083,377       8,364,567      $ 17.34
Combined Fund (pro forma) .........    $  168,138,719       9,694,171      $ 17.34

              CLASS D
------------------------------------
All Star Growth ...................    $    4,766,923         849,201      $  5.61
American Opportunities ............    $  480,665,632      25,847,676      $ 18.60
Combined Fund (pro forma) .........    $  485,432,555      26,103,962      $ 18.60

    TOTAL CLASS A, B, C, D
------------------------------------
All Star Growth ...................    $  182,783,353              --           --
American Opportunities ............    $4,381,198,947              --           --
Combined Fund (pro forma) .........    $4,563,982,300              --           --

APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.

        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND POLICIES

     All Star Growth's investment objective is to seek long-term capital growth. Similarly, American Opportunities' investment objective is to seek long-term capital growth consistent with an effort to reduce volatility.

     All Star Growth seeks to achieve its investment objective by investing at least 65% of its assets in the common stocks of companies that are believed to offer the potential for superior growth. The fund utilizes a multi-manager investment approach whereby separate portions of the fund's assets are managed according to four different investment strategies, each based on the distinct investment style of the particular manager. The fund currently has four primary portfolio managers. Generally, the fund's assets, both inflows and outflows, are allocated equally among the four managers although the fund's Investment Manager has reserved the right to alter the percentage of the fund's assets allocated to each manager. Additionally, the fund's Investment Manager may substitute a different investment strategy if it believes it is advisable to do so in furthering the fund's investment objective. The Investment Manager will also monitor the fund's overall portfolio to ensure that any overlaps of securities or industries do not create unintended concentrations.

     Each portfolio manager applies his or her own particular investment style and strategy to the portion of the All Star Growth Fund's assets that he or she manages and therefore the investment selections made by each portfolio manager vary and consist of investments that are most representative of their respective individual investment philosophies. The four investment strategies are as follows:

     (1) The Mid-Cap Strategy. The fund's Investment Manager invests this portion of the fund's assets primarily in a diversified mix of common stocks of companies that primarily fall within the market capitalizations of companies included within the Russell Mid-Cap Growth Index (currently ranging from approximately $255 million to $11 billion). The fund's Investment Manager focuses on fundamental company research, including such factors as high earnings growth rates, growth stability, rising profitability, attractive business models, industry position, strong cash flows and market valuation in order to arrive at overall stock selection. In deciding whether to sell a particular security, the fund's Investment Manager considers a number of factors including falling earnings estimates, negative fundamental information or unfavorable trends and excessive market valuations in relation to growth prospects as well as general economic and market conditions.

     (2) The Selected Focus Strategy. The fund's Investment Manager invests this portion of the fund's assets primarily in equity securities that are believed to exhibit strong earnings growth. The fund's Investment Manager generally concentrates the fund's investments in a relatively select number of issuers, and, in accordance with this focused strategy, may invest up to 25% of this portion of the fund's net assets in the securities of a single issuer. Fundamental equity research that encompasses the following criteria drives the investment selection process: consistent or rising earnings growth, compelling business strategies and business momentum, management focus, and strong financial results and company developments. The fund's Investment Manager evaluates investments on the basis of their prospects for sustainable earnings growth and their potential for positive earnings growth in relation to consensus expectations. Securities which no longer meet these investment criteria are generally sold.

     (3) The Aggressive Growth Strategy. The fund's sub-advisor invests this portion of the Fund's assets in common stocks of companies considered by the sub-advisor to have an above-average potential for capital growth. The sub-advisor focuses primarily on equity securities of small- and medium-sized companies although the portfolio manager may invest in securities of larger-sized companies that are believed to have an above-average potential for capital growth. The sub-advisor utilizes a "bottom up" investment approach that focuses on companies that exhibit rising earnings expectations and rising valuations. In selecting securities for investment, the portfolio manager seeks companies that appear to be positioned to produce attractive earnings through development of new products, services or markets or as a result of changing markets and industry conditions. As part of its overall strategy, the sub-advisor may also invest in companies which are experiencing unusual developments or special circumstances such as initial public offerings, mergers, liquidations, bankruptcies or leveraged buyouts as well as companies with new management, special products or limited or cyclical product lines. The portfolio manager generally expects to sell securities when earnings expectations or valuations flatten or decline. Other factors that the sub-advisor may consider in selling a security include changes in a company's fundamentals or its operations or market performance, as well as market trends or factors affecting individual issuers or industries and general changes in economic or market conditions.

     (4) The Sector Rotation Strategy. The Investment Manager manages this portion of the fund's assets by utilizing a sector rotation process which is designed to respond to changing economic cycles by proactively investing in industries that the fund's Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. As part of the sector rotation process, the Investment Manager attempts to identify which stage of the business cycle the economy is in and which industries have historically outperformed the overall market during this stage of the cycle. To accomplish this determination, the Investment Manager establishes an economic forecast based on short-term and long-term views of the domestic and global economic cycles by examining or identifying secular trends such as shifting demographics or technological developments. Also factored into the Investment Manager's analysis are industry variables such as supply and demand, pricing trends and new product cycles. The Investment Manager then selects target industries for investment and, within those industries, specific securities whose prospects are deemed attractive based upon individual issuer fundamentals, valuation and other research. The Investment Manager utilizes the same sector rotation process in determining which securities to sell from the portfolio.

     The fund may invest up to 25% of its net assets in foreign equity securities (held either directly or in the form of depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. In addition, the fund may invest up to 35% of its assets in other equity securities including preferred stocks, convertible securities and rights and warrants and may also invest in fixed-income securities and options and futures, (as discussed under "Principal Risk Factors" above).

     In contrast, American Opportunities is managed by the sector rotation team of the Investment Manager and does not apply a multi-manager approach as does All Star Growth. American Opportunities seeks to achieve its investment objective by normally investing at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). Under normal circumstances, at least 80% of the fund's assets are invested in securities of companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities. American Opportunities' Investment Manager invests in companies that it believes have earnings growth potential. The Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection, and invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting American Opportunities' target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens. The Investment Manager utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish this task, the Investment Manager establishes an economic forecast based on its short-term and long-term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles. American Opportunities may invest the remaining 20% of its assets in foreign securities (that are not traded in the United States on a national securities exchange), convertible securities, preferred securities, fixed-income securities and options and futures (as discussed under "Principal Risk Factors" above). American Opportunities may use options or futures to facilitate trading, to increase or decrease the fund's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the fund's securities or an increase in prices of securities that may be purchased.

     During periods in which, in the opinion of each fund's Investment Manager, market conditions warrant a reduction of some or all of the respective funds' securities holdings, the funds may take temporary "defensive" positions that are inconsistent with each fund's principal investment strategies in which the funds may invest any amount of their total assets in cash or money market instruments.

     Each of the funds may engage in active and frequent trading of portfolio securities. The Financial Highlights Table at the end of each fund's Prospectus shows each fund's portfolio turnover during recent fiscal years. A portfolio turnover of 200%, for example, is equivalent to the fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the fund's shareholders.

     The investment policies of both All Star Growth and American Opportunities are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Principal Investment Strategies" and "Additional Investment Strategy Information" in each fund's Prospectus and "Description of the Fund and Its Investments and Risks" in each fund's Statement of Additional Information.

INVESTMENT RESTRICTIONS

     The investment restrictions adopted by All Star Growth and American Opportunities as fundamental policies are similar and are summarized under the caption "Description of the Fund and Its Investments and Risks -- Fund Policies/Investment Restrictions" in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: (a) American Opportunities may not (i) invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the United States government, its agencies or instrumentalities), and (ii) purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer; (b) American Opportunities may not (i) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets; (ii) invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities; (iii) invest in securities of any issuer if, to the knowledge of the fund, any officer or trustee of the fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer; (iv) purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the fund may invest in the securities of companies which operate, invest in, or sponsor these programs; (v) pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets;
(vi) make short sales of securities; and (vii) purchase securities on margin, expect for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin; and (c) both funds may not issue senior securities as defined in the 1940 Act except insofar as the fund may be deemed to have issued a senior security by reason of (i) entering into any repurchase agreement; (ii) borrowing money in accordance with its fundamental investment restrictions; or (iii) lending portfolio securities. In addition, All Star Growth may issue senior securities insofar as it may be deemed to have issued a senior security by reason of (i) purchasing any securities on a when-issued or delayed delivery basis; or (ii) purchasing or selling any futures contract. Furthermore, as a non-fundamental policy, All Star Growth may not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.


                 ADDITIONAL INFORMATION ABOUT ALL STAR GROWTH
                          AND AMERICAN OPPORTUNITIES

GENERAL

     For a discussion of the organization and operation of American Opportunities and All Star Growth, see "The Fund and its Management," "Investment Objective" and "Principal Investment Strategies" in their respective Prospectuses, and "Fund History" in their respective Statements of Additional Information.

FINANCIAL INFORMATION

     For certain financial information about American Opportunities and All Star Growth, see "Financial Highlights" and "Past Performance" in their respective Prospectuses.

MANAGEMENT

     For information about the respective Board of Trustees, Investment Manager and the Distributor of American Opportunities and All Star Growth, see "Fund Management" in their respective Prospectuses and "Management of the Fund" in their respective Statements of Additional Information.

DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of All Star Growth and American Opportunities, and information regarding shareholder inquiries, see "Capital Stock and Other Securities" in their respective Statements of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of American Opportunities' and All Star Growth's policies with respect to dividends, distributions and taxes, see "Distributions" and "Tax Consequences" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."

PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how American Opportunities' and All Star Growth's shares may be purchased, repurchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in their respective Prospectuses.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     For a discussion of American Opportunities' performance, see management's letter to shareholders in its Annual Report for its fiscal year ended December 31, 2002 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of All Star Growth, see its Annual Report for its fiscal year ended July 31, 2002 and succeeding Semi-Annual Report for the six months ended January 31, 2003.

                       FINANCIAL STATEMENTS AND EXPERTS

     The financial statements of American Opportunities, for the fiscal year ended December 31, 2002, and All Star Growth, for the fiscal year ended July 31, 2002, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Deloitte & Touche LLP, independent auditors. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.

                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of American Opportunities will be passed upon by Mayer, Brown, Rowe & Maw, New York, New York. Such firm will rely on Massachusetts counsel as to matters of Massachusetts law.

                             AVAILABLE INFORMATION

     Additional information about All Star Growth and American Opportunities is available, as applicable, in the following documents which are incorporated herein by reference: (i) American Opportunities' Prospectus dated February 28, 2003 attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 28 to American Opportunities' Registration Statement on Form N-1A (File Nos. 2-66269; 811-2978); (ii) American Opportunities' Annual Report for its fiscal year ended December 31, 2002, accompanying this Proxy Statement and Prospectus; (iii) All Star Growth's Prospectus dated September 30, 2002 which Prospectus forms a part of Post-Effective Amendment No. 3 to All Star Growth's Registration Statement on Form N-1A (File Nos. 333-45722; 811-10173); and (iv) All Star Growth's Annual Report for its fiscal year ended July 31, 2002 and (v) All Star Growth's succeeding Semi-Annual Report for the six months ended January 31, 2003. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

     All Star Growth and American Opportunities are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Securities and Exchange Commission. Proxy material, reports and other information about All Star Growth and American Opportunities which are of public record can be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 942-8090. Reports and other information about each fund are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

                                OTHER BUSINESS

     Management of All Star Growth knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.



                                      By Order of the Board of Trustees



                                      Barry Fink,
                                      Secretary


June   , 2003

                                                                      EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 24th day of April, 2003, by and between MORGAN STANLEY AMERICAN OPPORTUNITIES FUND, a Massachusetts business trust ("American Opportunities") and MORGAN STANLEY ALL STAR GROWTH FUND, a Massachusetts business trust ("All Star Growth").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to American Opportunities of substantially all of the assets of All Star Growth in exchange for the assumption by American Opportunities of all stated liabilities of All Star Growth and the issuance by American Opportunities of shares of beneficial interest, par value $0.01 per share (the "American Opportunities Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of All Star Growth in liquidation of All Star Growth as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE REORGANIZATION AND LIQUIDATION OF ALL STAR GROWTH

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, All Star Growth agrees to assign, deliver and otherwise transfer the All Star Growth Assets (as defined in paragraph 1.2) to American Opportunities and American Opportunities agrees in exchange therefor to assume all of All Star Growth's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to All Star Growth the number of American Opportunities Shares, including fractional American Opportunities Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "All Star Growth Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by All Star Growth, and any deferred or prepaid expenses shown as an asset on All Star Growth's books on the Valuation Date.

     (b) On or prior to the Valuation Date, All Star Growth will provide American Opportunities with a list of all of All Star Growth's assets to be assigned, delivered and otherwise transferred to American Opportunities and a list of the stated liabilities to be assumed by American Opportunities pursuant to this Agreement. All Star Growth reserves the right to sell any of the securities on such list but will not, without the prior approval of American Opportunities, acquire any additional securities other than securities of the type in which American Opportunities is permitted to invest and in amounts agreed to in writing by American Opportunities. American Opportunities will, within a reasonable time prior to the Valuation Date, furnish All Star Growth with a statement of American Opportunities' investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to American Opportunities' investment objective, policies and restrictions. In the event that All Star Growth holds any investments that American Opportunities is not permitted to hold, All Star Growth will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of All Star Growth and American Opportunities, when aggregated, would contain investments exceeding certain percentage limitations imposed upon American Opportunities with respect to such investments, All Star

Growth if requested by American Opportunities will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) All Star Growth will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. American Opportunities will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of All Star Growth prepared by the Treasurer of All Star Growth as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, All Star Growth may establish a cash reserve, which shall not exceed 5% of All Star Growth's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by All Star Growth and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for All Star Growth to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, All Star Growth will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, All Star Growth will distribute American Opportunities Shares received by All Star Growth pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("All Star Growth Shareholders"). Each All Star Growth Shareholder will receive the class of shares of American Opportunities that corresponds to the class of shares of All Star Growth currently held by that All Star Growth Shareholder. Accordingly, the American Opportunities Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of American Opportunities will be distributed to holders of Class A, Class B, Class C and Class D shares of All Star Growth, respectively. Such distribution will be accomplished by an instruction, signed by All Star Growth's Secretary, to transfer American Opportunities Shares then credited to All Star Growth's account on the books of American Opportunities to open accounts on the books of American Opportunities in the names of the All Star Growth Shareholders and representing the respective pro rata number of American Opportunities Shares due such All Star Growth Shareholders. All issued and outstanding shares of All Star Growth simultaneously will be canceled on All Star Growth's books; however, share certificates representing interests in All Star Growth will represent a number of American Opportunities Shares after the Closing Date as determined in accordance with paragraph 2.3. American Opportunities will issue certificates representing American Opportunities Shares in connection with such exchange only upon the written request of a All Star Growth Shareholder.

     1.6 Ownership of American Opportunities Shares will be shown on the books of American Opportunities' transfer agent. American Opportunities Shares will be issued in the manner described in American Opportunities' current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of American Opportunities Shares in a name other than the registered holder of American Opportunities Shares on All Star Growth's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom American Opportunities Shares are to be issued and transferred.

     1.8 Any reporting responsibility of All Star Growth is and shall remain the responsibility of All Star Growth up to and including the date on which All Star Growth is dissolved and deregistered pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, All Star Growth shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of All Star Growth as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of All Star Growth, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of All Star Growth for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. All Star Growth shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing
Date).

     1.10 Copies of all books and records maintained on behalf of All Star Growth in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of American Opportunities or their designee and American Opportunities or its designee shall comply with applicable record retention requirements to which All Star Growth is subject under the 1940 Act.

2. VALUATION

     2.1 The value of the All Star Growth Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of All Star Growth of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in American Opportunities' then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of a American Opportunities Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in American Opportunities' then current Prospectus and Statement of Additional Information.

     2.3 The number of American Opportunities Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of All Star Growth shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of American Opportunities (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of All Star Growth shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Services Company Inc. ("Morgan Stanley Services") in accordance with its regular practice in pricing American Opportunities. American Opportunities shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.

3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by All Star Growth and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for American Opportunities, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by All Star Growth to the Custodian for the account of American Opportunities on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley American Opportunities Fund."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both American Opportunities and All Star Growth, accurate appraisal of the value of the net assets of American Opportunities or the All Star Growth Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, All Star Growth shall deliver to American Opportunities or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the All Star Growth Shareholders and the number and percentage ownership of outstanding All Star Growth shares owned by each such All Star Growth Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the All Star Growth Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. American Opportunities shall issue and deliver to such Secretary a confirmation evidencing delivery of American Opportunities Shares to be credited on the Closing Date to All Star Growth or provide evidence satisfactory to All Star Growth that such American Opportunities Shares have been credited to All Star Growth's account on the books of American Opportunities. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4. COVENANTS OF AMERICAN OPPORTUNITIES AND ALL STAR GROWTH

     4.1 Except as otherwise expressly provided herein with respect to All Star Growth, American Opportunities and All Star Growth each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 American Opportunities will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to American Opportunities Shares ("Registration Statement"). All Star Growth will provide American Opportunities with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. All Star Growth will further provide American Opportunities with such other information and documents relating to All Star Growth as are reasonably necessary for the preparation of the Registration Statement.

     4.3 All Star Growth will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. All Star Growth will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that American Opportunities will furnish All Star Growth with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to American Opportunities as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 All Star Growth will assist American Opportunities in obtaining such information as American Opportunities reasonably requests concerning the beneficial ownership of All Star Growth shares.

     4.5 Subject to the provisions of this Agreement, American Opportunities and All Star Growth will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 All Star Growth shall furnish or cause to be furnished to American Opportunities within 30 days after the Closing Date a statement of All Star Growth's assets and liabilities as of the Closing Date, which statement shall be certified by All Star Growth's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, All Star Growth shall furnish American Opportunities, in such form as is reasonably satisfactory to American Opportunities, a statement certified by All Star Growth's Treasurer of All Star Growth's earnings and profits for federal income tax purposes that will be carried over to American Opportunities pursuant to
Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, All Star Growth (a) shall prepare and file all federal and other tax returns and reports of All Star Growth required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 American Opportunities agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5. REPRESENTATIONS AND WARRANTIES

     5.1 American Opportunities represents and warrants to All Star Growth as follows:

         (a) American Opportunities is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

         (b) American Opportunities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

         (c) All of the issued and outstanding shares of American Opportunities have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of American Opportunities are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and American Opportunities is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The current Prospectus and Statement of Additional Information of American Opportunities conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) American Opportunities is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of American Opportunities' Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which American Opportunities is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against American Opportunities or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and American Opportunities knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended December 31, 2002, of American Opportunities audited by Deloitte & Touche LLP (copies of which have been furnished to All Star Growth), fairly present, in all material respects, American Opportunities' financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of American Opportunities (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) All issued and outstanding American Opportunities Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in American Opportunities' current Statement of Additional Information incorporated by reference in the Registration Statement. American Opportunities does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

         (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of American Opportunities, and this Agreement constitutes a valid and binding obligation of American Opportunities enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with American Opportunities' performance of this Agreement;

         (j) American Opportunities Shares to be issued and delivered to All Star Growth, for the account of the All Star Growth Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued American Opportunities Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in American Opportunities' current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

         (k) All material federal and other tax returns and reports of American Opportunities required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of American Opportunities' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, American Opportunities has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of American Opportunities to continue to meet the requirements of Subchapter M of the Code;

         (m) Since December 31, 2002 there has been no change by American Opportunities in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

         (n) The information furnished or to be furnished by American Opportunities for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

         (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to American Opportunities) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 All Star Growth represents and warrants to American Opportunities as follows:

         (a) All Star Growth is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

         (b) All Star Growth is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

         (c) All of the issued and outstanding shares of beneficial interest of All Star Growth have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of All Star Growth are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and All Star Growth is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The current Prospectus and Statement of Additional Information of All Star Growth conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) All Star Growth is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of All Star Growth's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which All Star Growth is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against All Star Growth or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and All Star Growth knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of All Star Growth for the year ended July 31, 2002, audited by Deloitte & Touche LLP (copies of which have been or will be furnished to American Opportunities) fairly present, in all material respects, All Star Growth's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of All Star Growth (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) All Star Growth has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

         (i) All issued and outstanding shares of All Star Growth are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in All Star Growth's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. All Star Growth does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to American Opportunities pursuant to paragraph 3.4;

         (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of All Star Growth, and subject to the approval of All Star Growth's shareholders, this Agreement constitutes a valid and binding obligation of All Star Growth, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with All Star Growth's performance of this Agreement;

         (k) All material federal and other tax returns and reports of All Star Growth required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of All Star Growth's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, All Star Growth has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of All Star Growth to continue to meet the requirements of Subchapter M of the Code;

         (m) At the Closing Date, All Star Growth will have good and valid title to the All Star Growth Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by All Star Growth which have not settled prior to the Closing
     Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, American Opportunities will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

         (n) On the effective date of the Registration Statement, at the time of the meeting of All Star Growth's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective American Opportunities Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by All Star Growth for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

         (o) All Star Growth will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

         (p) All Star Growth has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

         (q) All Star Growth is not acquiring American Opportunities Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF ALL STAR GROWTH

     The obligations of All Star Growth to consummate the transactions provided for herein shall be subject, at its election, to the performance by American Opportunities of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of American Opportunities contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 American Opportunities shall have delivered to All Star Growth a certificate of its President and Treasurer, in a form reasonably satisfactory to All Star Growth and dated as of the Closing Date, to the effect that the representations and warranties of American Opportunities made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as All Star Growth shall reasonably request;

     6.3 All Star Growth shall have received a favorable opinion from Mayer, Brown, Rowe & Maw, counsel to American Opportunities, dated as of the Closing Date, to the effect that:

         (a) American Opportunities is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) American Opportunities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by American Opportunities and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by All Star Growth, is a valid and binding obligation of American Opportunities enforceable against American Opportunities in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) American Opportunities Shares to be issued to All Star Growth Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Capital Stock and Other Securities" in American Opportunities' Statement of Additional Information), and no shareholder of American Opportunities has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate American Opportunities' Declaration of Trust or By-Laws; and
     (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by American Opportunities' of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to American Opportunities' 12b-1 plan of distribution from those described in American Opportunities' Prospectus dated February 28, 2003 and Statement of Additional Information dated February 28, 2003.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF AMERICAN OPPORTUNITIES

     The obligations of American Opportunities to complete the transactions provided for herein shall be subject, at its election, to the performance by All Star Growth of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of All Star Growth contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 All Star Growth shall have delivered to American Opportunities at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to American Opportunities and dated as of the Closing Date, to the effect that the representations and warranties of All Star Growth made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as American Opportunities shall reasonably request;

     7.3 All Star Growth shall have delivered to American Opportunities a statement of the All Star Growth Assets and its liabilities, together with a list of All Star Growth's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of All Star Growth;

     7.4 All Star Growth shall have delivered to American Opportunities within three business days after the Closing a letter from Deloitte & Touche LLP for the taxable period February 26, 2001 (commencement of operations) through July 31, 2001 and the taxable year ended July 31, 2002, each dated as of the Closing Date stating that (a) such firm has performed a limited review of the federal and state income tax returns of All Star Growth for each of the respective taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the federal and state income tax liabilities of All Star Growth for the periods covered thereby, (b) for the period from July 31, 2002 to and including the Closing Date, Deloitte & Touche LLP has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all federal, state and local tax liabilities for the period from July 31, 2002 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that All Star Growth would not qualify as a regulated investment company for federal income tax purposes for any such year or period;

     7.5 American Opportunities shall have received at the Closing a favorable opinion from Mayer, Brown, Rowe & Maw, counsel to All Star Growth, dated as of the Closing Date to the effect that:

         (a) All Star Growth is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) All Star Growth is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by All Star Growth and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by American Opportunities, is a valid and binding obligation of All Star Growth enforceable against All Star Growth in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate All Star Growth's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by All Star Growth of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the All Star Growth Assets shall include no assets that American Opportunities, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF AMERICAN OPPORTUNITIES AND ALL STAR GROWTH

     The obligations of All Star Growth and American Opportunities hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of All Star Growth in accordance with the provisions of All Star Growth's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to American Opportunities;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by American Opportunities or All Star Growth to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of American Opportunities or All Star Growth;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 All Star Growth shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the All Star Growth Shareholders all of All Star Growth's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received the opinion of the law firm of Mayer, Brown, Rowe & Maw (based on such representations as such law firm shall reasonably request), addressed to American Opportunities and All Star Growth, which opinion may be relied upon by the shareholders of All Star Growth, substantially to the effect that, for federal income tax purposes:

         (a) The transfer of All Star Growth's assets in exchange for American Opportunities Shares and the assumption by American Opportunities of certain stated liabilities of All Star Growth followed by the distribution by All Star Growth of American Opportunities Shares to the All Star Growth Shareholders in exchange for their All Star Growth shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and All Star Growth and American Opportunities will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         (b) No gain or loss will be recognized by American Opportunities upon the receipt of the assets of All Star Growth solely in exchange for American Opportunities Shares and the assumption by American Opportunities of the stated liabilities of All Star Growth;

         (c) No gain or loss will be recognized by All Star Growth upon the transfer of the assets of All Star Growth to American Opportunities in exchange for American Opportunities Shares and the assumption by American Opportunities of the stated liabilities or upon the distribution of American Opportunities Shares to the All Star Growth Shareholders in exchange for their All Star Growth shares;

         (d) No gain or loss will be recognized by the All Star Growth Shareholders upon the exchange of the All Star Growth shares for American Opportunities Shares;

         (e) The aggregate tax basis for American Opportunities Shares received by each All Star Growth Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the All Star Growth Shares held by each such All Star Growth Shareholder immediately prior to the Reorganization;

         (f) The holding period of American Opportunities Shares to be received by each All Star Growth Shareholder will include the period during which the All Star Growth Shares surrendered in exchange therefor were held (provided such All Star Growth Shares were held as capital assets on the date of the Reorganization);

         (g) The tax basis of the assets of All Star Growth acquired by American Opportunities will be the same as the tax basis of such assets to All Star Growth immediately prior to the Reorganization; and

         (h) The holding period of the assets of All Star Growth in the hands of American Opportunities will include the period during which those assets were held by All Star Growth.

     Notwithstanding anything herein to the contrary, neither American Opportunities nor All Star Growth may waive the conditions set forth in this paragraph 8.6.

9. FEES AND EXPENSES

     9.1 (a) American Opportunities shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. All Star Growth shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

         (b) In the event the transactions contemplated herein are not consummated by reason of All Star Growth being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to All Star Growth's obligations specified in this Agreement), All Star Growth's only obligation hereunder shall be to reimburse American Opportunities for all reasonable out-of-pocket fees and expenses incurred by American Opportunities in connection with those transactions.

         (c) In the event the transactions contemplated herein are not consummated by reason of American Opportunities being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to American Opportunities' obligations specified in this Agreement), American Opportunities' only obligation hereunder shall be to reimburse All Star Growth for all reasonable out-of-pocket fees and expenses incurred by All Star Growth in connection with those transactions.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of All Star Growth hereunder shall not survive the dissolution and complete liquidation of All Star Growth in accordance with Section 1.9.

11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

         (a) by the mutual written consent of All Star Growth and American Opportunities;

         (b) by either American Opportunities or All Star Growth by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before , 2003; or

         (c) by either American Opportunities or All Star Growth, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the All Star Growth shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
     (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of American Opportunities or All Star Growth, or the trustees or officers of American Opportunities or All Star Growth, to any other party or its trustees or officers.

         (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of American Opportunities or All Star Growth, or the trustees or officers of American Opportunities or All Star Growth, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of American Opportunities hereunder are solely those of American Opportunities. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of

American Opportunities shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of American Opportunities and signed by authorized officers of American Opportunities acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of All Star Growth hereunder are solely those of All Star Growth. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of All Star Growth shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of All Star Growth and signed by authorized officers of All Star Growth acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.



                                MORGAN STANLEY ALL STAR GROWTH FUND

                                By:  /s/ CHARLES A. FIUMEFREDDO
                                   --------------------------------------------
                                   Name:  Charles A. Fiumefreddo
                                   Title: Chairman



                                MORGAN STANLEY AMERICAN OPPORTUNITIES FUND



                                By:  /s/ BARRY FINK
                                   --------------------------------------------
                                   Name:  Barry Fink
                                   Title: Vice President

                                                                       EXHIBIT B

                                                           [MORGAN STANLEY LOGO]














Morgan Stanley American Opportunities Fund

                                                               [GRAPHIC OMITTED]

A mutual fund that seeks long-term
capital growth consistent with an
effort to reduce volatility
















                                                  Prospectus | February 28, 2003


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS



The Fund                    INVESTMENT OBJECTIVE ........................................... 1

                            PRINCIPAL INVESTMENT STRATEGIES ................................ 1

                            PRINCIPAL RISKS ................................................ 2

                            PAST PERFORMANCE ............................................... 3

                            FEES AND EXPENSES .............................................. 5

                            ADDITIONAL INVESTMENT STRATEGY INFORMATION ..................... 6

                            ADDITIONAL RISK INFORMATION .................................... 7

                            FUND MANAGEMENT ................................................ 8


Shareholder Information     PRICING FUND SHARES ............................................ 9

                            HOW TO BUY SHARES .............................................. 9

                            HOW TO EXCHANGE SHARES ........................................ 11

                            HOW TO SELL SHARES ............................................ 12

                            DISTRIBUTIONS ................................................. 14

                            TAX CONSEQUENCES .............................................. 15

                            SHARE CLASS ARRANGEMENTS ...................................... 15


Financial Highlights        ............................................................... 23


Morgan Stanley Funds        ................................................ INSIDE BACK COVER


                            THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                            PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

THE FUND


[GRAPHIC OMITTED]

INVESTMENT OBJECTIVE
--------------------

Morgan Stanley American Opportunities Fund seeks long-term capital growth consistent with an effort to reduce volatility.


[GRAPHIC OMITTED]

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

(sidebar)
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
(endsidebar)

The Fund will normally invest at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). At least 80% of the Fund's assets will be invested in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., invests in companies that it believes have earnings growth potential. The Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Fund's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.

Sector Rotation. The Investment Manager utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish this task, the Investment Manager establishes an economic forecast based on its short-term and long-term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The remaining 35% of the Fund's assets may be invested in convertible securities, preferred securities, fixed-income securities and options and futures. Up to 20% of the Fund's assets may be invested in foreign securities (that are not traded in the U.S. on a national securities exchange).

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading or investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading or investment strategies while not using others.


[GRAPHIC OMITTED]

PRINCIPAL RISKS
---------------

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Common Stocks. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. The Fund's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

While the Fund principally invests in large, established companies, the Fund may invest in medium-sized companies and small-sized companies. Investing in securities of medium and small-sized growth companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

Foreign Securities. The Fund's investments in foreign securities may involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with its convertible securities, preferred securities, fixed-income securities and options and futures investments. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC OMITTED]

PAST PERFORMANCE
----------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 10 calendar years.
(endsidebar)


                         ANNUAL TOTAL RETURNS -- CALENDAR YEARS

YEAR          1993      '94      '95      '96       '97       '98       '99       2000       01        '02
-------------------------------------------------------------------------------------------------------------
PERCENTAGE   18.70%    -6.75%   42.20%   10.53%    31.55%    31.07%    46.12%    -9.93%   -27.30%     -23.09%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.


During the periods shown in the bar chart, the highest return for a calendar quarter was 34.93% (quarter ended December 31, 1999), and the lowest return for a calendar quarter was -20.28% (quarter ended March 31, 2001).

Average Annual Total Returns. This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)



                                                        PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS     LIFE OF FUND
                                                       -------------   --------------   ---------------   -------------
 Class A(1): Return Before Taxes                         -26.56%          -1.17%               --              0.29%
   Standard & Poor's 500 Index(2)                        -22.09%          -0.58%               --              0.25%
 Class B(1): Return Before Taxes                         -26.94%          -0.98%             8.24%               --
   Return After Taxes on Distributions(3)                -26.94%          -3.67%             4.95%               --
   Return After Taxes on Distributions and Sale of
    Fund Shares                                          -16.54%          -1.09%             5.76%               --
   Standard & Poor's 500 Index(2)                        -22.09%          -0.58%             9.35%               --
 Class C(1): Return Before Taxes                         -23.85%          -0.86%               --              0.52%
   Standard & Poor's 500 Index(2)                        -22.09%          -0.58%               --              0.25%
 Class D(1): Return Before Taxes                         -22.32%           0.13%               --              1.52%
   Standard & Poor's 500 Index(2)                        -22.09%          -0.58%               --              0.25%



(1) Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on March 27, 1980.

(2) The Standard & Poor's 500 Index (S&P 500 (Registered Trademark) ) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

The above table shows after tax returns for the Fund's Class B shares. The after tax returns for the Fund's other Classes will vary from the Class B shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

[GRAPHIC OMITTED]

FEES AND EXPENSES
-----------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(endsidebar)


(sidebar)
ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended December 31, 2002.
(endsidebar)



                                                      CLASS A      CLASS B     CLASS C     CLASS D
--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)        5.25%(1)    None        None        None
--------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)              None(2)     5.00%(3)    1.00%(4)    None
--------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
  Management fee                                       0.48%       0.48%       0.48%       0.48%
--------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees                0.22%       1.00%       0.92%       None
--------------------------------------------------------------------------------------------------
  Other expenses                                       0.19%       0.19%       0.19%       0.19%
--------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses                 0.89%       1.67%       1.59%       0.67%
--------------------------------------------------------------------------------------------------


(1)  Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.


(4)  Only applicable if you sell your shares within one year after purchase.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                 IF YOU SOLD YOUR SHARES:                               IF YOU HELD YOUR SHARES:
-----------------------------------------------------------   --------------------------------------------
              1 YEAR     3 YEARS     5 YEARS      10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------   --------------------------------------------
 Class A       $611        $794      $  992        $1,564       $611        $794        $992      $1,564
-----------------------------------------------------------   --------------------------------------------
 Class B       $670        $826      $1,107        $1,976       $170        $526        $907      $1,976
-----------------------------------------------------------   --------------------------------------------
 Class C       $262        $502      $  866        $1,889       $162        $502        $866      $1,889
-----------------------------------------------------------   --------------------------------------------
 Class D       $ 68        $214      $  373        $  835       $ 68        $214        $373      $  835
-----------------------------------------------------------   --------------------------------------------



While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.



[GRAPHIC OMITTED]

ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------

This section provides additional information relating to the Fund's principal investment strategies.

Options and Futures. The Fund may purchase and sell stock index futures contracts and may purchase put options on stock indexes and stock index futures. Stock index futures and options on stock indexes and stock index futures may be used to facilitate trading, to increase or decrease the Fund's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Fund's securities or an increase in prices of securities that may be purchased.

Other Investments. The Fund may invest up to 35% of its assets in convertible securities, preferred securities and fixed-income securities, such as U.S. government securities and investment grade corporate debt securities. The Fund's fixed-income investments may include zero coupon securities which are purchased at a discount and accrue interest, but make no interest payments until maturity. Up to 5% of the Fund's assets may be invested in convertible securities rated below investment grade.

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

Portfolio Turnover. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the Fund's portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


[GRAPHIC OMITTED]

ADDITIONAL RISK INFORMATION
---------------------------

This section provides additional information relating to the principal risks of investing in the Fund.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Convertible Securities. The Fund also may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Fund's convertible investments may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

Options and Futures. If the Fund invests in stock index futures or options on stock indexes or stock index futures, its participation in these markets would subject the Fund to certain risks. If the Investment Manager's predictions of movements in the direction of the stock index are inaccurate, the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of stock index futures and options on stock indexes and stock index futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular instrument.

[GRAPHIC OMITTED]


FUND MANAGEMENT
---------------

(sidebar)
MORGAN STANLEY
INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $115 billion in assets under management as of January 31, 2003.
(endsidebar)

The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The Fund is managed within the Sector Rotation team. Current members of the team include Anita H. Kolleeny and Michelle Kaufman, Managing Directors of the Investment Manager, and Alison E. Williams, an Executive Director of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 2002, the Fund accrued total compensation to the Investment Manager amounting to 0.48% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION

[GRAPHIC OMITTED]

PRICING FUND SHARES
-------------------

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.


An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.



[GRAPHIC OMITTED]

HOW TO BUY SHARES
--------------------------


(sidebar)
CONTACTING A
FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
(endsidebar)



You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.


Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.

(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(endsidebar)



MINIMUM INVESTMENT AMOUNTS
-----------------------------------------------------------------
                                           MINIMUM INVESTMENT
                                        -------------------------
INVESTMENT OPTIONS                        INITIAL    ADDITIONAL
-----------------------------------------------------------------
  Regular Account                          $1,000      $100
-----------------------------------------------------------------
  Individual Retirement Account            $1,000      $100
-----------------------------------------------------------------
  Coverdell Education Savings Account      $  500      $100
-----------------------------------------------------------------
  EasyInvest(SM)                           $  100*     $100*
  (Automatically from your
  checking or savings account
  or Money Market Fund)
-----------------------------------------------------------------


*  Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:


o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).


o Make out a check for the total amount payable to: Morgan Stanley American Opportunities Fund.


o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]

HOW TO EXCHANGE SHARES
----------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.


Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.


Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.


Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.


CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.


For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.


[GRAPHIC OMITTED]

HOW TO SELL SHARES
------------------

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.



OPTIONS            PROCEDURES
----------------------------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.
                   ---------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
                   ---------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:
[GRAPHIC OMITTED]  o  your account number;
                   o  the name of the Fund;
                   o  the dollar amount or the number of shares you wish to sell;
                   o  the Class of shares you wish to sell; and
                   o  the signature of each owner as it appears on the account.
                   ---------------------------------------------------------------------------------------------

OPTIONS          PROCEDURES
--------------------------------------------------------------------------------------------------------------------
By Letter,       If you are requesting payment to anyone other than the registered owner(s) or that payment be
continued        sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                 ---------------------------------------------------------------------------------------------------
                 Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                 ---------------------------------------------------------------------------------------------------
                 A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
--------------------------------------------------------------------------------------------------------------------
Systematic       If your investment in all of the Morgan Stanley Family of Funds has a total market value of at
Withdrawal Plan  least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage
[GRAPHIC OMITTED]of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                 ---------------------------------------------------------------------------------------------------
                 Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                 section of this Prospectus.
                 ---------------------------------------------------------------------------------------------------
                 To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------------------------------------------


Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.


[GRAPHIC OMITTED]


DISTRIBUTIONS
-------------

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(endsidebar)

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[GRAPHIC OMITTED]

TAX CONSEQUENCES
----------------

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o  The Fund makes distributions; and

o  You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.



[GRAPHIC OMITTED]

SHARE CLASS ARRANGEMENTS
------------------------

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.


The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:


                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                      ANNUAL 12B-1 FEE
-------------------------------------------------------------------------------------------------------------
A         Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during the first year                                                                  0.25%
-------------------------------------------------------------------------------------------------------------
B         Maximum 5.0% CDSC during the first year decreasing to 0% after six years               1.00%
-------------------------------------------------------------------------------------------------------------
C         1.0% CDSC during the first year                                                        1.00%
-------------------------------------------------------------------------------------------------------------
D         None                                                                                   None
-------------------------------------------------------------------------------------------------------------


CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.


The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:


(sidebar)
FRONT-END SALES
CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(endsidebar)



                                                  FRONT-END SALES CHARGE
                                      -----------------------------------------------
                                       PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION              OFFERING PRICE      OF NET AMOUNT INVESTED
-------------------------------------------------------------------------------------
  Less than $25,000                            5.25%                  5.54%
-------------------------------------------------------------------------------------
  $25,000 but less than $50,000                4.75%                  4.99%
-------------------------------------------------------------------------------------
  $50,000 but less than $100,000               4.00%                  4.17%
-------------------------------------------------------------------------------------
  $100,000 but less than $250,000              3.00%                  3.09%
-------------------------------------------------------------------------------------
  $250,000 but less than $500,000              2.50%                  2.56%
-------------------------------------------------------------------------------------
  $500,000 but less than $1 million            2.00%                  2.04%
-------------------------------------------------------------------------------------
  $1 million and over                          0.00%                  0.00%
-------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o  A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o  Tax-exempt organizations.

o  Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

Right of Accumulation. You also may benefit from a reduction of sales charges, if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the Fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling

(800) 869-NEWS . If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


o A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.


o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset- based fee for investment advisory, administrative and/or brokerage services.

o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.


o Insurance company separate accounts that have been approved by the Fund's distributor.


o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.


o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED
SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(endsidebar)

                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
----------------------------------------------------------
  First                                      5.0%
----------------------------------------------------------
  Second                                     4.0%
----------------------------------------------------------
  Third                                      3.0%
----------------------------------------------------------
  Fourth                                     2.0%
----------------------------------------------------------
  Fifth                                      2.0%
----------------------------------------------------------
  Sixth                                      1.0%
----------------------------------------------------------
  Seventh and thereafter                     None
----------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o  Sales in connection with the following retirement plan "distributions":
   (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);
   (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).


o  Sales of shares held for you as a participant in a Morgan Stanley Eligible
  Plan.


o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.


Distribution Fee. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the 12b-1 plan on April 30, 1984 (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the inception of the 12b-1 plan upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B attributable to shares issued, net of related shares sold, since inception of the 12b-1 plan. This fee is higher than the annual distribution fee paid by Class A.


Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.


In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.


Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.


CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:


o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset- based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan

  Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.


o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.


NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).



This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



Class A Shares
------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR THE YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------
                                                          2002            2001            2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                  $ 24.36         $ 33.77          $43.35         $33.16        $29.59
------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income[+/+]                             0.04            0.18            0.16           0.10          0.15
   Net realized and unrealized gain (loss)               (5.52)          (9.17)          (4.40)         14.80          8.71
                                                       -------         -------          ------         ------        ------
 Total income (loss) from investment operations          (5.48)          (8.99)          (4.24)         14.90          8.86
------------------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                  --           (0.42)          (5.34)         ( 4.71)        (5.29)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $ 18.88         $ 24.36          $33.77         $43.35        $33.16
------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (22.50)%        (26.72)%         (9.51)%         46.94%        31.78%
------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 0.89%           0.81%           0.80%           0.81%         0.86%
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                    0.19%           0.68%           0.37%           0.28%         0.43%
------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands              $224,296        $298,624         $397,887       $306,542      $116,894
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   306%            380%            425%            378%          321%
------------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class B Shares
--------------------------------------------------------------------------------------------------------------------------
                                                                          FOR THE YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------
                                                         2002            2001           2000          1999          1998
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                  $ 23.56         $ 32.94         $42.63        $32.85       $29.51
--------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                              (0.12)          (0.03)         (0.05)       (0.09)       (0.03)
   Net realized and unrealized gain (loss)               (5.32)          (8.93)         (4.30)       14.58         8.66
                                                       -------         -------         ------       ------        -----
 Total income (loss) from investment operations          (5.44)          (8.96)         (4.35)       14.49         8.63
--------------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                  --           (0.42)         (5.34)       (4.71)       (5.29)
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $ 18.12         $ 23.56         $32.94       $42.63       $32.85
--------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (23.09)%        (27.30)%        (9.93)%      46.12%       31.07 %
--------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
--------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 1.67%           1.61%          1.28%        1.33%        1.39%
--------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                     (0.59)%         (0.12)%        (0.11)%      (0.24)%      (0.10)%
--------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in millions                 $3,886          $6,192        $10,151      $10,389      $5,750
--------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   306%            380%           425%        378%        321%
--------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class C Shares
-----------------------------------------------------------------------------------------------------------------------------
                                                                          FOR THE YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------
                                                         2002            2001            2000            1999           1998
 SELECTED PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $23.31          $32.58          $42.35          $32.74        $29.49
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                              (0.11)          (0.03)          (0.15)          (0.18)        (0.10)
   Net realized and unrealized gain (loss)               (5.27)          (8.82)          (4.28)          14.50          8.64
                                                        ------          ------          ------          ------        ------
 Total income (loss) from investment operations          (5.38)          (8.85)          (4.43)          14.32          8.54
-----------------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                  --           (0.42)          (5.34)          (4.71)        (5.29)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $17.93         $ 23.31          $32.58          $42.35        $32.74
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (23.08)%        (27.29)%        (10.17)%         45.75%        30.78%
-----------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
-----------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 1.59%           1.61%           1.55%           1.59%         1.61%
-----------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                     (0.51)%         (0.12)%         (0.38)%         (0.50)%       (0.32)%
-----------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands              $154,426        $227,574        $348,180        $245,942       $60,861
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   306%            380%            425%            378%          321%
-----------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class D Shares
-----------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------
                                                         2002            2001            2000           1999           1998
 SELECTED PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $24.69          $34.15          $43.66         $33.31        $29.63
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income[+/+]                             0.09            0.23            0.28           0.18          0.24
   Net realized and unrealized gain (loss)               (5.60)          (9.27)          (4.45)         14.88          8.73
                                                        ------          ------          ------         ------        ------
 Total income (loss) from investment operations          (5.51)          (9.04)          (4.17)         15.06          8.97
-----------------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                  --           (0.42)          (5.34)         (4.71)        (5.29)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $19.18          $24.69          $34.15         $43.66        $33.31
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (22.32)%        (26.56)%         (9.28)%        47.22%        32.12%
-----------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
-----------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 0.67%           0.61%           0.55%          0.59%         0.61%
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                                    0.41%           0.88%           0.62%          0.50%         0.68%
-----------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands              $458,680        $431,754        $569,203       $319,692      $135,022
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   306%            380%            425%           378%          321%
-----------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Notes


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Morgan Stanley Funds
--------------------------------------------------------------------------------


 O GLOBAL/INTERNATIONAL FUNDS

      European Growth Fund

      Fund of Funds - International Portfolio

      Global Advantage Fund

      Global Dividend Growth Securities

      International Fund

      International SmallCap Fund

      International Value Equity Fund

      Japan Fund

      Latin American Growth Fund

      Pacific Growth Fund


 O GROWTH FUNDS

      21st Century Trend Fund

      Aggressive Equity Fund

      All Star Growth Fund

      American Opportunities Fund

      Capital Opportunities Trust

      Developing Growth Securities Trust

      Growth Fund

      KLD Social Index Fund

      Market Leader Trust

      Nasdaq-100 Index Fund

      New Discoveries Fund

      Next Generation Trust

      Small-Mid Special Value Fund

      Special Growth Fund

      Special Value Fund

      Tax-Managed Growth Fund


 O GROWTH + INCOME FUNDS

      Allocator Fund

      Balanced Growth Fund

      Balanced Income Fund

      Convertible Securities Trust

      Dividend Growth Securities

      Equity Fund

      Fund of Funds - Domestic Portfolio

      Fundamental Value Fund

      Income Builder Fund

      Mid-Cap Value Fund

      S&P 500 Index Fund

      Strategist Fund

      Total Market Index Fund

      Total Return Trust

      Value Fund

      Value-Added Market Series--
       Equity Portfolio


 O INCOME FUNDS

      Diversified Income Trust

      Federal Securities Trust

      High Yield Securities

      Intermediate Income Securities

      Limited Duration Fund(NL)

      Limited Duration U.S. Treasury Trust

      Liquid Asset Fund (MM)

      U.S. Government Money Market Trust (MM)

      U.S. Government Securities Trust


 O SPECIALTY FUNDS

      Biotechnology Fund

      Financial Services Trust

      Global Utilities Fund

      Health Sciences Trust

      Information Fund

      Natural Resource Development  Securities

      Real Estate Fund

      Technology Fund

      Utilities Fund


 O TAX-FREE INCOME FUNDS

      California Tax-Free Daily Income Trust (MM)

      California Tax-Free Income Fund

      Hawaii Municipal Trust (FSC)

      Limited Term Municipal Trust (NL)

      Multi-State Municipal Series Trust (FSC)

      New York Municipal Money Market Trust (MM)

      New York Tax-Free Income Fund

      Tax-Exempt Securities Trust

      Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------



  There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

  Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                          www.morganstanley.com/funds

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  TICKER SYMBOLS:

  Class A:       AMOAX               Class C:       AMOCX
------------------------           ------------------------
  Class B:       AMOBX               Class D:       AMODX
------------------------           ------------------------


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-2978)
CLF # 37920PRO




                                                           [MORGAN STANLEY LOGO]




Morgan Stanley American
Opportunities Fund

                                                               [GRAPHIC OMITTED]
A mutual fund that seeks
long-term capital growth
consistent with an effort to
reduce volatility






                                                  Prospectus o February 28, 2003

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
LETTER TO THE SHAREHOLDERS o DECEMBER 31, 2002

DEAR SHAREHOLDER:

Structural obstacles impeded the economic and market recovery in 2002. Unlike recent economic cycles, the past year was largely a cycle dominated by credit and balance sheet issues. Debt in the United States rose in 2002 to the highest level in hisory for both corporations and consumers, exceeding levels observed even in the 1920s, the previous high merger-and-acquisition activity, aggressive capital spending and corporate balance sheets remain at extremely distressed levels. Calendar year 2002 began the process of repairing corporate balance sheets, which we believe is likely to continue into 2003. Spending on consumer durables has significantly increased for an extended period of time, resulting in little pent-up demand. Strong real wage growth and rising housing prices fueled robust spending throughout 2002 but have recently shown signs of waning. We anticipate that consumer spending may subside in the months ahead, to be slowly absorbed by business spending during the second half of 2003.

Calendar year 2002 marked the third year of a secular bear market. Despite a market rally commencing in early October, the S&P 500 finished the year in negative territory. The market's best-performing sectors were consumer staples and basic materials. Technology and telecommunications, not long ago the darlings of the market, were its poorest performers.

PERFORMANCE AND PORTFOLIO STRATEGY

For the 12 months ended December 31, 2002, Morgan Stanley American Opportunities Fund's Class A, B, C and D shares produced total returns of -22.50 percent, -23.09 percent, -23.08 percent and -22.32 percent, respectively. For the same period, the Standard & Poor's 500 Index (S&P 500) returned -22.09 percent and the Nasdaq composite returned -31.53 percent. During 2002, the Fund outperformed the average return of -28.63 percent for the 661 funds in the Lipper Large-Cap Growth Funds category.(1) The Fund's Class B shares also outperformed its Lipper peer group average for the trailing three-, five- and 10-year periods for the periods ended December 31, 2002. The performance of the Fund's four share classes varies because of differing expenses. Total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

Geopolitical concerns and disappointing earnings news led to our decision to position the Fund defensively throughout 2002. While this decision was a positive factor during the first three quarters of the year, it put a drag on the Fund during the fourth-quarter market rally. The Fund benefited from its underweightings in technology and telecommunications and its overweighting in basic materials, specifically gold stocks, which served as a proxy hedge for the declining dollar and tensions in the Middle East.

--------------
(1) Lipper defines Large-Cap Growth funds as those funds that, by portfolio practice, invest at least 75 percent of equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300 percent of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have above-average price-to-earnings ratios, price-to-book ratios and three-year sales-per-share growth value, compared to the S&P 500 Index.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
LETTER TO THE SHAREHOLDERS o DECEMBER 31, 2002 CONTINUED

During most of 2002, the Fund was generally overweighted in stable growth sectors such as consumer staples, health care and defense. In our view, these sectors offered relatively stronger earnings growth potential in the face of sluggish corporate earnings. We also favored the consumer discretionary sector over the capital goods sector, as consumer credit was plentiful, mortgage refinancing provided a source of funding and real wages were rising. The corporate sector suffered from a strong dollar, tight credit and distressed balance sheets.

In the first half of the year, the Fund emphasized sectors that we believed offered better pricing and supply-and-demand conditions, such as health care and health-care services. We also focused on consumer cyclicals, which benefited from strong consumer spending, a product of real wage growth and rising housing prices. The Fund underweighted sectors that demonstrated poor earnings growth, such as technology and telecommunications. These sectors suffered from excess capacity and constrained demand, the latter a product of distressed corporate and consumer balance sheets.

During the fourth quarter, the Fund reduced its sector weighting in consumer staples. We believe this industry has come under increasing pricing pressures and profit comparisons will become more difficult in 2003.

LOOKING AHEAD

Economic growth, inflation and geopolitical issues will be important factors in 2003. The ecomomy still faces significant challenges before returning to healthy growth. A credit and balance sheet economic cycle takes considerable time to work through prior to returning to strong economic growth. Federal and monetary authorities have introduced plans to revitalize the economy. These programs are, in our opinion, likely to spur economic growth during the second half of 2003.

We believe the next few years will be characterized by a tug of war between existing structural impediments and potential stimulus programs still pending. Our current macroeconomic analysis suggests that the economy may decelerate during the first quarter of 2003. This economic slowdown, coupled with geopolitical developments and a weak U.S. dollar, could exert pressure on the market into the spring.

During the second quarter, we expect major economic stimulus actions to be initiated by fiscal and monetary officials. The fiscal package proposed is estimated to range from $100 to $600 billion and to be implemented over the next 10 years. We anticipate that roughly $100 billion will be front loaded into the economy over the next 16 months. In addition, a major change in the posture of central banks around the globe toward reflation has the potential to improve economic growth significantly in 2003. We believe that these initiatives will provide support to the market and foster stronger economic growth in the second half of 2003 and into 2004.

In our opinion, a market low may be reached in the spring, representing a major bottom of the bear market. At that time, we expect to tilt the Fund's portfolio to economically sensitive sectors such as

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
LETTER TO THE SHAREHOLDERS o DECEMBER 31, 2002 CONTINUED

industrials, basic materials and technology. We will then also attempt to raise the Fund's beta and lower its average market capitalization. Until then, we are attempting to move the Fund in line with the market in terms of its weightings in industrials and credit-sensitive issues.

We appreciate your ongoing support of Morgan Stanley American Opportunities Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo                      /s/ Mitchell M. Merin
--------------------------                      ---------------------
Charles A. Fiumefreddo                          Mitchell M. Merin
Chairman of the Board                           President and CEO





ANNUAL HOUSEHOLDING NOTICE

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FUND PERFORMANCE [] DECEMBER 31, 2002

GROWTH OF $10,000 - CLASS B
($ in Thousands)

   Date                     Total                   S&P 500
------------------------------------------------------------------
December 1992             $10,000                   $10,000
------------------------------------------------------------------
December 1993             $11,870                   $11,008
------------------------------------------------------------------
December 1994             $11,069                   $11,153
------------------------------------------------------------------
December 1995             $15,742                   $15,346
------------------------------------------------------------------
December 1996             $17,399                   $18,868
------------------------------------------------------------------
December 1997             $22,887                   $25,162
------------------------------------------------------------------
December 1998             $29,999                   $32,351
------------------------------------------------------------------
December 1999             $43,834                   $39,159
------------------------------------------------------------------
December 2000             $39,479                   $35,588
------------------------------------------------------------------
December 2001             $28,700                   $31,361
------------------------------------------------------------------
December 2002             $22,073(3)                $24,434
------------------------------------------------------------------

                        --------------------------------
                            -- Fund   -- S&P 500 (4)
                        --------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.


         AVERAGE ANNUAL TOTAL RETURNS - PERIOD ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

                           CLASS A SHARES*
-------------------------------------------------------------------
1 Year                        (22.50)%(1)        (26.56)%(2)
5 Years                        (0.10)%(1)         (1.17)%(2)
Since Inception (7/28/97)       1.29 %(1)          0.29 %(2)


                           Class B Shares**
-------------------------------------------------------------------
1 Year                        (23.09)%(1)        (26.94)%(2)
5 Years                        (0.72)%(1)         (0.98)%(2)
10 Years                        8.24 %(1)          8.24 %(2)


                           CLASS C SHARES+
-------------------------------------------------------------------
1 Year                        (23.08)%(1)        (23.85)%(2)
5 Years                        (0.86)%(1)         (0.86)%(2)
Since Inception (7/28/97)       0.52 %(1)          0.52 %(2)


                           CLASS D SHARES++
-------------------------------------------------------------------
1 Year                        (22.32)%(1)
5 Years                         0.13 %(1)
Since Inception (7/28/97)       1.52 %(1)

------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)   Closing value assuming a complete redemption on December 31, 2002.
(4) The Standard and Poor's 500 Index (S&P 500(Reg. TM)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
 *    The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.



 + The maximum contingent deferred sales charge for Class C is 1% for shares redeemed within one year of purchase.
 ++   Class D has no sales charge.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002




     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      COMMON STOCKS (84.4%)
                      Advertising/Marketing Services (0.2%)
  143,900             Omnicom Group, Inc. .................   $    9,295,940
                                                              --------------
                      Aerospace & Defense (1.8%)
  810,100             Lockheed Martin Corp. ...............       46,783,275
  370,200             Northrop Grumman Corp. ..............       35,909,400
                                                              --------------
                                                                  82,692,675
                                                              --------------
                      Air Freight/Couriers (1.3%)
  412,300             Expeditors International of
                        Washington, Inc. ..................       13,461,595
  456,400             FedEx Corp. .........................       24,746,008
  368,800             United Parcel Service, Inc.
                        (Class B) .........................       23,263,904
                                                              --------------
                                                                  61,471,507
                                                              --------------
                      Apparel/Footwear (0.5%)
  721,500             Coach, Inc. * .......................       23,751,780
                                                              --------------
                      Apparel/Footwear Retail (1.1%)
1,296,900             Gap, Inc. (The) .....................       20,127,888
  266,400             Ross Stores, Inc. ...................       11,292,696
1,141,800             TJX Companies, Inc. (The) ...........       22,287,936
                                                              --------------
                                                                  53,708,520
                                                              --------------
                      Auto Parts: O.E.M. (0.2%)
  121,700             Eaton Corp. .........................        9,505,987
                                                              --------------
                      Beverages: Alcoholic (0.9%)
  861,265             Anheuser-Busch Companies,
                        Inc. ..............................       41,685,226
                                                              --------------
                      Beverages: Non-Alcoholic (0.8%)
  510,900             Coca-Cola Co. (The) .................       22,387,638
  743,600             Coca-Cola Enterprises Inc. ..........       16,150,992
                                                              --------------
                                                                  38,538,630
                                                              --------------
                      Biotechnology (2.3%)
1,368,800             Amgen Inc.* .........................       66,167,792
  210,200             Biogen, Inc.* .......................        8,420,612
  270,100             Gilead Sciences, Inc.* ..............        9,183,400
  530,600             MedImmune, Inc.* ....................       14,416,402
  260,500             Neurocrine Biosciences, Inc.*               11,894,430
                                                              --------------
                                                                 110,082,636
                                                              --------------


     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      Broadcasting (0.4%)
  395,200             USA Interactive* ....................   $    9,034,272
  250,600             Westwood One, Inc.* .................        9,362,416
                                                              --------------
                                                                  18,396,688
                                                              --------------
                      Cable/Satellite TV (0.9%)
  777,500             Comcast Corp. (Class A)* ............       18,325,675
1,099,800             EchoStar Communications
                        Corp. (Class A)* ..................       24,481,548
                                                              --------------
                                                                  42,807,223
                                                              --------------
                      Chemicals: Major Diversified (0.2%)
  267,100             Du Pont (E.I.) de Nemours &
                        Co. ...............................       11,325,040
                                                              --------------
                      Chemicals: Specialty (0.6%)
  328,900             Air Products & Chemicals,
                        Inc. ..............................       14,060,475
  247,200             Praxair, Inc. .......................       14,280,744
                                                              --------------
                                                                  28,341,219
                                                              --------------
                      Computer Communications (0.5%)
1,796,300             Cisco Systems, Inc.* ................       23,531,530
                                                              --------------
                      Computer Peripherals (0.7%)
  436,200             Lexmark International, Inc.*                26,390,100
  829,600             Network Appliance, Inc.* ............        8,296,000
                                                              --------------
                                                                  34,686,100
                                                              --------------
                      Computer Processing
                        Hardware (1.1%)
  684,000             Dell Computer Corp.* ................       18,290,160
1,996,900             Hewlett-Packard Co. .................       34,666,184
                                                              --------------
                                                                  52,956,344
                                                              --------------
                      Containers/Packaging (0.2%)
  623,700             Smurfit-Stone Container
                        Corp.* ............................        9,599,367
                                                              --------------
                      Contract Drilling (0.8%)
  835,100             ENSCO International Inc. ............       24,593,695
  638,900             Rowan Companies, Inc.* ..............       14,503,030
                                                              --------------
                                                                  39,096,725
                                                              --------------

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002 CONTINUED




     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      Data Processing Services (0.2%)
  177,500             Affiliated Computer
                        Services, Inc. (Class A)*......   $    9,345,375
                                                          --------------
                      Department Stores (0.2%)
  383,300             Penney (J.C.) Co., Inc. .........        8,819,733
                                                          --------------
                      Discount Stores (2.6%)
2,456,500             Wal-Mart Stores, Inc.** .........      124,077,815
                                                          --------------
                      Electric Utilities (0.7%)
  768,500             Consolidated Edison, Inc. .......       32,907,170
                                                          --------------
                      Electronic Equipment/Instruments (0.4%)
  251,000             Canon, Inc. (Japan) .............        9,445,782
  236,000             Diebold, Inc. ...................        9,727,920
                                                          --------------
                                                              19,173,702
                                                          --------------
                      Electronics/Appliances (0.5%)
  629,800             Eastman Kodak Co. ...............       22,068,192
                                                          --------------
                      Finance/Rental/Leasing (1.8%)
  904,600             Countrywide Financial Corp.             46,722,590
  192,900             Freddie Mac .....................       11,390,745
  246,100             SLM Corp. .......................       25,559,946
                                                          --------------
                                                              83,673,281
                                                          --------------
                      Financial Conglomerates (1.7%)
2,221,500             Citigroup, Inc. .................       78,174,585
                                                          --------------
                      Food Retail (0.4%)
  373,800             Whole Foods Market, Inc.*........       19,710,474
                                                          --------------
                      Food: Major Diversified (1.8%)
  980,900             Kraft Foods Inc. (Class A) ......       38,186,437
  460,500             PepsiCo, Inc. ...................       19,442,310
  165,800             Unilever N.V. (ADR)
                        (Netherlands) .................       10,231,518
  280,700             Unilever N.V. (Netherlands)......       17,256,734
                                                          --------------
                                                              85,116,999
                                                          --------------
                      Food: Meat/Fish/Dairy (0.3%)
  424,700             Dean Foods Co.* .................       15,756,370
                                                          --------------
                      Home Furnishings (0.2%)
  363,600             Newell Rubbermaid, Inc. .........       11,027,988
                                                          --------------
                      Hospital/Nursing Management (1.0%)
1,147,100             HCA Inc. ........................       47,604,650
                                                          --------------


     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      Household/Personal Care (2.4%)
  438,700             Avon Products, Inc. .............   $   23,632,769
  221,900             Clorox Co. (The) ................        9,153,375
  282,200             International Flavors &
                        Fragrances, Inc. ..............        9,905,220
  808,100             Procter & Gamble Co. (The).......       69,448,114
                                                          --------------
                                                             112,139,478
                                                          --------------
                      Industrial Conglomerates (2.1%)
  275,700             3M Co. ..........................       33,993,810
2,752,900             General Electric Co. ............       67,033,115
                                                          --------------
                                                             101,026,925
                                                          --------------
                      Industrial Machinery (0.5%)
  178,700             Illinois Tool Works Inc. ........       11,590,482
  200,500             Parker-Hannifin Corp. ...........        9,249,065
                                                          --------------
                                                              20,839,547
                                                          --------------
                      Information Technology Services (1.0%)
  797,600             Accenture Ltd. (Class A)
                        (Bermuda)* ....................       14,348,824
  323,100             International Business
                        Machines Corp. ................       25,040,250
  481,300             PeopleSoft, Inc.* ...............        8,807,790
                                                          --------------
                                                              48,196,864
                                                          --------------
                      Integrated Oil (1.2%)
1,586,500             Exxon Mobil Corp. ...............       55,432,310
                                                          --------------
                      Internet Retail (0.3%)
  831,000             Amazon.com, Inc.* ...............       15,697,590
                                                          --------------
                      Internet Software/Services (0.7%)
2,007,600             BEA Systems, Inc.* ..............       23,027,172
  548,300             Yahoo! Inc.* ....................        8,964,705
                                                          --------------
                                                              31,991,877
                                                          --------------
                      Investment Banks/Brokers (1.8%)
  405,000             Bear Stearns Companies,
                        Inc. (The) ....................       24,057,000
  202,800             Goldman Sachs Group, Inc.
                        (The) .........................       13,810,680
  902,200             Lehman Brothers Holdings,
                        Inc. ..........................       48,078,238
                                                          --------------
                                                              85,945,918
                                                          --------------

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002 CONTINUED


     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      Life/Health Insurance (0.2%)
  264,500             AFLAC, Inc. .......................   $    7,966,740
                                                            --------------
                      Major Banks (4.2%)
1,354,700             Bank of America Corp. .............       94,246,479
1,131,300             Bank One Corp. ....................       41,349,015
  824,200             Wachovia Corp. ....................       30,033,848
  712,500             Wells Fargo & Co. .................       33,394,875
                                                            --------------
                                                               199,024,217
                                                            --------------
                      Major Telecommunications (3.1%)
1,159,772             France Telecom S.A.
                        (France) ........................       20,312,247
1,707,300             SBC Communications, Inc............       46,284,903
  576,000             Telefonos de Mexico S.A.
                        (Series L) (ADR) (Mexico)........       18,420,480
1,573,600             Verizon Communications
                        Inc. ............................       60,977,000
                                                            --------------
                                                               145,994,630
                                                            --------------
                      Managed Health Care (1.3%)
  751,400             UnitedHealth Group Inc. ...........       62,741,900
                                                            --------------
                      Media Conglomerates (2.0%)
1,394,400             AOL Time Warner Inc.* .............       18,266,640
  699,400             News Corporation Ltd. (The)
                        (ADR) (Australia) ...............       18,359,250
1,374,200             Viacom, Inc. (Class B)
                        (Non-Voting)* ...................       56,012,392
                                                            --------------
                                                                92,638,282
                                                            --------------
                      Medical Specialties (4.2%)
  442,800             Biomet, Inc. ......................       12,690,648
1,483,300             Boston Scientific Corp.* ..........       63,069,916
1,528,100             Medtronic, Inc. ...................       69,681,360
  310,000             Varian Medical Systems,
                        Inc.* ...........................       15,376,000
  842,770             Zimmer Holdings, Inc.* ............       34,991,810
                                                            --------------
                                                               195,809,734
                                                            --------------
                      Miscellaneous Manufacturing (0.2%)
  140,200             Danaher Corp. .....................        9,211,140
                                                            --------------
                      Movies/Entertainment (0.4%)
  775,000             Fox Entertainment Group,
                        Inc. (Class A)* .................       20,095,750
                                                            --------------


     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      Multi-Line Insurance (1.2%)
  807,300             American International
                        Group, Inc. .....................   $   46,702,305
  281,000             Safeco Corp. ......................        9,742,270
                                                            --------------
                                                                56,444,575
                                                            --------------
                      Office Equipment/Supplies (0.3%)
  254,500             Avery Dennison Corp. ..............       15,544,860
                                                            --------------
                      Oil & Gas Production (1.8%)
  436,300             Anadarko Petroleum Corp. ..........       20,898,770
  570,900             Apache Corp. ......................       32,535,591
  491,900             Devon Energy Corp. ................       22,578,210
  267,300             Pogo Producing Co. ................        9,956,925
                                                            --------------
                                                                85,969,496
                                                            --------------
                      Oil Refining/Marketing (0.3%)
  319,900             Valero Energy Corp. ...............       11,817,106
                                                            --------------
                      Oilfield Services/Equipment (0.7%)
  207,700             Schlumberger Ltd. .................        8,742,093
  416,900             Smith International, Inc.* ........       13,599,278
  248,000             Weatherford International
                        Ltd.* ...........................        9,902,640
                                                            --------------
                                                                32,244,011
                                                            --------------
                      Other Consumer Services (1.4%)
  525,900             Apollo Group, Inc. (Class A)*......       23,139,600
  207,800             Corinthian Colleges, Inc.* ........        7,867,308
  354,200             eBay, Inc.* .......................       24,021,844
  219,900             Weight Watchers
                        International, Inc.* ............       10,108,803
                                                            --------------
                                                                65,137,555
                                                            --------------
                      Packaged Software (6.2%)
  624,100             Autodesk, Inc. ....................        8,924,630
  289,668             Intuit Inc.* ......................       13,591,223
  567,100             Mercury Interactive Corp.*.........       16,814,515
3,534,600             Microsoft Corp.* ** ...............      182,738,820
  301,050             SAP AG (Germany) ..................       23,872,061
1,192,400             Symantec Corp.* ...................       48,232,580
                                                            --------------
                                                               294,173,829
                                                            --------------
                      Pharmaceuticals: Major (6.4%)
  672,700             Abbott Laboratories ...............       26,908,000
  413,300             Lilly (Eli) & Co. .................       26,244,550
  932,200             Merck & Co., Inc. .................       52,771,842

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002 CONTINUED


     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
4,560,800             Pfizer, Inc. ......................   $  139,423,656
1,498,200             Wyeth .............................       56,032,680
                                                            --------------
                                                               301,380,728
                                                            --------------
                      Pharmaceuticals: Other (1.1%)
  269,040             Forest Laboratories, Inc.* ........       26,425,109
  609,600             Teva Pharmaceutical
                      Industries Ltd. (ADR)
                        (Israel) ........................       23,536,656
                                                            --------------
                                                                49,961,765
                                                            --------------
                      Precious Metals (3.3%)
  584,200             Freeport-McMoRan Copper
                        & Gold, Inc. (Class B)* .........        9,802,876
1,457,600             Gold Fields Ltd. (ADR)
                        (South Africa) ..................       20,348,096
1,613,000             Goldcorp Inc. (Canada) ............       20,517,360
  778,200             Meridian Gold Inc.
                        (Canada)* .......................       13,719,666
3,078,100             Newmont Mining Corp. ..............       89,357,243
                                                            --------------
                                                               153,745,241
                                                            --------------
                      Property-Casualty Insurers (1.3%)
  619,400             Allstate Corp. (The) ..............       22,911,606
    8,240             Berkshire Hathaway, Inc.
                        (Class B)* ......................       19,965,520
  240,100             XL Capital Ltd. (Class A)
                        (Bermuda) .......................       18,547,725
                                                            --------------
                                                                61,424,851
                                                            --------------
                      Publishing: Newspapers (0.5%)
  139,100             Gannett Co., Inc. .................        9,987,380
  307,700             Tribune Co. .......................       13,988,042
                                                            --------------
                                                                23,975,422
                                                            --------------
                      Pulp & Paper (0.3%)
  405,400             International Paper Co. ...........       14,176,838
                                                            --------------
                      Recreational Products (0.9%)
  329,900             Electronic Arts Inc.* .............       16,419,123
  342,400             International Game
                        Technology* .....................       25,995,008
                                                            --------------
                                                                42,414,131
                                                            --------------


     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      Regional Banks (0.5%)
  394,700             Fifth Third Bancorp ...............   $   23,109,685
                                                            --------------
                      Restaurants (0.5%)
  392,700             Brinker International, Inc.* ......       12,664,575
  283,700             Cheesecake Factory, Inc.
                        (The)* ..........................       10,255,755
                                                            --------------
                                                                22,920,330
                                                            --------------
                      Semiconductors (1.8%)
  560,600             Linear Technology Corp. ...........       14,418,632
  643,600             Maxim Integrated Products,
                        Inc. ............................       21,264,544
1,447,450             Microchip Technology Inc. .........       35,390,152
  805,100             STMicroelectronics N.V.
                        (Netherlands) ...................       15,707,501
                                                            --------------
                                                                86,780,829
                                                            --------------
                      Specialty Stores (0.6%)
  510,200             Bed Bath & Beyond Inc.* ...........       17,617,206
  518,700             Staples, Inc.* ....................        9,492,210
                                                            --------------
                                                                27,109,416
                                                            --------------
                      Telecommunication Equipment (1.1%)
2,347,100             Nokia Corp. (ADR) (Finland)........       36,380,050
  447,100             QUALCOMM Inc.* ....................       16,269,969
                                                            --------------
                                                                52,650,019
                                                            --------------
                      Telecommunications (0.2%)
  739,900             Nextel Communications, Inc.
                        (Class A)* ......................        8,545,845
                                                            --------------
                      Trucks/Construction/Farm
                        Machinery (0.9%)
1,220,600             AGCO Corp.* .......................       26,975,260
  382,400             Deere & Co. .......................       17,533,040
                                                            --------------
                                                                44,508,300
                                                            --------------
                      Wireless Telecommunications (1.2%)
3,202,800             Vodafone Group PLC (ADR)
                        (United Kingdom) ................       58,034,736
                                                            --------------
                      TOTAL COMMON STOCKS
                      (Cost $4,089,335,073)..............    3,985,751,941
                                                            --------------


                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002 CONTINUED

     PRINCIPAL
     AMOUNT IN
     THOUSANDS                                                      VALUE
--------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS (14.0%)
                U.S. GOVERNMENT AGENCY (a) (5.3%)
$  250,000      Federal National Mortgage
                  Assoc. 1.26% due
                  01/06/03
                  (Cost $249,956,250).........   $  249,956,250
                                                 --------------
                REPURCHASE AGREEMENT (8.7%)
   413,440      Joint repurchase agreement
                  account 1.245% due
                  01/02/03 (dated
                  12/31/02; proceeds
                  $413,468,596) (b)
                  (Cost $413,440,000) ........      413,440,000
                                                 --------------
                TOTAL SHORT-TERM INVESTMENTS
                (Cost $663,396,250) ..........      663,396,250
                                                 --------------

TOTAL INVESTMENTS
(Cost $4,752,731,323) (c).....    98.4%        4,649,148,191
OTHER ASSETS IN EXCESS OF
LIABILITIES ..................     1.6            74,250,496
                                 -----         -------------
NET ASSETS ...................   100.0%       $4,723,398,687
                                 =====        ==============

---------------------------
ADR    American Depository Receipt.
*      Non-income producing security.
** Some of these securities are segregated in connection with open futures contracts.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b)    Collateralized by federal agency and U.S. Treasury obligations.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $91,641,248 and the aggregate gross unrealized depreciation is $195,224,380, resulting in net unrealized depreciation of $103,583,132.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2002:

                                                       UNREALIZED
   CONTRACTS        IN EXCHANGE          DELIVERY     APPRECIATION/
  TO DELIVER            FOR                DATE       DEPRECIATION
-------------  ------------------------ ------------ --------------
$14,187,939       EUR    13,566,589     01/03/2003     $  56,980
$ 9,647,457       JPY 1,141,583,547     01/07/2003       (36,550)
                                                       ---------
               Net unrealized appreciation .......     $  20,430
                                                       =========

Currency Abbreviations:
-----------------------
   Eur Euro.
   JPY Japanese Yen.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2002:

                     DESCRIPTION,      UNDERLYING
   NUMBER              DELIVERY           FACE
     OF      LONG/      MONTH,           AMOUNT        UNREALIZED
 CONTRACTS   SHORT     AND YEAR         AT VALUE      APPRECIATION
----------- ------- -------------- ----------------- -------------
   2,390    Short   Nasdaq-100
                    E-Mini
                    March/2003     $(47,178,600)     $106,714

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002



ASSETS:
Investments in securities, at value
  (cost $4,752,731,323) ......................... $ 4,649,148,191
Unrealized appreciation on open forward
  foreign currency contracts ....................          20,430
Receivable for:
     Investments sold ...........................     114,962,697
     Shares of beneficial interest sold .........       5,415,029
     Dividends ..................................       2,673,644
     Variation margin receivable ................         158,624
Prepaid expenses and other assets ...............         294,253
                                                  ---------------
   TOTAL ASSETS .................................   4,772,672,868
                                                  ---------------
LIABILITIES:
Payable for:
     Investments purchased ......................      33,776,171
     Shares of beneficial interest
        redeemed ................................       9,252,134
     Distribution fee ...........................       3,703,846
     Investment management fee ..................       2,064,743
Accrued expenses and other payables .............         477,287
                                                  ---------------
   TOTAL LIABILITIES ............................      49,274,181
                                                  ---------------
   NET ASSETS ................................... $ 4,723,398,687
                                                  ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital ................................. $ 8,905,961,782
Net unrealized depreciation .....................    (103,468,517)
Accumulated net investment loss .................        (108,393)
Accumulated net realized loss ...................  (4,078,986,185)
                                                  ---------------
   NET ASSETS ................................... $ 4,723,398,687
                                                  ===============
CLASS A SHARES:
Net Assets ...................................... $   224,295,620
Shares Outstanding (unlimited authorized,
  $.01 par value) ...............................      11,879,158
     NET ASSET VALUE PER SHARE .................. $         18.88
                                                  ===============
     MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net
        asset value) ............................ $         19.93
                                                  ===============
CLASS B SHARES:
Net Assets ...................................... $ 3,885,997,024
Shares Outstanding (unlimited authorized,
  $.01 par value) ...............................     214,441,386
     NET ASSET VALUE PER SHARE .................. $         18.12
                                                  ===============
CLASS C SHARES:
Net Assets ...................................... $   154,425,960
Shares Outstanding (unlimited authorized,
  $.01 par value) ...............................       8,610,898
     NET ASSET VALUE PER SHARE .................. $         17.93
                                                  ===============
CLASS D SHARES:
Net Assets ...................................... $   458,680,083
Shares Outstanding (unlimited authorized,
  $.01 par value) ...............................      23,914,562
     NET ASSET VALUE PER SHARE .................. $         19.18
                                                  ===============

STATEMENT OF OPERATIONS
For the year ended December 31, 2002



NET INVESTMENT LOSS:
INCOME
Dividends (net of $520,048 foreign
  withholding tax) .........................   $    48,293,921
Interest ...................................        15,158,075
                                               ---------------
   TOTAL INCOME ............................        63,451,996
                                               ---------------
EXPENSES
Distribution fee (Class A shares) ..........           600,784
Distribution fee (Class B shares) ..........        49,885,499
Distribution fee (Class C shares) ..........         1,745,754
Investment management fee ..................        27,848,219
Transfer agent fees and expenses ...........        10,253,415
Shareholder reports and notices ............           509,443
Custodian fees .............................           142,401
Registration fees ..........................           136,286
Professional fees ..........................            65,228
Trustees' fees and expenses ................            43,285
Other ......................................            55,916
                                               ---------------
   TOTAL EXPENSES ..........................        91,286,230
                                               ---------------
   NET INVESTMENT LOSS .....................       (27,834,234)
                                               ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN/LOSS ON:
     Investments ...........................    (1,260,834,120)
     Futures contracts .....................        69,134,736
     Foreign exchange transactions .........            29,995
                                               ---------------
     NET REALIZED LOSS .....................    (1,191,669,389)
                                               ---------------
NET CHANGE IN UNREALIZED
APPRECIATION/DEPRECIATION ON:
     Investments ...........................      (289,182,436)
     Futures contracts .....................        (1,386,108)
     Net translation of forward foreign
        currency contracts, other assets
        and liabilities denominated in
        foreign currencies .................            11,652
                                               ---------------
     NET DEPRECIATION ......................      (290,556,892)
                                               ---------------
     NET LOSS ..............................    (1,482,226,281)
                                               ---------------
NET DECREASE ...............................   $(1,510,060,515)
                                               ===============

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                      FOR THE YEAR        FOR THE YEAR
                                                                         ENDED                ENDED
                                                                   DECEMBER 31, 2002    DECEMBER 31, 2001
                                                                  -------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ............................................  $  (27,834,234)       $     (3,043,643)
Net realized loss ..............................................  (1,191,669,389)         (2,365,470,836)
Net change in unrealized appreciation/depreciation .............    (290,556,892)           (719,153,155)
                                                                  --------------        ----------------
  NET DECREASE .................................................  (1,510,060,515)         (3,087,667,634)
                                                                  --------------        ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN*:
Class A shares .................................................          -                   (5,231,763)
Class B shares .................................................          -                 (122,038,907)
Class C shares .................................................          -                   (4,446,126)
Class D shares .................................................          -                   (7,562,708)
                                                                  --------------        ----------------
  TOTAL DISTRIBUTIONS ..........................................          -                 (139,279,504)
                                                                  --------------        ----------------
Net decrease from transactions in shares of beneficial interest     (916,285,765)         (1,089,982,254)
                                                                  --------------        ----------------
  NET DECREASE .................................................  (2,426,346,280)         (4,316,929,392)
NET ASSETS:
Beginning of period ............................................   7,149,744,967          11,466,674,359
                                                                  --------------        ----------------
END OF PERIOD
(Including accumulated net investment losses of $108,393 and
$57,276, respectively)..........................................  $4,723,398,687        $  7,149,744,967
                                                                  ==============        ================
----------
* Includes short-term gains of:
 Class A shares ................................................          -             $        428,821
 Class B shares ................................................          -                   10,002,903
 Class C shares ................................................          -                      364,426
 Class D shares ................................................          -                      619,876
                                                                    ------------       -----------------
  Total short-term gains .......................................          -             $     11,416,026
                                                                    ============       =================

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002

1. Organization and Accounting Policies
Morgan Stanley American Opportunities Fund (the "Fund) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth consistent with an effort to reduce volatility. The Fund seeks to achieve its objective by investing in a diversified portfolio of securities consisiting principally of common stocks. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and was reorganized as a Massachusetts business trust on April 30, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (5) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 CONTINUED

identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. JOINT REPURCHASE AGREEMENT ACCOUNT - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations.

D. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS - A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 CONTINUED

G. FEDERAL INCOME TAX POLICY - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

I. USE OF ESTIMATES - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.


2. INVESTMENT MANAGEMENT AGREEMENT
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million; 0.50% to the portion of daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.475% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.45% to the portion of daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.425% to the portion of daily net assets in excess of $4.5 billion.


3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Plan on July 2, 1984 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 CONTINUED

since the Plan's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since the Plan's inception; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $85,152,980 at December 31, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended December 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.22% and 0.92%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $721, $8,574,348 and $40,584, respectively and received $361,640 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2002, aggregated $15,614,118,415 and $16,591,084,549, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $423,275,660 and $423,363,844, respectively.

Included in the aforementioned are purchases and sales with other Morgan Stanley funds of $17,959,815 and $24,281,804, respectively, including a realized loss of $4,525,177.

For the year ended December 31, 2002, the Fund incurred $32,054 in brokerage commissions with Morgan Stanley DW Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 CONTINUED

For the year ended December 31, 2002, the Fund incurred brokerage commissions of $4,472,134 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At December 31, 2002, the Fund's receivable for securities sold included unsettled trades with Morgan Stanley & Co., Inc. of $3,745,246.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $4,900.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,598. At December 31, 2002, the Fund had an accrued pension liability of $87,963 which is included in accrued expenses in the Statement of Assets and Liabilities.


5. FEDERAL INCOME TAX STATUS
At December 31, 2002, the Fund had a net capital loss carryover of approximately $3,920,174,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through December 31 of the following years:


                            AMOUNT IN THOUSANDS
                --------------------------------------------
                    2008           2009            2010
                ------------   -------------   -------------
                 $70,874        $2,645,628      $1,203,672

As part of the Fund's acquisition of the assets of Morgan Stanley Capital Growth Securities ("Capital Growth"), the Fund obtained a net capital loss carryover of approximately $82,246,000 from Capital Growth. Utilization of this carryover is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations, reducing the total carryover available.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $39,395,000 during fiscal 2002.

As of December 31, 2002, the Fund had temporary book/tax differences primarily attributable to post-October losses, the mark-to-market of open future contracts and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 CONTINUED

reclassifications arising from the permanent differences, paid-in-capital was charged $27,782,782, accumulated net realized loss was charged $29,995 and accumulated net investment loss was credited $27,812,777.


6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may purchase and sell interest rate, currency and index futures ("futures contracts").

Forward contracts and futures contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At December 31, 2002, the Fund had outstanding forward contracts and outstanding futures contracts.


7. ACQUISITION OF MORGAN STANLEY CAPITAL GROWTH SECURITIES
On July 15, 2002, the Fund acquired all the net assets of Capital Growth based on the respective valuations as of the close of business on July 12, 2002 pursuant to a plan of reorganization approved by the shareholders of Capital Growth on June 19, 2002. The acquisition was accomplished by a tax-free exchange of 111,474 Class A shares of the Fund at a net asset value of $20.23 per share for 258,022 Class A shares of Capital Growth; 11,552,119 Class B shares of the Fund at a net asset value of $19.49 per share for 27,126,602 Class B shares of Capital Growth; 61,521 Class C shares of the Fund at a net asset value of $19.29 per share for 141,953 Class C shares of Capital Growth; and 119,854 Class D shares of the Fund at a net asset value of $20.53 per share for 277,407 Class D shares of Capital Growth. The net assets of the Fund and Capital Growth immediately before the acquisition were $5,269,339,492 and $231,114,060, respectively, including unrealized appreciation of $1,642,270 for Capital Growth. Immediately after the acquisition, the combined net assets of the Fund amounted to $5,500,453,552.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 CONTINUED

8. SHARES OF BENEFICIAL INTEREST
Transactions in shares of beneficial interest were as follows:


                                                                   FOR THE YEAR                        FOR THE YEAR
                                                                       ENDED                               ENDED
                                                                 DECEMBER 31, 2002                   DECEMBER 31, 2001
                                                        ----------------------------------- -----------------------------------
                                                             SHARES            AMOUNT             SHARES            AMOUNT
                                                        --------------- -------------------  --------------- -------------------
CLASS A SHARES
Sold ..................................................     3,078,043    $     66,606,664       10,210,307   $   249,148,823
Shares issued in connection with the acquisition of
 Morgan Stanley Capital Growth Securities .............       111,474           2,254,278                -                 -
Reinvestment of distributions .........................             -                   -          194,773         5,130,332
Redeemed ..............................................    (3,568,479)        (75,772,255)      (9,930,147)     (239,332,480)
                                                           ----------    ----------------       ----------   ---------------
Net increase (decrease) - Class A .....................      (378,962)         (6,911,313)         474,933        14,946,675
                                                           ----------    ----------------       ----------   ---------------
CLASS B SHARES
Sold ..................................................    16,243,353         339,409,952       28,831,207       765,374,311
Shares issued in connection with the acquisition of
 Morgan Stanley Capital Growth Securities .............    11,552,119         225,211,982                -                 -
Reinvestment of distributions .........................             -                   -        4,465,141       114,173,617
Redeemed ..............................................   (76,149,883)     (1,581,914,938)     (78,706,340)   (1,994,441,990)
                                                          -----------    ----------------      -----------   ---------------
Net decrease - Class B ................................   (48,354,411)     (1,017,293,004)     (45,409,992)   (1,114,894,062)
                                                          -----------    ----------------      -----------   ---------------
CLASS C SHARES
Sold ..................................................     1,701,027          34,716,329        2,216,556        58,217,063
Shares issued in connection with the acquisition of
 Morgan Stanley Capital Growth Securities .............        61,521           1,186,808                -                 -
Reinvestment of distributions .........................             -                   -          170,442         4,310,465
Redeemed ..............................................    (2,916,523)        (60,238,943)      (3,307,588)      (83,096,675)
                                                          -----------    ----------------      -----------   ---------------
Net decrease - Class C ................................    (1,153,975)        (24,335,806)        (920,590)      (20,569,147)
                                                          -----------    ----------------      -----------   ---------------
CLASS D SHARES
Sold ..................................................    12,493,524         265,833,653        8,553,929       227,003,840
Shares issued in connection with the acquisition of
 Morgan Stanley Capital Growth Securities .............       119,854           2,460,992                -                 -
Reinvestment of distributions .........................             -                   -          267,623         7,134,825
Redeemed ..............................................    (6,186,197)       (136,040,287)      (8,003,283)     (203,604,385)
                                                          -----------    ----------------      -----------   ---------------
Net increase - Class D ................................     6,427,181         132,254,358          818,269        30,534,280
                                                          -----------    ----------------      -----------   ---------------
Net decrease in Fund ..................................   (43,460,167)   $   (916,285,765)     (45,037,380)  $(1,089,982,254)
                                                          ===========    ================      ===========   ===============


MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:




                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------
                                                              2002          2001          2000         1999         1998
                                                         ------------- ------------- ------------- ------------ -----------
CLASS A SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................    $  24.36      $  33.77      $  43.35     $  33.16     $  29.59
                                                            --------      --------      --------     --------     --------
Income (loss) from investment operations:
 Net investment income[+/+] ............................        0.04          0.18          0.16         0.10         0.15
 Net realized and unrealized gain (loss) ...............       (5.52)        (9.17)        (4.40)       14.80         8.71
                                                            --------      --------      --------     --------     --------
Total income (loss) from investment operations .........       (5.48)        (8.99)        (4.24)       14.90         8.86
                                                            --------      --------      --------     --------     --------
Less distributions from net realized gain ..............           -         (0.42)        (5.34)       (4.71)       (5.29)
                                                            --------      --------      --------     --------     --------
Net asset value, end of period .........................    $  18.88      $  24.36      $  33.77     $  43.35     $  33.16
                                                            ========      ========      ========     ========     ========
TOTAL RETURN+ .........................................       (22.50)%      (26.72)%       (9.51)%      46.94%       31.78%
RATIOS TO AVERAGE NET ASSETS(1):
Expenses ...............................................        0.89 %        0.81 %        0.80 %       0.81%         0.86%
Net investment income ..................................        0.19 %        0.68 %        0.37 %       0.28%         0.43%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................    $224,296      $298,624      $397,887    $ 306,542     $ 116,894
Portfolio turnover rate ................................         306 %         380 %         425 %        378%          321%

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS CONTINUED



                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------
                                                              2002          2001         2000        1999        1998
                                                         ------------- ------------- ----------- ----------- -----------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................   $ 23.56       $ 32.94       $ 42.63     $ 32.85    $ 29.51
                                                           -------       -------       -------     -------    -------
Income (loss) from investment operations:
 Net investment loss[+/+] ..............................     (0.12)        (0.03)        (0.05)      (0.09)     (0.03)
 Net realized and unrealized gain (loss) ...............     (5.32)        (8.93)        (4.30)      14.58       8.66
                                                           -------       -------       -------     -------    -------
Total income (loss) from investment operations .........     (5.44)        (8.96)        (4.35)      14.49       8.63
                                                           -------       -------       -------     -------    -------
Less distributions from net realized gain ..............         -         (0.42)        (5.34)      (4.71)     (5.29)
                                                           -------       -------       -------     -------    -------
Net asset value, end of period .........................   $ 18.12       $ 23.56       $ 32.94     $ 42.63    $ 32.85
                                                           =======       =======       =======     =======    =======
TOTAL RETURN+...........................................    (23.09)%      (27.30)%       (9.93)%     46.12 %    31.07 %
RATIOS TO AVERAGE NET ASSETS(1):
Expenses ...............................................      1.67 %        1.61 %        1.28 %      1.33 %      1.39 %
Net investment loss ....................................     (0.59)%       (0.12)%       (0.11)%     (0.24)%     (0.10)%
SUPPLEMENTAL DATA:
Net assets, end of period, in millions .................  $  3,886       $ 6,192       $10,151     $10,389    $  5,750
Portfolio turnover rate ................................       306 %         380 %         425 %       378 %       321 %

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS CONTINUED



                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                         -------------------------------------------------------------------
                                                              2002          2001          2000          1999         1998
                                                         ------------- ------------- ------------- ------------- -----------
CLASS C SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................    $  23.31      $  32.58      $  42.35      $  32.74     $ 29.49
                                                            --------      --------      --------      --------     -------
Income (loss) from investment operations:
 Net investment loss[+/+] ..............................       (0.11)        (0.03)        (0.15)        (0.18)      (0.10)
 Net realized and unrealized gain (loss) ...............       (5.27)        (8.82)        (4.28)        14.50        8.64
                                                            --------      --------      --------      --------     -------
Total income (loss) from investment operations .........       (5.38)        (8.85)        (4.43)        14.32        8.54
                                                            --------      --------      --------      --------     -------
Less distributions from net realized gain ..............           -         (0.42)        (5.34)        (4.71)      (5.29)
                                                            --------      --------      --------      --------     -------
Net asset value, end of period .........................    $  17.93      $  23.31      $  32.58      $  42.35     $ 32.74
                                                            ========      ========      ========      ========     =======
TOTAL RETURN+  .........................................      (23.08)%      (27.29)%      (10.17)%       45.75 %     30.78 %
RATIOS TO AVERAGE NET ASSETS(1):
Expenses ...............................................        1.59 %        1.61 %        1.55 %        1.59 %      1.61 %
Net investment loss ....................................       (0.51)%       (0.12)%       (0.38)%       (0.50)%     (0.32)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................   $ 154,426      $227,574      $348,180      $245,942     $60,861
Portfolio turnover rate ................................         306 %         380 %         425 %         378 %       321 %

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS CONTINUED


                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------
                                                              2002          2001          2000         1999         1998
                                                         ------------- ------------- ------------- ------------ -----------
CLASS D SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................    $  24.69      $  34.15      $  43.66     $ 33.31     $ 29.63
                                                            --------      --------      --------     -------     --------
Income (loss) from investment operations:
 Net investment income[+/+] ............................       0.09          0.23          0.28         0.18        0.24
 Net realized and unrealized gain (loss) ...............      (5.60)        (9.27)        (4.45)       14.88        8.73
                                                            --------      --------      --------     -------     --------
Total income (loss) from investment operations .........      (5.51)        (9.04)        (4.17)       15.06        8.97
                                                            --------      --------      --------     -------     --------
Less distributions from net realized gain ..............          -         (0.42)        (5.34)       (4.71)      (5.29)
                                                            --------      --------      --------     --------    --------
Net asset value, end of period .........................    $  19.18      $  24.69      $  34.15     $ 43.66     $ 33.31
                                                            ========      ========      ========     ========    ========
TOTAL RETURN+  .........................................      (22.32)%      (26.56)%       (9.28)%     47.22 %      32.12 %
RATIOS TO AVERAGE NET ASSETS(1):
Expenses ...............................................        0.67 %        0.61 %        0.55 %      0.59 %       0.61 %
Net investment income ..................................        0.41 %        0.88 %        0.62 %      0.50 %       0.68 %
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................   $ 458,680      $431,754      $569,203    $319,692    $ 135,022
Portfolio turnover rate ................................         306 %         380 %         425 %       378 %        321 %

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY AMERICAN OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley American Opportunities Fund (the "Fund"), including the portfolio of investments, as of December 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley American Opportunities Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
February 11, 2003

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES:



                                                         TERM OF
                                                       OFFICE AND
                                       POSITION(S)      LENGTH OF
       NAME, AGE AND ADDRESS OF         HELD WITH         TIME
         INDEPENDENT TRUSTEE            REGISTRANT       SERVED*
------------------------------------- ------------- ----------------
Michael Bozic (61)                    Trustee       Since
c/o Mayer, Brown, Rowe & Maw                        April 1994
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (70)                    Trustee       Since
c/o Summit Ventures LLC                             January 1993
1 Utah Center
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (68)                  Trustee       Since
c/o Mayer, Brown, Rowe & Maw                        September 1997
Counsel to the Independent Trustees
1675 Broadway
New York, NY



                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                            FUND
                                                                                           COMPLEX
       NAME, AGE AND ADDRESS OF                                                           OVERSEEN
         INDEPENDENT TRUSTEE             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    BY TRUSTEE**
------------------------------------- ------------------------------------------------ --------------
Michael Bozic (61)                    Retired; Director or Trustee of the Morgan       129
c/o Mayer, Brown, Rowe & Maw          Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent Trustees   formerly Vice Chairman of Kmart Corporation
1675 Broadway                         (December 1998-October 2000), Chairman and
New York, NY                          Chief Executive Officer of Levitz Furniture
                                      Corporation (November 1995-November 1998)
                                      and President and Chief Executive Officer of
                                      Hills Department Stores (May 1991-July 1995);
                                      formerly variously Chairman, Chief Executive
                                      Officer, President and Chief Operating Officer
                                      (1987-1991) of the Sears Merchandise Group
                                      of Sears, Roebuck & Co.

Edwin J. Garn (70)                    Director or Trustee of the Morgan Stanley        129
c/o Summit Ventures LLC               Funds and the TCW/DW Term Trusts; formerly
1 Utah Center                         United States Senator (R-Utah) (1974-1992)
201 S. Main Street                    and Chairman, Senate Banking Committee
Salt Lake City, UT                    (1980-1986); formerly Mayor of Salt Lake City,
                                      Utah (1971-1974); formerly Astronaut, Space
                                      Shuttle Discovery (April 12-19, 1985); Vice
                                      Chairman, Huntsman Corporation (chemical
                                      company); member of the Utah Regional
                                      Advisory Board of Pacific Corp.

Wayne E. Hedien (68)                  Retired; Director or Trustee of the Morgan       129
c/o Mayer, Brown, Rowe & Maw          Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent Trustees   formerly associated with the Allstate
1675 Broadway                         Companies (1966-1994), most recently as
New York, NY                          Chairman of The Allstate Corporation
                                      (March 1993-December 1994) and Chairman
                                      and Chief Executive Officer of its wholly-owned
                                      subsidiary, Allstate Insurance Company
                                      (July 1989-December 1994).




       NAME, AGE AND ADDRESS OF
         INDEPENDENT TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------- ------------------------------------------------
Michael Bozic (61)                    Director of Weirton Steel Corporation.
c/o Mayer, Brown, Rowe & Maw
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (70)                    Director of Franklin Covey (time management
c/o Summit Ventures LLC               systems), BMW Bank of North America, Inc.
1 Utah Center                         (industrial loan corporation), United Space
201 S. Main Street                    Alliance (joint venture between Lockheed Martin
Salt Lake City, UT                    and the Boeing Company) and Nuskin Asia
                                      Pacific (multilevel marketing); member of the
                                      board of various civic and charitable
                                      organizations.

Wayne E. Hedien (68)                  Director of The PMI Group Inc. (private
c/o Mayer, Brown, Rowe & Maw          mortgage insurance); Trustee and Vice
Counsel to the Independent Trustees   Chairman of The Field Museum of Natural
1675 Broadway                         History; director of various other business and
New York, NY                          charitable organizations.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION CONTINUED


                                                         TERM OF
                                                       OFFICE AND
                                         POSITION(S)    LENGTH OF
        NAME, AGE AND ADDRESS OF          HELD WITH       TIME
          INDEPENDENT TRUSTEE             REGISTRANT     SERVED*
--------------------------------------- ------------- ------------
Dr. Manuel H. Johnson (53)              Trustee       Since
c/o Johnson Smick International, Inc.                 July 1991
1133 Connecticut Avenue, N.W.
Washington, D.C.

Michael E. Nugent (66)                  Trustee       Since
c/o Triumph Capital, L.P.                             July 1991
237 Park Avenue
New York, NY



                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                                              FUND
                                                                                             COMPLEX
        NAME, AGE AND ADDRESS OF                                                            OVERSEEN
          INDEPENDENT TRUSTEE              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    BY TRUSTEE**
--------------------------------------- ------------------------------------------------ --------------
Dr. Manuel H. Johnson (53)              Chairman of the Audit Committee and Director     129
c/o Johnson Smick International, Inc.   or Trustee of the Morgan Stanley Funds and the
1133 Connecticut Avenue, N.W.           TCW/DW Term Trusts; Senior Partner, Johnson
Washington, D.C.                        Smick International, Inc., a consulting firm;
                                        Co-Chairman and a founder of the Group of
                                        Seven Council (G7C), an international economic
                                        commission; formerly Vice Chairman of the
                                        Board of Governors of the Federal Reserve
                                        System and Assistant Secretary of the U.S.
                                        Treasury.

Michael E. Nugent (66)                  Chairman of the Insurance Committee and          207
c/o Triumph Capital, L.P.               Director or Trustee of the Morgan Stanley
237 Park Avenue                         Funds and the TCW/DW Term Trusts; director/
New York, NY                            trustee of various investment companies
                                        managed by Morgan Stanley Investment
                                        Management Inc. and Morgan Stanley
                                        Investments LP (since July 2001); General
                                        Partner, Triumph Capital, L.P., a private
                                        investment partnership; formerly Vice
                                        President, Bankers Trust Company and BT
                                        Capital Corporation (1984-1988).



        NAME, AGE AND ADDRESS OF
          INDEPENDENT TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------- ----------------------------------------------
Dr. Manuel H. Johnson (53)              Director of NVR, Inc. (home construction);
c/o Johnson Smick International, Inc.   Chairman and Trustee of the Financial
1133 Connecticut Avenue, N.W.           Accounting Foundation (oversight organization
Washington, D.C.                        of the Financial Accounting Standards Board).

Michael E. Nugent (66)                  Director of various business organizations.
c/o Triumph Capital, L.P.
237 Park Avenue
New York, NY

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION CONTINUED

INTERESTED TRUSTEES:





                                                          TERM OF
                                                        OFFICE AND
                                     POSITION(S)         LENGTH OF
   NAME, AGE AND ADDRESS OF           HELD WITH            TIME
      INTERESTED TRUSTEE              REGISTRANT          SERVED*
------------------------------ ----------------------- ------------
Charles A. Fiumefreddo (69)    Chairman of the Board   Since
c/o Morgan Stanley Trust       and Trustee             July 1991
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (54)          Trustee                 Since
c/o Morgan Stanley Trust                               June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)         Trustee                 Since
1585 Broadway                                          April 1994
New York, NY



                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
                                                                                      FUND
                                                                                     COMPLEX
   NAME, AGE AND ADDRESS OF                                                         OVERSEEN
      INTERESTED TRUSTEE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS     BY TRUSTEE**
------------------------------ ------------------------------------------------- --------------
Charles A. Fiumefreddo (69)    Chairman and Director or Trustee of the           129
c/o Morgan Stanley Trust       Morgan Stanley Funds and the TCW/DW Term
Harborside Financial Center,   Trusts; formerly Chairman, Chief Executive
Plaza Two,                     Officer and Director of the Investment Manager,
Jersey City, NJ                the Distributor and Morgan Stanley Services,
                               Executive Vice President and Director of
                               Morgan Stanley DW, Chairman and Director of
                               the Transfer Agent, and Director and/or officer
                               of various Morgan Stanley subsidiaries (until
                               June 1998) and Chief Executive Officer of the
                               Morgan Stanley Funds and the TCW/DW Term
                               Trusts (until September 2002).

James F. Higgins (54)          Senior Advisor of Morgan Stanley (since           129
c/o Morgan Stanley Trust       August 2000); Director of the Distributor and
Harborside Financial Center,   Dean Witter Realty Inc.; Director or Trustee of
Plaza Two,                     the Morgan Stanley Funds and the TCW/DW
Jersey City, NJ                Term Trusts (since June 2000); previously
                               President and Chief Operating Officer of the
                               Private Client Group of Morgan Stanley
                               (May 1999-August 2000), President and Chief
                               Operating Officer of Individual Securities of
                               Morgan Stanley (February 1997-May 1999).

Philip J. Purcell (59)         Director or Trustee of the Morgan Stanley         129
1585 Broadway                  Funds and the TCW/DW Term Trusts; Chairman
New York, NY                   of the Board of Directors and Chief Executive
                               Officer of Morgan Stanley and Morgan Stanley
                               DW; Director of the Distributor; Chairman of the
                               Board of Directors and Chief Executive Officer
                               of Novus Credit Services Inc.; Director and/or
                               officer of various Morgan Stanley subsidiaries.



   NAME, AGE AND ADDRESS OF
      INTERESTED TRUSTEE            OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------ --------------------------------------------
Charles A. Fiumefreddo (69)    None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (54)          None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)         Director of American Airlines, Inc. and its
1585 Broadway                  parent company, AMR Corporation.
New York, NY

------------
 * Each Trustee serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION CONTINUED

OFFICERS:



                                                        TERM OF
                                                       OFFICE AND
                                   POSITION(S)         LENGTH OF
   NAME, AGE AND ADDRESS OF         HELD WITH             TIME
       EXECUTIVE OFFICER            REGISTRANT          SERVED*            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ------------------- -----------------  ----------------------------------------------------
Mitchell M. Merin (49)         President and       President since    President and Chief Operating Officer of Morgan
1221 Avenue of the Americas    Chief Executive     May 1999 and       Stanley Investment Management (since
New York, NY                   Officer             Chief Executive    December 1998); President, Director (since
                                                   Officer since      April 1997) and Chief Executive Officer (since
                                                   September 2002     June 1998) of the Investment Manager and
                                                                      Morgan Stanley Services; Chairman, Chief
                                                                      Executive Officer and Director of the Distributor
                                                                      (since June 1998); Chairman (since June 1998)
                                                                      and Director (since January 1998) of the Transfer
                                                                      Agent; Director of various Morgan Stanley
                                                                      subsidiaries; President (since May 1999) and
                                                                      Chief Executive Officer (since September 2002)
                                                                      of the Morgan Stanley Funds and TCW/DW Term
                                                                      Trusts; Trustee of various Van Kampen investment
                                                                      companies (since December 1999); previously
                                                                      Chief Strategic Officer of the Investment Manager
                                                                      and Morgan Stanley Services and Executive Vice
                                                                      President of the Distributor
                                                                      (April 1997-June 1998), Vice President of the
                                                                      Morgan Stanley Funds (May 1997-April 1999),
                                                                      and Executive Vice President of Morgan Stanley.

Barry Fink (47)                Vice President,     Since              General Counsel (since May 2000) and Managing
1221 Avenue of the Americas    Secretary and       February 1997      Director (since December 2000) of Morgan
New York, NY                   General Counsel                        Stanley Investment Management; Managing
                                                                      Director (since December 2000), and Secretary
                                                                      and General Counsel (since February 1997) and
                                                                      Director (since July 1998) of the Investment
                                                                      Manager and Morgan Stanley Services; Assistant
                                                                      Secretary of Morgan Stanley DW; Vice President,
                                                                      Secretary and General Counsel of the Morgan
                                                                      Stanley Funds and TCW/DW Term Trusts (since
                                                                      February 1997); Vice President and Secretary of
                                                                      the Distributor; previously, Senior Vice President,
                                                                      Assistant Secretary and Assistant General
                                                                      Counsel of the Investment Manager and Morgan
                                                                      Stanley Services.

Thomas F. Caloia (56)          Treasurer           Since              Executive Director (since December 2002) and
c/o Morgan Stanley Trust                           April 1989         Assistant Treasurer of the Investment Manager,
Harborside Financial Center,                                          the Distributor and Morgan Stanley Services;
Plaza Two                                                             previously First Vice President of the Investment
Jersey City, NJ                                                       Manager, the Distributor and Morgan Stanley
                                                                      Services; Treasurer of the Morgan Stanley Funds.

Ronald E. Robison (63)         Vice President      Since              Managing Director, Chief Administrative Officer
1221 Avenue of the Americas                        October 1998       and Director (since February 1999) of the
New York, NY                                                          Investment Manager and Morgan Stanley Services
                                                                      and Chief Executive Officer and Director of the
                                                                      Transfer Agent; previously Managing Director of
                                                                      the TCW Group Inc.

Joseph J. McAlinden (59)       Vice President      Since              Managing Director and Chief Investment Officer of
1221 Avenue of the Americas                        July 1995          the Investment Manager, Morgan Stanley
New York, NY                                                          Investment Management Inc. and Morgan Stanley
                                                                      Investments LP; Director of the Transfer Agent;
                                                                      Chief Investment Officer of the Van Kampen
                                                                      Funds.

Francis Smith (37)             Vice President      Since              Vice President and Chief Financial Officer of the
c/o Morgan Stanley Trust       and Chief           September 2002     Morgan Stanley Funds and the TCW/DW Term
Harborside Financial Center,   Financial Officer                      Trusts (since September 2002); Executive
Plaza Two,                                                            Director of the Investment Manager and Morgan
Jersey City, NJ                                                       Stanley Services (since December 2001);
                                                                      previously Vice President of the Investment
                                                                      Manager and Morgan Stanley Services (August
                                                                      2000-November 2001), Senior Manager at
                                                                      PricewaterhouseCoopers LLP (January
                                                                      1998-August 2000) and Associate-Fund
                                                                      Administration at BlackRock Financial
                                                                      Management (July 1996-December 1997).


------------
 * Each Officer serves an indefinite term, until his or her successor is elected.

                                                           [MORGAN STANLEY LOGO]
TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
                                                              [GRAPHIC OMITTED]
OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin                                             MORGAN STANLEY
President and Chief Executive Officer                         AMERICAN
                                                              OPPORTUNITIES FUND
Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.


This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., Member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.



                                                        37920RPT-9846A03-AP-1/03


[MORGAN STANLEY LOGO]                                         ANNUAL REPORT
                                                              December 31, 2002

[MORGAN STANLEY LOGO]




       Morgan Stanley All Star Growth Fund

A mutual fund that seeks long-term growth of capital

[GRAPHIC OMITTED]


                       Prospectus    September 30, 2002


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS


The Fund                    INVESTMENT OBJECTIVE .............................1
                            PRINCIPAL INVESTMENT STRATEGIES ..................1
                            PRINCIPAL RISKS ..................................3
                            FEES AND EXPENSES ................................6
                            ADDITIONAL INVESTMENT STRATEGY INFORMATION .......7
                            ADDITIONAL RISK INFORMATION ......................8
                            FUND MANAGEMENT ..................................9

Shareholder Information     PRICING FUND SHARES .............................11
                            HOW TO BUY SHARES ...............................11
                            HOW TO EXCHANGE SHARES ..........................13
                            HOW TO SELL SHARES ..............................14
                            DISTRIBUTIONS ...................................16
                            TAX CONSEQUENCES ................................17
                            SHARE CLASS ARRANGEMENTS ........................18

Financial Highlights        .................................................26

Morgan Stanley Funds        ..................................INSIDE BACK COVER

                            THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                            PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

THE FUND


[GRAPHIC OMITTED]


     INVESTMENT OBJECTIVE
-------------------------
Morgan Stanley All Star Growth Fund seeks long-term growth of capital.




[GRAPHIC OMITTED]


     PRINCIPAL INVESTMENT STRATEGIES
------------------------------------
                         The Fund seeks to achieve its investment objective by investing at least 65% of its assets in the common stocks of companies that are believed to offer the potential for superior growth. The Fund utilizes a multi-manager investment approach whereby separate portions of the Fund's assets are managed according to four different investment strategies, each based on the distinct investment style of the particular manager.

(sidebar)
CAPITAL GROWTH
An investment objective having the
goal of selecting securities with the
potential to rise in price rather than
pay out income.
(end sidebar)

The Fund currently has four primary portfolio managers. It is generally expected that the Fund's assets, both inflows and outflows, will be allocated equally among the four managers although Morgan Stanley Investment Advisors Inc., the "Investment Manager," has reserved the right to alter the percentage of the Fund's assets allocated to each manager. Additionally, the Investment Manager may substitute a different investment strategy if it believes it is advisable to do so in furthering the Fund's investment objective. The Investment Manager will also monitor the Fund's overall portfolio to ensure that any overlaps of securities or industries do not create unintended concentrations.


Each portfolio manager will apply his or her own particular investment style and strategy to the portion of the Fund's assets that he or she manages and therefore the investment selections made by each portfolio manager will vary and will consist of investments that are most representative of their respective individual investment philosophies. The four investment strategies are as follows:



(1) The Mid-Cap Strategy. The Investment Manager, under the portfolio management supervision of Dennis Lynch, invests this portion of the Fund's assets primarily in a diversified mix of common stocks of companies that primarily fall within the market capitalizations of companies included within the Russell Mid-Cap Growth Index (currently ranging from approximately $255 million to $11 billion). The Investment Manager focuses on fundamental company research, including such factors as high earnings growth rates, growth stability, rising profitability, attractive business models, industry position, strong cash flows and market valuation in order to arrive at overall stock selection. In deciding whether to sell a particular security, the Investment Manager considers a number of factors including falling earnings estimates, negative fundamental information or unfavorable trends and excessive market valuations in relation to growth prospects as well as general economic and market conditions.


(2) The Selected Focus Strategy. The Investment Manager, under the portfolio management supervision of William Auslander, invests this portion of the Fund's assets primarily in equity securities that are believed to exhibit strong earnings growth. The Investment Manager generally concentrates the Fund's investments in a relatively select number of issuers, and, in accordance with this focused strategy, may invest up to 25% of this portion of the Fund's net assets in the securities of a single issuer.

Fundamental equity research that encompasses the following criteria drives the investment selection process: consistent or rising earnings growth, compelling business strategies and business momentum, management focus, and strong financial results and company developments. The Investment Manager evaluates investments on the basis of their prospects for sustainable earnings growth and their potential for positive earnings growth in relation to consensus expectations. Securities which no longer meet these investment criteria are generally sold.


(3) The Aggressive Growth Strategy. Van Kampen Asset Management Inc. ("Van Kampen"), the sub-advisor to the Fund, under the portfolio management supervision of Gary M. Lewis, invests this portion of the Fund's assets in common stocks of companies considered by Van Kampen to have an above-average potential for capital growth. Van Kampen focuses primarily on equity securities of small and medium-sized companies although the portfolio manager may invest in securities of larger-sized companies that are believed to have an above-average potential for capital growth. Van Kampen utilizes a "bottom up" investment approach that focuses on companies that exhibit rising earnings expectations and rising valuations. In selecting securities for investment, the portfolio manager seeks companies that appear to be positioned to produce attractive earnings through development of new products, services or markets or as a result of changing markets and industry conditions. As part of its overall strategy, Van Kampen may also invest in companies which are experiencing unusual developments or special circumstances such as initial public offerings, mergers, liquidations, bankruptcies or leveraged buyouts as well as companies with new management, special products or limited or cyclical product lines. The portfolio manager generally expects to sell securities when earnings expectations or valuations flatten or decline. Other factors that Van Kampen may consider in selling a security include changes in a company's fundamentals or its operations or market performance, as well as market trends or factors affecting individual issuers or industries and general changes in economic or market conditions.



(4) The Sector Rotation Strategy. The Investment Manager, under the portfolio management supervision of Anita H. Kolleeny, manages this portion of the Fund's assets by utilizing a sector rotation process which is designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. As part of the sector rotation process, the Investment Manager attempts to identify which stage of the business cycle the economy is in and which industries have historically outperformed the overall market during this stage of the cycle. To accomplish this determination, the Investment Manager establishes an economic forecast based on short-term and long-term views of the domestic and global economic cycles by examining or identifying secular trends such as shifting demographics or technological developments. Also factored into the Investment Manager's analysis are industry variables such as supply and demand, pricing trends and new product cycles. The Investment Manager then selects target industries for investment and, within those industries, specific securities whose prospects are deemed attractive based upon individual issuer fundamentals, valuation and other research. The Investment Manager utilizes the same sector rotation process in determining which securities to sell from the portfolio.


Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.



The Fund may also invest up to 25% of its net assets in foreign equity securities including depositary receipts. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.



In addition, the Fund may invest up to 35% of its assets in other equity securities including preferred stocks, convertible securities and rights and warrants and may also invest in fixed-income securities and options and futures.


In pursuing the Fund's investment objective, the Investment Manager and the sub-advisor have considerable leeway in deciding which investments each buys, holds or sells on a day-to-day basis -- and which trading or investment strategies each uses. For example, the Investment Manager or the sub-advisor in their discretion may determine to use some permitted trading or investment strategies while not using others.




[GRAPHIC OMITTED]


    PRINCIPAL RISKS
-------------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.


Common Stocks. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.


Small & Medium Capitalization Companies. The Fund may invest in stocks of small and medium-sized companies which include emerging growth companies. Investing in securities of these companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies may have limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people. Additionally, the stocks of these companies may be more volatile and less liquid than the stocks of more established companies and may be subject to more abrupt and erratic price movements. These stocks may also have returns that vary, sometimes significantly, from the overall stock market. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Shares of IPOs. The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. As a result, IPO investments by the Fund may significantly impact the Fund's performance over short periods of time and any assumptions based upon this impact may be unwarranted. In addition, the Investment Manager or the sub-advisor cannot guarantee continued access to IPOs.


Foreign Securities. The Fund's investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.


Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Additionally, certain depositary receipts, particularly unsponsored or unregistered depositary receipts and/or depositary receipts not traded on U.S. securities exchanges, are not subject to the reporting requirements of either U.S. regulatory entities or securities exchanges and consequently there is less available information about the issuer of the underlying securities to holders of such depositary receipts. Moreover, the depositories of such receipts are under no obligation to distribute shareholder communications received from the underlying issuer of such securities or to pass through to the holders of such receipts any voting rights with respect to the deposited securities.


Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.


Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Certain foreign securities in which the Fund may invest may be issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.


Non-Diversified Status. The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an individual issuer entity. Thus, the Fund's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.



Other Risks. The performance of the Fund also will depend on whether the Investment Manager and the sub-advisor are successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with preferred stocks, convertible securities, fixed-income securities, rights and warrants, and options and futures. Risks of options and futures include the possibility of imperfect correlation between the prices of the options and futures and the prices of the underlying Fund securities. For more information about all of the foregoing risks, see the "Additional Risk Information" section.



Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.



The Fund commenced operations on February 26, 2001, and, as of the date of this Prospectus, did not have a full calendar year to report.

[GRAPHIC OMITTED]


    FEES AND EXPENSES
---------------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)


(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on annualized expenses paid for the fiscal year ended July 31, 2002.
(end sidebar)


                                                     CLASS A    CLASS B   CLASS C     CLASS D
                                                    ---------  --------  ---------  -----------
-----------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
-----------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)       5.25%(1)   None        None      None
-----------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)             None(2)    5.00%(3)   1.00%(4)    None
-----------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------
  Management fee                                      0.75%      0.75%      0.75%      0.75%
-----------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees               0.25%      1.00%      1.00%       None
-----------------------------------------------------------------------------------------------
  Other expenses                                      0.38%      0.38%      0.38%      0.38%
-----------------------------------------------------------------------------------------------
  Total annual Fund operating expenses                1.38%      2.13%      2.13%      1.13%
-----------------------------------------------------------------------------------------------


(1)  Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.


(4)  Only applicable if you sell your shares within one year after purchase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.


                 IF YOU SOLD YOUR SHARES:                               IF YOU HELD YOUR SHARES:
-----------------------------------------------------------   --------------------------------------------
              1 YEAR     3 YEARS     5 YEARS     10  YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
             --------   ---------   ---------   -----------   --------   ---------   ---------   ---------
  Class A      $658        $939      $1,241        $2,095       $658        $939      $1,241      $2,095
----------     ----        ----      ------        ------       ----        ----      ------      ------
  Class B      $716        $967      $1,344        $2,462       $216        $667      $1,144      $2,462
----------     ----        ----      ------        ------       ----        ----      ------      ------
  Class C      $316        $667      $1,144        $2,462       $216        $667      $1,144      $2,462
----------     ----        ----      ------        ------       ----        ----      ------      ------
  Class D      $115        $359      $  622        $1,375       $115        $359      $  622      $1,375
----------     ----        ----      ------        ------       ----        ----      ------      ------



While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A.





[GRAPHIC OMITTED]


    ADDITIONAL INVESTMENT STRATEGY INFORMATION
----------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.


Other Equity Securities. Other types of equity securities include preferred stocks, convertible securities, and rights and warrants. Preferred stocks pay a fixed or variable dividend and have a prior claim before common stocks on assets and earnings but generally carry no voting rights. Convertible securities are securities that generally pay interest and may be converted into common stock. Rights and warrants are, in effect, options to purchase equity securities for a specific price during a fixed time period.


Fixed-Income Securities. The Fund may invest in investment grade U.S. corporate debt securities and U.S. government securities (including zero coupon securities).


Options and Futures. The Fund may invest in put and call options and futures on its portfolio securities and stock indexes. The Fund may use options and futures to protect against a decline in the Fund's securities or an increase in prices of securities that may be purchased.


Defensive Investing. The Fund may take temporary "defensive" positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market conditions. The Fund may invest any amount of its total assets in cash or money market instruments in a defensive posture when the Investment Manager and/or the sub-advisor believe it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.



Portfolio Turnover. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The Financial Highlights Table at the end of this Prospectus shows the Fund's portfolio turnover rate during recent fiscal periods. Certain of the Fund's investment strategies, including the sector-rotation strategy, may result in increased portfolio turnover rates. The portfolio turnover rate of the Fund may exceed 400%. A portfolio turnover rate of 400% is equivalent to the Fund buying and selling all of its portfolio securities four times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. Additionally, the portfolio managers associated with the Investment Manager and the sub-advisor are responsible only for the investment of their respective portion of the Fund's assets and thus, securities will be purchased and sold based on each manager's independent portfolio management decisions. This may result in purchases and sales, and concomitant brokerage commissions, at times when they would not occur in a portfolio managed by a single portfolio manager. See the sections on "Distributions" and "Tax Consequences."



The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.




[GRAPHIC OMITTED]


    ADDITIONAL RISK INFORMATION
-------------------------------
This section provides additional information relating to the principal risks of investing in the Fund.



Convertible Securities. The Fund may invest in convertible securities which subject the Fund to the risks associated with both fixed-income securities (as discussed below) and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. The Fund may invest up to 20% of its net assets in convertible securities rated below investment grade. Securities rated below investment grade are commonly known as junk bonds and have speculative characteristics. These securities may be more volatile and less liquid than higher rated securities.



Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Certain investment grade fixed-income securities have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Accordingly, a rise in the general level of interest rates may cause the price of the Fund's fixed-income securities to fall substantially.


Rights and Warrants. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Rights and warrants may be highly volatile and are, therefore, more susceptible to a sharp decline in value than the underlying security. They also may be less liquid than an investment in the underlying shares.


Options and Futures. If the Fund invests in options and/or futures, its participation in these markets would subject the Fund's portfolio to certain risks. If the Investment Manager's and/or the sub-advisor's predictions of movements in the direction of the stock markets are inaccurate, the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options which are options negotiated with dealers; there is no secondary market for these investments.




[GRAPHIC OMITTED]


     FUND MANAGEMENT

--------------------

(sidebar)
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $125 billion in assets under management as of August 31, 2002.
(end sidebar)




The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to invest separate portions of the Fund's assets and to provide administrative services and manage its business affairs. The Investment Manager has, in turn, contracted with Van Kampen Asset Management Inc., as sub-advisor, to invest a separate portion of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities.

The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, New York 10020. Dennis Lynch, Anita H. Kolleeny and William Auslander are the primary portfolio managers of the respective portions of the Fund's assets managed by the Investment Manager. Dennis Lynch is an Executive Director of the Investment Manager and has been managing portfolios for the Investment Manager since 1998, prior to which time he was an analyst for JP Morgan Securities. Anita H. Kolleeny, a Managing Director and Director of the Sector Rotation Group of the Investment

Manager, has been managing portfolios for the Investment Manager for over five years. Mr. Auslander is a Managing Director of the Investment Manager and has been managing portfolios for the Investment Manager for over five years.



Van Kampen Asset Management Inc. ("Van Kampen") is a wholly-owned subsidiary of Van Kampen Investments Inc. which has more than three million retail investor accounts and which also manages institutional portfolios. As of June 30, 2002, Van Kampen Investments Inc. had approximately $70 billion under management or supervision. Van Kampen Investments Inc. is an indirect, wholly-owned subsidiary of Morgan Stanley. The address of Van Kampen and Van Kampen Investments Inc. is 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Gary M. Lewis is the primary portfolio manager of the portion of the Fund's assets managed by Van Kampen and is assisted by Mr. Dudley Brickhouse. Mr. Lewis is a Managing Director of Van Kampen and Van Kampen Investments Inc. and has been managing portfolios for these entities for over five years. Mr. Brickhouse is a Vice President of Van Kampen and Van Kampen Investments Inc. and has been a portfolio manager in various capacities with these entities for over five years.


The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended July 31, 2002 the Fund accrued total compensation to the Investment Manager amounting to 0.75% of the Fund's average daily nets assets. The Investment Manager paid the sub-advisor a fee, calculated by applying the annual rate of 0.60% to the portion of the Fund's average daily net assets managed by the sub-advisor. (If, for example, the sub-advisor manages a one-quarter portion of the Fund's net assets, the sub-advisory fee for Van Kampen would amount to 0.15% of the Fund's net assets).

SHAREHOLDER INFORMATION


[GRAPHIC OMITTED]


    PRICING FUND SHARES
-----------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.


The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.



The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager and/or the sub-advisor determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.



An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.




[GRAPHIC OMITTED]


    HOW TO BUY SHARES
--------------------------

(sidebar)
CONTACTING A FINANCIAL ADVISOR

If you are new to the Morgan Stanley Funds and would like to contact a Financial Advisor, call (toll-free) 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
(end sidbar)

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

The Fund may temporarily suspend the offering of its shares to new investors whenever the Investment Manager and/or the sub-advisor determine that the Fund's current asset level warrants such action and that a temporary suspension would be in the best interests of shareholders. Following the suspension of offering of shares to new investors, the Fund will continue to offer its shares to existing shareholders and to investors participating in the Investment Manager's mutual fund asset allocation program. The Fund may recommence offering its shares to new investors as may be determined by the Investment Manager and/or the sub-advisor consistent with prudent portfolio management.


When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)


                          MINIMUM INVESTMENT AMOUNTS

---------------------------------------------------------
                                    MINIMUM INVESTMENT
---------------------------------------------------------
INVESTMENT OPTIONS                  INITIAL    ADDITIONAL
---------------------------------------------------------
  Regular Accounts                  $ 1,000     $  100
---------------------------------------------------------
  Individual Retirement Account     $ 1,000     $  100
---------------------------------------------------------
  Coverdell Education Savings
    Account                         $   500     $  100
---------------------------------------------------------
  EasyInvest(SM)                    $   100*    $  100*
  (Automatically from your
  checking or savings account
  or Money Market Fund)
---------------------------------------------------------


*     Provided your schedule of investments totals
      $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.


Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.


Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

 o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase, and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

 o Make out a check for the total amount payable to: Morgan Stanley All Star Growth Fund.


 o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.




[GRAPHIC OMITTED]


    HOW TO EXCHANGE SHARES
--------------------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.



Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimum, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.



Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.



An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.


                                                                              13
                                                                            ----

Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.



Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.


Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.


CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.


For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.




[GRAPHIC OMITTED]


    HOW TO SELL SHARES
--------------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS            PROCEDURES
------------------ -----------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other
Financial Advisor  authorized financial representative.
                   -----------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
------------------------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:
[GRAPHIC OMITTED]    o  your account number;
                     o  the name of the Fund;
                     o  the dollar amount or the number of shares you wish to sell;
                     o  the Class of shares you wish to sell; and
                     o  the signature of each owner as it appears on the account.
                   -----------------------------------------------------------------------------------------
                   If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust.
                   (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                   -----------------------------------------------------------------------------------------
                   Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you
                   hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                   -----------------------------------------------------------------------------------------
                   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
------------------------------------------------------------------------------------------------------------
Systematic         If your investment in all of the Morgan Stanley Funds has a total market value of at
Withdrawal Plan    least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole
[GRAPHIC OMITTED]  percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least
                   $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                   -----------------------------------------------------------------------------------------
                   Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                   Arrangements" section of this Prospectus.
                   -----------------------------------------------------------------------------------------
                   To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial
                   Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time.
                   Please remember that withdrawals from the plan are sales of shares, not Fund
                   "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
------------------------------------------------------------------------------------------------------------


Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.


Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.


Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.


Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.


However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.




[GRAPHIC OMITTED]


    DISTRIBUTIONS
--------------------
(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."


The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.



Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.





[GRAPHIC OMITTED]


     TAX CONSEQUENCES
-------------------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.


Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

 o   The Fund makes distributions; and

 o   You sell Fund shares, including an exchange to another Morgan Stanley
     Fund.


Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your Social Security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.





[GRAPHIC OMITTED]


     SHARE CLASS ARRANGEMENTS
----------------------------------
The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.


Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.


The chart below compares the sales charge and annual 12b-1 fees applicable to each Class:


                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                      ANNUAL 12B-1 FEE
------------------------------------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during first year.                                                                      0.25%
------------------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years.               1.00%
------------------------------------------------------------------------------------------------------------
  C       1.0% CDSC during first year                                                             1.00%
------------------------------------------------------------------------------------------------------------
  D       None                                                                                    None
------------------------------------------------------------------------------------------------------------



CLASS A SHARES          Class A shares are sold at net asset value plus an
initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D.



The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

(sidebar)
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)


                                                  FRONT-END SALES CHARGE
                                       ---------------------------------------------
                                       PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION              OFFERING PRICE      OF NET AMOUNT INVESTED
------------------------------------------------------------------------------------
  Less than $25,000                           5.25%                  5.54%
------------------------------------------------------------------------------------
  $25,000 but less than $50,000               4.75%                  4.99%
------------------------------------------------------------------------------------
  $50,000 but less than $100,000              4.00%                  4.17%
------------------------------------------------------------------------------------
  $100,000 but less than $250,000             3.00%                  3.09%
------------------------------------------------------------------------------------
  $250,000 but less than $500,000             2.50%                  2.56%
------------------------------------------------------------------------------------
  $500,000 but less than $1 million           2.00%                  2.04%
------------------------------------------------------------------------------------
  $1 million and over                           0                      0
------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:


 o   A single account (including an individual, trust or fiduciary account).

 o Family member accounts (limited to husband, wife and children under the age of 21).

 o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

 o   Tax-exempt organizations.

 o   Groups organized for a purpose other than to buy mutual fund shares.


Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


Right of Accumulation. You also may benefit from a reduction of sales charges, if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.


Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.



Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


 o A trust for which Morgan Stanley Trust provides discretionary trustee services.


 o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services.

 o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


 o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

 o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.


 o Insurance company separate accounts that have been approved by the Fund's distributor.

 o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.


 o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


 o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


CLASS B SHARES          Class B shares are offered at net asset value with no
initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)


                                        CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE         OF AMOUNT REDEEMED
--------------------------------        --------------------
  First                                            5.0%
  Second                                           4.0%
  Third                                            3.0%
  Fourth                                           2.0%
  Fifth                                            2.0%
  Sixth                                            1.0%
  Seventh and thereafter                           None

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.



The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

 o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

 o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

 o Sales of shares held for you as a participant in a Morgan Stanley Eligible Plan.

 o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

 o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.


All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.


Distribution Fee. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.


Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares acquired in exchange for shares of another Morgan Stanley Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2007).


In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.


Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.



If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.



Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees you paid on those shares while in that fund up to the amount of any applicable CDSC.


In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES          Class C shares are sold at net asset value with no
initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The
CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.


Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A.

Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following categories of investors:

 o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.


 o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

 o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

 o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.


 o   Certain unit investment trusts sponsored by Morgan Stanley DW.

 o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

 o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.



A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.


Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).



Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the period indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



Class A Shares
--------------------------------------------------------------------------------
                                                               FOR THE PERIOD
                                             FOR THE YEAR     FEBRUARY 26, 2001*
                                                ENDED              THROUGH
                                            JULY 31, 2002       JULY 31, 2001
--------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------
 Net asset value, beginning of period         $8.52                 $10.00
--------------------------------------------------------------------------------
 Loss from investment operations:
   Net investment loss[+/+]                   (0.05)                 (0.02)
   Net realized and unrealized loss           (2.43)                 (1.46)
                                           ---------               ---------
 Total loss from investment operations        (2.48)                 (1.48)
--------------------------------------------------------------------------------
 Net asset value, end of period               $6.04                  $8.52
 TOTAL RETURN+                               (29.11)%               (14.80)%(1)
--------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(3):
--------------------------------------------------------------------------------
 Expenses                                      1.38%                  1.37%(2)
--------------------------------------------------------------------------------
 Net investment loss                          (0.73)%                (0.44)%(2)
--------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------
 Net assets, end of period, in thousands    $19,898                $36,225
--------------------------------------------------------------------------------
 Portfolio turnover rate                        242 %                  106%(1)
--------------------------------------------------------------------------------



*     Commencement of operations.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class B Shares
--------------------------------------------------------------------------------
                                                                FOR THE PERIOD
                                             FOR THE YEAR     FEBRUARY 26, 2001*
                                                ENDED              THROUGH
                                            JULY 31, 2002       JULY 31, 2001
--------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------
 Net asset value, beginning of period            $8.49              $10.00
--------------------------------------------------------------------------------
 Loss from investment operations:
   Net investment loss[+/+]                      (0.11)              (0.05)
   Net realized and unrealized loss              (2.41)              (1.46)
                                              --------          ----------
 Total loss from investment operations           (2.52)              (1.51)
--------------------------------------------------------------------------------
 Net asset value, end of period                  $5.97               $8.49
--------------------------------------------------------------------------------
 TOTAL RETURN+                                  (29.68)%            (15.10)%(1)
--------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(3):
--------------------------------------------------------------------------------
 Expenses                                         2.13%               2.12%(2)
--------------------------------------------------------------------------------
 Net investment loss                             (1.48)%             (1.19)%(2)
--------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------
 Net assets, end of period, in thousands      $191,879            $332,425
--------------------------------------------------------------------------------
 Portfolio turnover rate                           242%                106%(1)
--------------------------------------------------------------------------------



 *    Commencement of operations.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class C Shares
--------------------------------------------------------------------------------
                                                                FOR THE PERIOD
                                             FOR THE YEAR     FEBRUARY 26, 2001*
                                                ENDED              THROUGH
                                            JULY 31, 2002       JULY 31, 2001
--------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------
 Net asset value, beginning of period            $8.49              $10.00
--------------------------------------------------------------------------------
 Loss from investment operations:
   Net investment loss[+/+]                      (0.11)              (0.05)
   Net realized and unrealized loss              (2.41)              (1.46)
                                              --------          ----------
 Total loss from investment operations           (2.52)              (1.51)
--------------------------------------------------------------------------------
 Net asset value, end of period                  $5.97               $8.49
--------------------------------------------------------------------------------
 TOTAL RETURN+                                  (29.68)%            (15.10)%(1)
--------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(3):
--------------------------------------------------------------------------------
 Expenses                                         2.13%               2.12%(2)
--------------------------------------------------------------------------------
 Net investment loss                             (1.48)%             (1.19)%(2)
--------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------
 Net assets, end of period, in thousands       $30,321             $55,173
--------------------------------------------------------------------------------
 Portfolio turnover rate                           242%                106%(1)
--------------------------------------------------------------------------------



*     Commencement of operations.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class D Shares
--------------------------------------------------------------------------------
                                                                FOR THE PERIOD
                                             FOR THE YEAR     FEBRUARY 26, 2001*
                                                ENDED              THROUGH
                                            JULY 31, 2002       JULY 31, 2001
--------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------
 Net asset value, beginning of period            $8.52              $10.00
--------------------------------------------------------------------------------
 Loss from investment operations:
   Net investment loss[+/+]                      (0.04)              (0.01)
   Net realized and unrealized loss              (2.42)              (1.47)
                                              --------          ----------
 Total loss from investment operations           (2.46)              (1.48)
--------------------------------------------------------------------------------
 Net asset value, end of period                  $6.06               $8.52
--------------------------------------------------------------------------------
 TOTAL RETURN+                                  (28.87)%            (14.80)%(1)
--------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(3):
--------------------------------------------------------------------------------
 Expenses                                         1.13%               1.12%(2)
--------------------------------------------------------------------------------
 Net investment loss                             (0.48)%             (0.19)%(2)
--------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------
 Net assets, end of period, in thousands        $7,375             $21,280
--------------------------------------------------------------------------------
 Portfolio turnover rate                           242%                106%(1)
--------------------------------------------------------------------------------



*      Commencement of operations.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.



                                                                              29
                                                                            ----

NOTES



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  MORGAN STANLEY FUNDS
--------------------------------------------------------------------------------


 o     GLOBAL/INTERNATIONAL FUNDS

       European Growth Fund

       Fund of Funds - International Portfolio


       Global Advantage Fund


       Global Dividend Growth Securities

       Global Utilities Fund

       International Fund

       International SmallCap Fund

       International Value Equity Fund

       Japan Fund

       Latin American Growth Fund

       Pacific Growth Fund




 o     GROWTH FUNDS


       21st Century Trend Fund

       Aggressive Equity Fund

       All Star Growth Fund


       American Opportunities Fund

       Biotechnology Fund

       Capital Opportunities Trust


       Developing Growth Securities Trust

       Financial Services Trust

       Growth Fund

       Health Sciences Trust

       Information Fund

       KLD Social Index Fund

       Market Leader Trust

       Mid-Cap Value Fund

       Nasdaq-100 Index Fund

       Natural Resource Development
       Securities

       New Discoveries Fund

       Next Generation Trust


       Small-Mid Special Value Fund

       Special Growth Fund


       Special Value Fund

       Tax-Managed Growth Fund

       Technology Fund




 o     GROWTH + INCOME FUNDS


       Balanced Growth Fund

       Balanced Income Fund

       Convertible Securities Trust

       Dividend Growth Securities

       Equity Fund

       Fund of Funds - Domestic Portfolio


       Fundamental Value Fund


       Income Builder Fund

       Real Estate Fund


       S&P 500 Index Fund


       Strategist Fund

       Total Market Index Fund

       Total Return Trust

       Utilities Fund

       Value Fund

       Value-Added Market Series/
       Equity Portfolio

 o     INCOME FUNDS


       Diversified Income Trust

       Federal Securities Trust

       High Yield Securities

       Intermediate Income Securities

       Limited Duration Fund (NL)

       Limited Duration U.S. Treasury Trust

       Liquid Asset Fund (MM)

       North American Government
       Income Trust

       U.S. Government Money Market Trust (MM)

       U.S. Government Securities Trust




 o     TAX-FREE INCOME FUNDS


       California Tax-Free Daily Income Trust (MM)

       California Tax-Free Income Fund

       Hawaii Municipal Trust (FSC)

       Limited Term Municipal Trust (NL)

       Multi-State Municipal Series Trust (FSC)

       New York Municipal Money Market Trust (MM)

       New York Tax-Free Income Fund

       Tax-Exempt Securities Trust

       Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------


  There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

  Unless otherwise noted, each listed Morgan Stanley Fund, except for North American Government Income Trust and Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of this document, to request other information about the Fund, or to make shareholder inquiries, please call:


                                (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:


                          www.morganstanley.com/funds

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0120.

  TICKER SYMBOLS:

  Class A:                                                              ALLAX
--------------------------------------------------------------------------------
  Class B:                                                              ALLBX
--------------------------------------------------------------------------------
  Class C:                                                              ALLCX
--------------------------------------------------------------------------------
  Class D:                                                              ALLDX
--------------------------------------------------------------------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-10173)

[MORGAN STANLEY LOGO]



       Morgan Stanley All Star
       Growth Fund
       [GRAPHIC OMITTED]


       A mutual fund that seeks
       long-term growth of capital


Prospectus                                                   September 30, 2002

Morgan Stanley All Star Growth Fund
LETTER TO THE SHAREHOLDERS o JANUARY 31, 2003

Dear Shareholder:

During the six-month period ended January 31, 2003, concern about the economy and corporate profits as well as the potential for U.S. military action in Iraq, helped depress U.S. equity markets. Stocks rebounded during October and November as investors responded positively to third-quarter earnings announcements, which were generally better than anticipated. In addition, the Federal Reserve cut short-term interest rates by 50 basis points to levels not seen since 1961. The market also seemed to react favorably to mid-term election results, as the Republican Party increased its majority in the House and gained control of the Senate.

The market tide turned again in December and January, amid escalating geopolitical uncertainty with respect to Iraq and North Korea, and renewed concerns about the strength of the economic recovery. The psychology of the consumer also was an issue as unemployment levels hit an eight-year high of six percent and energy prices rose sharply. Overall, quarterly earnings were better than expected, but forward guidance was not as robust as many had hoped for, leaving investors with an uncertain outlook.

Performance and Portfolio Strategy

For the six-month period ended January 31, 2003, Morgan Stanley All Star Growth Fund's Class A, B, C and D shares returned -7.95 percent, -8.21 percent, -8.21 percent and -7.92 percent, respectively. For the same period, for the Standard & Poor's 500 Stock Index (S&P 500) returned -5.26 percent.* The performance of the Fund's four share classes varies because each has different expenses. These total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

The Fund utilizes a multi-manager investment approach whereby separate portions of the Fund's assets are managed according to four different investment strategies, each based on the distinct investment style of the particular manager. The four investment strategies include 1.) the Mid-Cap Strategy, 2.) the Selected Focus Strategy, 3.) the Aggressive Growth Strategy, and 4.) the Sector Rotation Strategy. During the period under review, the Fund was well diversified among growth companies across the capitalization spectrum.

The Fund's underperformance relative to its benchmark was primarily attributable to its exposure in sectors such as information technology, financials and health care. In addition, the Fund's underweighting in telecommunication services also hindered performance, as that was the top-performing sector during the reporting period. Within technology, semiconductor and communications equipment holdings also

--------------
* The Standard & Poor's 500 Index (S&P 500(R) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley All Star Growth Fund
LETTER TO THE SHAREHOLDERS o JANUARY 31, 2003 continued

weakened performance. An underweighted position in financial stocks also hampered performance within that sector. Health-care performance was negatively affected by the Fund's biotechnology holdings and, to a lesser extent, a few hospital services companies.

Positives for the Fund were found within telecommunication services, materials and energy. In addition, being underweighted in sectors such as industrials, consumer staples and utilities proved beneficial, as these were the three worst performing sectors during the reporting period. Finally, the Fund's diversification among growth companies was a positive factor, as small- and mid-cap growth companies generally fared better than their large-cap growth counterparts. At the end of the reporting period, the Fund was overweighted in information technology, consumer discretionary, and health care and underweighted in financials, consumer staples and industrials.

Looking Ahead

Conditions appear to be stabilizing, and we see positive signals in areas such as media and industrials. Positive readings from the Chicago PMI and Institute for Supply Management as well as favorable consumer spending trends in December also indicate that the basis for a bottom is being formed. Corporate capital expenditure, which typically is prompted by earnings and profit improvement, is key to keeping the recovery in motion. We are concerned about the deleterious effect that the likelihood of war is having, as well as rising oil prices. Both are drags on the economy and the market. The portfolio managers continue to adhere to their respective investment disciplines.

We appreciate your ongoing support of Morgan Stanley All Star Growth Fund and look forward to continuing to serve your investment needs.


Very truly yours,



/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin

Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President and CEO

Morgan Stanley All Star Growth Fund
FUND PERFORMANCE o JANUARY 31, 2003

          AVERAGE ANNUAL TOTAL RETURNS - PERIOD ENDED JANUARY 31, 2003
--------------------------------------------------------------------------------

                     Class A Shares*
----------------------------------------------------------
1 Year                        (28.44)%(1)    (32.20)%(2)
Since Inception (2/26/01)     (26.25)%(1)    (28.29)%(2)

                     Class B Shares**
----------------------------------------------------------
1 Year                        (29.02)%(1)    (32.56)%(2)
Since Inception (2/26/01)     (26.81)%(1)    (28.34)%(2)

                     Class C Shares+
----------------------------------------------------------
1 Year                        (29.02)%(1)    (29.73)%(2)
Since Inception (2/26/01)     (26.81)%(1)    (26.81)%(2)

                     Class D Shares++
----------------------------------------------------------
1 Year                         (28.37)%(1)
Since Inception (2/26/01)      (26.12)%(1)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.


------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

*    The maximum front-end sales charge for Class A is 5.25%.

** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.

+ The maximum contingent deferred sales charge for Class C is 1% for shares redeemed within one year of purchase.

++   Class D has no sales charge.

Morgan Stanley All Star Growth Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 (UNAUDITED)

      NUMBER OF
       SHARES                                                    VALUE
--------------------                                         ------------
                       Common Stocks (95.3%)
                       Advertising/Marketing
                       Services (0.1%)
        6,500          Lamar Advertising Co.* ............   $    226,070
                                                             ------------
                       Aerospace & Defense (1.3%)
        5,050          Alliant Techsystems Inc.* .........        274,518
        7,000          L-3 Communications Holdings,
                       Inc.* .............................        313,390
       28,200          Lockheed Martin Corp. .............      1,439,610
        5,000          Northrop Grumman Corp. ............        457,050
                                                             ------------
                                                                2,484,568
                                                             ------------
                       Air Freight/Couriers (0.7%)
       10,450          C.H. Robinson Worldwide, Inc..             292,809
       15,450          Expeditors International of
                       Washington, Inc. ..................        476,014
        4,100          FedEx Corp. .......................        215,660
        5,300          United Parcel Service, Inc.
                       (Class B) .........................        319,749
                                                             ------------
                                                                1,304,232
                                                             ------------
                       Apparel/Footwear (0.6%)
        4,550          Cintas Corp. ......................        187,915
       22,100          Coach, Inc.* ......................        706,095
       10,500          Reebok International Ltd.* ........        317,520
                                                             ------------
                                                                1,211,530
                                                             ------------
                       Apparel/Footwear Retail (2.0%)
       28,275          Abercrombie & Fitch Co.
                       (Class A)* ........................        787,176
       44,300          Chico's FAS, Inc.* ................        806,703
       27,800          Gap, Inc. (The) ...................        406,714
       16,500          Hot Topic, Inc.* ..................        391,050
       10,800          Pacific Sunwear of California,
                       Inc.* .............................        196,560
       19,225          Ross Stores, Inc. .................        749,967
       16,100          TJX Companies, Inc. (The) .........        295,596
                                                             ------------
                                                                3,633,766
                                                             ------------
                       Auto Parts: O.E.M. (0.2%)
        3,900          Eaton Corp. .......................        277,212
        3,200          Lear Corp.* .......................        128,960
                                                             ------------
                                                                  406,172
                                                             ------------


      NUMBER OF
       SHARES                                                    VALUE
--------------------                                         ------------
                       Beverages: Alcoholic (0.4%)
       16,635          Anheuser-Busch Companies,
                       Inc. ..............................   $    789,663
                                                             ------------
                       Beverages: Non-Alcoholic (0.7%)
       20,000          Coca-Cola Co. (The) ...............        809,200
       22,400          Coca-Cola Enterprises Inc. ........        493,472
                                                             ------------
                                                                1,302,672
                                                             ------------
                       Biotechnology (5.2%)
        4,425          Affymetrix, Inc.* .................        120,094
       54,020          Amgen Inc.* .......................      2,752,859
       19,650          Amylin Pharmaceuticals,
                       Inc.* .............................        336,801
        8,425          Biogen, Inc.* .....................        322,256
       14,600          Celgene Corp.* ....................        326,894
        9,200          Cephalon, Inc.* ...................        428,076
       10,000          Charles River Laboratories
                       International, Inc.* ..............        297,800
       21,100          Genzyme Corp. (General
                       Division)* ........................        682,796
       34,525          Gilead Sciences, Inc.* ............      1,204,922
        7,100          ICOS Corp.* .......................        174,305
       12,300          IDEC Pharmaceuticals Corp.*........        394,707
       23,350          MedImmune, Inc.* ..................        695,596
       14,100          Neurocrine Biosciences, Inc.*......        611,517
       25,325          NPS Pharmaceuticals, Inc.* ........        564,241
       13,550          Scios, Inc.* ......................        444,440
       13,425          Trimeris, Inc.* ...................        567,475
                                                             ------------
                                                                9,924,779
                                                             ------------
                       Broadcasting (2.7%)
       31,400          Clear Channel
                       Communications, Inc.* .............      1,258,512
        7,300          Entercom Communications
                       Corp.* ............................        356,532
       36,850          Radio One, Inc. (Class D)* ........        563,068
       41,475          Univision Communications,
                       Inc. (Class A)* ...................      1,093,281
       23,600          USA Interactive* ..................        519,436
       34,675          Westwood One, Inc.* ...............      1,293,724
                                                             ------------
                                                                5,084,553
                                                             ------------

                       See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 (UNAUDITED) continued

      NUMBER OF
       SHARES                                                     VALUE
--------------------                                          ------------
                       Cable/Satellite TV (1.0%)
       17,600          Comcast Corp. (Class A)* ...........   $    468,688
        7,800          Cox Communications, Inc.
                       (Class A)* .........................        225,732
       44,750          EchoStar Communications
                       Corp. (Class A)* ...................      1,161,262
                                                              ------------
                                                                 1,855,682
                                                              ------------
                       Casino/Gaming (0.5%)
       34,350          GTECH Holdings Corp.* ..............        934,320
                                                              ------------
                       Chemicals: Specialty (0.3%)
        5,100          Air Products & Chemicals, Inc.......        211,395
        3,300          Praxair, Inc. ......................        179,982
        4,750          Sigma-Aldrich Corp. ................        213,132
                                                              ------------
                                                                   604,509
                                                              ------------
                       Computer Communications (1.6%)
      135,500          Cisco Systems, Inc.* ...............      1,811,635
       11,575          Emulex Corp.* ......................        242,265
       20,200          Extreme Networks, Inc.* ............         82,618
       34,700          Foundry Networks, Inc.* ............        288,010
       47,825          Juniper Networks, Inc.* ............        419,425
       10,500          NetScreen Technologies, Inc.*.......        206,745
                                                              ------------
                                                                 3,050,698
                                                              ------------
                       Computer Peripherals (0.8%)
       14,075          Lexmark International, Inc. *.......        852,100
       38,450          Network Appliance, Inc.* ...........        415,644
       11,500          Storage Technology Corp.* ..........        254,150
                                                              ------------
                                                                 1,521,894
                                                              ------------
                       Computer Processing
                       Hardware (1.5%)
       68,850          Dell Computer Corp.* ...............      1,642,761
       68,700          Hewlett-Packard Co. ................      1,196,067
                                                              ------------
                                                                 2,838,828
                                                              ------------
                       Containers/Packaging (0.5%)
        7,900          Ball Corp. .........................        414,750
        9,075          Sealed Air Corp.* ..................        342,309
        8,400          Smurfit-Stone Container Corp.*......        118,608
                                                              ------------
                                                                   875,667
                                                              ------------
                       Contract Drilling (0.2%)
        6,800          ENSCO International Inc. ...........        183,192
        5,700          Rowan Companies, Inc.* .............        117,591
                                                              ------------
                                                                   300,783
                                                              ------------


      NUMBER OF
       SHARES                                                     VALUE
--------------------                                          ------------
                       Data Processing Services (1.4%)
       19,375          Affiliated Computer Services,
                       Inc. (Class A)* ....................   $  1,050,512
       10,975          BISYS Group, Inc. (The)* ...........        173,405
       14,800          CheckFree Corp.* ...................        284,604
       13,375          Concord EFS, Inc.* .................        196,077
        2,900          DST Systems, Inc.* .................         95,468
       12,950          First Data Corp. ...................        445,480
       16,350          Global Payments Inc. ...............        466,465
                                                              ------------
                                                                 2,712,011
                                                              ------------
                       Department Stores (0.3%)
       10,500          Kohl's Corp.* ......................        549,885
                                                              ------------
                       Discount Stores (2.4%)
       16,375          Dollar General Corp. ...............        184,382
       28,700          Dollar Tree Stores, Inc.* ..........        630,281
       79,050          Wal-Mart Stores, Inc. ..............      3,778,590
                                                              ------------
                                                                 4,593,253
                                                              ------------
                       Electric Utilities (0.9%)
        7,500          Consolidated Edison, Inc. ..........        299,400
        5,600          Dominion Resources, Inc. ...........        303,464
        8,700          Exelon Corp. .......................        443,091
        2,000          FPL Group, Inc. ....................        116,780
        8,900          PPL Corp. ..........................        311,500
       10,800          Southern Co. (The) .................        304,236
                                                              ------------
                                                                 1,778,471
                                                              ------------
                       Electronic Components (1.0%)
        2,000          Amphenol Corp. (Class A)* ..........         81,500
        5,400          Benchmark Electronics, Inc.*........        175,500
       22,700          Cree, Inc.* ........................        407,692
       17,065          Jabil Circuit, Inc.* ...............        266,385
       18,925          QLogic Corp.* ......................        629,824
       24,400          SanDisk Corp.* .....................        372,149
                                                              ------------
                                                                 1,933,050
                                                              ------------
                       Electronic Distributors (0.1%)
        4,725          CDW Computer Centers, Inc.*.                208,325
                                                              ------------
                       Electronic Equipment/
                       Instruments (0.3%)
        3,000          Canon, Inc. (Japan) ................        104,846
        4,000          Diebold, Inc. ......................        140,040
       13,700          Rockwell Automation Inc. ...........        315,785
                                                              ------------
                                                                   560,671
                                                              ------------

                       See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 (UNAUDITED) continued

      NUMBER OF
       SHARES                                                   VALUE
--------------------                                        ------------
                       Electronic Production
                       Equipment (0.9%)
       39,800          Applied Materials, Inc.* .........   $    476,406
        3,850          Cymer, Inc.* .....................        119,003
        6,950          KLA-Tencor Corp.* ................        226,848
       29,700          Novellus Systems, Inc.* ..........        874,665
        1,775          Synopsys, Inc.* ..................         68,639
                                                            ------------
                                                               1,765,561
                                                            ------------
                       Electronics/Appliance Stores (0.1%)
       14,200          Hollywood Entertainment Corp.*            189,428
                                                            ------------
                       Electronics/Appliances (0.1%)
        6,300          Eastman Kodak Co. ................        190,890
                                                            ------------
                       Finance/Rental/Leasing (1.7%)
       12,100          Countrywide Financial Corp. ......        667,436
       15,875          Doral Financial Corp. ............        473,869
       26,475          Freddie Mac ......................      1,482,070
        6,275          SLM Corp. ........................        666,593
                                                            ------------
                                                               3,289,968
                                                            ------------
                       Financial Conglomerates (3.0%)
       26,875          American Express Co. .............        954,869
      114,250          Citigroup, Inc. ..................      3,927,915
       30,300          J.P. Morgan Chase & Co. ..........        707,202
        3,800          Prudential Financial, Inc. .......        120,726
                                                            ------------
                                                               5,710,712
                                                            ------------
                       Financial Publishing/Services (0.5%)
        7,400          Dun & Bradstreet Corp.* ..........        261,590
       10,150          Moody's Corp. ....................        425,082
       10,075          SunGard Data Systems Inc.*........        195,858
                                                            ------------
                                                                 882,530
                                                            ------------
                       Food Retail (0.2%)
        8,400          Whole Foods Market, Inc.* ........        426,888
                                                            ------------
                       Food: Major Diversified (1.0%)
        7,000          Kellogg Co. ......................        233,800
       34,400          PepsiCo, Inc. ....................      1,392,512
        3,900          Unilever NV (Netherlands) ........        219,594
                                                            ------------
                                                               1,845,906
                                                            ------------


      NUMBER OF
       SHARES                                                   VALUE
--------------------                                        ------------
                       Food: Meat/Fish/Dairy (0.2%)
        6,100          ConAgra Foods Inc. ...............   $    149,633
        7,800          Dean Foods Co.* ..................        302,796
                                                            ------------
                                                                 452,429
                                                            ------------
                       Food: Specialty/Candy (0.4%)
        8,675          Hershey Foods Corp. ..............        559,537
        6,700          Smucker (J.M.) Co. ...............        268,000
                                                            ------------
                                                                 827,537
                                                            ------------
                       Home Building (0.3%)
        7,500          Hovnanian Enterprises, Inc.*......        218,475
        1,325          NVR, Inc.* .......................        440,562
                                                            ------------
                                                                 659,037
                                                            ------------
                       Home Furnishings (0.4%)
        6,122          Mohawk Industries, Inc.* .........        322,507
       15,225          Newell Rubbermaid, Inc. ..........        424,016
                                                            ------------
                                                                 746,523
                                                            ------------
                       Home Improvement Chains (0.3%)
       19,400          Lowe's Companies, Inc. ...........        663,092
                                                            ------------
                       Hospital/Nursing Management (0.7%)
        9,900          HCA Inc. .........................        423,126
        5,125          Triad Hospitals, Inc.* ...........        142,475
       17,625          Universal Health Services, Inc.
                       (Class B)* .......................        820,972
                                                            ------------
                                                               1,386,573
                                                            ------------
                       Household/Personal Care (1.6%)
        5,800          Avon Products, Inc. ..............        290,000
        7,600          International Flavors &
                       Fragrances, Inc. .................        241,452
       29,450          Procter & Gamble Co. (The) .......      2,520,036
                                                            ------------
                                                               3,051,488
                                                            ------------
                       Industrial Conglomerates (2.7%)
       15,450          3M Co. ...........................      1,924,297
      127,600          General Electric Co. .............      2,952,664
        5,500          Tyco International Ltd.
                       (Bermuda) ........................         88,055
        3,200          United Technologies Corp. ........        203,456
                                                            ------------
                                                               5,168,472
                                                            ------------

                       See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 (UNAUDITED) continued

      NUMBER OF
       SHARES                                                  VALUE
--------------------                                        ------------
                       Industrial Machinery (0.1%)
        2,400          Illinois Tool Works Inc. .........   $    145,968
        2,700          Parker-Hannifin Corp. ............        108,837
                                                            ------------
                                                                 254,805
                                                            ------------
                       Industrial Specialties (0.5%)
       20,750          Ecolab, Inc. .....................      1,022,975
                                                            ------------
                       Information Technology
                       Services (1.8%)
        7,300          CACI International Inc. (Class A)*        274,334
       24,450          Citrix Systems, Inc.* ............        337,410
        5,300          Cognizant Technology
                       Solutions Corp.* .................        319,537
       25,250          International Business
                       Machines Corp. ...................      1,975,308
        6,150          J.D. Edwards & Co. ...............         77,060
       27,825          PeopleSoft, Inc.* ................        539,527
                                                            ------------
                                                               3,523,176
                                                            ------------
                       Insurance Brokers/Services (0.2%)
        8,209          ChoicePoint Inc.* ................        295,524
                                                            ------------
                       Integrated Oil (1.7%)
       78,650          Exxon Mobil Corp. ................      2,685,898
       12,100          Murphy Oil Corp. .................        510,620
                                                            ------------
                                                               3,196,518
                                                            ------------
                       Internet Retail (0.5%)
       40,400          Amazon.com, Inc.* ................        882,740
                                                            ------------
                       Internet Software/Services (1.4%)
       83,050          BEA Systems, Inc.* ...............        951,753
       13,250          Business Objects S.A. (ADR)
                       (France)* ........................        212,663
        3,800          Internet Security Systems,
                       Inc.* ............................         49,362
       22,575          Siebel Systems, Inc.* ............        188,727
       69,600          Yahoo! Inc.* .....................      1,266,720
                                                            ------------
                                                               2,669,225
                                                            ------------
                       Investment Banks/Brokers (0.8%)
        5,700          Bear Stearns Companies, Inc.
                       (The) ............................        353,685
        7,000          Goldman Sachs Group, Inc.
                       (The) ............................        476,700

      NUMBER OF
       SHARES                                                  VALUE
--------------------                                        ------------
       12,200          Lehman Brothers Holdings,
                       Inc. .............................   $    665,266
                                                            ------------
                                                               1,495,651
                                                            ------------
                       Investment Managers (0.2%)
        8,075          Affiliated Managers Group,
                       Inc.* ............................        375,003
                                                            ------------
                       Major Banks (1.2%)
       18,100          Bank of America Corp. ............      1,267,905
        4,900          FleetBoston Financial Corp. ......        127,939
       11,100          Wachovia Corp. ...................        399,267
       12,300          Wells Fargo & Co. ................        582,651
                                                            ------------
                                                               2,377,762
                                                            ------------
                       Major Telecommunications (0.8%)
        6,675          France Telecom S.A. (France)......        172,471
       21,700          SBC Communications, Inc. .........        530,348
       20,300          Verizon Communications Inc........        777,084
                                                            ------------
                                                               1,479,903
                                                            ------------
                       Managed Health Care (2.6%)
        7,200          Anthem, Inc.* ....................        446,976
       40,550          Caremark Rx, Inc.* ...............        794,780
       10,600          Coventry Health Care, Inc.* ......        294,150
       10,500          Mid Atlantic Medical Services,
                       Inc.* ............................        361,410
       23,800          UnitedHealth Group Inc. ..........      2,092,020
       14,050          WellPoint Health Networks,
                       Inc.* ............................      1,021,154
                                                            ------------
                                                               5,010,490
                                                            ------------
                       Media Conglomerates (0.5%)
       15,400          AOL Time Warner Inc.* ............        179,564
        7,400          News Corporation Ltd. (The)
                       (ADR) (Australia) ................        196,470
       16,000          Viacom, Inc. (Class B)
                       (Non-Voting)* ....................        616,800
                                                            ------------
                                                                 992,834
                                                            ------------
                       Medical Distributors (0.1%)
        7,200          Henry Schein, Inc.* ..............        291,816
                                                            ------------
                       Medical Specialties (3.7%)
        5,000          Biosite Diagnostics Inc.* ........        178,755
       15,600          Boston Scientific Corp.* .........        631,020
       42,750          Medtronic, Inc. ..................      1,920,330
       17,450          St. Jude Medical, Inc.* ..........        760,297

                       See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 (UNAUDITED) continued

      NUMBER OF
       SHARES                                                   VALUE
--------------------                                         ------------
       12,300          STERIS Corp.* .....................   $    288,435
        5,300          Stryker Corp. .....................        319,272
       35,950          Varian Medical Systems, Inc.*.           1,878,747
       29,415          Zimmer Holdings, Inc.* ............      1,206,015
                                                             ------------
                                                                7,182,871
                                                             ------------
                       Medical/Nursing Services (0.4%)
       27,725          Lincare Holdings, Inc.* ...........        791,272
                                                             ------------
                       Miscellaneous Commercial
                       Services (0.7%)
       10,200          Fair, Isaac & Co., Inc. ...........        507,450
       11,300          FTI Consulting, Inc.* .............        464,995
        9,325          Iron Mountain Inc.* ...............        295,696
                                                             ------------
                                                                1,268,141
                                                             ------------
                       Miscellaneous Manufacturing (0.1%)
        1,900          Danaher Corp. .....................        116,679
                                                             ------------
                       Motor Vehicles (0.2%)
       10,700          Harley-Davidson, Inc. .............        447,046
                                                             ------------
                       Movies/Entertainment (0.5%)
       29,500          Fox Entertainment Group, Inc.
                       (Class A)* ........................        815,085
        4,075          Pixar, Inc.* ......................        224,084
                                                             ------------
                                                                1,039,169
                                                             ------------
                       Multi-Line Insurance (1.6%)
       45,450          American International Group,
                       Inc. ..............................      2,459,754
       18,000          Safeco Corp. ......................        645,300
                                                             ------------
                                                                3,105,054
                                                             ------------
                       Office Equipment/Supplies (0.1%)
        2,100          Avery Dennison Corp. ..............        125,139
                                                             ------------
                       Oil & Gas Production (1.5%)
        6,000          Anadarko Petroleum Corp. ..........        276,660
        7,700          Apache Corp. ......................        480,557
        7,000          Burlington Resources, Inc. ........        308,700
        3,400          Devon Energy Corp. ................        154,020
        6,050          Forest Oil Corp.* .................        145,200
       12,600          Ocean Energy, Inc. ................        235,998
       27,275          Pioneer Natural Resources
                       Co.* ..............................        662,237
       14,800          Pogo Producing Co. ................        525,400
                                                             ------------
                                                                2,788,772
                                                             ------------

      NUMBER OF
       SHARES                                                   VALUE
--------------------                                         ------------
                       Oilfield Services/Equipment (2.0%)
       50,000          Baker Hughes Inc. .................   $  1,513,000
       17,125          BJ Services Co.* ..................        523,511
        2,800          Schlumberger Ltd. .................        105,560
       34,025          Smith International, Inc.* ........      1,083,356
       18,400          Weatherford International
                       Ltd.* .............................        683,744
                                                             ------------
                                                                3,909,171
                                                             ------------
                       Other Consumer Services (2.5%)
       30,325          Apollo Group, Inc. (Class A)*......      1,348,250
       11,650          Block (H.&R.), Inc. ...............        441,419
       10,300          Career Education Corp.* ...........        483,070
        7,200          Corinthian Colleges, Inc.* ........        262,440
       20,800          ebay, Inc.* .......................      1,563,328
       15,095          Weight Watchers International,
                       Inc.* .............................        627,197
                                                             ------------
                                                                4,725,704
                                                             ------------
                       Other Metals/Minerals (0.2%)
       10,800          Inco Ltd. (Canada)* ...............        241,704
        6,458          Rio Tinto Ltd. (Australia) ........        118,262
                                                             ------------
                                                                  359,966
                                                             ------------
                       Packaged Software (6.7%)
       20,700          Adobe Systems, Inc. ...............        546,894
        8,400          Autodesk, Inc. ....................        125,496
       27,500          BMC Software, Inc.* ...............        484,825
        2,775          Hyperion Solutions Corp.* .........         76,945
       23,175          Intuit Inc.* ......................      1,022,018
       31,500          Mercury Interactive Corp.* ........      1,117,305
      121,250          Microsoft Corp. ...................      5,754,525
        7,600          Network Associates, Inc.* .........        116,052
       90,600          Oracle Corp.* .....................      1,089,918
        6,775          Quest Software, Inc.* .............         68,699
        3,400          SAP AG (ADR) (Germany) ............        316,994
       36,550          Symantec Corp.* ...................      1,706,154
       12,300          TIBCO Software, Inc.* .............         69,003
       22,775          VERITAS Software Corp.* ...........        415,689
                                                             ------------
                                                               12,910,517
                                                             ------------
                       Pharmaceuticals: Major (5.6%)
        7,800          Abbott Laboratories ...............        297,336
       37,000          Johnson & Johnson .................      1,983,570
        9,650          Lilly (Eli) & Co. .................        581,316
       31,100          Merck & Co., Inc. .................      1,722,629

                       See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 (UNAUDITED) continued

      NUMBER OF
       SHARES                                                    VALUE
--------------------                                          ------------
      149,025          Pfizer, Inc. .......................   $  4,524,399
       39,525          Wyeth ..............................      1,542,661
                                                              ------------
                                                                10,651,911
                                                              ------------
                       Pharmaceuticals: Other (1.0%)
       13,800          Forest Laboratories, Inc.* .........        714,150
       30,400          Teva Pharmaceutical
                       Industries Ltd. (ADR)
                       (Israel) ...........................      1,167,360
                                                              ------------
                                                                 1,881,510
                                                              ------------
                       Precious Metals (1.2%)
        7,800          Freeport-McMoRan Copper &
                       Gold, Inc. (Class B)* ..............        146,406
       10,800          Glamis Gold Ltd. (Canada)* .........        131,220
       11,100          Gold Fields Ltd. (ADR) (South
                       Africa) ............................        145,743
       31,800          Goldcorp Inc. (Canada) .............        387,960
       11,000          Meridian Gold Inc. (Canada)*........        179,740
       48,300          Newmont Mining Corp. ...............      1,398,285
                                                              ------------
                                                                 2,389,354
                                                              ------------
                       Property - Casualty Insurers (0.6%)
          100          Berkshire Hathaway, Inc.
                       (Class B)* .........................        222,400
        6,925          Everest Re Group, Ltd.
                       (Barbados) .........................        349,505
        8,200          RenaissanceRe Holdings Ltd.
                       (Bermuda) ..........................        322,014
        7,700          Travelers Property Casualty
                       Corp. (Class A) ....................        124,817
        1,600          XI Capital Ltd. (Class A)
                       (Bermuda) ..........................        120,096
                                                              ------------
                                                                 1,138,832
                                                              ------------
                       Publishing: Newspapers (0.3%)
        1,700          Knight-Ridder, Inc. ................        115,124
        2,500          New York Times Co. (The)
                       (Class A) ..........................        122,100
        7,900          Tribune Co. ........................        382,360
                                                              ------------
                                                                   619,584
                                                              ------------
                       Pulp & Paper (0.2%)
        9,300          International Paper Co. ............        332,010
                                                              ------------
                       Railroads (0.0%)
        3,600          Norfolk Southern Corp. .............         70,920
                                                              ------------

      NUMBER OF
       SHARES                                                    VALUE
--------------------                                          ------------
                       Recreational Products (1.5%)
       16,725          Electronic Arts Inc.* ..............   $    866,522
       11,700          International Game
                       Technology* ........................        922,779
       26,700          Mattel, Inc. .......................        534,000
       15,500          Take-Two Interactive Software,
                       Inc.* ..............................        328,445
        6,900          Winnebago Industries, Inc. .........        237,291
                                                              ------------
                                                                 2,889,037
                                                              ------------
                       Regional Banks (0.4%)
       10,600          Commerce Bancorp, Inc. .............        465,234
       14,400          U.S. Bancorp .......................        303,840
                                                              ------------
                                                                   769,074
                                                              ------------
                       Restaurants (1.5%)
        5,200          Applebee's International, Inc.......        135,200
        6,700          Brinker International, Inc.* .......        199,325
       14,975          CBRL Group, Inc. ...................        477,703
        3,800          Cheesecake Factory, Inc.
                       (The)* .............................        120,840
        6,475          Krispy Kreme Doughnuts,
                       Inc.* ..............................        196,905
       13,125          Outback Steakhouse, Inc.
                       (The) ..............................        428,531
       28,900          Starbucks Corp.* ...................        656,608
       10,550          Wendy's International, Inc. ........        286,433
       12,600          Yum! Brands, Inc.* .................        292,068
                                                              ------------
                                                                 2,793,613
                                                              ------------
                       Savings Banks (0.4%)
        5,200          Golden West Financial Corp. ........        382,356
       15,000          New York Community
                       Bancorp, Inc. ......................        442,800
                                                              ------------
                                                                   825,156
                                                              ------------
                       Semiconductors (2.8%)
       45,800          Agere Systems, Inc. (Class A)*......         81,066
       16,675          Altera Corp.* ......................        183,092
        7,200          Broadcom Corp. (Class A)* ..........         97,488
       10,950          Fairchild Semiconductor Corp.
                       (Class A)* .........................        119,793
       14,300          Genesis Microchip, Inc.* ...........        205,491
      108,350          Intel Corp. ........................      1,696,761
        3,800          Intergrated Circuit Systems,
                       Inc.* ..............................         79,800

                       See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 (UNAUDITED) continued

      NUMBER OF
       SHARES                                                  VALUE
--------------------                                        ------------
        4,200          Intersil Corp. (Class A)* ........   $     60,900
       26,650          Linear Technology Corp. ..........        696,365
        3,400          Marvell Technology Group Ltd.
                       (Bermuda)* .......................         62,118
        8,600          Maxim Integrated Products,
                       Inc. .............................        267,890
       21,225          Microchip Technology Inc. ........        468,860
        9,300          STMicroelectronics N.V.
                       (Netherlands) ....................        170,748
       54,800          Texas Instruments, Inc. ..........        871,320
       11,450          Xilinx, Inc.* ....................        226,596
                                                            ------------
                                                               5,288,288
                                                            ------------
                       Services to the Health
                       Industry (0.8%)
       10,400          Accredo Health, Inc.* ............        390,104
       13,625          Laboratory Corp. of America
                       Holdings* ........................        364,469
       13,700          Stericycle, Inc.* ................        464,293
       24,600          WebMD Corp.* .....................        231,732
                                                            ------------
                                                               1,450,598
                                                            ------------
                       Specialty Stores (2.2%)
        7,000          Advance Auto Parts, Inc.* ........        305,550
        9,100          AutoZone, Inc.* ..................        597,961
       65,750          Bed Bath & Beyond Inc.* ..........      2,204,598
       15,300          Claire's Stores, Inc. ............        358,326
        4,300          Michaels Stores, Inc.* ...........        145,125
       11,000          PETSMART, Inc.* ..................        165,000
       17,700          Staples, Inc.* ...................        303,909
        7,825          Williams-Sonoma, Inc.* ...........        185,218
                                                            ------------
                                                               4,265,687
                                                            ------------
                       Specialty Telecommunications (0.0%)
        9,150          Citizens Communications Co.*.              89,579
                                                            ------------
                       Telecommunication Equipment (1.4%)
        7,000          Adtran, Inc.* ....................        235,550
        2,350          Advanced Fibre
                       Communications, Inc.* ............         39,692
        9,350          CIENA Corp.* .....................         54,230
        7,775          Comverse Technology, Inc.* .......         74,018
       10,700          Inter-Tel, Inc. ..................        233,678
       43,400          QUALCOMM Inc.* ...................      1,634,444
       14,275          RF Micro Devices, Inc.* ..........         80,226
       16,575          Tellabs, Inc.* ...................        129,119


      NUMBER OF
       SHARES                                                  VALUE
--------------------                                        ------------
        5,400          UTStarcom, Inc.* .................   $    104,058
                                                            ------------
                                                               2,585,015
                                                            ------------
                       Trucking (0.1%)
        5,400          Hunt (J.B.) Tansport Services,
                       Inc.* ............................        149,202
                                                            ------------
                       Trucks/Construction/Farm
                       Machinery (0.4%)
       36,525          AGCO Corp.* ......................        653,798
        3,500          Deere & Co. ......................        147,700
                                                            ------------
                                                                 801,498
                                                            ------------
                       Wholesale Distributors (0.1%)
        7,100          Fisher Scientific International,
                       Inc.* ............................        205,190
                                                            ------------
                       Wireless Telecommunications (1.4%)
       90,500          AT&T Wireless Services Inc.*......        549,335
       91,525          Nextel Communications, Inc.
                       (Class A)* .......................      1,155,046
       12,000          Sprint Corp. (PCS Group)* ........         45,120
       45,000          Vodafone Group PLC (ADR)
                       (United Kingdom) .................        848,250
                                                            ------------
                                                               2,597,751
                                                            ------------
                       Total Common Stocks
                       (Cost $186,586,755)...............    182,374,818
                                                            ------------


 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
                       Short-Term Investments (5.2%)
                       Repurchase Agreements
$       9,882          Joint repurchase agreement
                       account 1.33% due
                       02/03/03 (dated
                       01/31/03; proceeds
                       $9,883,095) (a)
                       (Cost $9,882,000).................       9,882,000
          175          The Bank of New York 1.19%
                       due 02/03/03 (dated
                       01/31/03; proceeds
                       $175,432) (b) (Cost
                       $175,415).........................         175,415
                                                                ---------
                       Total Short-Term Investments
                        (Cost $10,057,415)...............      10,057,415
                                                             ------------

                      See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 (UNAUDITED) continued

                                                               VALUE
-------------------------------------------------------------------------
Total Investments
(Cost $196,644,170) (c)....................     100.5%       $192,432,233
Liabilities in Excess of Other
Assets ....................................      (0.5)         (1,001,835)
                                                ------       ------------
Net Assets ................................     100.0%       $191,430,398
                                                ======       ============

---------------------------
ADR  American Depository Receipt.

*    Non-income producing security.

(a)  Collateralized by federal agency and U.S. Treasury obligations.

(b) Collateralized by $178,923 U.S. Treasury Bill 0.00% due 06/19/03 valued at $178,923.

(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $5,804,006 and the aggregate gross unrealized depreciation is $10,015,943, resulting in net unrealized depreciation of $4,211,937.

FUTURES CONTRACTS OPEN AT JANUARY 31, 2003:

                           DESCRIPTION,       UNDERLYING
NUMBER OF      LONG/     DELIVERY MONTH,     FACE AMOUNT      UNREALIZED
CONTRACTS      SHORT         AND YEAR          AT VALUE      DEPRECIATION
-----------   -------   -----------------   -------------   -------------
      2        Short    Nasdaq 100 Index
                           March/2003       $  204,200      $  (7,300)
    115        Short     Nasdaq 100 Mini
                              Index
                           March/2003       $2,388,797       (124,447)
      5        Short      S&P 500 Index
                           March/2003       $1,079,031        (10,656)
     10        Short      S&P 500 Mini
                              Index
                           March/2003       $  435,998         (8,648)
                                                            ---------
 Total unrealized depreciation ........                     $(151,051)
                                                            =========

FORWARD FOREIGN CURRENCY CONTRACT OPEN AT JANUARY 31, 2003:

  CONTRACT TO          IN          DELIVERY      UNREALIZED
    DELIVER       EXCHANGE FOR       DATE       DEPRECIATION
--------------   --------------   ----------   -------------
 EUR 213,652     $228,950         02/05/03     $(1,068)

Currency Abbreviation:
----------------------
EUR   Euro.


                       See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
January 31, 2003 (unaudited)

Assets:
Investments in securities, at value
  (cost $196,644,170)............................   $192,432,233
Receivable for:
     Investments sold ...........................      4,619,259
     Dividends ..................................        100,885
     Shares of beneficial interest sold .........         57,406
Prepaid expenses and other assets ...............        236,038
                                                    ------------
   Total Assets .................................    197,445,821
                                                    ------------
Liabilities:
Payable for:
     Investments purchased ......................      5,248,414
     Shares of beneficial interest
        redeemed ................................        230,877
     Distribution fee ...........................        157,109
     Investment management fee ..................        128,800
     Variation margin on futures
        contracts ...............................         36,170
Accrued expenses and other payables .............        214,053
                                                    ------------
   Total Liabilities ............................      6,015,423
                                                    ------------
   Net Assets ...................................   $191,430,398
                                                    ============
Composition of Net Assets:
Paid-in-capital .................................   $396,569,853
Net unrealized depreciation .....................     (4,061,201)
Accumulated net investment loss .................     (1,554,571)
Accumulated net realized loss ...................   (199,523,683)
                                                    ------------
   Net Assets ...................................   $191,430,398
                                                    ============
Class A Shares:
Net Assets ......................................   $ 14,170,005
Shares Outstanding (unlimited
  authorized, $.01 par value)....................      2,550,528
   Net Asset Value Per Share ....................   $       5.56
                                                    ============
     Maximum Offering Price Per Share,
     (net asset value plus 5.54% of net
        asset value) ............................   $       5.87
                                                    ============
Class B Shares:
Net Assets ......................................   $148,061,358
Shares Outstanding (unlimited
  authorized, $.01 par value)....................     27,042,568
   Net Asset Value Per Share ....................   $       5.48
                                                    ============
Class C Shares:
Net Assets ......................................   $ 23,985,950
Shares Outstanding (unlimited
  authorized, $.01 par value)....................      4,380,883
   Net Asset Value Per Share ....................   $       5.48
                                                    ============
Class D Shares:
Net Assets ......................................   $  5,213,085
Shares Outstanding (unlimited
  authorized, $.01 par value)....................        933,893
   Net Asset Value Per Share ....................   $       5.58
                                                    ============

Statement of Operations
For the six months ended January 31, 2003 (unaudited)

Net Investment Loss:
Income
Dividends (net of $2,931 foreign
  withholding tax) ..............................   $    823,048
Interest ........................................        110,843
                                                    ------------
   Total Income .................................        933,891
                                                    ------------
Expenses
Distribution fee (Class A shares) ...............         21,781
Distribution fee (Class B shares) ...............        860,489
Distribution fee (Class C shares) ...............        137,034
Investment management fee .......................        836,879
Transfer agent fees and expenses ................        422,319
Custodian fees ..................................         75,341
Shareholder reports and notices .................         60,213
Professional fees ...............................         31,780
Registration fees ...............................         30,904
Trustees' fees and expenses .....................          6,050
Other ...........................................          6,328
                                                    ------------
   Total Expenses ...............................      2,489,118
                                                    ------------
   Net Investment Loss ..........................     (1,555,227)
                                                    ------------
Net Realized and Unrealized Gain (Loss):
Net realized gain/loss on:
     Investments ................................    (38,031,532)
     Futures contracts ..........................      1,064,936
                                                    ------------
   Net Realized Loss ............................    (36,966,596)
                                                    ------------
Net change in unrealized
appreciation/depreciation on:
     Investments ................................     19,514,507
     Futures contracts ..........................        150,588
                                                    ------------
   Net Appreciation .............................     19,665,095
                                                    ------------
   Net Loss .....................................    (17,301,501)
                                                    ------------
Net Decrease ....................................   $(18,856,728)
                                                    ============


                       See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
Financial Statements continued

Statement of Changes in Net Assets

                                                                                      FOR THE SIX      FOR THE YEAR
                                                                                     MONTHS ENDED          ENDED
                                                                                   JANUARY 31, 2003    JULY 31, 2002
                                                                                  ------------------ ----------------
                                                                                      (unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment loss .............................................................   $  (1,555,227)    $   (5,059,979)
Net realized loss ...............................................................     (36,966,596)      (102,807,265)
Net change in unrealized appreciation ...........................................      19,665,095        (12,138,549)
                                                                                    -------------     --------------
  Net Decrease ..................................................................     (18,856,728)      (120,005,793)
Net decrease from transactions in shares of beneficial interest .................     (39,185,867)       (75,623,311)
                                                                                    -------------     --------------
  Net Decrease ..................................................................     (58,042,595)      (195,629,104)
Net Assets:
Beginning of period .............................................................     249,472,993        445,102,097
                                                                                    -------------     --------------
End of Period
(Including an accumulated net investment loss of $1,554,571 and undistributed net
investment income of $656, respectively).........................................   $ 191,430,398     $  249,472,993
                                                                                    =============     ==============


                       See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
NOTES TO FINANCIAL STATEMENTS o JANUARY 31, 2003 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley All Star Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks of companies that are believed to offer the potential for superior growth. The Fund was organized as a Massachusetts business trust on October 5, 2000 and commenced operations on February 26, 2001.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") or Van Kampen Asset Management Inc. (the "Sub-Advisor"), an affiliate of the Investment Manager, that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (5) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the

Morgan Stanley All Star Growth Fund
NOTES TO FINANCIAL STATEMENTS o JANUARY 31, 2003 (UNAUDITED) continued

identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts - A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Foreign Currency Translation and Forward Foreign Currency Contracts - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

Morgan Stanley All Star Growth Fund
NOTES TO FINANCIAL STATEMENTS o JANUARY 31, 2003 (UNAUDITED) continued

G. Federal Income Tax Policy - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

I. Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management and Sub-Advisory Agreements

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation, calculated by applying the annual rate of 0.60% to the portion of the Fund's average daily net assets managed by the Sub-Advisor.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

Morgan Stanley All Star Growth Fund
NOTES TO FINANCIAL STATEMENTS o JANUARY 31, 2003 (UNAUDITED) continued

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $21,336,682 at January 31, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended January 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended January 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $528,352 and $2,111, respectively and received $7,702 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended January 31, 2003 aggregated $226,681,375 and $270,471,618, respectively. Included in the aforementioned transactions are purchases and sales of $185,274 and $120,359, respectively, including a realized loss of $16,261 for portfolio transactions with other Morgan Stanley Funds.

For the six months ended January 31, 2003 the fund incurred brokerage commissions of $22,349 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

Morgan Stanley All Star Growth Fund
NOTES TO FINANCIAL STATEMENTS o JANUARY 31, 2003 (UNAUDITED) continued

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                               FOR THE SIX                          FOR THE YEAR
                                              MONTHS ENDED                             ENDED
                                            JANUARY 31, 2003                       JULY 31, 2002
                                   -----------------------------------   ----------------------------------
                                               (unaudited)
                                        SHARES             AMOUNT             SHARES            AMOUNT
                                   ---------------   -----------------   ---------------   ----------------
CLASS A SHARES
Sold ...........................         115,022       $     670,613           689,884      $   5,238,133
Redeemed .......................        (858,973)         (4,971,122)       (1,649,342)       (12,103,465)
                                      ----------       -------------        ----------      -------------
Net decrease - Class A .........        (743,951)         (4,300,509)         (959,458)        (6,865,332)
                                      ----------       -------------        ----------      -------------
CLASS B SHARES
Sold ...........................         828,175           4,801,610         5,629,974         42,663,763
Redeemed .......................      (5,899,994)        (34,027,481)      (12,678,341)       (91,654,404)
                                      ----------       -------------       -----------      -------------
Net decrease - Class B .........      (5,071,819)        (29,225,871)       (7,048,367)       (48,990,641)
                                      ----------       -------------       -----------      -------------
CLASS C SHARES
Sold ...........................         125,867             731,177           832,084          6,264,431
Redeemed .......................        (819,645)         (4,729,183)       (2,257,359)       (16,439,877)
                                      ----------       -------------       -----------      -------------
Net decrease - Class C .........        (693,778)         (3,998,006)       (1,425,275)       (10,175,446)
                                      ----------       -------------       -----------      -------------
CLASS D SHARES
Sold ...........................          16,196              96,645           204,558          1,533,822
Redeemed .......................        (299,051)         (1,758,126)       (1,484,051)       (11,125,714)
                                      ----------       -------------       -----------      -------------
Net decrease - Class D .........        (282,855)         (1,661,481)       (1,279,493)        (9,591,892)
                                      ----------       -------------       -----------      -------------
Net decrease in Fund ...........      (6,792,403)      $ (39,185,867)      (10,712,593)     $ (75,623,311)
                                      ==========       =============       ===========      =============

6. Federal Income Tax Status

As of July 31, 2002, the Fund had a net capital loss carryover of approximately $94,809,000 which will be available through July 31, 2010 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $47,833,000 during the fiscal 2002.

As of July 31, 2002, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales.

Morgan Stanley All Star Growth Fund
NOTES TO FINANCIAL STATEMENTS o JANUARY 31, 2003 (UNAUDITED) continued

7. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may purchase and sell interest rate, currency and index futures ("futures contracts").

Forward contracts and futures contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At January 31, 2003, the Fund had outstanding forward contracts and outstanding futures contracts.

Morgan Stanley All Star Growth Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                              FOR THE PERIOD
                                                        FOR THE SIX        FOR THE YEAR     FEBRUARY 26, 2001*
                                                       MONTHS ENDED           ENDED              THROUGH
                                                     JANUARY 31, 2003     JULY 31, 2002       JULY 31, 2001
                                                    ------------------   ---------------   -------------------
                                                      (unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period ............       $6.04               $8.52               $10.00
                                                        -----               -----               ------
Loss from investment operations:
 Net investment loss[+/+] .......................       (0.02)              (0.05)               (0.02)
 Net realized and unrealized loss ...............       (0.46)              (2.43)               (1.46)
                                                        -----               -----               ------
Total loss from investment operations ...........       (0.48)              (2.48)               (1.48)
                                                        -----               -----               ------
Net asset value, end of period ..................       $5.56               $6.04               $ 8.52
                                                        =====               =====               ======
Total Return+ ...................................       (7.95)%(1)         (29.11)%             (14.80)%(1)
Ratios to Average Net Assets(3):
Expenses ........................................        1.57%(2)            1.38%                1.37%(2)
Net investment loss .............................       (0.73)%(2)          (0.73)%              (0.44)%(2)
Supplemental Data:
Net assets, end of period, in thousands .........     $14,170             $19,898              $36,225
Portfolio turnover rate .........................         109%(1)             242%                 106%(1)

------------
*     Commencement of operations.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
FINANCIAL HIGHLIGHTS continued

                                                                                              FOR THE PERIOD
                                                        FOR THE SIX        FOR THE YEAR     FEBRUARY 26, 2001*
                                                       MONTHS ENDED           ENDED              THROUGH
                                                     JANUARY 31, 2003     JULY 31, 2002       JULY 31, 2001
                                                    ------------------   ---------------   -------------------
                                                       (unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ............        $5.97               $8.49               $10.00
                                                         -----               -----               ------
Loss from investment operations:
 Net investment loss[+/+] .......................        (0.04)              (0.11)               (0.05)
 Net realized and unrealized loss ...............        (0.45)              (2.41)               (1.46)
                                                         -----               ------              ------
Total loss from investment operations ...........        (0.49)              (2.52)               (1.51)
                                                         -----               ------              ------
Net asset value, end of period ..................        $5.48               $5.97               $ 8.49
                                                         =====               =====               ======
Total Return+ ...................................        (8.21)%(1)         (29.68)%             (15.10)%(1)
Ratios to Average Net Assets(3):
Expenses ........................................         2.32%(2)            2.13 %               2.12%(2)
Net investment loss .............................        (1.48)%(2)          (1.48)%              (1.19)%(2)
Supplemental Data:
Net assets, end of period, in thousands .........     $148,061            $191,879             $332,425
Portfolio turnover rate .........................          109%(1)             242%                 106%(1)

------------
*     Commencement of operations.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
FINANCIAL HIGHLIGHTS continued

                                                                                              FOR THE PERIOD
                                                        FOR THE SIX        FOR THE YEAR     FEBRUARY 26, 2001*
                                                       MONTHS ENDED           ENDED              THROUGH
                                                     JANUARY 31, 2003     JULY 31, 2002       JULY 31, 2001
                                                    ------------------   ---------------   -------------------
                                                      (unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ............       $5.97                $8.49                $10.00
                                                        -----                -----                ------
Loss from investment operations:
 Net investment loss[+/+] .......................       (0.04)               (0.11)                (0.05)
 Net realized and unrealized loss ...............       (0.45)               (2.41)                (1.46)
                                                        -----                -----                ------
Total loss from investment operations ...........       (0.49)               (2.52)                (1.51)
                                                        -----                -----                ------
Net asset value, end of period ..................       $5.48                $5.97                $ 8.49
                                                        =====                =====                ======
Total Return+ ...................................       (8.21)%(1)          (29.68)%              (15.10)%(1)
Ratios to Average Net Assets(3):
Expenses ........................................        2.32%(2)             2.13 %                2.12%(2)
Net investment loss .............................       (1.48)%(2)           (1.48)%               (1.19)%(2)
Supplemental Data:
Net assets, end of period, in thousands .........     $23,986              $30,321               $55,173
Portfolio turnover rate .........................         109%(1)              242%                  106%(1)

------------
*     Commencement of operations.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
FINANCIAL HIGHLIGHTS continued

                                                                                              FOR THE PERIOD
                                                        FOR THE SIX        FOR THE YEAR     FEBRUARY 26, 2001*
                                                       MONTHS ENDED           ENDED              THROUGH
                                                    JANUARY 31, 2003     JULY 31, 2002        JULY 31, 2001
                                                    ------------------   ---------------   -------------------
                                                      (unaudited)
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period ............       $6.06                $8.52                $10.00
                                                        -----                -----                ------
Loss from investment operations:
 Net investment loss[+/+] .......................       (0.01)               (0.04)                (0.01)
 Net realized and unrealized loss ...............       (0.47)               (2.42)                (1.47)
                                                        -----                -----                ------
Total loss from investment operations ...........       (0.48)               (2.46)                (1.48)
                                                        -----                -----                ------
Net asset value, end of period ..................       $5.58                $6.06                $ 8.52
                                                        =====                =====                ======
Total Return+ ...................................       (7.92)%(1)          (28.87)%              (14.80)%(1)
Ratios to Average Net Assets(3):
Expenses ........................................        1.32%(2)             1.13%                 1.12%(2)
Net investment loss .............................       (0.48)%(2)           (0.48)%               (0.19)%(2)
Supplemental Data:
Net assets, end of period, in thousands .........      $5,213               $7,375               $21,280
Portfolio turnover rate .........................        109%(1)               242%                  106%(1)

------------
*     Commencement of operations.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
James F. Higgins
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell


OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer


TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling
(800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

[MORGAN STANLEY LOGO]

3987ZRPT-10166C03-AP-2/03

[MORGAN STANLEY LOGO]

[GRAPHIC OMITTED]

MORGAN STANLEY
ALL STAR GROWTH FUND


Semiannual Report
January 31, 2003

MORGAN STANLEY ALL STAR GROWTH FUND
LETTER TO THE SHAREHOLDERS o JULY 31, 2002


DEAR SHAREHOLDER:

During the 12-month period ended July 31, 2002, economic uncertainty, fear of terrorism and geopolitical conflicts all weighed heavily upon the U.S. equity markets. However, the issue of greatest concern to investors seemed to be a crisis in corporate accounting practices and corporate governance. Accounting irregularities at Enron and WorldCom had a tremendous spillover effect as investors regarded with extreme suspicion companies whose accounting practices appeared to be even remotely questionable or complex. As the number of corporate scandals and bankruptcies increased, investor sentiment deteriorated markedly.

The economic picture seemed to improve during the period, within both the manufacturing and retail sectors, but the pace of the recovery was more muted than many had hoped for. In addition, many businesses remained cautious and were reluctant to increase capital spending.

Despite notable strength in the equity markets during the fourth quarter of 2001, equity valuations had fallen significantly in many sectors by the end of July. These included some areas that had once been considered safe havens. By the end of the reporting period, investors were still looking for a positive catalyst to reverse this market weakness.

PERFORMANCE AND PORTFOLIO STRATEGY

For the 12-month period ended July 31, 2002, Morgan Stanley All Star Growth Fund's Class A, B, C and D shares returned -29.11 percent, -29.68 percent, -29.68 percent and -28.87 percent, respectively. For the same period, for the Standard & Poor's 500 Stock Index (S&P 500) returned -23.61 percent. The performance of the Fund's four share classes varies because of differing expenses. Total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. The accompanying chart compares the performance of the Fund to that of the S&P 500.

The Fund utilizes a multi-manager investment approach whereby separate portions of the Fund's assets are managed according to four different investment strategies, each based on the distinct investment style of the particular manager. The four investment strategies include 1.) the Mid-Cap Strategy, 2.) the Selected Focus Strategy, 3.) the Aggressive Growth Strategy and 4.) the Sector Rotation Strategy. During the period under review, the Fund was well diversified among growth companies across the capitalization spectrum.

The Fund's underperformance relative to its benchmark was primarily attributable to its focus on growth-oriented stocks. During the period, value stocks outperformed growth stocks on a relative basis, with the Russell 1000(Reg. TM) Value Index declining 17.24 percent while the Russell 1000(Reg.
TM) Growth Index declined 28.75 percent.

MORGAN STANLEY ALL STAR GROWTH FUND
LETTER TO THE SHAREHOLDERS o JULY 31, 2002 continued


Information technology was the chief area of underperformance, because of both the Fund's overweighting of that sector relative to the S&P 500 and individual stock selection. Two areas that particularly struggled were software and semiconductors. The difficult information-technology spending environment has hurt software stocks, while semiconductor stocks have been negatively affected by concerns about a slowdown in personal computer sales. During the period, we reduced the Fund's overall technology exposure.

Performance was also hampered by financial stocks, due to both an underweighting in the sector and stock selection. Weakness was particularly apparent within diversified financials, most notably credit card issuer Capital One, which was eliminated from the portfolio. However, a number of the Fund's banking and insurance stocks within the sector performed well.

Positives for the Fund included stock selection within the consumer discretionary and consumer staples sectors - particularly food and beverage, restaurants and leisure, and specialty retail. In addition, the Fund's overweighted position in health care and underweightings in telecommunication services and utilities stocks contributed to performance. During the reporting period, we increased the Fund's exposure to consumer staples and energy, and reduced exposure to telecommunication services.

LOOKING AHEAD

We believe the current spate of disclosure disasters will likely lead to a purge that will ultimately be healthy for the equity markets. In our view, once the constant stream of negative news dissipates, investors will be able to regain confidence in the integrity and competency of company managements. Further, the economy is showing signs of improvement, and while recoveries do not occur in a straight line, we do believe that this economic recovery will, at some point, take hold.

Concerns about a lack of earnings visibility for the remainder of 2002 cloud the near-term business outlook for many companies. The Fund's portfolio management team continues to adhere to its investment discipline.

We appreciate your ongoing support of Morgan Stanley All Star Growth Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin

Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President

MORGAN STANLEY ALL STAR GROWTH FUND
ANNUAL HOUSEHOLDING NOTICE o JULY 31, 2002


To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents including shareholder reports, prospectuses and proxy materials to investors with the same last name and who reside at the same address. Your participation in this program will continue for an unlimited period of time, unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00am to 8:00pm, ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

MORGAN STANLEY ALL STAR GROWTH FUND
FUND PERFORMANCE o JULY 31, 2002


                                  [LINE CHART]

                  Class A     Class B     Class C     Class D     S&P 500

"February 2001"     9.48       10.00       10.00       10.00       10.00
                    9.24        9.75        9.75        9.75        9.78
                    8.88        9.36        9.36        9.37        9.88
"July 2001"         8.07        8.49        8.49        8.52        9.61
                    6.96        7.32        7.32        7.37        8.43
                    7.36        7.72        7.72        7.79        9.03
                    7.03        7.36        7.36        7.45        8.63
"July 2002"         5.72        5.73        5.97        6.06        7.34

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

           AVERAGE ANNUAL TOTAL RETURNS - PERIOD ENDING JULY 31, 2002
--------------------------------------------------------------------------------

                           CLASS A SHARES*
-----------------------------------------------------------------------
1 Year                          (29.11)%(1)         (32.83)%(2)
Since Inception (2/26/2001)     (29.82)%(1)         (32.43)%(2)

                           CLASS C SHARES+
-----------------------------------------------------------------------
1 Year                          (29.68)%(1)         (30.39)%(2)
Since Inception (2/26/2001)     (30.39)%(1)         (30.39)%(2)

                           CLASS B SHARES**
-----------------------------------------------------------------------
1 Year                          (29.68)%(1)         (33.20)%(2)
Since Inception (2/26/2001)     (30.39)%(1)         (32.36)%(2)

                           CLASS D SHARES++
-----------------------------------------------------------------------
1 Year                          (28.87)%(1)
Since Inception (2/26/2001)     (29.66)%(1)

------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3) Closing value assuming a complete redemption on July 31, 2002.
(4) The Standard and Poor's 500 Index (S&P 500) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
 *  The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
+ The maximum contingent deferred sales charge for Class C is 1% for shares redeemed within one year of purchase.
++  Class D has no sales charge.

MORGAN STANLEY ALL STAR GROWTH FUND
PORTFOLIO OF INVESTMENTS o JULY 31, 2002

    NUMBER OF
     SHARES                                                    VALUE
----------------------------------------------------------------------
                       Common Stocks (97.2%)
                       Advertising/Marketing
                       Services (0.5%)
     9,500             Dun & Bradstreet Corp.* ..........   $  307,325
    13,750             Harte-Hanks Communications
                         Inc. ...........................      266,337
    13,100             Lamar Advertising Co.* ...........      413,698
     9,200             Valassis Communications,
                         Inc.* ..........................      337,640
                                                            ----------
                                                             1,325,000
                                                            ----------
                       Aerospace & Defense (2.3%)
     8,650             Alliant Techsystems, Inc.* .......      531,110
    18,600             General Dynamics Corp. ...........    1,505,112
    12,800             L-3 Communications Holdings,
                         Inc.* ..........................      591,616
    23,200             Lockheed Martin Corp. ............    1,487,352
    12,400             Northrop Grumman Corp. ...........    1,372,680
    11,000             Raytheon Co. .....................      358,380
                                                            ----------
                                                             5,846,250
                                                            ----------
                       Air Freight/Couriers (0.5%)
    11,200             C.H. Robinson Worldwide, Inc.           336,000
    13,850             Expeditors International of
                         Washington, Inc. ...............      408,575
     5,900             FedEx Corp. ......................      300,605
     3,900             United Parcel Service, Inc.
                         (Class B) ......................      254,826
                                                            ----------
                                                             1,300,006
                                                            ----------
                       Apparel/Footwear (0.7%)
    58,900             Coach, Inc.* .....................    1,342,920
     9,200             Jones Apparel Group, Inc.* .......      313,076
     3,900             Nike, Inc. (Class B) .............      192,231
                                                            ----------
                                                             1,848,227
                                                            ----------
                       Apparel/Footwear Retail (1.7%)
    37,450             Abercrombie & Fitch Co.
                         (Class A)* .....................      846,370
    14,300             Chico's FAS, Inc.* ...............      225,797
     8,400             Hot Topic, Inc.* .................      130,620
    18,245             Industria de Disend Textil, S.A.
                         (Spain) ........................      356,653
    94,450             Limited Brands, Inc. .............    1,697,266
    28,900             Ross Stores, Inc. ................    1,088,374
                                                            ----------
                                                             4,345,080
                                                            ----------
    NUMBER OF
     SHARES                                                    VALUE
----------------------------------------------------------------------
                       Auto Parts: O.E.M. (0.3%)
    20,000             ArvinMeritor, Inc. ...............   $  423,200
     9,200             Gentex Corp.* ....................      268,548
                                                            ----------
                                                               691,748
                                                            ----------
                       Beverages: Alcoholic (1.6%)
    48,650             Anheuser-Busch Companies,
                         Inc. ...........................    2,515,691
     2,900             Brown-Forman Corp. (Class B)            196,562
    18,300             Constellation Brands Inc.
                         (Class A)* .....................      525,942
     4,600             Coors (Adolph) Co. (Class B)......      277,886
    23,748             Diageo PLC .......................      288,276
                                                            ----------
                                                             3,804,357
                                                            ----------
                       Beverages: Non-Alcoholic (1.6%)
    70,300             Coca-Cola Co. (The) ..............    3,510,782
    15,000             Coca-Cola Enterprises Inc. .......      279,300
     3,700             Pepsi Bottling Group, Inc.
                         (The) ..........................       91,464
                                                            ----------
                                                             3,881,546
                                                            ----------
                       Biotechnology (4.4%)
    53,120             Amgen Inc.* ......................    2,424,397
    16,650             Biogen, Inc.* ....................      598,900
    11,900             Celgene Corp.* ...................      204,323
    11,000             Cephalon, Inc.* ..................      528,000
    59,750             Gilead Sciences, Inc.* ...........    1,820,582
    51,100             IDEC Pharmaceuticals Corp.*           2,278,549
    43,150             MedImmune, Inc.* .................    1,283,281
    12,750             Millennium Pharmaceuticals,
                         Inc.* ..........................      158,355
     1,100             Neurocrine Biosciences, Inc.*            40,381
     7,350             NPS Pharmaceuticals, Inc.* .......      160,009
    15,800             Scios, Inc.* .....................      495,488
    11,250             Transkaryotic Therapies, Inc.*          433,687
    10,400             Trimeris, Inc.* ..................      486,408
                                                            ----------
                                                            10,912,360
                                                            ----------
                       Broadcasting (1.7%)
    12,800             Entercom Communications
                         Corp.* .........................      554,240
    44,050             Radio One, Inc. (Class D)* .......      616,700
    55,200             Univision Communications,
                         Inc. (Class A)* ................    1,578,168

                        See Notes to Financial Statements

MORGAN STANLEY ALL STAR GROWTH FUND
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 CONTINUED

  NUMBER OF
   SHARES                                                         VALUE
--------------------------------------------------------------------------
   9,100               USA Interactive* ...................   $    200,646
  39,500               Westwood One, Inc.* ................      1,254,125
                                                              ------------
                                                                 4,203,879
                                                              ------------
                       Building Products (0.1%)
   2,500               American Standard
                         Companies, Inc.* .................        178,775
                                                              ------------
                       Casino/Gaming (1.0%)
  72,450               GTECH Holdings Corp.* ..............      1,445,377
   6,900               Harrah's Entertainment, Inc.* ......        326,508
  10,600               MGM Mirage * .......................        371,000
  47,850               Park Place Entertainment
                         Corp.* ...........................        439,263
                                                              ------------
                                                                 2,582,148
                                                              ------------
                       Catalog/Specialty Distribution (0.1%)
   5,650               J. Jill Group Inc.* ................        125,995
                                                              ------------
                       Chemicals: Major Diversified (0.2%)
   9,100               Du Pont (E.I.) de Nemours &
                         Co. ..............................        381,381
                                                              ------------
                       Chemicals: Specialty (0.2%)
   6,600               Air Products & Chemicals, Inc.              292,050
   5,400               Sigma-Aldrich Corp. ................        258,768
                                                              ------------
                                                                   550,818
                                                              ------------
                       Computer Communications (1.6%)
  52,050               Brocade Communications
                         Systems, Inc.* ...................        975,937
169,550                Cisco Systems, Inc.* ...............      2,236,364
 30,550                Emulex Corp.* ......................        707,538
 11,650                Extreme Networks, Inc.* ............        121,160
                                                              ------------
                                                                 4,040,999
                                                              ------------
                       Computer Peripherals (0.5%)
 14,700                EMC Corp.* .........................        110,250
  6,450                Lexmark International, Inc. * ......        315,276
 10,500                Network Appliance, Inc.* ...........         88,830
 17,950                QLogic Corp.* ......................        731,462
                                                              ------------
                                                                 1,245,818
                                                              ------------
                       Computer Processing
                       Hardware (1.8%)
125,700                Dell Computer Corp.* ...............      3,133,701
 17,950                International Business
                         Machines Corp. ...................      1,263,680
                                                              ------------
                                                                 4,397,381
                                                              ------------
  NUMBER OF
   SHARES                                                         VALUE
--------------------------------------------------------------------------
                       Containers/Packaging (0.3%)
 45,200                Pactiv Corp.* ......................   $    821,284
                                                              ------------
                       Contract Drilling (1.1%)
 25,900                ENSCO International Inc. ...........        669,515
 32,700                GlobalSantaFe Corp. ................        737,058
  2,500                Nabors Industries, Ltd.
                         (Barbados)* ......................         76,300
 28,550                Noble Corp.* .......................        925,020
  6,500                Rowan Companies, Inc. ..............        127,205
 11,400                Transocean Inc. ....................        290,700
                                                              ------------
                                                                 2,825,798
                                                              ------------
                       Data Processing Services (1.2%)
 31,450                Affiliated Computer Services,
                         Inc. (Class A)* ..................      1,477,521
 27,800                BISYS Group, Inc. (The)* ...........        642,180
  9,200                Certergy Inc.* .....................        301,024
  6,800                CheckFree Corp.* ...................         67,728
 13,700                DST Systems, Inc.* .................        461,690
                                                              ------------
                                                                 2,950,143
                                                              ------------
                       Department Stores (0.2%)
  5,700                Kohl's Corp.* ......................        376,200
  3,200                Sears, Roebuck & Co. ...............        150,944
                                                              ------------
                                                                   527,144
                                                              ------------
                       Discount Stores (3.3%)
 11,900                99 Cents Only Stores* ..............        290,122
 54,950                BJ's Wholesale Club, Inc.* .........      1,931,492
 46,450                Dollar General Corp. ...............        797,082
 29,800                Dollar Tree Stores, Inc.* ..........        929,656
  9,200                Family Dollar Stores, Inc. .........        278,668
 78,700                Wal-Mart Stores, Inc. ..............      3,870,466
                                                              ------------
                                                                 8,097,486
                                                              ------------
                       Electric Utilities (0.1%)
  3,700                Consolidated Edison, Inc. ..........        158,545
                                                              ------------
                       Electrical Products (0.2%)
 13,950                Molex Inc. .........................        407,061
                                                              ------------
                       Electronic Components (0.5%)
  3,850                Amphenol Corp. (Class A)* ..........        144,952
 50,250                Jabil Circuit, Inc.* ...............        893,947
 11,800                Vishay Intertechnology, Inc.*.......        201,190
                                                              ------------
                                                                 1,240,089
                                                              ------------

                        See Notes to Financial Statements

MORGAN STANLEY ALL STAR GROWTH FUND
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                       VALUE
-----------------------------------------------------------------------
                       Electronic Distributors (0.4%)
22,350                 CDW Computer Centers,
                         Inc.* .........................   $  1,068,330
                                                           ------------
                       Electronic Equipment/
                         Instruments (0.2%)
 9,600                 Diebold, Inc. ...................        327,072
49,950                 JDS Uniphase Corp.* .............        125,874
                                                           ------------
                                                                452,946
                                                           ------------
                       Electronic Production
                         Equipment (1.0%)
28,500                 Applied Materials, Inc.* ........        423,795
20,700                 Celestica, Inc.* ................        444,015
19,350                 KLA-Tencor Corp.* ...............        762,196
22,900                 Lam Research Corp.* .............        281,670
 6,500                 Novellus Systems, Inc.* .........        175,435
11,450                 Synopsys, Inc.* .................        489,716
                                                           ------------
                                                              2,576,827
                                                           ------------
                       Engineering & Construction (0.1%)
 9,200                 Jacobs Engineering Group,
                         Inc.* .........................        319,148
                                                           ------------
                       Finance/Rental/Leasing (2.5%)
11,600                 Countrywide Credit Industries,
                         Inc. ..........................        589,396
 3,300                 Fannie Mae ......................        247,137
65,600                 Freddie Mac .....................      4,063,920
33,000                 Ryder System, Inc. ..............        863,610
 4,700                 SLM Corp. .......................        427,700
                                                           ------------
                                                              6,191,763
                                                           ------------
                       Financial Conglomerates (1.5%)
44,450                 American Express Co. ............      1,567,307
50,600                 Citigroup, Inc. .................      1,697,124
11,000                 Investors Financial Services
                         Corp. .........................        338,470
                                                           ------------
                                                              3,602,901
                                                           ------------
                       Financial Publishing/Services (1.1%)
39,200                 Moody's Corp. ...................      1,944,320
30,600                 SunGard Data Systems Inc.*.......        717,570
                                                           ------------
                                                              2,661,890
                                                           ------------
                       Food Retail (0.3%)
17,500                 Whole Foods Market, Inc.* .......        767,725
                                                           ------------
NUMBER OF
 SHARES                                                       VALUE
-----------------------------------------------------------------------
                       Food: Major Diversified (0.8%)
 6,000                 Kellogg Co.  ....................   $    206,640
 5,800                 Kraft Foods Inc. (Class A) ......        214,600
   700                 Nestle S.A. (Registered
                         Shares) .......................        150,074
23,500                 PepsiCo, Inc. ...................      1,009,090
 5,200                 Unilever NV (Share
                         Certificates) .................        293,259
                                                           ------------
                                                              1,873,663
                                                           ------------
                       Food: Meat/Fish/Dairy (0.5%)
23,000                 Dean Foods Co.* .................        766,820
 5,500                 Dreyer's Grand Ice Cream,
                         Inc. ..........................        368,280
                                                           ------------
                                                              1,135,100
                                                           ------------
                       Food: Specialty/Candy (0.5%)
25,938                 Cadbury Schweppes PLC ...........        179,949
 8,000                 Hershey Foods Corp. .............        627,680
22,900                 McCormick & Co., Inc.
                         (Non-Voting) ..................        520,975
                                                           ------------
                                                              1,328,604
                                                           ------------
                       Home Building (0.5%)
24,300                 Lennar Corp. ....................      1,233,225
                                                           ------------
                       Home Furnishings (0.2%)
 7,947                 Mohawk Industries, Inc.* ........        377,482
                                                           ------------
                       Home Improvement Chains (1.0%)
12,800                 Fastenal Co. ....................        487,296
48,200                 Home Depot, Inc. (The) ..........      1,488,416
14,400                 Lowe's Companies, Inc. ..........        545,040
                                                           ------------
                                                              2,520,752
                                                           ------------
                       Hospital/Nursing Management (2.7%)
64,350                 HCA Inc. ........................      3,024,450
39,450                 Tenet Healthcare Corp.* .........      1,879,792
29,600                 Triad Hospitals, Inc.* ..........      1,183,408
11,400                 Universal Health Services, Inc.
                         (Class B)* ....................        538,992
                                                           ------------
                                                              6,626,642
                                                           ------------
                       Hotels/Resorts/Cruiselines (0.7%)
71,650                 Starwood Hotels & Resorts
                         Worldwide, Inc. ...............      1,841,405
                                                           ------------

                        See Notes to Financial Statements

MORGAN STANLEY ALL STAR GROWTH FUND
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                         VALUE
-------------------------------------------------------------------------
                       Household/Personal Care (2.1%)
   3,100               Alberto-Culver Co. (Class B) ......   $    147,281
   6,600               Avon Products, Inc. ...............        305,316
   6,800               Clorox Co. (The) ..................        261,800
  16,000               Dial Corp. (The) ..................        320,320
  11,000               Gillette Co. (The) ................        361,680
   9,700               Kimberly-Clark Corp. ..............        592,185
  36,750               Procter & Gamble Co. (The) ........      3,270,382
                                                             ------------
                                                                5,258,964
                                                             ------------
                       Industrial Conglomerates (3.1%)
   5,300               3M Co. ............................        666,899
 182,200               General Electric Co. ..............      5,866,840
   4,500               ITT Industries, Inc. ..............        287,460
   5,700               SPX Corp.* ........................        595,650
   5,300               United Technologies Corp. .........        368,350
                                                             ------------
                                                                7,785,199
                                                             ------------
                       Industrial Specialties (0.8%)
   6,900               Donaldson Co., Inc. ...............        231,288
  31,400               Ecolab, Inc. ......................      1,442,830
  16,200               RPM, Inc. .........................        231,984
                                                             ------------
                                                                1,906,102
                                                             ------------
                       Information Technology
                         Services (0.3%)
   3,700               Anteon International Corp.* .......         72,964
  17,150               PeopleSoft, Inc.* .................        308,357
  11,400               Reynolds & Reynolds Co.
                         (The) (Class A) .................        283,860
                                                             ------------
                                                                  665,181
                                                             ------------
                       Insurance Brokers/Services (0.7%)
  24,683               ChoicePoint Inc.* .................      1,033,971
  11,600               Gallagher (Arthur J.) & Co. .......        341,156
  14,450               Willis Group Holdings Ltd.* .......        457,198
                                                             ------------
                                                                1,832,325
                                                             ------------
                       Integrated Oil (0.3%)
  14,600               Exxon Mobil Corp. .................        536,696
   5,800               Royal Dutch Petroleum Co.
                         (NY Registered Shares)
                         (Netherlands) ...................        265,060
                                                             ------------
                                                                  801,756
                                                             ------------
NUMBER OF
 SHARES                                                         VALUE
-------------------------------------------------------------------------
                       Internet Software/Services (0.1%)
 20,150                BEA Systems, Inc.* ................   $    111,832
 22,800                Siebel Systems, Inc.* .............        214,320
                                                             ------------
                                                                  326,152
                                                             ------------
                       Investment Banks/Brokers (1.1%)
  2,600                Bear Stearns Companies, Inc.
                         (The) ...........................        156,572
 25,500                Goldman Sachs Group, Inc.
                         (The) ...........................      1,865,325
 11,400                Legg Mason, Inc. ..................        486,096
  4,500                Lehman Brothers Holdings,
                       Inc. ..............................        255,195
                                                             ------------
                                                                2,763,188
                                                             ------------
                       Investment Managers (0.5%)
  6,750                Affiliated Managers Group,
                         Inc.* ...........................        318,735
  9,600                Eaton Vance Corp.
                         (Non-Voting) ....................        256,896
  7,800                Federated Investors, Inc.
                         (Class B) .......................        221,676
  5,700                Franklin Resources, Inc. ..........        195,681
  6,900                Neuberger Berman Inc. .............        210,312
                                                             ------------
                                                                1,203,300
                                                             ------------
                       Life/Health Insurance (0.2%)
 19,850                AFLAC, Inc. .......................        623,488
                                                             ------------
                       Major Banks (1.9%)
 16,300                Bank of America Corp. .............      1,083,950
 51,150                Bank of New York Co., Inc.
                         (The) ...........................      1,637,823
 22,600                Bank One Corp. ....................        879,366
  4,100                Comerica, Inc. ....................        238,456
 18,000                Wells Fargo & Co. .................        915,480
                                                             ------------
                                                                4,755,075
                                                             ------------
                       Major Telecommunications (0.3%)
 23,150                Verizon Communications Inc.........        763,950
                                                             ------------
                       Managed Health Care (2.0%)
  9,200                Aetna Inc. ........................        401,856
  6,550                Anthem, Inc.* .....................        444,614
 28,500                Caremark Rx, Inc.* ................        447,450
 16,500                First Health Group Corp.* .........        414,810

                        See Notes to Financial Statements

MORGAN STANLEY ALL STAR GROWTH FUND
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                         VALUE
-------------------------------------------------------------------------
 9,200                 Mid Atlantic Medical Services,
                         Inc.* ...........................   $    299,552
13,700                 Oxford Health Plans, Inc.* ........        589,374
20,500                 UnitedHealth Group Inc. ...........      1,797,030
 8,300                 WellPoint Health Networks,
                       Inc.* .............................        593,450
                                                             ------------
                                                                4,988,136
                                                             ------------
                       Media Conglomerates (1.0%)
66,750                 Viacom, Inc. (Class B)
                         (Non-Voting)* ...................      2,597,910
                                                             ------------
                       Medical Distributors (0.7%)
15,850                 AmerisourceBergen Corp. ...........      1,061,791
 6,900                 Henry Schein, Inc.* ...............        296,424
 9,300                 Patterson Dental Co.* .............        430,404
                                                             ------------
                                                                1,788,619
                                                             ------------
                       Medical Specialties (3.1%)
38,500                 Boston Scientific Corp.* ..........      1,154,615
13,750                 DENTSPLY International, Inc........        545,050
 9,200                 Hillenbrand Industries, Inc. ......        497,352
31,800                 Medtronic, Inc. ...................      1,284,720
38,250                 St. Jude Medical, Inc.* ...........      1,453,500
36,900                 Varian Medical Systems,
                         Inc.* ...........................      1,542,420
34,290                 Zimmer Holdings, Inc.* ............      1,276,617
                                                             ------------
                                                                7,754,274
                                                             ------------
                       Medical/Nursing Services (0.5%)
40,550                 Lincare Holdings, Inc.* ...........      1,272,459
                                                             ------------
                       Miscellaneous Commercial
                         Services (0.5%)
20,200                 Iron Mountain Inc.* ...............        600,950
21,150                 Sabre Holdings Corp.* .............        560,898
                                                             ------------
                                                                1,161,848
                                                             ------------
                       Miscellaneous Manufacturing (0.2%)
 4,700                 Danaher Corp. .....................        291,635
 6,900                 Pentair, Inc. .....................        280,623
                                                             ------------
                                                                  572,258
                                                             ------------
                       Motor Vehicles (0.3%)
 6,750                 Harley-Davidson, Inc. .............        319,680
11,000                 Honda Motor Co., Ltd. .............        456,995
                                                             ------------
                                                                  776,675
                                                             ------------
NUMBER OF
 SHARES                                                         VALUE
-------------------------------------------------------------------------
                       Movies/Entertainment (0.2%)
 7,100                 Fox Entertainment Group, Inc.
                         (Class A)* ......................   $    141,645
23,450                 Regal Entertainment Group
                         (Class A)* ......................        463,607
                                                             ------------
                                                                  605,252
                                                             ------------
                       Multi-Line Insurance (0.7%)
34,400                 American International Group,
                         Inc. ............................      2,198,848
                                                             ------------
                       Office Equipment/Supplies (0.0%)
 1,400                 Avery Dennison Corp. ..............         87,094
                                                             ------------
                       Oil & Gas Production (0.4%)
13,600                 Ocean Energy, Inc. ................        270,640
24,500                 Pioneer Natural Resources
                         Co.* ............................        593,145
11,400                 Suncor Energy, Inc. (Canada).......        188,784
                                                             ------------
                                                                1,052,569
                                                             ------------
                       Oilfield Services/Equipment (2.8%)
78,750                 Baker Hughes Inc. .................      2,110,500
63,950                 BJ Services Co.* ..................      2,039,366
 8,800                 Schlumberger Ltd. .................        377,696
24,000                 Smith International, Inc.* ........        758,640
39,050                 Weatherford International
                         Ltd.* ...........................      1,583,868
                                                             ------------
                                                                6,870,070
                                                             ------------
                       Other Consumer Services (2.5%)
26,450                 Apollo Group, Inc. (Class A)*......      1,038,163
26,850                 Block (H.&R.), Inc. ...............      1,296,318
15,850                 Career Education Corp.* ...........        699,619
12,800                 Corinthian Colleges, Inc.* ........        403,840
17,400                 eBay, Inc.* .......................        993,366
18,200                 ServiceMaster Co. (The) ...........        222,040
33,950                 Weight Watchers International,
                         Inc.* ...........................      1,481,918
                                                             ------------
                                                                6,135,264
                                                             ------------
                       Other Consumer Specialties (0.1%)
 6,900                 Fortune Brands, Inc. ..............        360,870
                                                             ------------
                       Packaged Software (4.9%)
25,150                 Adobe Systems, Inc. ...............        602,594
 7,350                 BMC Software, Inc.* ...............         98,858

                        See Notes to Financial Statements

MORGAN STANLEY ALL STAR GROWTH FUND
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                             VALUE
-----------------------------------------------------------------------------
  9,300                Cadence Design Systems,
                       Inc.* .................................   $    115,785
 32,250                Intuit Inc.* ..........................      1,418,355
 23,950                Mercury Interactive Corp.* ............        613,599
133,600                Microsoft Corp.* ......................      6,410,128
  4,050                NetIQ Corp.* ..........................         80,231
  7,550                Network Associates, Inc.* .............         91,733
 87,400                Oracle Corp.* .........................        874,787
 19,750                Rational Software Corp.* ..............        132,720
 26,500                Symantec Corp.* .......................        888,810
 26,200                TIBCO Software, Inc.* .................        142,004
 38,450                VERITAS Software Corp.* ...............        647,114
                                                                 ------------
                                                                   12,116,718
                                                                 ------------
                       Personnel Services (0.4%)
 27,100                Manpower, Inc. ........................      1,020,586
                                                                 ------------
                       Pharmaceuticals: Major (5.0%)
 13,300                Abbott Laboratories ...................        550,753
 69,550                Johnson & Johnson .....................      3,686,150
  3,800                Lilly (Eli) & Co. .....................        221,996
  4,400                Merck & Co., Inc. .....................        218,240
178,625                Pfizer, Inc. ..........................      5,778,519
  7,300                Schering-Plough Corp. .................        186,150
 49,325                Wyeth .................................      1,968,068
                                                                 ------------
                                                                   12,609,876
                                                                 ------------
                       Pharmaceuticals: Other (0.6%)
  4,550                Allergan, Inc. ........................        275,230
 13,400                Forest Laboratories, Inc.* ............      1,038,098
  2,300                Teva Pharmaceutical
                         Industries Ltd. (ADR)
                         (Israel) ............................        153,412
                                                                 ------------
                                                                    1,466,740
                                                                 ------------
                       Precious Metals (0.7%)
  6,500                Barrick Gold Corp. (Canada) ...........         99,580
 25,200                Gold Fields Ltd. (ADR) (South
                         Africa) .............................        251,496
 50,800                Goldcorp Inc. (Canada) ................        430,784
 40,500                Newmont Mining Corp. Hldg
                         Co. .................................        988,200
  5,800                Placer Dome Inc. (Canada) .............         48,546
                                                                 ------------
                                                                    1,818,606
                                                                 ------------
NUMBER OF
 SHARES                                                             VALUE
-----------------------------------------------------------------------------
                       Property - Casualty Insurers (0.5%)
 13,300                Allstate Corp. (The) ..................   $    505,533
  7,850                Everest Re Group, Ltd.
                         (Barbados) ..........................        429,788
  6,600                RenaissanceRe Holdings Ltd.
                         (Bermuda) ...........................        257,400
                                                                 ------------
                                                                    1,192,721
                                                                 ------------
                       Publishing: Newspapers (0.5%)
 14,300                Belo Corp. (Series A) .................        312,455
  5,200                Gannett Co., Inc. .....................        373,932
 10,500                New York Times Co. (The)
                         (Class A) ...........................        475,125
                                                                 ------------
                                                                    1,161,512
                                                                 ------------
                       Railroads (0.3%)
  7,700                CSX Corp. .............................        266,189
 15,400                Norfolk Southern Corp. ................        311,850
  5,000                Union Pacific Corp. ...................        293,350
                                                                 ------------
                                                                      871,389
                                                                 ------------
                       Recreational Products (2.2%)
 38,050                Activision, Inc.* .....................      1,092,796
 11,400                Brunswick Corp. .......................        260,832
 47,450                Electronic Arts Inc.* .................      2,855,541
  8,100                International Game
                         Technology* .........................        471,825
 32,100                Mattel, Inc. ..........................        603,801
  4,600                Polaris Industries Inc. ...............        312,846
                                                                 ------------
                                                                    5,597,641
                                                                 ------------
                       Regional Banks (1.4%)
 11,400                Commerce Bancorp, Inc. ................        526,908
 26,200                Compass Bancshares, Inc. ..............        843,378
 13,900                Fifth Third Bancorp ...................        918,373
  9,300                North Fork Bancorporation,
                         Inc. ................................        377,673
  9,200                TCF Financial Corp. ...................        436,632
 13,750                Union Planters Corp. ..................        421,300
                                                                 ------------
                                                                    3,524,264
                                                                 ------------
                       Restaurants (2.2%)
 22,200                Brinker International, Inc.* ..........        723,720
 39,150                CBRL Group, Inc. ......................      1,171,368
  4,200                Cheesecake Factory, Inc.
                         (The)* ..............................        152,208
 18,650                Jack in the Box Inc.* .................        516,605

                        See Notes to Financial Statements

MORGAN STANLEY ALL STAR GROWTH FUND
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE
--------------------------------------------------------------------------
  13,300               Outback Steakhouse, Inc.* ..........   $    424,802
  18,100               Starbucks Corp.* ...................        355,303
  28,150               Wendy's International, Inc. ........      1,035,639
  33,100               Yum! Brands, Inc.* .................      1,022,790
                                                              ------------
                                                                 5,402,435
                                                              ------------
                       Savings Banks (0.5%)
  21,550               Charter One Financial, Inc. ........        730,976
   4,800               Golden West Financial Corp. ........        315,600
  11,400               Roslyn Bancorp, Inc. ...............        246,263
                                                              ------------
                                                                 1,292,839
                                                              ------------
                       Semiconductors (3.8%)
  88,300               Agere Systems, Inc.
                        (Class B)* ........................        172,185
  10,700               Altera Corp.* ......................        126,581
   9,600               Broadcom Corp. (Class A)* ..........        180,096
  14,800               Cypress Semiconductor
                        Corp.* ............................        169,904
  31,050               Fairchild Semiconductor Corp.
                        (Class A)* ........................        553,622
  25,250               Integrated Device Technology,
                        Inc.* .............................        323,200
129,250                Intel Corp. ........................      2,428,608
  4,450                International Rectifier Corp.*......        102,617
 21,150                Intersil Corp. (Class A)* ..........        460,859
 28,850                Linear Technology Corp. ............        781,258
  9,500                Marvell Technology Group Ltd.
                        (Bermuda)* ........................        181,925
 12,050                Maxim Integrated Products,
                        Inc.* .............................        423,919
 63,000                Microchip Technology Inc.* .........      1,387,260
 18,300                Micron Technology, Inc.* ...........        356,667
  6,700                National Semiconductor
                        Corp.* ............................        121,337
 14,000                PMC - Sierra, Inc.* ................        133,700
 12,400                Semtech Corp.* .....................        243,784
  9,994                Skyworks Solutions, Inc.* ..........         28,983
 54,550                Texas Instruments, Inc. ............      1,262,833
                                                              ------------
                                                                 9,439,338
                                                              ------------
                       Services to the Health
                       Industry (1.3%)
  9,200                Accredo Health, Inc.* ..............        438,849
  9,200                Express Scripts, Inc.
                        (Class A)* .........................       478,400

NUMBER OF
 SHARES                                                           VALUE
--------------------------------------------------------------------------
 43,450                Laboratory Corp. of America
                         Holdings* ........................   $  1,490,335
  9,200                Quest Diagnostics Inc.* ............        555,588
  8,150                Stericycle, Inc.* ..................        269,032
                                                              ------------
                                                                 3,232,204
                                                              ------------
                       Specialty Insurance (0.5%)
  6,500                Ambac Financial Group, Inc. ........        409,695
 11,300                Fidelity National Financial,
                         Inc. .............................        334,367
  8,000                MBIA, Inc. .........................        396,720
                                                              ------------
                                                                 1,140,782
                                                              ------------
                       Specialty Stores (1.2%)
  4,600                AutoZone, Inc.* ....................        339,250
 18,200                Bed Bath & Beyond Inc.* ............        564,200
 22,700                Michaels Stores, Inc.* .............        840,581
 13,700                Pier 1 Imports, Inc. ...............        237,010
 18,300                Staples, Inc.* .....................        305,427
 26,600                Williams-Sonoma, Inc.* .............        605,150
                                                              ------------
                                                                 2,891,618
                                                              ------------
                       Specialty Telecommunications (0.0%)
 44,450                Crown Castle International
                         Corp.* ...........................        102,235
                                                              ------------
                       Steel (0.4%)
 17,200                Nucor Corp. ........................        960,276
                                                              ------------
                       Telecommunication Equipment (0.7%)
  6,700                Advanced Fibre
                         Communications, Inc.* ............        115,441
 18,600                CIENA Corp.* .......................         74,958
  5,850                Harris Corp. .......................        187,844
 69,300                Motorola, Inc. .....................        803,880
127,800                Nortel Networks Corp.
                         (Canada)* ........................        123,966
  6,300                QUALCOMM Inc.* .....................        173,124
 25,000                RF Micro Devices, Inc.* ............        166,500
                                                              ------------
                                                                 1,645,713
                                                              ------------
                       Tobacco (1.1%)
 15,200                Loews Corp. - Carolina
                         Group ............................        375,440
 50,050                Philip Morris Companies, Inc........      2,304,803
                                                              ------------
                                                                 2,680,243
                                                              ------------

                        See Notes to Financial Statements

MORGAN STANLEY ALL STAR GROWTH FUND
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 CONTINUED

 NUMBER OF
  SHARES                                                    VALUE
--------------------------------------------------------------------
                Tools/Hardware (0.1%)
    2,900       Black & Decker Corp. (The) ..........   $    131,950
                                                        ------------
                Trucking (0.2%)
    5,400       Landstar System, Inc.* ..............        538,974
                                                        ------------
                Trucks/Construction/Farm
                Machinery (0.3%)
   47,900       AGCO Corp.* .........................        858,847
                                                        ------------
                Wholesale Distributors (0.1%)
    9,900       Genuine Parts Co. ...................        304,029
                                                        ------------
                Wireless Telecommunications (0.2%)
   44,450       Nextel Communications, Inc.
                  (Class A)* ........................        254,699
    9,600       Vodafone Group PLC (ADR)
                  (United Kingdom) ..................        145,632
                                                        ------------
                                                             400,331
                                                        ------------
                Total Common Stocks
                (Cost $266,366,061)..................    242,576,414
                                                        ------------
  PRINCIPAL
  AMOUNT IN
  THOUSANDS
------------
                U.S. Government Obligation (0.8)%
$   2,000       U.S. Treasury Note 4.875%
                  due 02/15/12
                  (Cost $2,000,000)..................      2,063,282
                                                        ------------
                Short-Term Investment (2.9%)
                  Repurchase Agreement
    7,152       Joint repurchase agreement
                  account 1.84% due
                  08/01/02 (dated
                  07/31/02; proceeds
                  $7,152,366) (a)
                  (Cost $7,152,000)..................      7,152,000
                                                        ------------
                                                           VALUE
                                                        ------------
Total Investments
(Cost $275,518,061) (b).................   100.9%       $251,791,696
Liabilities in Excess of Other
Assets .................................   (0.9)          (2,318,703)
                                           -----        ------------
Net Assets .............................   100.0%       $249,472,993
                                           =====        ============

---------------------------
ADR   American Depository Receipt.
 *    Non-income producing security.
(a)   Collateralized by federal agency and U.S. Treasury obligations.
(b) The aggregate cost for federal income tax purposes is $295,432,850. The aggregate gross unrealized appreciation is $4,675,600 and the aggregate gross unrealized depreciation is $48,316,754, resulting in net unrealized depreciation of $43,641,154.

Forward Foreign Currency Contracts Open at July 31, 2002:

                                                  UNREALIZED
   CONTRACTS       IN EXCHANGE     DELIVERY      APPRECIATON/
  TO RECEIVE           FOR           DATE       (DEPRECIATION)
--------------   --------------   ----------   ---------------
  $   93,099     EUR  94,700      08/01/02         $  540
  GBP 99,945     $   157,253      08/01/02           (910)
  GBP 16,646     $    26,190      08/01/02           (151)
  GBP 67,432     $   105,618      08/02/02           (135)
                                                   ------
  Net unrealized depreciation ............         $ (656)
                                                   ======

Currency Abbreviations:
-----------------------
EUR    Euro.
GBP    British Pound.

                        See Notes to Financial Statements

MORGAN STANLEY ALL STAR GROWTH FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2002

Assets:
Investments in securities, at value
 (cost $275,518,061)..............................................      $251,791,696
Foreign Cash .....................................................           147,260
Receivable for:
  Investments sold ...............................................         6,676,666
  Shares of beneficial interest sold .............................           149,006
  Dividends ......................................................            78,071
  Interest .......................................................            45,345
Prepaid expenses and other assets ................................           230,568
                                                                        ------------
  Total Assets ...................................................       259,118,612
                                                                        ------------
Liabilities:
Payable for:
  Investments purchased ..........................................         8,253,796
  Shares of beneficial interest redeemed .........................           368,487
  Distribution fee ...............................................           214,726
  Investment management fee ......................................           176,808
Payable to bank ..................................................           467,782
Accrued expenses and other payables ..............................           164,020
                                                                        ------------
  Total Liabilities ..............................................         9,645,619
                                                                        ------------
  Net Assets .....................................................      $249,472,993
                                                                        ============
Composition of Net Assets:
Paid-in-capital ..................................................      $435,755,720
Net unrealized depreciation ......................................       (23,726,881)
Undistributed net investment income ..............................               656
Accumulated net realized loss ....................................      (162,556,502)
                                                                        ------------
  Net Assets .....................................................      $249,472,993
                                                                        ============
Class A Shares:
Net Assets .......................................................       $19,898,096
Shares Outstanding (unlimited authorized, $.01 par value).........         3,294,479
  Net Asset Value Per Share ......................................             $6.04
                                                                               =====
  Maximum Offering Price Per Share
  (net asset value plus 5.54% of net asset value) ................             $6.37
                                                                               =====
Class B Shares:
Net Assets .......................................................      $191,879,414
Shares Outstanding (unlimited authorized, $.01 par value).........        32,114,387
  Net Asset Value Per Share ......................................             $5.97
                                                                               =====
Class C Shares:
Net Assets .......................................................       $30,320,703
Shares Outstanding (unlimited authorized, $.01 par value).........         5,074,661
  Net Asset Value Per Share ......................................             $5.97
                                                                               =====
Class D Shares:
Net Assets .......................................................        $7,374,780
Shares Outstanding (unlimited authorized, $.01 par value).........         1,216,748
  Net Asset Value Per Share ......................................             $6.06
                                                                               =====

                        See Notes to Financial Statements

MORGAN STANLEY ALL STAR GROWTH FUND
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF OPERATIONS
For the year ended July 31, 2002

Net Investment Loss:
Income
Dividends (net of $5,811 foreign withholding tax).........................    $    1,916,274
Interest .................................................................           439,919
                                                                              --------------
  Total Income ...........................................................         2,356,193
                                                                              --------------
Expenses
Distribution fee (Class A shares) ........................................            68,450
Distribution fee (Class B shares) ........................................         2,771,906
Distribution fee (Class C shares) ........................................           451,618
Investment management fee ................................................         2,732,928
Transfer agent fees and expenses .........................................           939,813
Custodian fees ...........................................................           207,152
Shareholder reports and notices ..........................................           105,379
Professional fees ........................................................            64,112
Registration fees ........................................................            58,668
Trustees' fees and expenses ..............................................            12,386
Other ....................................................................             3,760
                                                                              --------------
  Total Expenses .........................................................         7,416,172
                                                                              --------------
  Net Investment Loss ....................................................        (5,059,979)
                                                                              --------------
Net Realized and Unrealized Gain (Loss):
Net realized loss on:
  Investments ............................................................      (102,598,803)
  Futures contracts ......................................................          (208,462)
                                                                              --------------
  Net Realized Loss ......................................................      (102,807,265)
                                                                              --------------
Net change in unrealized appreciation/depreciation on investments ........       (12,138,549)
                                                                              --------------
  Net Loss ...............................................................      (114,945,814)
                                                                              --------------
Net Decrease .............................................................    $ (120,005,793)
                                                                              ==============

                        See Notes to Financial Statements

MORGAN STANLEY ALL STAR GROWTH FUND
FINANCIAL STATEMENTS CONTINUED


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                              FOR THE PERIOD
                                                                                         FOR THE YEAR       FEBRUARY 26, 2001*
                                                                                            ENDED                THROUGH
                                                                                        JULY 31, 2002         JULY 31, 2001
                                                                                        -------------         -------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss .................................................................... $ (5,059,979)        $  (2,078,220)
Net realized loss ...................................................................... (102,807,265)          (59,748,382)
Net change in unrealized depreciation ..................................................  (12,138,549)          (11,588,332)
                                                                                         ------------         -------------
  Net Decrease ......................................................................... (120,005,793)          (73,414,934)
Net increase (decrease) from transactions in shares of beneficial interest .............  (75,623,311)          518,417,031
                                                                                         ------------         -------------
  Net Increase (Decrease) .............................................................. (195,629,104)          445,002,097
Net Assets:
Beginning of period ....................................................................  445,102,097               100,000
                                                                                         ------------         -------------
End of Period
(Including undistributed net investment income of $656 and a net investment loss of $41,
respectively) .......................................................................... $249,472,993         $ 445,102,097
                                                                                         ============         =============

------------
*      Commencement of operations.

                        See Notes to Financial Statements

MORGAN STANLEY ALL STAR GROWTH FUND
NOTES TO FINANCIAL STATEMENTS o JULY 31, 2002


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley All Star Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks of companies that are believed to offer the potential for superior growth. The Fund was organized as a Massachusetts business trust on October 5, 2000 and had no operations other than those relating to organizational matters and the issuance of 2,500 shares of beneficial interest by each class for $25,000 of each class to Morgan Stanley Investment Advisors Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on February 26, 2001.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or Van Kampen Asset Management Inc. (the "Sub-Advisor"), an affiliate of the Investment Manager, that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar

MORGAN STANLEY ALL STAR GROWTH FUND
NOTES TO FINANCIAL STATEMENTS o JULY 31, 2002 CONTINUED

factors); and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. JOINT REPURCHASE AGREEMENT ACCOUNT - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S. Treasury or federal agency obligations.

D. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS - A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirement of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange

MORGAN STANLEY ALL STAR GROWTH FUND
NOTES TO FINANCIAL STATEMENTS o JULY 31, 2002 CONTINUED

transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

G. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

H. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation, calculated by applying the annual rate of 0.60% to the portion of the Fund's average daily net assets managed by the Sub-Advisor.

MORGAN STANLEY ALL STAR GROWTH FUND
NOTES TO FINANCIAL STATEMENTS o JULY 31, 2002 CONTINUED

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $22,023,135 at July 31, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended July 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of approximately $22,079, $1,566,882 and $52,199, respectively and received approximately $83,101 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2002 aggregated $843,684,420 and $909,272,567, respectively. Included in the aforementioned transactions are purchases and sales of $565,663 and $670,546, respectively for portfolio transactions with other Morgan Stanley Funds.

MORGAN STANLEY ALL STAR GROWTH FUND
NOTES TO FINANCIAL STATEMENTS o JULY 31, 2002 CONTINUED

For the year ended July 31, 2002 the fund incurred brokerage commissions of $107,999 with Morgan Stanley & Co., Inc., and affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $24,500.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                             FOR THE PERIOD
                                             FOR THE YEAR                 FEBRUARY 26, 2001*
                                                ENDED                           THROUGH
                                            JULY 31, 2002                    JULY 31, 2001
                                   -------------------------------- -------------------------------
                                        SHARES          AMOUNT           SHARES          AMOUNT
                                   --------------- ----------------  -------------- ----------------
CLASS A SHARES
Sold .............................       689,884    $   5,238,133       4,814,042   $ 47,522,701
Redeemed .........................    (1,649,342)     (12,103,465)       (562,605)    (5,025,160)
                                      ----------    -------------       ---------   ------------
Net increase (decrease) - Class A       (959,458)      (6,865,332)      4,251,437     42,497,541
                                      ----------    -------------       ---------   ------------
CLASS B SHARES ...................
Sold .............................     5,629,974       42,663,763      41,818,954    409,652,487
Redeemed .........................   (12,678,341)     (91,654,404)     (2,658,700)   (23,733,802)
                                     -----------    -------------      ----------   ------------
Net increase (decrease) - Class B     (7,048,367)     (48,990,641)     39,160,254    385,918,685
                                     -----------    -------------      ----------   ------------
CLASS C SHARES ...................
Sold .............................       832,084        6,264,431       7,092,312     69,729,170
Redeemed .........................    (2,257,359)     (16,439,877)       (594,876)    (5,325,527)
                                     -----------    -------------      ----------   ------------
Net increase (decrease) - Class C     (1,425,275)     (10,175,446)      6,497,436     64,403,643
                                     -----------    -------------      ----------   ------------
CLASS D SHARES ...................
Sold .............................       204,558        1,533,822       3,372,013     33,511,114
Redeemed .........................    (1,484,051)     (11,125,714)       (878,272)    (7,913,952)
                                     -----------    -------------      ----------   ------------
Net increase (decrease) - Class D     (1,279,493)      (9,591,892)      2,493,741     25,597,162
                                     -----------    -------------      ----------   ------------
Net increase (decrease) in Fund ..   (10,712,593)   $ (75,623,311)     52,402,868   $518,417,031
                                     ===========    =============      ==========   ============

------------
* Commencement of operations.

6. FEDERAL INCOME TAX STATUS

At July 31, 2002, the Fund had a net capital loss carryover of approximately $94,809,000 which will be available through July 31, 2010 to offset future capital gains to the extent provided by regulations.

MORGAN STANLEY ALL STAR GROWTH FUND
NOTES TO FINANCIAL STATEMENTS o JULY 31, 2002 CONTINUED

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $47,833,000 during fiscal 2002.

As of July 31, 2002, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $5,059,780, accumulated net realized loss was charged $896 and accumulated undistributed net investment income was credited $5,060,676.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may purchase and sell interest rate, currency and index futures ("futures contracts").

Forward contracts and futures contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At July 31, 2002, the Fund had outstanding forward contracts and no outstanding future contracts.

MORGAN STANLEY ALL STAR GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                         FOR THE PERIOD
                                                      FOR THE YEAR     FEBRUARY 26, 2001*
                                                         ENDED              THROUGH
                                                     JULY 31, 2002       JULY 31, 2001
                                                    ---------------   -------------------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period ............     $  8.52               $ 10.00
                                                      -------               -------
Loss from investment operations:
 Net investment loss[+/+] .......................      (0.05)                (0.02)
 Net realized and unrealized loss ...............      (2.43)                (1.46)
                                                      -------               -------
Total loss from investment operations ...........      (2.48)                (1.48)
                                                      -------               -------
Net asset value, end of period ..................     $  6.04               $  8.52
                                                      =======               =======
Total Return+ ...................................      (29.11)%              (14.80)%(1)

Ratios to Average Net Assets(3):
Expenses ........................................        1.38 %                1.37 %(2)
Net investment loss .............................       (0.73)%               (0.44)%(2)

Supplemental Data:
Net assets, end of period, in thousands .........    $ 19,898               $36,225
Portfolio turnover rate .........................         242 %                 106 %(1)

------------
 *     Commencement of operations.
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        See Notes to Financial Statements

MORGAN STANLEY ALL STAR GROWTH FUND
FINANCIAL HIGHLIGHTS CONTINUED

                                                                         FOR THE PERIOD
                                                      FOR THE YEAR     FEBRUARY 26, 2001*
                                                         ENDED              THROUGH
                                                     JULY 31, 2002       JULY 31, 2001
                                                    ---------------    ------------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ............      $   8.49             $  10.00
                                                       --------             --------
Loss from investment operations:
 Net investment loss[+/+] .......................         (0.11)               (0.05)
 Net realized and unrealized loss ...............         (2.41)               (1.46)
                                                       --------             --------
Total loss from investment operations ...........         (2.52)               (1.51)
                                                       --------             --------
Net asset value, end of period ..................      $   5.97             $   8.49
                                                       ========             ========
Total Return+ ...................................        (29.68)%             (15.10)%(1)

Ratios to Average Net Assets(3):
Expenses ........................................          2.13 %               2.12 %(2)
Net investment loss .............................         (1.48)%              (1.19)%(2)

Supplemental Data:
Net assets, end of period, in thousands .........      $191,879             $332,425
Portfolio turnover rate .........................           242 %                106 %(1)

------------
 *     Commencement of operations.
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY ALL STAR GROWTH FUND
FINANCIAL HIGHLIGHTS CONTINUED

                                                                         FOR THE PERIOD
                                                      FOR THE YEAR     FEBRUARY 26, 2001*
                                                         ENDED              THROUGH
                                                     JULY 31, 2002       JULY 31, 2001
                                                    ---------------   -------------------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ............     $  8.49               $ 10.00
                                                      -------               -------
Loss from investment operations:
 Net investment loss[+/+] .......................       (0.11)                (0.05)
 Net realized and unrealized loss ...............       (2.41)                (1.46)
                                                      -------               -------
Total loss from investment operations ...........       (2.52)                (1.51)
                                                      -------               -------
Net asset value, end of period ..................     $  5.97               $  8.49
                                                      =======               =======
Total Return+ ...................................      (29.68)%              (15.10)%(1)

Ratios to Average Net Assets(3):
Expenses ........................................        2.13 %                2.12 %(2)
Net investment loss .............................       (1.48)%               (1.19)%(2)

Supplemental Data:
Net assets, end of period, in thousands .........     $30,321               $55,173
Portfolio turnover rate .........................         242 %                 106 %(1)

------------
 *     Commencement of operations.
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        See Notes to Financial Statements

MORGAN STANLEY ALL STAR GROWTH FUND
FINANCIAL HIGHLIGHTS CONTINUED

                                                                         FOR THE PERIOD
                                                      FOR THE YEAR     FEBRUARY 26, 2001*
                                                         ENDED              THROUGH
                                                     JULY 31, 2002       JULY 31, 2001
                                                    ---------------   -------------------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period ............     $  8.52               $ 10.00
                                                      -------               -------
Loss from investment operations:
 Net investment loss[++] ........................       (0.04)                (0.01)
 Net realized and unrealized loss ...............       (2.42)                (1.47)
                                                      -------               -------
Total loss from investment operations ...........       (2.46)                (1.48)
                                                      -------               -------
Net asset value, end of period ..................     $  6.06               $  8.52
                                                      =======               =======
Total Return+ ...................................      (28.87)%              (14.80)%(1)

Ratios to Average Net Assets(3):
Expenses ........................................        1.13%                 1.12%(2)
Net investment loss .............................       (0.48)%               (0.19)%(2)

Supplemental Data:
Net assets, end of period, in thousands .........     $ 7,375               $21,280
Portfolio turnover rate .........................         242%                  106%(1)

------------
 *     Commencement of operations.
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        See Notes to Financial Statements

MORGAN STANLEY ALL STAR GROWTH FUND
INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY ALL STAR GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley All Star Growth Fund (the "Fund"), including the portfolio of investments, as of July 31, 2002, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period February 26, 2001 (commencement of operations) through July 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley All Star Growth Fund as of July 31, 2002, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and the period February 26, 2001 (commencement of operations) through July 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
September 12, 2002

MORGAN STANLEY ALL STAR GROWTH FUND
TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES:

                                                                                          Number of
                                                  Term of                               Portfolios in
                                                Office and           Principal              Fund
                                Position(s)      Length of         Occupation(s)           Complex
Name, Age and Address of         Held with         Time                During             Overseen         Other Directorships
  Independent Trustee            Registrant       Served*           Past 5 Years        by Trustee**         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Michael Bozic (61)               Trustee       Trustee since   Retired; Director or         129          Director of Weirton Steel
c/o Mayer, Brown, Rowe & Maw                   April 1994      Trustee of the Morgan                     Corporation.
Counsel to the                                                 Stanley Funds and the
Independent Trustees                                           TCW/DW Term Trusts;
1675 Broadway                                                  formerly Vice Chairman of
New York, NY                                                   Kmart Corporation
                                                               (December 1998-October
                                                               2000), Chairman and Chief
                                                               Executive Officer of
                                                               Levitz Furniture
                                                               Corporation (November
                                                               1995-November 1998) and
                                                               President and Chief
                                                               Executive Officer of
                                                               Hills Department Stores
                                                               (May 1991-July 1995);
                                                               formerly variously
                                                               Chairman, Chief Executive
                                                               Officer, President and
                                                               Chief Operating Officer
                                                               (1987-1991) of the Sears
                                                               Merchandise Group of
                                                               Sears, Roebuck & Co.

Edwin J. Garn (69)               Trustee       Trustee since   Director or Trustee of       129          Director of Franklin
c/o Summit Ventures LLC                        January 1993    the Morgan Stanley Funds                  Covey (time management
1 Utah Center                                                  and the TCW/DW Term                       systems), BMW Bank of
201 S. Main Street                                             Trusts; formerly United                   North America, Inc.
Salt Lake City, UT                                             States Senator (R-Utah)                   (industrial loan
                                                               (1974-1992) and Chairman,                 corporation), United
                                                               Senate Banking Committee                  Space Alliance (joint
                                                               (1980-1986); formerly                     venture between Lockheed
                                                               Mayor of Salt Lake City,                  Martin and the Boeing
                                                               Utah (1971-1974);                         Company) and Nuskin Asia
                                                               formerly Astronaut, Space                 Pacific (multilevel
                                                               Shuttle Discovery (April                  marketing); member of the
                                                               12-19, 1985); Vice                        board of various civic
                                                               Chairman, Huntsman                        and charitable
                                                               Corporation (chemical                     organizations.
                                                               company); member of the
                                                               Utah Regional Advisory
                                                               Board of Pacific Corp.

Wayne E. Hedien (68)             Trustee       Trustee since   Retired; Director or         129          Director of The PMI Group
c/o Mayer, Brown, Rowe & Maw                   September 1997  Trustee of the Morgan                     Inc. (private mortgage
Counsel to the                                                 Stanley Funds and the                     insurance); Trustee and
Independent Trustees                                           TCW/DW Term Trusts;                       Vice Chairman of The
1675 Broadway                                                  formerly associated with                  Field Museum of Natural
New York, NY                                                   the Allstate Companies                    History; director of
                                                               (1966-1994), most                         various other business
                                                               recently as Chairman of                   and charitable
                                                               The Allstate Corporation                  organizations.
                                                               (March 1993-December
                                                               1994) and Chairman and
                                                               Chief Executive Officer
                                                               of its wholly-owned
                                                               subsidiary, Allstate
                                                               Insurance Company (July
                                                               1989-December 1994).

MORGAN STANLEY ALL STAR GROWTH FUND
TRUSTEE AND OFFICER INFORMATION CONTINUED

                                                                                          Number of
                                                  Term of                               Portfolios in
                                                Office and           Principal              Fund
                                Position(s)      Length of         Occupation(s)           Complex
Name, Age and Address of         Held with         Time                During             Overseen         Other Directorships
  Independent Trustee            Registrant       Served*           Past 5 Years        by Trustee**         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Dr. Manuel H. Johnson (53)       Trustee       Trustee since   Chairman of the Audit        129          Director of NVR, Inc.
c/o Johnson Smick                              July 1991       Committee and Director or                 (home construction);
  International, Inc.                                          Trustee of the Morgan                     Chairman and Trustee of
1133 Connecticut Avenue, N.W.                                  Stanley Funds and the                     the Financial Accounting
Washington, D.C.                                               TCW/DW Term Trusts;                       Foundation (oversight
                                                               Senior Partner, Johnson                   organization of the
                                                               Smick International,                      Financial Accounting
                                                               Inc., a consulting firm;                  Standards Board).
                                                               Co-Chairman and a founder
                                                               of the Group of Seven
                                                               Council (G7C), an
                                                               international economic
                                                               commission; formerly Vice
                                                               Chairman of the Board of
                                                               Governors of the Federal
                                                               Reserve System and
                                                               Assistant Secretary of
                                                               the U.S. Treasury.

Michael E. Nugent (66)           Trustee       Trustee since   Chairman of the Insurance    207          Director of various
c/o Triumph Capital, L.P.                      July 1991       Committee and Director or                 business organizations.
237 Park Avenue                                                Trustee of the Morgan
New York, NY                                                   Stanley Funds and the
                                                               TCW/DW Term Trusts;
                                                               director/ trustee of
                                                               various investment
                                                               companies managed by
                                                               Morgan Stanley Investment
                                                               Management Inc. and
                                                               Morgan Stanley
                                                               Investments LP (since
                                                               July 2001); General
                                                               Partner, Triumph Capital,
                                                               L.P., a private
                                                               investment partnership;
                                                               formerly Vice President,
                                                               Bankers Trust Company and
                                                               BT Capital Corporation
                                                               (1984-1988).

MORGAN STANLEY ALL STAR GROWTH FUND
TRUSTEE AND OFFICER INFORMATION CONTINUED

INTERESTED TRUSTEES:

                                                                                          Number of
                                                  Term of                               Portfolios in
                                                Office and           Principal              Fund
                                Position(s)      Length of         Occupation(s)           Complex
Name, Age and Address of         Held with         Time                During             Overseen         Other Directorships
  Independent Trustee            Registrant       Served*           Past 5 Years        by Trustee**         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Charles A. Fiumefreddo (69)    Chairman and    Trustee since   Chairman and Director or     129          None
c/o Morgan Stanley Trust       Director or     July 1991       Trustee of the Morgan
Harborside Financial Center,   Trustee                         Stanley Funds and the
Plaza Two,                                                     TCW/DW Term Trusts;
Jersey City, NJ                                                formerly Chairman, Chief
                                                               Executive Officer and
                                                               Director of the
                                                               Investment Manager, the
                                                               Distributor and Morgan
                                                               Stanley Services,
                                                               Executive Vice President
                                                               and Director of Morgan
                                                               Stanley DW, Chairman and
                                                               Director of the Transfer
                                                               Agent, and Director
                                                               and/or officer of various
                                                               Morgan Stanley
                                                               subsidiaries (until June
                                                               1998) and Chief Executive
                                                               Officer of the Morgan
                                                               Stanley Funds and the
                                                               TCW/DW Term Trusts (until
                                                               September 2002).

James F. Higgins (54)          Trustee         Trustee since   Senior Advisor of Morgan     129              None
c/o Morgan Stanley Trust                       June 2000       Stanley (since August
Harborside Financial Center,                                   2000); Director of the
Plaza Two,                                                     Distributor and Dean
Jersey City, NJ                                                Witter Realty Inc.;
                                                               Director or Trustee of
                                                               the Morgan Stanley Funds
                                                               and the TCW/DW Term
                                                               Trusts (since June 2000);
                                                               previously President and
                                                               Chief Operating Officer
                                                               of the Private Client
                                                               Group of Morgan Stanley
                                                               (May 1999-August 2000),
                                                               President and Chief
                                                               Operating Officer of
                                                               Individual Securities of
                                                               Morgan Stanley (February
                                                               1997-May 1999).

Philip J. Purcell (58)         Trustee         Trustee since   Director or Trustee of       129              Director of American
1585 Broadway                                  April 1994      the Morgan Stanley Funds                      Airlines, Inc. and its
New York, NY                                                   and the TCW/DW Term                           parent company, AMR
                                                               Trusts; Chairman of the                       Corporation.
                                                               Board of Directors and
                                                               Chief Executive Officer
                                                               of Morgan Stanley and
                                                               Morgan Stanley DW;
                                                               Director of the
                                                               Distributor; Chairman of
                                                               the Board of Directors
                                                               and Chief Executive
                                                               Officer of Novus Credit
                                                               Services Inc.; Director
                                                               and/or officer of various
                                                               Morgan Stanley
                                                               subsidiaries.

------------
 * Each Trustee serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

MORGAN STANLEY ALL STAR GROWTH FUND
TRUSTEE AND OFFICER INFORMATION CONTINUED

OFFICERS:

                                                       Term of
                                                      Office and
                                  Position(s)         Length of
   Name, Age and Address of        Held with             Time
      Executive Officer            Registrant          Served*            Principal Occupation(s) During Past 5 Years
----------------------------- ------------------- -----------------    ------------------------------------------------------------
Mitchell M. Merin (48)        President and       President since      President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas   Chief Executive     May 1999 and         Investment Management (since December 1998); President,
New York, NY                  Officer             Chief Executive      Director (since April 1997) and Chief Executive Officer
                                                  Officer since        (since June 1998) of the Investment Manager and Morgan
                                                  September            Stanley Services; Chairman, Chief Executive Officer and
                                                  2002                 Director of the Distributor (since June 1998); Chairman
                                                                       (since June 1998) and Director (since January 1998) of the
                                                                       Transfer Agent; Director of various Morgan Stanley
                                                                       subsidiaries; President (since May 1999) and Chief Executive
                                                                       Officer (since September 2002) of the Morgan Stanley Funds and TCW/DW Term Trusts; Trustee of various Van Kampen
                                                                       investment companies (since December 1999); previously Chief
                                                                       Strategic Officer of the Investment Manager and Morgan
                                                                       Stanley Services and Executive Vice President of the
                                                                       Distributor (April 1997-June 1998), Vice President of the
                                                                       Morgan Stanley Funds (May 1997-April 1999), and Executive
                                                                       Vice President of Morgan Stanley.

Barry Fink (47)               Vice President,     Vice President,      General Counsel (since May 2000) and Managing Director (since
1221 Avenue of the Americas   Secretary and       Secretary            December 2000) of Morgan Stanley Investment Management;
New York, NY                  General Counsel     and General          Managing Director (since December 2000), and Secretary and
                                                  Counsel since        General Counsel (since February 1997) and Director (since
                                                  February 1997        July 1998) of the Investment Manager and Morgan Stanley
                                                                       Services; Assistant Secretary of Morgan Stanley DW; Vice
                                                                       President, Secretary and General Counsel of the Morgan
                                                                       Stanley Funds and TCW/DW Term Trusts (since February 1997);
                                                                       Vice President and Secretary of the Distributor; previously,
                                                                       Senior Vice President, Assistant Secretary and Assistant
                                                                       General Counsel of the Investment Manager and Morgan Stanley
                                                                       Services.

Thomas F. Caloia (56)         Treasurer           Treasurer since      First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust                          April 1989           Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,                                           Services; Treasurer of the Morgan Stanley Funds.
Plaza Two
Jersey City, NJ

Ronald E. Robison (63)        Vice President      Since October        Managing Director, Chief Administrative Officer and Director
1221 Avenue of the Americas                       1998                 (since February 1999) of the Investment Manager and Morgan
New York, NY                                                           Stanley Services and Chief Executive Officer and Director of
                                                                       the Transfer Agent; previously Managing Director of the TCW
                                                                       Group Inc.

Joseph J. McAlinden (59)      Vice President      Since July 1995      Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                            Investment Manager, Morgan Stanley Investment Management Inc.
New York, NY                                                           and Morgan Stanley Investments LP; Director of the Transfer
                                                                       Agent; Chief Investment Officer of the Van Kampen Funds.

Francis Smith (37)            Vice President      Since                Vice President and Chief Financial Officer of the Morgan
c/o Morgan Stanley Trust      and Chief           September            Stanley Funds and the TCW/DW Term Trusts (since September
Harborside Financial Center   Financial Officer   2002                 2002); Executive Director of the Investment Manager and
Plaza Two,                                                             Morgan Stanley Services (since December 2001). Formerly, Vice
Jersey City, NJ                                                        President of the Investment Manager and Morgan Stanley
                                                                       Services (August 2000-November 2001), Senior Manager at
                                                                       PricewaterhouseCoopers LLP (January 1998-August 2000) and
                                                                       Associate-Fund Administration at BlackRock Financial
                                                                       Management (July 1996-December 1997).



------------
 * Each Officer serves an indefinite term, until his or her successor is elected.

                 (This page has been left blank intentionally.)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
James F. Higgins
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAliden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

[MORGAN STANLEY LOGO]


[MORGAN STANLEY LOGO]

[GRAPHIC OMITTED]


MORGAN STANLEY
ALL STAR GROWTH FUND


ANNUAL REPORT
JULY 31, 2002

                   MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information relates to the shares of Morgan Stanley American Opportunities Fund ("American Opportunities") to be issued pursuant to an Agreement and Plan of Reorganization, dated April 24, 2003, between American Opportunities and Morgan Stanley All Star Growth Fund ("All Star Growth") in connection with the acquisition by American Opportunities of substantially all of the assets, subject to stated liabilities, of All Star Growth. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated June , 2003. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to American Opportunities, 1221 Avenue of the Americas, New York, New York 10020 or by calling (800) 869-NEWS (TOLL FREE). Please retain this document for future reference.


     The date of this Statement of Additional Information is June    , 2003.

                               TABLE OF CONTENTS


                                                                  PAGE
                                                                  ----

INTRODUCTION .................................................     B-3

ADDITIONAL INFORMATION ABOUT AMERICAN OPPORTUNITIES ..........     B-3

ADDITIONAL INFORMATION ABOUT ALL STAR GROWTH .................     B-4

FINANCIAL STATEMENTS .........................................     B-5

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated June , 2003 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to All Star Growth shareholders in connection with the solicitation of proxies by the Board of Trustees of All Star Growth to be voted at the Special Meeting of shareholders of All Star Growth to be held on September 17, 2003. This Statement of Additional Information incorporates by reference the Statement of Additional Information of American Opportunities dated February 28, 2003 and the Statement of Additional Information of All Star Growth dated September 30, 2002.

              ADDITIONAL INFORMATION ABOUT AMERICAN OPPORTUNITIES

FUND HISTORY

     For additional information about American Opportunities' history, see "Fund History" in American Opportunities' Statement of Additional Information.

INVESTMENT OBJECTIVES AND POLICIES

     For additional information about American Opportunities' investment objectives and policies, see "Description of the Fund and Its Investments and Risks" in American Opportunities' Statement of Additional Information.

MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of American Opportunities, see "Management of the Fund" and "Investment Management and Other Services" in American Opportunities' Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about American Opportunities' investment manager, see "Investment Management and Other Services" in American Opportunities' Statement of Additional Information. For additional information about American Opportunities' independent auditors, see "Investment Management and Other Services" in American Opportunities' Statement of Additional Information. For additional information about other services provided to American Opportunities, see "Investment Management and Other Services" in American Opportunities' Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in American Opportunities' Statement of Additional Information.

DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of American Opportunities, see "Capital Stock and Other Securities" in American Opportunities' Statement of Additional Information.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of American Opportunities' shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in American Opportunities' Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about American Opportunities' policies regarding dividends and distributions and tax matters affecting American Opportunities and its shareholders, see "Taxation of the Fund and Shareholders" in American Opportunities' Statement of Additional Information.

DISTRIBUTION OF SHARES

     For additional information about American Opportunities' distributor and the distribution agreement between American Opportunities and its distributor, see "Investment Management and Other Services" and "Underwriters" in American Opportunities' Statement of Additional Information.

PERFORMANCE DATA

     For additional information about American Opportunities' performance, see "Calculation of Performance Data" in American Opportunities' Statement of Additional Information.

                 ADDITIONAL INFORMATION ABOUT ALL STAR GROWTH

FUND HISTORY

     For additional information about All Star Growth's history, see "Fund History" in All Star Growth's Statement of Additional Information.

INVESTMENT OBJECTIVES AND POLICIES

     For additional information about All Star Growth's investment objectives and policies, see "Description of the Fund and Its Investments and Risks" in All Star Growth's Statement of Additional Information.

MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of All Star Growth, see "Management of the Fund" and "Investment Management and Other Services" in All Star Growth's Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about All Star Growth's investment manager, see "Investment Management and Other Services" in All Star Growth's Statement of Additional Information. For additional information about All Star Growth's independent auditors, see "Investment Management and Other Services" in All Star Growth's Statement of Additional Information. For additional information about other services provided to All Star Growth, see "Investment Management and Other Services" in All Star Growth's Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in All Star Growth's Statement of Additional Information.

DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of All Star Growth, see "Capital Stock and Other Securities" in All Star Growth's Statement of Additional Information.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of All Star Growth's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in All Star Growth's Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about All Star Growth's policies regarding dividends and distributions and tax matters affecting All Star Growth and its shareholders, see "Taxation of the Fund and Shareholders" in All Star Growth's Statement of Additional Information.

DISTRIBUTION OF SHARES

     For additional information about All Star Growth's distributor and the distribution agreement between All Star Growth and its distributor, see "Investment Management and Other Services" and "Underwriters" in All Star Growth's Statement of Additional Information.

PERFORMANCE DATA

     For additional information about All Star Growth's performance, see "Calculation of Performance Data" in All Star Growth's Statement of Additional Information.

                             FINANCIAL STATEMENTS

     American Opportunities' most recent audited financial statements are set forth in American Opportunities' Annual Report for the fiscal year ended December 31, 2002. A copy of the Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus. All Star Growth's most recent audited financial statements are set forth in All Star Growth's Annual Report for the fiscal year ended July 31, 2002 and succeeding Semi-Annual Report for the six months ended January 31, 2003, which is incorporated by reference in the Proxy Statement and Prospectus.


     Pro forma financial statements are not required to be included herewith since All Star Growth's assets are substantially smaller than those of American Opportunities.

STATEMENT OF ADDITIONAL INFORMATION

                                             MORGAN STANLEY
                                             AMERICAN OPPORTUNITIES
FEBRUARY 28, 2003                            FUND



--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The Prospectus (dated February 28, 2003) for the Morgan Stanley American Opportunities Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.




Morgan Stanley American Opportunities Fund
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.    Fund History ...................................................  4

II.   Description of the Fund and Its Investments and Risks ..........  4

        A. Classification ............................................  4

        B. Investment Strategies and Risks ...........................  4

        C. Fund Policies/Investment Restrictions ..................... 14

III.  Management of the Fund ......................................... 15

        A. Board of Trustees ......................................... 15

        B. Management Information .................................... 16

        C. Compensation .............................................. 20

IV.   Control Persons and Principal Holders of Securities ...........  22

V.    Investment Management and Other Services ....................... 22

        A. Investment Manager ........................................ 22

        B. Principal Underwriter ..................................... 23

        C. Services Provided by the Investment Manager ............... 24

        D. Dealer Reallowances ....................................... 25

        E. Rule 12b-1 Plan ........................................... 25

        F. Other Service Providers ................................... 29

        G. Codes of Ethics ........................................... 29

VI.   Brokerage Allocation and Other Practices ....................... 29

        A. Brokerage Transactions .................................... 29

        B. Commissions ............................................... 30

        C. Brokerage Selection ....................................... 30

        D. Directed Brokerage ........................................ 31

        E. Regular Broker-Dealers .................................... 31

VII.  Capital Stock and Other Securities ............................. 31

VIII. Purchase, Redemption and Pricing of Shares ..................... 32

        A. Purchase/Redemption of Shares ............................. 32

        B. Offering Price ............................................ 33

IX.   Taxation of the Fund and Shareholders .......................... 34

X.    Underwriters ................................................... 36

XI.   Calculation of Performance Data ................................ 36

XII.  Financial Statements ........................................... 38

                      GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" - The Bank of New York.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley American Opportunities Fund, a registered open-end investment company.

     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.


     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.


     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was incorporated in the State of Maryland on December 13, 1979 under the name InterCapital Industry-Valued Securities Inc. Effective March 21, 1983, the Fund's name was changed to Dean Witter Industry-Valued Securities Inc. On April 6, 1987, the Fund was reorganized as a Massachusetts business trust, under a Declaration of Trust, with the name Dean Witter American Value Fund. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter American Value Fund. Effective April 26, 1999, the Fund's name was changed to Morgan Stanley Dean Witter American Opportunities Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley American Opportunities Fund.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is long-term capital growth consistent with an effort to reduce volatility.


B. INVESTMENT STRATEGIES AND RISKS


     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.


     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Investment Manager also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     OPTION AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit.

     The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

     Options written by the Fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.


     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

     Risks of Options Transactions. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.


     Stock Index Options. The Fund may invest in options on broadly based indexes. Options on stock indexes are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.


     Risks of Options on Indexes. Because exercises of stock index options are settled in cash, the Fund could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

     When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

     A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

     Futures Contracts. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.


     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:


     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be "zero coupon" securities. These are debt securities which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

     The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.


     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.


     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's total assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.


     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.


C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

     1. Seek long-term capital growth consistent with an effort to reduce volatility.

     The Fund may not:

    1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

    2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

    3. Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to cash equivalents.

    4. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

    5. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

    6. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

    7. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

    8. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

    9. Purchase or sell commodities, except that the Fund may purchase or sell (write) futures contracts and related options thereon.

   10. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes, in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

   11. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

   12. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities.

   13. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or
       (c) by lending its portfolio securities.

   14. Make short sales of securities.

   15. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

   16. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     17. Invest for the purpose of exercising control or management of any other issuer.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.


B. MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of eight Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Five Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent Trustees." The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2002), and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).



                              POSITION(S)    LENGTH OF
  NAME, AGE AND ADDRESS OF     HELD WITH       TIME
     INDEPENDENT TRUSTEE       REGISTRANT     SERVED*
---------------------------- ------------- ------------
Michael Bozic (62)           Trustee       Since
c/o Mayer, Brown, Rowe &                   April 1994
Maw
Counsel to the Independent
Trustees
1675 Broadway
New York, NY

Edwin J. Garn (70)           Trustee       Since
c/o Summit Ventures LLC                    January
1 Utah Center                              1993
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (69)         Trustee       Since
c/o Mayer, Brown, Rowe &                   September
Maw                                        1997
Counsel to the Independent
Trustees
1675 Broadway
New York, NY


                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                            FUND
                                                                           COMPLEX
  NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN       OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE                    PAST 5 YEARS                 BY TRUSTEE             BY TRUSTEE
---------------------------- ----------------------------------------- -------------- -----------------------------
Michael Bozic (62)           Retired; Director or Trustee of the       123            Director of Weirton Steel
c/o Mayer, Brown, Rowe &     Morgan Stanley Funds and TCW/DW                          Corporation.
Maw                          Term Trust 2003; formerly Vice
Counsel to the Independent   Chairman of Kmart Corporation
Trustees                     (December 1998-October 2000),
1675 Broadway                Chairman and Chief Executive Officer
New York, NY                 of Levitz Furniture Corporation
                             (November 1995-November 1998)
                             and President and Chief Executive
                             Officer of Hills Department Stores
                             (May 1991-July 1995); formerly
                             variously Chairman, Chief Executive
                             Officer, President and Chief Operating
                             Officer (1987-1991) of the Sears
                             Merchandise Group of Sears,
                             Roebuck & Co.

Edwin J. Garn (70)           Director or Trustee of the Morgan         123            Director of Franklin Covey
c/o Summit Ventures LLC      Stanley Funds and TCW/DW Term                            (time management
1 Utah Center                Trust 2003; formerly United States                       systems), BMW Bank of
201 S. Main Street           Senator (R-Utah)(1974-1992) and                          North America, Inc.
Salt Lake City, UT           Chairman, Senate Banking                                 (industrial loan
                             Committee (1980-1986); formerly                          corporation), United Space
                             Mayor of Salt Lake City, Utah                            Alliance (joint venture
                             (1971-1974); formerly Astronaut,                         between Lockheed Martin
                             Space Shuttle Discovery (April 12-19,                    and the Boeing Company)
                             1985); Vice Chairman, Huntsman                           and Nuskin Asia Pacific
                             Corporation (chemical company);                          (multilevel marketing);
                             member of the Utah Regional                              member of the board of
                             Advisory Board of Pacific Corp.                          various civic and
                                                                                      charitable organizations.

Wayne E. Hedien (69)         Retired; Director or Trustee of the       123            Director of The PMI Group
c/o Mayer, Brown, Rowe &     Morgan Stanley Funds and TCW/DW                          Inc. (private mortgage
Maw                          Term Trust 2003; formerly associated                     insurance); Trustee and
Counsel to the Independent   with the Allstate Companies                              Vice Chairman of The
Trustees                     (1966-1994), most recently as                            Field Museum of Natural
1675 Broadway                Chairman of The Allstate Corporation                     History; director of various
New York, NY                 (March 1993-December 1994) and                           other business and
                             Chairman and Chief Executive Officer                     charitable organizations.
                             of its wholly-owned subsidiary, Allstate
                             Insurance Company (July
                             1989-December 1994).



----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                              POSITION(S)   LENGTH OF
  NAME, AGE AND ADDRESS OF     HELD WITH       TIME
     INDEPENDENT TRUSTEE       REGISTRANT    SERVED*
---------------------------- ------------- -----------
Dr. Manuel H. Johnson (54)   Trustee       Since
c/o Johnson Smick                          July 1991
International, Inc.
1133 Connecticut Avenue,
N.W.
Washington, D.C.

Michael E. Nugent (66)       Trustee       Since
c/o Triumph Capital, L.P.                  July 1991
237 Park Avenue
New York, NY


                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                            FUND
                                                                           COMPLEX
  NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN     OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE                    PAST 5 YEARS                 BY TRUSTEE           BY TRUSTEE
---------------------------- ----------------------------------------- -------------- -------------------------
Dr. Manuel H. Johnson (54)   Chairman of the Audit Committee and       123            Director of NVR, Inc.
c/o Johnson Smick            Director or Trustee of the Morgan                        (home construction);
International, Inc.          Stanley Funds and TCW/DW Term                            Chairman and Trustee of
1133 Connecticut Avenue,     Trust 2003; Senior Partner, Johnson                      the Financial Accounting
N.W.                         Smick International, Inc., a consulting                  Foundation (oversight
Washington, D.C.             firm; Co-Chairman and a founder of                       organization of the
                             the Group of Seven Council (G7C),                        Financial Accounting
                             an international economic                                Standards Board).
                             commission; formerly Vice Chairman
                             of the Board of Governors of the
                             Federal Reserve System and
                             Assistant Secretary of the U.S.
                             Treasury.

Michael E. Nugent (66)       Chairman of the Insurance Committee       200            Director of various
c/o Triumph Capital, L.P.    and Director or Trustee of the Morgan                    business organizations.
237 Park Avenue              Stanley Funds and TCW/DW Term
New York, NY                 Trust 2003; director/trustee of various
                             investment companies managed by
                             Morgan Stanley Investment
                             Management Inc. and Morgan
                             Stanley Investments LP (since July
                             2001); General Partner, Triumph
                             Capital, L.P., a private investment
                             partnership; formerly Vice President,
                             Bankers Trust Company and BT
                             Capital Corporation (1984-1988).



     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee and the other directorships, if any, held by the Trustee, are shown below.




                                POSITION(S)    LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME
      MANAGEMENT TRUSTEE         REGISTRANT     SERVED*
------------------------------ ------------- ------------
Charles A. Fiumefreddo (69)    Chairman      Since July
c/o Morgan Stanley Trust       and           1991
Harborside Financial Center,   Director or
Plaza Two,                     Trustee
Jersey City, NJ

James F. Higgins (55)          Trustee       Since June
c/o Morgan Stanley Trust                     2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ


                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                             FUND
                                                                            COMPLEX
   NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN     OTHER DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE                     PAST 5 YEARS                 BY TRUSTEE           BY TRUSTEE
------------------------------ ---------------------------------------- -------------- -------------------------
Charles A. Fiumefreddo (69)    Chairman and Director or Trustee of      123            None
c/o Morgan Stanley Trust       the Morgan Stanley Funds and
Harborside Financial Center,   TCW/DW Term Trust 2003; formerly
Plaza Two,                     Chairman, Chief Executive Officer
Jersey City, NJ                and Director of the Investment
                               Manager, the Distributor and Morgan
                               Stanley Services, Executive Vice
                               President and Director of Morgan
                               Stanley DW, Chairman and Director
                               of the Transfer Agent and Director
                               and/or officer of various Morgan
                               Stanley subsidiaries (until June 1998)
                               and Chief Executive Officer of the
                               Morgan Stanley Funds and the
                               TCW/DW Term Trusts.

James F. Higgins (55)          Director or Trustee of the Morgan        123            None
c/o Morgan Stanley Trust       Stanley Funds and TCW/DW Term
Harborside Financial Center,   Trust 2003 (since June 2000); Senior
Plaza Two,                     Advisor of Morgan Stanley (since
Jersey City, NJ                August 2000); Director of the
                               Distributor and Dean Witter Realty
                               Inc.; Director of AXA Financial, Inc.
                               and The Equitable Life Assurance
                               Society of the United States (financial
                               services); previously President and
                               Chief Operating Officer of the Private
                               Client Group of Morgan Stanley (May
                               1999-August 2000), President and
                               Chief Operating Officer of Individual
                               Securities of Morgan Stanley
                               (February 1997-May 1999).



----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                            POSITION(S)    LENGTH OF
 NAME, AGE AND ADDRESS OF    HELD WITH        TIME
    MANAGEMENT TRUSTEE       REGISTRANT     SERVED*
-------------------------- ------------- -------------
Philip J. Purcell (59)     Trustee       Since April
1585 Broadway                            1994
New York, NY



                                                                      NUMBER OF
                                                                    PORTFOLIOS IN
                                                                        FUND
                                                                       COMPLEX
 NAME, AGE AND ADDRESS OF       PRINCIPAL OCCUPATION(S) DURING        OVERSEEN       OTHER DIRECTORSHIPS HELD
    MANAGEMENT TRUSTEE                   PAST 5 YEARS                BY TRUSTEE             BY TRUSTEE
-------------------------- --------------------------------------- -------------- ------------------------------
Philip J. Purcell (59)     Director or Trustee of the Morgan       123            Director of American
1585 Broadway              Stanley Funds and TCW/DW Term                          Airlines, Inc. and its parent
New York, NY               Trust 2003; Chairman of the Board of                   company, AMR
                           Directors and Chief Executive Officer                  Corporation.
                           of Morgan Stanley and Morgan
                           Stanley DW; Director of the
                           Distributor; Chairman of the Board of
                           Directors and Chief Executive Officer
                           of Novus Credit Services Inc.;
                           Director and/or officer of various
                           Morgan Stanley subsidiaries.



----------
* This is the date the Trustee began serving the Morgan Stanley Funds.




                                   POSITION(S)
   NAME, AGE AND ADDRESS OF         HELD WITH              LENGTH OF
       EXECUTIVE OFFICER            REGISTRANT            TIME SERVED
------------------------------ ------------------- -------------------------
Mitchell M. Merin (49)         President and       President since May
1221 Avenue of the Americas    Chief Executive     1999 and Chief
New York, NY                   Officer             Executive Officer since
                                                   September 2002

Barry Fink (48)                Vice President,     Since February 1997
c/o Morgan Stanley Trust       Secretary and
Harborside Financial Center,   General Counsel
Plaza Two,
Jersey City, NJ

Thomas F. Caloia (56)          Treasurer           Since April 1989
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Ronald E. Robison (64)         Vice                Since October 1998
1221 Avenue of the Americas    President
New York, NY

Joseph J. McAlinden (60)       Vice                Since July 1995
1221 Avenue of the Americas    President
New York, NY

Francis Smith (37)             Vice President      Since September 2002
c/o Morgan Stanley Trust       and Chief
Harborside Financial Center,   Financial Officer
Plaza Two,
Jersey City, NJ


   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ---------------------------------------------------------------
Mitchell M. Merin (49)         President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas    Investment Management (since December 1998); President,
New York, NY                   Director (since April 1997) and Chief Executive Officer (since
                               June 1998) of the Investment Manager and Morgan Stanley
                               Services; Chairman, Chief Executive Officer and Director of
                               the Distributor (since June 1998); Chairman (since June
                               1998) and Director (since January 1998) of the Transfer
                               Agent; Director of various Morgan Stanley subsidiaries;
                               President (since May 1999) and Chief Executive Officer
                               (since September 2002) of the Morgan Stanley Funds and
                               TCW/DW Term Trust 2003; Trustee (since December 1999)
                               and President and Chief Executive Officer (since October
                               2002) of the Van Kampen Open-End Funds and President
                               and Chief Executive Officer of the Van-Kampen Closed-End
                               Funds (since December 2002); previously Chief Strategic
                               Officer of the Investment Manager and Morgan Stanley
                               Services and Executive Vice President of the Distributor
                               (April 1997-June 1998), Vice President of the Morgan
                               Stanley Funds (May 1997-April 1999), and Executive Vice
                               President of Morgan Stanley.

Barry Fink (48)                General Counsel (since May 2000) and Managing Director
c/o Morgan Stanley Trust       (since December 2000) of Morgan Stanley Investment
Harborside Financial Center,   Management; Managing Director (since December 2000),
Plaza Two,                     and Director (since July 1998) of the Investment Manager
Jersey City, NJ                and Morgan Stanley Services; Assistant Secretary of Morgan
                               Stanley DW; Vice President, Secretary and General Counsel
                               of the Morgan Stanley Funds and TCW/DW Term Trust
                               2003; Vice President and Secretary of the Distributor;
                               previously, Secretary and General Counsel of the Investment
                               Manager and Morgan Stanley Services (February
                               1997-December 2001).

Thomas F. Caloia (56)          Executive Director and Assistant Treasurer of the Investment
c/o Morgan Stanley Trust       Manager, the Distributor and Morgan Stanley Services;
Harborside Financial Center,   Formerly First Vice President of the Investment Manager, the
Plaza Two,                     Distributor and Morgan Stanley Services. Treasurer of the
Jersey City, NJ                Morgan Stanley Funds.

Ronald E. Robison (64)         Managing Director, Chief Administrative Officer and Director
1221 Avenue of the Americas    (since February 1999) of the Investment Manager and
New York, NY                   Morgan Stanley Services and Chief Executive Officer and
                               Director of the Transfer Agent; previously Managing Director of the TCW Group Inc.

Joseph J. McAlinden (60)       Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas    Investment Manager, Morgan Stanley Investment
New York, NY                   Management Inc. and Morgan Stanley Investments LP;
                               Director of the Transfer Agent. Chief Investment Officer of
                               the Van Kampen Funds.

Francis Smith (37)             Vice President and Chief Financial Officer of the Morgan
c/o Morgan Stanley Trust       Stanley Funds and TCW/DW Term Trust 2003 (since
Harborside Financial Center,   September 2002); Executive Director of the Investment
Plaza Two,                     Manager and Morgan Stanley Services (since December
Jersey City, NJ                2001); previously Vice President of the Investment Manager and Morgan Stanley Services (August 2000-November
                               2001), Senior Manager at PricewaterhouseCoopers LLP
                               (January 1998-August 2000) and Associate-Fund
                               Administration at BlackRock Financial Management (July
                               1996-December 1997).



     In addition, A. Thomas Smith III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and

Sara Badler, Stefanie Chang-Yu, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, Marilyn K. Cranney, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, Joanne Doldo, Natasha Kassian, and Sheldon Winicour, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services and Bennett MacDougall, a Senior Staff Attorney of the Fund, are Assistant Secretaries of the Fund.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.




                                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                (AS OF DECEMBER 31, 2002)                       (AS OF DECEMBER 31, 2002)
------------------------ ----------------------------------------------- -----------------------------------------------
INDEPENDENT:
Michael Bozic                                 none                                        over $100,000
Edwin J. Garn                          $50,001 - $100,000                                 over $100,000
Wayne E. Hedien                               none                                        over $100,000
Dr. Manuel H. Johnson                         none                                        over $100,000
Michael E. Nugent                         $1 - $10,000                                    over $100,000
INTERESTED:
Charles A. Fiumefreddo                   over $100,000                                    over $100,000
James F. Higgins                              none                                        over $100,000
Philip J. Purcell                             none                                        over $100,000



     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Directors/Trustees. The Morgan Stanley Funds seek as Independent Directors/Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the Independent Directors/Trustees serve as members of the Audit Committee. In addition, six of the Directors/Trustees, including all of the Independent Director/Trustees, serve as members of the Derivatives Committee and three Directors/Trustees including two Independent Trustees, serve as members of the Insurance Committee.

     The Independent Directors/Trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any Independent Director/Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn and Nugent. During the Fund's fiscal year ended December 31, 2002, the Audit Committee held nine meetings.

     The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. The Derivatives Committee currently consists of Mr. Fiumefreddo and all of the Independent Trustees of the Fund. During the Fund's fiscal year ended December 31, 2002, the Derivatives Committee held six meetings.

     Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the fiscal year ended December 31, 2002, the Insurance Committee held two meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The Independent Directors/Trustees and the Funds' management believe that having the same Independent Directors/Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors/ Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors/Trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors/Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors/Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors/Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Directors/Trustees of the Morgan Stanley Funds.


     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.


C. COMPENSATION


     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.

     The following table illustrates the compensation that the Fund paid to its Trustees for the fiscal year ended December 31, 2002.



                               FUND COMPENSATION


                                                                     AGGREGATE
                                                                   COMPENSATION
NAME OF TRUSTEE                                                    FROM THE FUND
---------------                                                    -------------
Michael Bozic ..................................................      $ 1,700
Edwin J. Garn ..................................................        1,700
Wayne E. Hedien ................................................        1,700
Dr. Manuel H. Johnson ..........................................        2,400
Michael E. Nugent ..............................................        2,200
Charles A. Fiumefreddo .........................................       23,123



     The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2002 for services to the 94 registered Morgan Stanley Funds (consisting of 123 portfolios) that were in operation at December 31, 2002. None of the Fund's Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 15 other registered funds (consisting of 77 portfolios) in the Fund Complex.

                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS

                                                                  TOTAL CASH
                                                                 COMPENSATION
                                                                 FOR SERVICES
                                                                    TO 94
                                                                MORGAN STANLEY
                                                                  FUNDS AND
                                                                 OTHER FUNDS
                                                                    IN THE
NAME OF TRUSTEE                                                  FUND COMPLEX
---------------                                                 --------------
Michael Bozic ................................................       $159,650
Edwin J. Garn ................................................        159,650
Wayne E. Hedien ..............................................        158,950
Dr. Manuel H. Johnson ........................................        226,063
Michael E. Nugent ............................................        293,475
Charles A. Fiumefreddo .......................................        360,000



     As of the date of this Statement of Additional Information, 49 of the Morgan Stanley Funds, including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director/Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board(1). "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 2002 and by the 49 Morgan Stanley Funds (including the Fund) for the year ended December 31, 2002, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 2002 and from the 49 Morgan Stanley Funds as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.



        RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY FUNDS


                               FOR ALL ADOPTING FUNDS
                           ------------------------------
                                                                                ESTIMATED ANNUAL
                                                          RETIREMENT BENEFITS       BENEFITS
                               ESTIMATED                  ACCRUED AS EXPENSES  UPON RETIREMENT(2)
                            CREDITED YEARS    ESTIMATED   ------------------- --------------------
                             OF SERVICE AT    PERCENTAGE             BY ALL               FROM ALL
NAME OF                       RETIREMENT     OF ELIGIBLE   BY THE   ADOPTING   FROM THE   ADOPTING
INDEPENDENT TRUSTEE          (MAXIMUM 10)    COMPENSATION   FUND      FUNDS      FUND      FUNDS
-------------------------- ---------------- ------------- -------- ---------- ---------- ---------
Michael Bozic ............        10             60.44%     $385    $18,457     $  967    $47,838
Edwin J. Garn ............        10             60.44       641     23,881        985     47,878
Wayne E. Hedien ..........         9             51.37       726     34,473        837     40,842
Dr. Manuel H. Johnson.....        10             60.44       417     19,803      1,420     70,050
Michael E. Nugent ........        10             60.44       746     32,362      1,269     62,646



----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Eligible Trustee's elections described in Footnote (1) above.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------
     The following owned 5% or more of the outstanding shares of Class A of the Fund as of February 6, 2003: State Street Bank and Trust Co., FBO ADP/Morgan Stanley Alliance, 105 Rosemont Ave., Westwood, MA 02090-2318 - 60.09%. The following owned 5% or more of the outstanding shares of Class D of the Fund as of February 6, 2003: MAC & Co., Mutual Fund Operations, Morgan Stanley DPSP/START Plan, P.O. Box 3198, Pittsburgh, PA 15230-3198 - 18.20%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million; 0.50% to the portion of daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.475% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.45% to the portion of daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.425% to the portion of daily net assets exceeding $4.5 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended December 31, 2000, 2001 and 2002, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $54,429,087, $39,011,595 and $27,848,219, respectively.


     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

     In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.


E. RULE 12B-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the plan of distribution adopted by the Fund (the "Prior Plan") on April 30, 1984 (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Prior Plan's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares attributable to shares issued, net of shares redeemed, since the inception of the Prior Plan.


     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended December 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).




                           2002                     2001                    2000
Class A .......... FSCs:(1)     $  361,640   FSCs:(1)    $   516,982  FSCs:(1)     $ 1,370,430
                   CDSCs:       $      721   CDSCs:      $     2,790  CDSCs:       $    41,773
Class B .......... CDSCs:       $8,574,348   CDSCs:      $11,139,696  CDSCs:       $10,848,622
Class C .......... CDSCs:       $   40,584   CDSCs:      $    94,736  CDSCs:       $   172,570


----------
(1)   FSCs apply to Class A only.


     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended December 31, 2002, of $49,885,499. This amount is equal to 1.00% of the average daily net sales and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal year ended December 31, 2002, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $600,784 and $1,745,754, respectively, which amounts are equal to 0.22% and 0.92% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.


     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).


     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended December 31, 2002 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $544,746,390 on behalf of Class B since the inception of the Prior Plan. It is estimated that this amount was spent in approximately the following ways: (i) 4.57% ($24,881,343)-advertising and promotional expenses; (ii) 0.22% ($1,214,588)-printing of prospectuses for distribution to other than current shareholders; and (iii) 95.21% ($518,650,459)-other expenses, including the gross sales credit and the carrying charge, of which 6.51% ($33,782,994) represents carrying charges, 37.04% ($192,133,638) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 52.44% ($271,957,275) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended December 31, 2002 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $85,152,980 as of December 31, 2002 (the end of the Fund's fiscal year), which was equal to 2.19% of the net assets of Class B on such date and 4.01% ($20,776,552) represents excess distribution expenses of Morgan Stanley Dean Witter Capital Appreciation Fund, the net assets of which were combined with those of the Fund on March 15, 1999 pursuant to an Agreement and Plan of Reorganization. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representations at the time of sale totaled $14,481 in the case of Class C at December 31, 2002 (the end of the calendar year), which amount was equal to 0.0094% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.



     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


F. OTHER SERVICE PROVIDERS

  (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.


  (2) CUSTODIAN AND INDEPENDENT AUDITORS


     The Bank of New York, 100 Church Street, New York, NY 10007, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


  (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


G. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     For the fiscal years ended December 31, 2000, 2001 and 2002, the Fund paid a total of $52,946,709, $43,699,018 and $41,174,486, respectively, in brokerage commissions.



B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended December 31, 2000, 2001 and 2002, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended December 31, 2000, 2001 and 2002, the Fund paid a total of $1,051,523, $504,788 and $32,054, respectively, in brokerage commissions to Morgan Stanley DW. During the fiscal year ended December 31, 2002, the brokerage commissions paid to Morgan Stanley DW represented approximately 0.08% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 0.18% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

     During the fiscal years ended December 31, 2000, 2001 and 2002, the Fund paid a total of $4,622,010, $5,481,300 and $4,472,134, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended December 31, 2002, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 10.86% of the total brokerage commissions paid by the Fund for the year and were paid on account of transactions having an aggregate dollar value equal to approximately 12.18% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.



C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.


     The Investment Manager and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.



D. DIRECTED BROKERAGE


     During the fiscal year ended December 31, 2002, the Fund paid $32,522,172 in brokerage commissions in connection with transactions in the aggregate amount of $23,563,537,183 to brokers because of research services provided.



E. REGULAR BROKER-DEALERS


     During the fiscal year ended December 31, 2002, the Fund purchased securities issued by Bank of America Corp., Citigroup, Inc., Lehman Brothers Holdings Inc. and Goldman Sachs Group Inc., which issuers were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. At December 31, 2002, the Fund held securities issued by Bank of America Corp., Citigroup, Inc., Lehman Brothers Holdings Inc. and Goldman Sachs Group Inc., with market values of $94,246,479, $78,174,585, $48,078,238 and $13,810,680, respectively.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class
B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.


     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.


     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.


B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services-E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000 and held for more than five years.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders made an election to treat the Fund shares as being sold and reacquired on January 1, 2001. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.


X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."



XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns are as follows:




            AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                           PERIOD ENDING DECEMBER 31, 2002

                     INCEPTION
CLASS                  DATE         1 YEAR        5 YEARS      10 YEARS     LIFE OF FUND
-----------------   ----------   ------------   -----------   ----------   -------------
Class A .........   07/28/97         -26.56%        -1.17%           -          0.29%
Class B .........   03/27/80         -26.94%        -0.98%        8.24%            -
Class C .........   07/28/97         -23.85%        -0.86%           -          0.52%
Class D .........   07/28/97         -22.32%         0.13%           -          1.52%



     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns are as follows:




              AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                           PERIOD ENDING DECEMBER 31, 2002

                     INCEPTION
CLASS                  DATE         1 YEAR        5 YEARS      10 YEARS     LIFE OF FUND
-----------------   ----------   ------------   -----------   ----------   -------------
Class A .........   07/28/97         -22.50%        -0.10%           -          1.29%
Class B .........   03/27/80         -23.09%        -0.72%        8.24%            -
Class C .........   07/28/97         -23.08%        -0.86%           -          0.52%
Class D .........   07/28/97         -22.32%         0.13%           -          1.52%



     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the aggregate total returns are as follows:




                AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                             PERIOD ENDING DECEMBER 31, 2002

                     INCEPTION
CLASS                  DATE         1 YEAR        5 YEARS       10 YEARS      LIFE OF FUND
-----------------   ----------   ------------   -----------   ------------   -------------
Class A .........   07/28/97         -22.50%        -0.48%             -          7.19%
Class B .........   03/27/80         -23.09%        -3.55%        120.73%            -
Class C .........   07/28/97         -23.08%        -4.23%             -          2.85%
Class D .........   07/28/97         -22.32%         0.66%             -          8.54%



     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at December 31, 2002:



                                      INVESTMENT AT INCEPTION OF:
                     INCEPTION   --------------------------------------
CLASS                  DATE        $10,000      $50,000      $100,000
-----------------   ----------   ----------   ----------   ------------
Class A .........   07/28/97     $10,156      $51,451      $ 103,974
Class B .........   03/27/80     120,100      600,500      1,201,000
Class C .........   07/28/97      10,285       51,425        102,850
Class D .........   07/28/97      10,854       54,270        108,540



     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns after taxes on distributions and after taxes on distributions and redemptions for Class B are as follows:

 AVERAGE ANNUAL AFTER-TAX RETURNS (ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE)
                                    CLASS B
                        PERIOD ENDING DECEMBER 31, 2002



                                                          INCEPTION
CALCULATION METHODOLOGY                                     DATE         1 YEAR        5 YEARS      10 YEARS
------------------------------------------------------   ----------   ------------   -----------   ---------
After taxes on distributions .........................   03/27/80         -26.94%        -3.67%       4.95%
After taxes on distributions and redemptions .........   03/27/80         -16.54%        -1.09%       5.76%



     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.



XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 2002 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.



                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002




     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      COMMON STOCKS (84.4%)
                      Advertising/Marketing Services (0.2%)
  143,900             Omnicom Group, Inc. .................   $    9,295,940
                                                              --------------
                      Aerospace & Defense (1.8%)
  810,100             Lockheed Martin Corp. ...............       46,783,275
  370,200             Northrop Grumman Corp. ..............       35,909,400
                                                              --------------
                                                                  82,692,675
                                                              --------------
                      Air Freight/Couriers (1.3%)
  412,300             Expeditors International of
                        Washington, Inc. ..................       13,461,595
  456,400             FedEx Corp. .........................       24,746,008
  368,800             United Parcel Service, Inc.
                        (Class B) .........................       23,263,904
                                                              --------------
                                                                  61,471,507
                                                              --------------
                      Apparel/Footwear (0.5%)
  721,500             Coach, Inc. * .......................       23,751,780
                                                              --------------
                      Apparel/Footwear Retail (1.1%)
1,296,900             Gap, Inc. (The) .....................       20,127,888
  266,400             Ross Stores, Inc. ...................       11,292,696
1,141,800             TJX Companies, Inc. (The) ...........       22,287,936
                                                              --------------
                                                                  53,708,520
                                                              --------------
                      Auto Parts: O.E.M. (0.2%)
  121,700             Eaton Corp. .........................        9,505,987
                                                              --------------
                      Beverages: Alcoholic (0.9%)
  861,265             Anheuser-Busch Companies,
                        Inc. ..............................       41,685,226
                                                              --------------
                      Beverages: Non-Alcoholic (0.8%)
  510,900             Coca-Cola Co. (The) .................       22,387,638
  743,600             Coca-Cola Enterprises Inc. ..........       16,150,992
                                                              --------------
                                                                  38,538,630
                                                              --------------
                      Biotechnology (2.3%)
1,368,800             Amgen Inc.* .........................       66,167,792
  210,200             Biogen, Inc.* .......................        8,420,612
  270,100             Gilead Sciences, Inc.* ..............        9,183,400
  530,600             MedImmune, Inc.* ....................       14,416,402
  260,500             Neurocrine Biosciences, Inc.*               11,894,430
                                                              --------------
                                                                 110,082,636
                                                              --------------


     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      Broadcasting (0.4%)
  395,200             USA Interactive* ....................   $    9,034,272
  250,600             Westwood One, Inc.* .................        9,362,416
                                                              --------------
                                                                  18,396,688
                                                              --------------
                      Cable/Satellite TV (0.9%)
  777,500             Comcast Corp. (Class A)* ............       18,325,675
1,099,800             EchoStar Communications
                        Corp. (Class A)* ..................       24,481,548
                                                              --------------
                                                                  42,807,223
                                                              --------------
                      Chemicals: Major Diversified (0.2%)
  267,100             Du Pont (E.I.) de Nemours &
                        Co. ...............................       11,325,040
                                                              --------------
                      Chemicals: Specialty (0.6%)
  328,900             Air Products & Chemicals,
                        Inc. ..............................       14,060,475
  247,200             Praxair, Inc. .......................       14,280,744
                                                              --------------
                                                                  28,341,219
                                                              --------------
                      Computer Communications (0.5%)
1,796,300             Cisco Systems, Inc.* ................       23,531,530
                                                              --------------
                      Computer Peripherals (0.7%)
  436,200             Lexmark International, Inc.*                26,390,100
  829,600             Network Appliance, Inc.* ............        8,296,000
                                                              --------------
                                                                  34,686,100
                                                              --------------
                      Computer Processing
                        Hardware (1.1%)
  684,000             Dell Computer Corp.* ................       18,290,160
1,996,900             Hewlett-Packard Co. .................       34,666,184
                                                              --------------
                                                                  52,956,344
                                                              --------------
                      Containers/Packaging (0.2%)
  623,700             Smurfit-Stone Container
                        Corp.* ............................        9,599,367
                                                              --------------
                      Contract Drilling (0.8%)
  835,100             ENSCO International Inc. ............       24,593,695
  638,900             Rowan Companies, Inc.* ..............       14,503,030
                                                              --------------
                                                                  39,096,725
                                                              --------------

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002 CONTINUED



     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      Data Processing Services (0.2%)
  177,500             Affiliated Computer
                        Services, Inc. (Class A)*......   $    9,345,375
                                                          --------------
                      Department Stores (0.2%)
  383,300             Penney (J.C.) Co., Inc. .........        8,819,733
                                                          --------------
                      Discount Stores (2.6%)
2,456,500             Wal-Mart Stores, Inc.** .........      124,077,815
                                                          --------------
                      Electric Utilities (0.7%)
  768,500             Consolidated Edison, Inc. .......       32,907,170
                                                          --------------
                      Electronic Equipment/Instruments (0.4%)
  251,000             Canon, Inc. (Japan) .............        9,445,782
  236,000             Diebold, Inc. ...................        9,727,920
                                                          --------------
                                                              19,173,702
                                                          --------------
                      Electronics/Appliances (0.5%)
  629,800             Eastman Kodak Co. ...............       22,068,192
                                                          --------------
                      Finance/Rental/Leasing (1.8%)
  904,600             Countrywide Financial Corp.             46,722,590
  192,900             Freddie Mac .....................       11,390,745
  246,100             SLM Corp. .......................       25,559,946
                                                          --------------
                                                              83,673,281
                                                          --------------
                      Financial Conglomerates (1.7%)
2,221,500             Citigroup, Inc. .................       78,174,585
                                                          --------------
                      Food Retail (0.4%)
  373,800             Whole Foods Market, Inc.*........       19,710,474
                                                          --------------
                      Food: Major Diversified (1.8%)
  980,900             Kraft Foods Inc. (Class A) ......       38,186,437
  460,500             PepsiCo, Inc. ...................       19,442,310
  165,800             Unilever N.V. (ADR)
                        (Netherlands) .................       10,231,518
  280,700             Unilever N.V. (Netherlands)......       17,256,734
                                                          --------------
                                                              85,116,999
                                                          --------------
                      Food: Meat/Fish/Dairy (0.3%)
  424,700             Dean Foods Co.* .................       15,756,370
                                                          --------------
                      Home Furnishings (0.2%)
  363,600             Newell Rubbermaid, Inc. .........       11,027,988
                                                          --------------
                      Hospital/Nursing Management (1.0%)
1,147,100             HCA Inc. ........................       47,604,650
                                                          --------------


     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      Household/Personal Care (2.4%)
  438,700             Avon Products, Inc. .............   $   23,632,769
  221,900             Clorox Co. (The) ................        9,153,375
  282,200             International Flavors &
                        Fragrances, Inc. ..............        9,905,220
  808,100             Procter & Gamble Co. (The).......       69,448,114
                                                          --------------
                                                             112,139,478
                                                          --------------
                      Industrial Conglomerates (2.1%)
  275,700             3M Co. ..........................       33,993,810
2,752,900             General Electric Co. ............       67,033,115
                                                          --------------
                                                             101,026,925
                                                          --------------
                      Industrial Machinery (0.5%)
  178,700             Illinois Tool Works Inc. ........       11,590,482
  200,500             Parker-Hannifin Corp. ...........        9,249,065
                                                          --------------
                                                              20,839,547
                                                          --------------
                      Information Technology Services (1.0%)
  797,600             Accenture Ltd. (Class A)
                        (Bermuda)* ....................       14,348,824
  323,100             International Business
                        Machines Corp. ................       25,040,250
  481,300             PeopleSoft, Inc.* ...............        8,807,790
                                                          --------------
                                                              48,196,864
                                                          --------------
                      Integrated Oil (1.2%)
1,586,500             Exxon Mobil Corp. ...............       55,432,310
                                                          --------------
                      Internet Retail (0.3%)
  831,000             Amazon.com, Inc.* ...............       15,697,590
                                                          --------------
                      Internet Software/Services (0.7%)
2,007,600             BEA Systems, Inc.* ..............       23,027,172
  548,300             Yahoo! Inc.* ....................        8,964,705
                                                          --------------
                                                              31,991,877
                                                          --------------
                      Investment Banks/Brokers (1.8%)
  405,000             Bear Stearns Companies,
                        Inc. (The) ....................       24,057,000
  202,800             Goldman Sachs Group, Inc.
                        (The) .........................       13,810,680
  902,200             Lehman Brothers Holdings,
                        Inc. ..........................       48,078,238
                                                          --------------
                                                              85,945,918
                                                          --------------

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002 CONTINUED


     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      Life/Health Insurance (0.2%)
  264,500             AFLAC, Inc. .......................   $    7,966,740
                                                            --------------
                      Major Banks (4.2%)
1,354,700             Bank of America Corp. .............       94,246,479
1,131,300             Bank One Corp. ....................       41,349,015
  824,200             Wachovia Corp. ....................       30,033,848
  712,500             Wells Fargo & Co. .................       33,394,875
                                                            --------------
                                                               199,024,217
                                                            --------------
                      Major Telecommunications (3.1%)
1,159,772             France Telecom S.A.
                        (France) ........................       20,312,247
1,707,300             SBC Communications, Inc............       46,284,903
  576,000             Telefonos de Mexico S.A.
                        (Series L) (ADR) (Mexico)........       18,420,480
1,573,600             Verizon Communications
                        Inc. ............................       60,977,000
                                                            --------------
                                                               145,994,630
                                                            --------------
                      Managed Health Care (1.3%)
  751,400             UnitedHealth Group Inc. ...........       62,741,900
                                                            --------------
                      Media Conglomerates (2.0%)
1,394,400             AOL Time Warner Inc.* .............       18,266,640
  699,400             News Corporation Ltd. (The)
                        (ADR) (Australia) ...............       18,359,250
1,374,200             Viacom, Inc. (Class B)
                        (Non-Voting)* ...................       56,012,392
                                                            --------------
                                                                92,638,282
                                                            --------------
                      Medical Specialties (4.2%)
  442,800             Biomet, Inc. ......................       12,690,648
1,483,300             Boston Scientific Corp.* ..........       63,069,916
1,528,100             Medtronic, Inc. ...................       69,681,360
  310,000             Varian Medical Systems,
                        Inc.* ...........................       15,376,000
  842,770             Zimmer Holdings, Inc.* ............       34,991,810
                                                            --------------
                                                               195,809,734
                                                            --------------
                      Miscellaneous Manufacturing (0.2%)
  140,200             Danaher Corp. .....................        9,211,140
                                                            --------------
                      Movies/Entertainment (0.4%)
  775,000             Fox Entertainment Group,
                        Inc. (Class A)* .................       20,095,750
                                                            --------------


     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      Multi-Line Insurance (1.2%)
  807,300             American International
                        Group, Inc. .....................   $   46,702,305
  281,000             Safeco Corp. ......................        9,742,270
                                                            --------------
                                                                56,444,575
                                                            --------------
                      Office Equipment/Supplies (0.3%)
  254,500             Avery Dennison Corp. ..............       15,544,860
                                                            --------------
                      Oil & Gas Production (1.8%)
  436,300             Anadarko Petroleum Corp. ..........       20,898,770
  570,900             Apache Corp. ......................       32,535,591
  491,900             Devon Energy Corp. ................       22,578,210
  267,300             Pogo Producing Co. ................        9,956,925
                                                            --------------
                                                                85,969,496
                                                            --------------
                      Oil Refining/Marketing (0.3%)
  319,900             Valero Energy Corp. ...............       11,817,106
                                                            --------------
                      Oilfield Services/Equipment (0.7%)
  207,700             Schlumberger Ltd. .................        8,742,093
  416,900             Smith International, Inc.* ........       13,599,278
  248,000             Weatherford International
                        Ltd.* ...........................        9,902,640
                                                            --------------
                                                                32,244,011
                                                            --------------
                      Other Consumer Services (1.4%)
  525,900             Apollo Group, Inc. (Class A)*......       23,139,600
  207,800             Corinthian Colleges, Inc.* ........        7,867,308
  354,200             eBay, Inc.* .......................       24,021,844
  219,900             Weight Watchers
                        International, Inc.* ............       10,108,803
                                                            --------------
                                                                65,137,555
                                                            --------------
                      Packaged Software (6.2%)
  624,100             Autodesk, Inc. ....................        8,924,630
  289,668             Intuit Inc.* ......................       13,591,223
  567,100             Mercury Interactive Corp.*.........       16,814,515
3,534,600             Microsoft Corp.* ** ...............      182,738,820
  301,050             SAP AG (Germany) ..................       23,872,061
1,192,400             Symantec Corp.* ...................       48,232,580
                                                            --------------
                                                               294,173,829
                                                            --------------
                      Pharmaceuticals: Major (6.4%)
  672,700             Abbott Laboratories ...............       26,908,000
  413,300             Lilly (Eli) & Co. .................       26,244,550
  932,200             Merck & Co., Inc. .................       52,771,842


                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002 CONTINUED


     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
4,560,800             Pfizer, Inc. ......................   $  139,423,656
1,498,200             Wyeth .............................       56,032,680
                                                            --------------
                                                               301,380,728
                                                            --------------
                      Pharmaceuticals: Other (1.1%)
  269,040             Forest Laboratories, Inc.* ........       26,425,109
  609,600             Teva Pharmaceutical
                      Industries Ltd. (ADR)
                        (Israel) ........................       23,536,656
                                                            --------------
                                                                49,961,765
                                                            --------------
                      Precious Metals (3.3%)
  584,200             Freeport-McMoRan Copper
                        & Gold, Inc. (Class B)* .........        9,802,876
1,457,600             Gold Fields Ltd. (ADR)
                        (South Africa) ..................       20,348,096
1,613,000             Goldcorp Inc. (Canada) ............       20,517,360
  778,200             Meridian Gold Inc.
                        (Canada)* .......................       13,719,666
3,078,100             Newmont Mining Corp. ..............       89,357,243
                                                            --------------
                                                               153,745,241
                                                            --------------
                      Property-Casualty Insurers (1.3%)
  619,400             Allstate Corp. (The) ..............       22,911,606
    8,240             Berkshire Hathaway, Inc.
                        (Class B)* ......................       19,965,520
  240,100             XL Capital Ltd. (Class A)
                        (Bermuda) .......................       18,547,725
                                                            --------------
                                                                61,424,851
                                                            --------------
                      Publishing: Newspapers (0.5%)
  139,100             Gannett Co., Inc. .................        9,987,380
  307,700             Tribune Co. .......................       13,988,042
                                                            --------------
                                                                23,975,422
                                                            --------------
                      Pulp & Paper (0.3%)
  405,400             International Paper Co. ...........       14,176,838
                                                            --------------
                      Recreational Products (0.9%)
  329,900             Electronic Arts Inc.* .............       16,419,123
  342,400             International Game
                        Technology* .....................       25,995,008
                                                            --------------
                                                                42,414,131
                                                            --------------


     NUMBER
       OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                      Regional Banks (0.5%)
  394,700             Fifth Third Bancorp ...............   $   23,109,685
                                                            --------------
                      Restaurants (0.5%)
  392,700             Brinker International, Inc.* ......       12,664,575
  283,700             Cheesecake Factory, Inc.
                        (The)* ..........................       10,255,755
                                                            --------------
                                                                22,920,330
                                                            --------------
                      Semiconductors (1.8%)
  560,600             Linear Technology Corp. ...........       14,418,632
  643,600             Maxim Integrated Products,
                        Inc. ............................       21,264,544
1,447,450             Microchip Technology Inc. .........       35,390,152
  805,100             STMicroelectronics N.V.
                        (Netherlands) ...................       15,707,501
                                                            --------------
                                                                86,780,829
                                                            --------------
                      Specialty Stores (0.6%)
  510,200             Bed Bath & Beyond Inc.* ...........       17,617,206
  518,700             Staples, Inc.* ....................        9,492,210
                                                            --------------
                                                                27,109,416
                                                            --------------
                      Telecommunication Equipment (1.1%)
2,347,100             Nokia Corp. (ADR) (Finland)........       36,380,050
  447,100             QUALCOMM Inc.* ....................       16,269,969
                                                            --------------
                                                                52,650,019
                                                            --------------
                      Telecommunications (0.2%)
  739,900             Nextel Communications, Inc.
                        (Class A)* ......................        8,545,845
                                                            --------------
                      Trucks/Construction/Farm
                        Machinery (0.9%)
1,220,600             AGCO Corp.* .......................       26,975,260
  382,400             Deere & Co. .......................       17,533,040
                                                            --------------
                                                                44,508,300
                                                            --------------
                      Wireless Telecommunications (1.2%)
3,202,800             Vodafone Group PLC (ADR)
                        (United Kingdom) ................       58,034,736
                                                            --------------
                      TOTAL COMMON STOCKS
                      (Cost $4,089,335,073)..............    3,985,751,941
                                                            --------------


                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS [] DECEMBER 31, 2002 CONTINUED

     PRINCIPAL
     AMOUNT IN
     THOUSANDS                                                      VALUE
--------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS (14.0%)
                U.S. GOVERNMENT AGENCY (a) (5.3%)
$  250,000      Federal National Mortgage
                  Assoc. 1.26% due
                  01/06/03
                  (Cost $249,956,250).........   $  249,956,250
                                                 --------------
                REPURCHASE AGREEMENT (8.7%)
   413,440      Joint repurchase agreement
                  account 1.245% due
                  01/02/03 (dated
                  12/31/02; proceeds
                  $413,468,596) (b)
                  (Cost $413,440,000) ........      413,440,000
                                                 --------------
                TOTAL SHORT-TERM INVESTMENTS
                (Cost $663,396,250) ..........      663,396,250
                                                 --------------

TOTAL INVESTMENTS
(Cost $4,752,731,323) (c).....    98.4%           4,649,148,191
OTHER ASSETS IN EXCESS OF
LIABILITIES ..................     1.6               74,250,496
                                 -----            -------------
NET ASSETS ...................   100.0%          $4,723,398,687
                                 =====           ==============

---------------------------
ADR    American Depository Receipt.
*      Non-income producing security.
** Some of these securities are segregated in connection with open futures contracts.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b)    Collateralized by federal agency and U.S. Treasury obligations.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $91,641,248 and the aggregate gross unrealized depreciation is $195,224,380, resulting in net unrealized depreciation of $103,583,132.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2002:

                                                       UNREALIZED
   CONTRACTS        IN EXCHANGE          DELIVERY     APPRECIATION/
  TO DELIVER            FOR                DATE       DEPRECIATION
-------------  ------------------------ ------------ --------------
$14,187,939       EUR    13,566,589     01/03/2003     $  56,980
$ 9,647,457       JPY 1,141,583,547     01/07/2003       (36,550)
                                                       ---------
               Net unrealized appreciation .......     $  20,430
                                                       =========

Currency Abbreviations:
-----------------------
EUR    Euro.
JPY    Japanese Yen.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2002:

                     DESCRIPTION,      UNDERLYING
   NUMBER              DELIVERY           FACE
     OF      LONG/      MONTH,           AMOUNT        UNREALIZED
 CONTRACTS   SHORT     AND YEAR         AT VALUE      APPRECIATION
----------- ------- -------------- ----------------- -------------
   2,390    Short   Nasdaq-100
                    E-Mini
                    March/2003     $(47,178,600)     $106,714

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002



ASSETS:
Investments in securities, at value
  (cost $4,752,731,323) ......................... $ 4,649,148,191
Unrealized appreciation on open forward
  foreign currency contracts ....................          20,430
Receivable for:
     Investments sold ...........................     114,962,697
     Shares of beneficial interest sold .........       5,415,029
     Dividends ..................................       2,673,644
     Variation margin receivable ................         158,624
Prepaid expenses and other assets ...............         294,253
                                                  ---------------
   TOTAL ASSETS .................................   4,772,672,868
                                                  ---------------
LIABILITIES:
Payable for:
     Investments purchased ......................      33,776,171
     Shares of beneficial interest
        redeemed ................................       9,252,134
     Distribution fee ...........................       3,703,846
     Investment management fee ..................       2,064,743
Accrued expenses and other payables .............         477,287
                                                  ---------------
   TOTAL LIABILITIES ............................      49,274,181
                                                  ---------------
   NET ASSETS ................................... $ 4,723,398,687
                                                  ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital ................................. $ 8,905,961,782
Net unrealized depreciation .....................    (103,468,517)
Accumulated net investment loss .................        (108,393)
Accumulated net realized loss ...................  (4,078,986,185)
                                                  ---------------
   NET ASSETS ................................... $ 4,723,398,687
                                                  ===============
CLASS A SHARES:
Net Assets ...................................... $   224,295,620
Shares Outstanding (unlimited authorized,
  $.01 par value) ...............................      11,879,158
     NET ASSET VALUE PER SHARE .................. $         18.88
                                                  ===============
     MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net
        asset value) ............................ $         19.93
                                                  ===============
CLASS B SHARES:
Net Assets ...................................... $ 3,885,997,024
Shares Outstanding (unlimited authorized,
  $.01 par value) ...............................     214,441,386
     NET ASSET VALUE PER SHARE .................. $         18.12
                                                  ===============
CLASS C SHARES:
Net Assets ...................................... $   154,425,960
Shares Outstanding (unlimited authorized,
  $.01 par value) ...............................       8,610,898
     NET ASSET VALUE PER SHARE .................. $         17.93
                                                  ===============
CLASS D SHARES:
Net Assets ...................................... $   458,680,083
Shares Outstanding (unlimited authorized,
  $.01 par value) ...............................      23,914,562
     NET ASSET VALUE PER SHARE .................. $         19.18
                                                  ===============

STATEMENT OF OPERATIONS
For the year ended December 31, 2002



NET INVESTMENT LOSS:
INCOME
Dividends (net of $520,048 foreign
  withholding tax) .........................   $    48,293,921
Interest ...................................        15,158,075
                                               ---------------
   TOTAL INCOME ............................        63,451,996
                                               ---------------
EXPENSES
Distribution fee (Class A shares) ..........           600,784
Distribution fee (Class B shares) ..........        49,885,499
Distribution fee (Class C shares) ..........         1,745,754
Investment management fee ..................        27,848,219
Transfer agent fees and expenses ...........        10,253,415
Shareholder reports and notices ............           509,443
Custodian fees .............................           142,401
Registration fees ..........................           136,286
Professional fees ..........................            65,228
Trustees' fees and expenses ................            43,285
Other ......................................            55,916
                                               ---------------
   TOTAL EXPENSES ..........................        91,286,230
                                               ---------------
   NET INVESTMENT LOSS .....................       (27,834,234)
                                               ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN/LOSS ON:
     Investments ...........................    (1,260,834,120)
     Futures contracts .....................        69,134,736
     Foreign exchange transactions .........            29,995
                                               ---------------
     NET REALIZED LOSS .....................    (1,191,669,389)
                                               ---------------
NET CHANGE IN UNREALIZED
APPRECIATION/DEPRECIATION ON:
     Investments ...........................      (289,182,436)
     Futures contracts .....................        (1,386,108)
     Net translation of forward foreign
        currency contracts, other assets
        and liabilities denominated in
        foreign currencies .................            11,652
                                               ---------------
     NET DEPRECIATION ......................      (290,556,892)
                                               ---------------
     NET LOSS ..............................    (1,482,226,281)
                                               ---------------
NET DECREASE ...............................   $(1,510,060,515)
                                               ===============

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                      FOR THE YEAR        FOR THE YEAR
                                                                         ENDED                ENDED
                                                                   DECEMBER 31, 2002    DECEMBER 31, 2001
                                                                  -------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ............................................  $  (27,834,234)       $     (3,043,643)
Net realized loss ..............................................  (1,191,669,389)         (2,365,470,836)
Net change in unrealized appreciation/depreciation .............    (290,556,892)           (719,153,155)
                                                                  --------------        ----------------
  NET DECREASE .................................................  (1,510,060,515)         (3,087,667,634)
                                                                  --------------        ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN*:
Class A shares .................................................          -                   (5,231,763)
Class B shares .................................................          -                 (122,038,907)
Class C shares .................................................          -                   (4,446,126)
Class D shares .................................................          -                   (7,562,708)
                                                                  --------------        ----------------
  TOTAL DISTRIBUTIONS ..........................................          -                 (139,279,504)
                                                                  --------------        ----------------
Net decrease from transactions in shares of beneficial interest     (916,285,765)         (1,089,982,254)
                                                                  --------------        ----------------
  NET DECREASE .................................................  (2,426,346,280)         (4,316,929,392)
NET ASSETS:
Beginning of period ............................................   7,149,744,967          11,466,674,359
                                                                  --------------        ----------------
END OF PERIOD
(Including accumulated net investment losses of $108,393 and
$57,276, respectively)..........................................  $4,723,398,687        $  7,149,744,967
                                                                  ==============        ================
----------
* Includes short-term gains of:
 Class A shares ................................................          -             $        428,821
 Class B shares ................................................          -                   10,002,903
 Class C shares ................................................          -                      364,426
 Class D shares ................................................          -                      619,876
                                                                    ------------       -----------------
  Total short-term gains .......................................          -             $     11,416,026
                                                                    ============       =================

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002

1. Organization and Accounting Policies
Morgan Stanley American Opportunities Fund (the "Fund) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth consistent with an effort to reduce volatility. The Fund seeks to achieve its objective by investing in a diversified portfolio of securities consisiting principally of common stocks. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and was reorganized as a Massachusetts business trust on April 30, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (5) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 CONTINUED

identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. JOINT REPURCHASE AGREEMENT ACCOUNT - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations.

D. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS - A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 CONTINUED

G. FEDERAL INCOME TAX POLICY - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

I. USE OF ESTIMATES - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.


2. INVESTMENT MANAGEMENT AGREEMENT
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million; 0.50% to the portion of daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.475% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.45% to the portion of daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.425% to the portion of daily net assets in excess of $4.5 billion.


3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Plan on July 2, 1984 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 CONTINUED

since the Plan's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since the Plan's inception; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $85,152,980 at December 31, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended December 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.22% and 0.92%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $721, $8,574,348 and $40,584, respectively and received $361,640 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2002, aggregated $15,614,118,415 and $16,591,084,549, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $423,275,660 and $423,363,844, respectively.

Included in the aforementioned are purchases and sales with other Morgan Stanley funds of $17,959,815 and $24,281,804, respectively, including a realized loss of $4,525,177.

For the year ended December 31, 2002, the Fund incurred $32,054 in brokerage commissions with Morgan Stanley DW Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 CONTINUED

For the year ended December 31, 2002, the Fund incurred brokerage commissions of $4,472,134 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At December 31, 2002, the Fund's receivable for securities sold included unsettled trades with Morgan Stanley & Co., Inc. of $3,745,246.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $4,900.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,598. At December 31, 2002, the Fund had an accrued pension liability of $87,963 which is included in accrued expenses in the Statement of Assets and Liabilities.


5. FEDERAL INCOME TAX STATUS
At December 31, 2002, the Fund had a net capital loss carryover of approximately $3,920,174,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through December 31 of the following years:


                            AMOUNT IN THOUSANDS
                --------------------------------------------
                    2008           2009            2010
                ------------   -------------   -------------
                 $70,874        $2,645,628      $1,203,672

As part of the Fund's acquisition of the assets of Morgan Stanley Capital Growth Securities ("Capital Growth"), the Fund obtained a net capital loss carryover of approximately $82,246,000 from Capital Growth. Utilization of this carryover is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations, reducing the total carryover available.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $39,395,000 during fiscal 2002.

As of December 31, 2002, the Fund had temporary book/tax differences primarily attributable to post-October losses, the mark-to-market of open future contracts and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 CONTINUED

reclassifications arising from the permanent differences, paid-in-capital was charged $27,782,782, accumulated net realized loss was charged $29,995 and accumulated net investment loss was credited $27,812,777.


6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may purchase and sell interest rate, currency and index futures ("futures contracts").

Forward contracts and futures contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At December 31, 2002, the Fund had outstanding forward contracts and outstanding futures contracts.


7. ACQUISITION OF MORGAN STANLEY CAPITAL GROWTH SECURITIES
On July 15, 2002, the Fund acquired all the net assets of Capital Growth based on the respective valuations as of the close of business on July 12, 2002 pursuant to a plan of reorganization approved by the shareholders of Capital Growth on June 19, 2002. The acquisition was accomplished by a tax-free exchange of 111,474 Class A shares of the Fund at a net asset value of $20.23 per share for 258,022 Class A shares of Capital Growth; 11,552,119 Class B shares of the Fund at a net asset value of $19.49 per share for 27,126,602 Class B shares of Capital Growth; 61,521 Class C shares of the Fund at a net asset value of $19.29 per share for 141,953 Class C shares of Capital Growth; and 119,854 Class D shares of the Fund at a net asset value of $20.53 per share for 277,407 Class D shares of Capital Growth. The net assets of the Fund and Capital Growth immediately before the acquisition were $5,269,339,492 and $231,114,060, respectively, including unrealized appreciation of $1,642,270 for Capital Growth. Immediately after the acquisition, the combined net assets of the Fund amounted to $5,500,453,552.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS [] DECEMBER 31, 2002 CONTINUED

8. SHARES OF BENEFICIAL INTEREST
Transactions in shares of beneficial interest were as follows:


                                                                   FOR THE YEAR                        FOR THE YEAR
                                                                       ENDED                               ENDED
                                                                 DECEMBER 31, 2002                   DECEMBER 31, 2001
                                                        ----------------------------------- -----------------------------------
                                                             SHARES            AMOUNT             SHARES            AMOUNT
                                                        --------------- -------------------  --------------- -------------------
CLASS A SHARES
Sold ..................................................     3,078,043    $     66,606,664       10,210,307   $   249,148,823
Shares issued in connection with the acquisition of
 Morgan Stanley Capital Growth Securities .............       111,474           2,254,278                -                 -
Reinvestment of distributions .........................             -                   -          194,773         5,130,332
Redeemed ..............................................    (3,568,479)        (75,772,255)      (9,930,147)     (239,332,480)
                                                           ----------    ----------------       ----------   ---------------
Net increase (decrease) - Class A .....................      (378,962)         (6,911,313)         474,933        14,946,675
                                                           ----------    ----------------       ----------   ---------------
CLASS B SHARES
Sold ..................................................    16,243,353         339,409,952       28,831,207       765,374,311
Shares issued in connection with the acquisition of
 Morgan Stanley Capital Growth Securities .............    11,552,119         225,211,982                -                 -
Reinvestment of distributions .........................             -                   -        4,465,141       114,173,617
Redeemed ..............................................   (76,149,883)     (1,581,914,938)     (78,706,340)   (1,994,441,990)
                                                          -----------    ----------------      -----------   ---------------
Net decrease - Class B ................................   (48,354,411)     (1,017,293,004)     (45,409,992)   (1,114,894,062)
                                                          -----------    ----------------      -----------   ---------------
CLASS C SHARES
Sold ..................................................     1,701,027          34,716,329        2,216,556        58,217,063
Shares issued in connection with the acquisition of
 Morgan Stanley Capital Growth Securities .............        61,521           1,186,808                -                 -
Reinvestment of distributions .........................             -                   -          170,442         4,310,465
Redeemed ..............................................    (2,916,523)        (60,238,943)      (3,307,588)      (83,096,675)
                                                          -----------    ----------------      -----------   ---------------
Net decrease - Class C ................................    (1,153,975)        (24,335,806)        (920,590)      (20,569,147)
                                                          -----------    ----------------      -----------   ---------------
CLASS D SHARES
Sold ..................................................    12,493,524         265,833,653        8,553,929       227,003,840
Shares issued in connection with the acquisition of
 Morgan Stanley Capital Growth Securities .............       119,854           2,460,992                -                 -
Reinvestment of distributions .........................             -                   -          267,623         7,134,825
Redeemed ..............................................    (6,186,197)       (136,040,287)      (8,003,283)     (203,604,385)
                                                          -----------    ----------------      -----------   ---------------
Net increase - Class D ................................     6,427,181         132,254,358          818,269        30,534,280
                                                          -----------    ----------------      -----------   ---------------
Net decrease in Fund ..................................   (43,460,167)   $   (916,285,765)     (45,037,380)  $(1,089,982,254)
                                                          ===========    ================      ===========   ===============


MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:




                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------
                                                              2002          2001          2000         1999         1998
                                                         ------------- ------------- ------------- ------------ -----------
CLASS A SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................    $  24.36      $  33.77      $  43.35     $  33.16     $  29.59
                                                            --------      --------      --------     --------     --------
Income (loss) from investment operations:
 Net investment income[+/+] ............................        0.04          0.18          0.16         0.10         0.15
 Net realized and unrealized gain (loss) ...............       (5.52)        (9.17)        (4.40)       14.80         8.71
                                                            --------      --------      --------     --------     --------
Total income (loss) from investment operations .........       (5.48)        (8.99)        (4.24)       14.90         8.86
                                                            --------      --------      --------     --------     --------
Less distributions from net realized gain ..............           -         (0.42)        (5.34)       (4.71)       (5.29)
                                                            --------      --------      --------     --------     --------
Net asset value, end of period .........................    $  18.88      $  24.36      $  33.77     $  43.35     $  33.16
                                                            ========      ========      ========     ========     ========
TOTAL RETURN+ .........................................       (22.50)%      (26.72)%       (9.51)%      46.94%       31.78%
RATIOS TO AVERAGE NET ASSETS(1):
Expenses ...............................................        0.89 %        0.81 %        0.80 %       0.81%         0.86%
Net investment income ..................................        0.19 %        0.68 %        0.37 %       0.28%         0.43%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................    $224,296      $298,624      $397,887    $ 306,542     $ 116,894
Portfolio turnover rate ................................         306 %         380 %         425 %        378%          321%

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS CONTINUED



                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------
                                                              2002          2001         2000        1999        1998
                                                         ------------- ------------- ----------- ----------- -----------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................   $ 23.56       $ 32.94       $ 42.63     $ 32.85    $ 29.51
                                                           -------       -------       -------     -------    -------
Income (loss) from investment operations:
 Net investment loss[+/+] ..............................     (0.12)        (0.03)        (0.05)      (0.09)     (0.03)
 Net realized and unrealized gain (loss) ...............     (5.32)        (8.93)        (4.30)      14.58       8.66
                                                           -------       -------       -------     -------    -------
Total income (loss) from investment operations .........     (5.44)        (8.96)        (4.35)      14.49       8.63
                                                           -------       -------       -------     -------    -------
Less distributions from net realized gain ..............         -         (0.42)        (5.34)      (4.71)     (5.29)
                                                           -------       -------       -------     -------    -------
Net asset value, end of period .........................   $ 18.12       $ 23.56       $ 32.94     $ 42.63    $ 32.85
                                                           =======       =======       =======     =======    =======
TOTAL RETURN+...........................................    (23.09)%      (27.30)%       (9.93)%     46.12 %    31.07 %
RATIOS TO AVERAGE NET ASSETS(1):
Expenses ...............................................      1.67 %        1.61 %        1.28 %      1.33 %      1.39 %
Net investment loss ....................................     (0.59)%       (0.12)%       (0.11)%     (0.24)%     (0.10)%
SUPPLEMENTAL DATA:
Net assets, end of period, in millions .................  $  3,886       $ 6,192       $10,151     $10,389    $  5,750
Portfolio turnover rate ................................       306 %         380 %         425 %       378 %       321 %

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS CONTINUED



                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                         -------------------------------------------------------------------
                                                              2002          2001          2000          1999         1998
                                                         ------------- ------------- ------------- ------------- -----------
CLASS C SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................    $  23.31      $  32.58      $  42.35      $  32.74     $ 29.49
                                                            --------      --------      --------      --------     -------
Income (loss) from investment operations:
 Net investment loss[+/+] ..............................       (0.11)        (0.03)        (0.15)        (0.18)      (0.10)
 Net realized and unrealized gain (loss) ...............       (5.27)        (8.82)        (4.28)        14.50        8.64
                                                            --------      --------      --------      --------     -------
Total income (loss) from investment operations .........       (5.38)        (8.85)        (4.43)        14.32        8.54
                                                            --------      --------      --------      --------     -------
Less distributions from net realized gain ..............           -         (0.42)        (5.34)        (4.71)      (5.29)
                                                            --------      --------      --------      --------     -------
Net asset value, end of period .........................    $  17.93      $  23.31      $  32.58      $  42.35     $ 32.74
                                                            ========      ========      ========      ========     =======
TOTAL RETURN+  .........................................      (23.08)%      (27.29)%      (10.17)%       45.75 %     30.78 %
RATIOS TO AVERAGE NET ASSETS(1):
Expenses ...............................................        1.59 %        1.61 %        1.55 %        1.59 %      1.61 %
Net investment loss ....................................       (0.51)%       (0.12)%       (0.38)%       (0.50)%     (0.32)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................   $ 154,426      $227,574      $348,180      $245,942     $60,861
Portfolio turnover rate ................................         306 %         380 %         425 %         378 %       321 %

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS CONTINUED


                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------
                                                              2002          2001          2000         1999         1998
                                                         ------------- ------------- ------------- ------------ -----------
CLASS D SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................    $  24.69      $  34.15      $  43.66     $ 33.31     $ 29.63
                                                            --------      --------      --------     -------     --------
Income (loss) from investment operations:
 Net investment income[+/+] ............................       0.09          0.23          0.28         0.18        0.24
 Net realized and unrealized gain (loss) ...............      (5.60)        (9.27)        (4.45)       14.88        8.73
                                                            --------      --------      --------     -------     --------
Total income (loss) from investment operations .........      (5.51)        (9.04)        (4.17)       15.06        8.97
                                                            --------      --------      --------     -------     --------
Less distributions from net realized gain ..............          -         (0.42)        (5.34)       (4.71)      (5.29)
                                                            --------      --------      --------     --------    --------
Net asset value, end of period .........................    $  19.18      $  24.69      $  34.15     $ 43.66     $ 33.31
                                                            ========      ========      ========     ========    ========
TOTAL RETURN+  .........................................      (22.32)%      (26.56)%       (9.28)%     47.22 %      32.12 %
RATIOS TO AVERAGE NET ASSETS(1):
Expenses ...............................................        0.67 %        0.61 %        0.55 %      0.59 %       0.61 %
Net investment income ..................................        0.41 %        0.88 %        0.62 %      0.50 %       0.68 %
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................   $ 458,680      $431,754      $569,203    $319,692    $ 135,022
Portfolio turnover rate ................................         306 %         380 %         425 %       378 %        321 %

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY AMERICAN OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley American Opportunities Fund (the "Fund"), including the portfolio of investments, as of December 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley American Opportunities Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
February 11, 2003

STATEMENT OF ADDITIONAL INFORMATION
                                                        MORGAN STANLEY ALL STAR
                                                             GROWTH FUND
SEPTEMBER 30, 2002



--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The Prospectus (dated September 30, 2002) for the Morgan Stanley All Star Growth Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.




Morgan Stanley All Star Growth Fund
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.    Fund History .......................................................   4

II.   Description of the Fund and Its Investments and Risks ..............   4

      A. Classification ..................................................   4

      B. Investment Strategies and Risks .................................   4

      C. Fund Policies/Investment Restrictions ...........................  13

III.  Management of the Fund .............................................  14

      A. Board of Trustees ...............................................  14

      B. Management Information ..........................................  14

      C. Compensation ....................................................  20

IV.   Control Persons and Principal Holders of Securities ................  22

V.    Investment Management and Other Services ...........................  22

      A. Investment Manager and Sub-Advisor ..............................  22

      B. Principal Underwriter ...........................................  23

      C. Services Provided by the Investment Manager and the Sub-Advisor .  24

      D. Dealer Reallowances .............................................  25

      E. Rule 12b-1 Plan .................................................  25

      F. Other Service Providers .........................................  29

      G. Codes of Ethics .................................................  29

VI.   Brokerage Allocation and Other Practices ...........................  29

      A. Brokerage Transactions ..........................................  29

      B. Commissions .....................................................  30

      C. Brokerage Selection .............................................  30

      D. Directed Brokerage ..............................................  31

      E. Regular Broker-Dealers ..........................................  31


VII.  Capital Stock and Other Securities ................................   32


VIII. Purchase, Redemption and Pricing of Shares ........................   32

      A. Purchase/Redemption of Shares ...................................  32

      B. Offering Price ..................................................  33

IX.   Taxation of the Fund and Shareholders ..............................  34

X.    Underwriters .......................................................  36

XI.   Calculation of Performance Data ....................................  36

XII.  Financial Statements ...............................................  37

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).


     "Custodian" - The Bank of New York.


     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Financial Advisors" - Morgan Stanley authorized financial services representatives.


     "Fund" - Morgan Stanley All Star Growth Fund, a registered open-end investment company.


     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.



     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.



     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.



     "Morgan Stanley Funds" - Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.



     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.



     "Sub-Advisor" - Van Kampen Asset Management Inc., a wholly-owned investment advisor subsidiary of Van Kampen Investments Inc., which is an indirect wholly-owned subsidiary of Morgan Stanley.


     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.



     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on October 5, 2000 with the name Morgan Stanley Dean Witter All Star Growth Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley All Star Growth Fund.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION


     The Fund is an open-end, non-diversified management investment company whose investment objective is to seek long-term growth of capital.


B. INVESTMENT STRATEGIES AND RISKS


     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.


     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to facilitate settlement or in an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial and investment banks) and their customers. Forward contracts will only be entered into with United States banks and their foreign branches, insurance companies or other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Investment Manager and the Sub-Advisor also may from time to time utilize forward contracts to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


     When management of the Fund believes that a particular foreign currency may suffer a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

     When required by law, the Fund's custodian bank will earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.


     Where, for example, the Fund is hedging a portfolio position consisting of foreign securities denominated in a foreign currency against adverse exchange rate moves vis-a-vis the U.S. dollar, at the maturity of the forward contract for delivery by the Fund of a foreign currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency (however, the ability of the Fund to terminate a contract is contingent upon the willingness of the currency trader with whom the contract has been entered into to permit an offsetting transaction). It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

     At times when the Fund has written a call option on a security or the currency in which it is denominated, it may wish to enter into a forward contract to purchase or sell the foreign currency in which the security is denominated. A forward contract would, for example, hedge the risk of the security on which a call option has been written declining in value to a greater extent than the value of the premium received for the option. The Fund will maintain with its Custodian at all times, cash, U.S. government securities, or other appropriate liquid portfolio securities in a segregated account equal in value to all forward contract obligations and option contract obligations entered into in hedge situations such as this.

     The Fund will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     OPTION AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities or currency alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities or currencies underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security or currency against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

     Options written by the Fund normally have expiration dates of up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.


     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund may engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers. Certain OTC options are considered to be illiquid investments.

     Risks of Options Transactions. The successful use of options depends on the ability of the Investment Manager and/or the Sub-Advisor, to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline (or the value of its denominated currency) below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

     Futures Contracts. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills, GNMA Certificates and/or on any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts into which it has entered; provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager or the Sub-Advisor may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.


     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.


     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES. In addition to the money market securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's net assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by S&P or Aaa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager and/or the Sub-Advisor. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.


     INVESTMENT COMPANIES. Any Fund investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Fund also would be exposed to the risk of investing in common stock. In addition, the Fund would bear its share of the investment company's fees and expenses. The Fund may invest in shares of various exchange-traded index funds ("ETFs"), which seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks. Their market value is expected to rise and fall as the value of the underlying index rises and falls. In addition, the market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.


     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager or the Sub-Advisor determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents, U.S. government securities or other liquid portfolio securities equal in value to recognized commitments for such securities.

     An increase in the percentage of the Fund's total assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager and/or the Sub-Advisor, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and/or rights which are attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporations issuing them.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.


C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) other than percentage limits relating to illiquid securities, any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund will:

    1. Seek long-term growth of capital.

   The Fund may not:

    1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

    2. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

    3. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

    4. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any futures contracts; (d) borrowing money; or (e) lending portfolio securities.

    5. Make loans of money or securities, except: (a) by the purchase of portfolio securities; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

    6. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell futures contracts or options thereon.

    7. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     In addition, as a non-fundamental policy, the Fund may not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES


     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.


B. MANAGEMENT INFORMATION


     TRUSTEES AND OFFICERS. The Board of the Fund consists of eight (8) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Five Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.


     The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2001), and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).



                                                                                               Number of
                                                                                             Portfolios in
                                                                                                 Fund
                                Position(s)    Length of                                        Complex
   Name, Age and Address of      Held with       Time       Principal Occupation(s) During     Overseen      Other Directorships
      Independent Trustee        Registrant     Served*              Past 5 Years             by Trustee       Held by Trustee
------------------------------ ------------- ------------ --------------------------------- -------------- ----------------------
Michael Bozic (61)             Trustee       Trustee      Retired; Director or Trustee of   129            Director of Weirton
c/o Mayer, Brown, Rowe & Maw                 since        the Morgan Stanley Funds and                     Steel Corporation.
Counsel to the Independent                   April 1994   the TCW/DW Term Trusts;
Trustees                                                  formerly Vice Chairman of
1675 Broadway                                             Kmart Corporation (December
New York, NY                                              1998-October 2000), Chairman
                                                          and Chief Executive
                                                          Officer of Levitz
                                                          Furniture Corporation
                                                          (November
                                                          1995-November 1998)
                                                          and President and
                                                          Chief Executive
                                                          Officer of Hills
                                                          Department Stores (May
                                                          1991-July 1995);
                                                          formerly variously
                                                          Chairman, Chief
                                                          Executive Officer,
                                                          President and Chief
                                                          Operating Officer
                                                          (1987-1991) of the
                                                          Sears Merchandise
                                                          Group of Sears,
                                                          Roebuck & Co.

Edwin J. Garn (69)             Trustee       Trustee      Director or Trustee of the        129            Director of Franklin
c/o Summit Ventures LLC                      since        Morgan Stanley Funds and the                     Covey (time
1 Utah Center                                January      TCW/DW Term Trusts; formerly                     management
201 S. Main Street                           1993         United States Senator (R-Utah)                   systems), BMW Bank
Salt Lake City, UT                                        (1974-1992) and Chairman,                        of North America,
                                                          Senate Banking Committee                         Inc. (industrial loan
                                                          (1980-1986); formerly Mayor of                   corporation), United
                                                          Salt Lake City, Utah                             Space Alliance (joint
                                                          (1971-1974); formerly                            venture between
                                                          Astronaut, Space Shuttle                         Lockheed Martin and
                                                          Discovery (April 12-19, 1985);                   the Boeing
                                                          Vice Chairman, Huntsman                          Company) and
                                                          Corporation (chemical                            Nuskin Asia Pacific
                                                          company); member of the Utah                     (multilevel
                                                          Regional Advisory Board of                       marketing); member
                                                          Pacific Corp.                                    of the board of
                                                                                                           various civic and
                                                                                                           charitable
                                                                                                           organizations.


----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                                 FUND
                                 POSITION(S)   LENGTH OF                                        COMPLEX
    NAME, AGE AND ADDRESS OF      HELD WITH       TIME      PRINCIPAL OCCUPATION(S) DURING     OVERSEEN      OTHER DIRECTORSHIPS
      INDEPENDENT TRUSTEE         REGISTRANT    SERVED*              PAST 5 YEARS             BY TRUSTEE       HELD BY TRUSTEE
------------------------------- ------------- ----------- --------------------------------- -------------- ----------------------
Wayne E. Hedien (68)            Trustee       Trustee     Retired; Director or Trustee of   129            Director of The PMI
c/o Mayer, Brown, Rowe & Maw                  since       the Morgan Stanley Funds and                     Group Inc. (private
Counsel to the Independent                    September   the TCW/DW Term Trusts;                          mortgage insurance);
Trustees                                      1997        formerly associated with the                     Trustee and Vice
1675 Broadway                                             Allstate Companies                               Chairman of The
New York, NY                                              (1966-1994), most recently as                    Field Museum of
                                                          Chairman of The Allstate                         Natural History;
                                                          Corporation (March                               director of various
                                                          1993-December 1994) and                          other business and
                                                          Chairman and Chief Executive                     charitable
                                                          Officer of its wholly-owned                      organizations.
                                                          subsidiary, Allstate Insurance
                                                          Company (July 1989-December
                                                          1994).

Dr. Manuel H. Johnson (53)      Trustee       Trustee     Chairman of the Audit             129            Director of NVR, Inc.
c/o Johnson Smick                             since       Committee and Director or                        (home construction);
International, Inc.                           July 1991   Trustee of the Morgan Stanley                    Chairman and
1133 Connecticut Avenue, N.W.                             Funds and the TCW/DW Term                        Trustee of the
Washington, D.C.                                          Trusts; Senior Partner, Johnson                  Financial Accounting
                                                          Smick International, Inc., a                     Foundation (oversight
                                                          consulting firm; Co-Chairman                     organization of the
                                                          and a founder of the Group of                    Financial Accounting
                                                          Seven Council (G7C), an                          Standards Board).
                                                          international economic
                                                          commission; formerly Vice
                                                          Chairman of the Board of
                                                          Governors of the Federal
                                                          Reserve System and Assistant
                                                          Secretary of the U.S. Treasury.

Michael E. Nugent (66)          Trustee       Trustee     Chairman of the Insurance         207            Director of various
c/o Triumph Capital, L.P.                     since       Committee and Director or                        business
237 Park Avenue                               July 1991   Trustee of the Morgan Stanley                    organizations.
New York, NY                                              Funds and the TCW/DW Term
                                                          Trusts;
                                                          director/trustee of
                                                          various investment
                                                          companies managed by
                                                          Morgan Stanley
                                                          Investment Management
                                                          Inc. and Morgan
                                                          Stanley Investments LP
                                                          (since July 2001);
                                                          General Partner,
                                                          Triumph Capital, L.P.,
                                                          a private investment
                                                          partnership; formerly
                                                          Vice President,
                                                          Bankers Trust Company
                                                          and BT Capital
                                                          Corporation (1984-1988).


----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each management Trustee and the other directorships, if any, held by the Trustee, are shown below.






                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                                 FUND
                                POSITION(S)    LENGTH OF                                        COMPLEX
   NAME, AGE AND ADDRESS OF      HELD WITH        TIME      PRINCIPAL OCCUPATION(S) DURING     OVERSEEN      OTHER DIRECTORSHIPS
      MANAGEMENT TRUSTEE         REGISTRANT     SERVED*              PAST 5 YEARS             BY TRUSTEE       HELD BY TRUSTEE
------------------------------ ------------- ------------- -------------------------------- -------------- -----------------------
Charles A. Fiumefreddo (69)    Chairman      Trustee       Chairman and Director or         129            None
c/o Morgan Stanley Trust       and           since July    Trustee of the Morgan Stanley
Harborside Financial Center,   Trustee       1991          Funds and the TCW/DW Term
Plaza Two,                                                 Trusts; formerly Chairman,
Jersey City, NJ                                            Chief Executive Officer and
                                                           Director of the
                                                           Investment Manager,
                                                           the Distributor and
                                                           Morgan Stanley
                                                           Services, Executive
                                                           Vice President and
                                                           Director of Morgan
                                                           Stanley DW, Chairman
                                                           and Director of the
                                                           Transfer Agent and
                                                           Director and/or
                                                           officer of various
                                                           Morgan Stanley
                                                           subsidiaries (until
                                                           June 1998) and Chief
                                                           Executive Officer of
                                                           the Morgan Stanley
                                                           Funds and the TCW/DW Term
                                                           Trusts (until
                                                           September 2002).

James F. Higgins (54)          Trustee       Trustee       Director or Trustee of the       129            None
c/o Morgan Stanley Trust                     since June    Morgan Stanley Funds and the
Harborside Financial Center,                 2000          TCW/DW Term Trusts (since
Plaza Two,                                                 June 2000); Senior Advisor of
Jersey City, NJ                                            Morgan Stanley (since August
                                                           2000); Director of the
                                                           Distributor and Dean Witter
                                                           Realty Inc.; previously
                                                           President and Chief Operating
                                                           Officer of the Private Client
                                                           Group of Morgan Stanley (May
                                                           1999-August 2000), President
                                                           and Chief Operating Officer of
                                                           Individual Securities of Morgan
                                                           Stanley (February 1997-May
                                                           1999).

Philip J. Purcell (59)         Trustee       Trustee       Director or Trustee of the       129            Director of American
1585 Broadway                                since April   Morgan Stanley Funds and the                    Airlines, Inc. and its
New York, NY                                 1994          TCW/DW Term Trusts;                             parent company,
                                                           Chairman of the Board of                        AMR Corporation.
                                                           Directors and Chief Executive
                                                           Officer of Morgan Stanley and
                                                           Morgan Stanley DW; Director
                                                           of the Distributor; Chairman of
                                                           the Board of Directors and
                                                           Chief Executive Officer of
                                                           Novus Credit Services Inc.;
                                                           Director and/or officer of
                                                           various Morgan Stanley
                                                           subsidiaries.


----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                                POSITION(S)
   NAME, AGE AND ADDRESS OF     HELD WITH    LENGTH OF
       EXECUTIVE OFFICER       REGISTRANT   TIME SERVED               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ------------ ------------- --------------------------------------------------------------------
Mitchell M. Merin (49)         President    President     President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas    and Chief    since May     Investment Management (since December 1998); President,
New York, NY                   Executive    1999 and      Director (since April 1997) and Chief Executive Officer (since June
                               Officer      Chief         1998) of the Investment Manager and Morgan Stanley Services;
                                            Executive     Chairman, Chief Executive Officer and Director of the Distributor
                                            Officer       (since June 1998); Chairman (since June 1998) and Director (since
                                            since         January 1998) of the Transfer Agent; Director of various Morgan
                                            September     Stanley subsidiaries; President (since May 1999) and Chief
                                            2002          Executive Officer (since September 2002) of the Morgan Stanley
                                                          Funds and TCW/DW Term Trusts; Trustee of various Van Kampen investment companies (since December 1999); previously Chief
                                                          Strategic Officer of the Investment Manager and Morgan Stanley
                                                          Services and Executive Vice President of the Distributor (April
                                                          1997-June 1998), Vice President of the Morgan Stanley Funds (May
                                                          1997-April 1999), and Executive Vice President of Morgan Stanley.

Barry Fink (47)                Vice         Vice          General Counsel (since May 2000) and Managing Director (since
1221 Avenue of the Americas    President,   President,    December 2000) of Morgan Stanley Investment Management;
New York, NY                   Secretary    Secretary     Managing Director (since December 2000), and Secretary and
                               and          and General   General Counsel (since February 1997) and Director (since July
                               General      Counsel       1998) of the Investment Manager and Morgan Stanley Services;
                               Counsel      since         Assistant Secretary of Morgan Stanley DW; Vice President,
                                            February      Secretary and General Counsel of the Morgan Stanley Funds and
                                            1997          TCW/DW Term Trusts (since February 1997); Vice President and
                                                          Secretary of the Distributor; previously, Senior Vice President,
                                                          Assistant Secretary and Assistant General Counsel of the Investment
                                                          Manager and Morgan Stanley Services.


Thomas F. Caloia (56)          Treasurer    Since April   First Vice President and Assistant Treasurer of the Investment
c/o Morgan Stanley Trust                    1989          Manager, the Distributor and Morgan Stanley Services; Treasurer
Harborside Financial Center,                              of the Morgan Stanley Funds.
Plaza Two,
Jersey City, NJ

Ronald E. Robison (63)         Vice         Since         Managing Director, Chief Administrative Officer and Director (since
1221 Avenue of the Americas    President    October       February 1999) of the Investment Manager and Morgan Stanley
New York, NY                                1998          Services and Chief Executive Officer and Director of the Transfer
                                                          Agent; previously Managing Director of the TCW Group Inc.

Joseph J. McAlinden (59)       Vice         Since July    Managing Director and Chief Investment Officer of the Investment
1221 Avenue of the Americas    President    1995          Manager, Morgan Stanley Investment Management Inc. and
New York, NY                                              Morgan Stanley Investments LP; Director of the Transfer Agent.
                                                          Chief Investment Officer of the Van Kampen Funds.

Francis Smith (37)             Vice         Since         Vice President and Chief Financial Officer of the Morgan Stanley
c/o Morgan Stanley Trust       President    September     Funds and the TCW/DW Term Trusts (since September 2002);
Harborside Financial Center    and Chief    2002          Executive Director of the Investment Manager and Morgan Stanley
Plaza Two,                     Financial                  Services (since December 2001), Formerly, Vice President of the
Jersey City, NJ                Officer                    Investment Manager and Morgan Stanley Services (August
                                                          2000-November 2001), Senior Manager at PricewaterhouseCoopers LLP
                                                          (January 1998-August 2000) and Associate--Fund Administration at
                                                          BlackRock Financial Management (July 1996-December 1997).



     In addition, A. Thomas Smith III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and Sara Badler, Stefanie Chang-Yu, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, Marilyn K. Cranney, First Vice President and Assistant General Counsel of the Investment Manager and

Morgan Stanley Services, and Joanne Doldo, Natasha Kassian and Sheldon Winicour, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.






                                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                (AS OF DECEMBER 31, 2001)                       (AS OF DECEMBER 31, 2001)
------------------------ ----------------------------------------------- -----------------------------------------------
INDEPENDENT:

Michael Bozic                                  None                                       over $100,000
Edwin J. Garn                                  None                                       over $100,000
Wayne E. Hedien                                None                                       over $100,000
Dr. Manuel H. Johnson                          None                                       over $100,000
Michael E. Nugent                              None                                       over $100,000

INTERESTED:

Charles A. Fiumefreddo                         None                                       over $100,000
James F. Higgins                               None                                       over $100,000
Philip J. Purcell                              None                                       over $100,000



     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.


     Independent Directors/Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, six of the directors/trustees, including all of the independent directors/trustees, serve as members of the Derivatives Committee and three directors/trustees including two Independent Trustees, serve as members of the Insurance Committee.


     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.


     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn, and Nugent. During the Fund's fiscal year ended July 31, 2002, the Audit Committee held 11 meetings.

     The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. The Derivatives

Committee currently consists of Mr. Fiumefreddo and all of the Independent Trustees of the Fund. During the Fund's fiscal year ended July 31, 2002, the Derivatives Committee held four meetings.


     Finally, the board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended July 31, 2002, the Insurance Committee held one meeting.



     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/ trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as independent directors/trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of independent directors/ trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.


     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.


C. COMPENSATION



     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.

     The following table illustrates the compensation that the Fund paid to its Trustees for the fiscal year ended July 31, 2002.

                                FUND COMPENSATION





                                    AGGREGATE
                                  COMPENSATION
NAME OF TRUSTEE                   FROM THE FUND
-------------------------------   --------------
Michael Bozic .................       $1,650
Edwin J. Garn .................        1,650
Wayne E. Hedien ...............        1,650
Dr. Manuel H. Johnson .........        2,400
Michael E. Nugent .............        2,150
Charles A. Fiumefreddo.........          888*



* This compensation is for the period January 1, 2002 through July 31, 2002.

     The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2001 for services to the 97 Morgan Stanley Funds (consisting of 129 portfolios) that were in operation at December 31, 2001. None of the Fund's Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 16 other registered funds (consisting of 78 portfolios) in the Fund Complex.


                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS





                                   TOTAL CASH
                                  COMPENSATION
                                  FOR SERVICES
                                      TO 97
                                 MORGAN STANLEY
                                    FUNDS AND
                                   OTHER FUNDS
                                   IN THE FUND
NAME OF TRUSTEE                     COMPLEX
-------------------------------   ---------------
Michael Bozic .................     $150,150
Edwin J. Garn .................      150,150
Wayne E. Hedien ...............      150,100
Dr. Manuel H. Johnson .........      219,900
Michael E. Nugent .............      228,362
Charles A. Fiumefreddo ........      360,000



     As of the date of this Statement of Additional Information, 51 of the Morgan Stanley Funds, not including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board(1). "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 52 Morgan Stanley Funds (not including the
Fund) for the calendar year ended December 31, 2001, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 52 Morgan Stanley Funds as of December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.


----------

(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

               RETIREMENT BENEFITS FROM ALL MORGAN STANLEY FUNDS





                                                                        RETIREMENT       ESTIMATED
                                                                         BENEFITS         ANNUAL
                                      ESTIMATED                         ACCRUED AS     BENEFITS UPON
                                   CREDITED YEARS       ESTIMATED        EXPENSES       RETIREMENT
                                    OF SERVICE AT     PERCENTAGE OF       BY ALL         FROM ALL
                                     RETIREMENT          ELIGIBLE        ADOPTING        ADOPTING
NAME OF INDEPENDENT TRUSTEE         (MAXIMUM 10)       COMPENSATION        FUNDS         FUNDS(2)
-------------------------------   ----------------   ---------------   ------------   --------------
Michael Bozic .................          10                60.44%         $21,395         $48,443
Edwin J. Garn .................          10                60.44           33,443          49,121
Wayne E. Hedien ...............           9                51.37           44,952          41,437
Dr. Manuel H. Johnson .........          10                60.44           22,022          72,014
Michael E. Nugent .............          10                60.44           38,472          64,157


----------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Eligible Trustee's elections described in Footnote
      (1) on page 21.



IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


     The following owned 5% or more of the outstanding shares of Class A of the Fund as of September 6, 2002: The Perry Company, Ltd., Special Equity, 5211 North Central Expressway, Dallas, TX 75205-3318 - 9.37%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER AND THE SUB-ADVISOR


     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, New York 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Van Kampen Asset Management Inc. is a sub-advisor to the Fund. Van Kampen Asset Management is a wholly-owned subsidiary of Van Kampen Investments Inc. which itself is an indirect wholly-owned subsidiary of Morgan Stanley. The address of Van Kampen Asset Management Inc. and Van Kampen Investments Inc. is 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181.

     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to furnish investment advice concerning individual security selections, asset allocations and overall economic trends and to manage its portion of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund has also retained the Investment Manager to provide administrative services and manage the business affairs of the Fund. The Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the period February 26, 2001 (commencement of operations) through July 31, 2001 and for the fiscal year ended July 31, 2002, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $1,440,938 and $2,732,928, respectively.

     Pursuant to a separate sub-advisory agreement (the "Sub-Advisory Agreement") between the Investment Manager and Van Kampen Asset Management, the Sub-Advisor has been retained, subject to the overall supervision of the Investment Manager and the Trustees of the Fund, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends and to manage its respective portion of the Fund's portfolio, including the placing of orders for the purchase and sale of portfolio securities. As compensation for its services, the Investment Manager pays the Sub-Advisor a fee calculated by applying the annual rate of 0.60% to the portion of the Fund's average daily net assets managed by the Sub-Advisor. For the period February 26, 2001 through July 31, 2001 and for the fiscal year ended July 31, 2002, the Sub-Advisor accrued total compensation under the Sub-Advisory Agreement in the amounts of $288,188 and $546,586, respectively.


     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


     In approving the Management Agreement and the Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager and the Sub-Advisor, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.



B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


C. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND THE SUB-ADVISOR


     The Investment Manager manages the Fund's business affairs and supervises the investment of the Fund's assets. In addition, the Investment Manager and the Sub-Advisor manage the investment of their respective portions of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager and the Sub-Advisor obtain and evaluate the information and advice relating to the economy, securities markets, and specific securities as they consider necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.


     Under the terms of the Management Agreement, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement, by the Sub-Advisor under the Sub-Advisory Agreement, or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager (including the Sub-Advisor); all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager or the Sub-Advisor (not including compensation or expenses of attorneys who are employees of the Investment Manager or the Sub-Advisor); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees, including a majority of the Independent Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.


D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.


E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.0% and 1.0% of the average daily net assets of Class A, Class B and Class C, respectively.


     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the period February 26, 2001 (commencement of operations) through July 31, 2001 and for the fiscal year ended July 31, 2002, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).






                                              FEBRUARY 26, 2001
                           2002             THROUGH JULY 31, 2001
                           ----            ----------------------
Class A .........  FSCs:(1) $   83,101      FSCs:(1) $107,520
                  CDSCs:    $   22,079     CDSCs:    $      0
Class B ......... CDSCs:    $1,566,882     CDSCs:    $465,954
Class C ......... CDSCs:    $   52,199     CDSCs:    $ 43,691


----------
(1)  FSCs apply to Class A only.


     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.


     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended July 31, 2002, of $2,771,906. This amount is equal to 1.00% of the average daily net assets of Class B for the fiscal year. For the fiscal year ended July 31, 2002, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $68,450 and $451,618, respectively, which amounts are equal to 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.


     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.


     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).


     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended July 31, 2002 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $28,453,286 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 20.83% ($5,929,187)--advertising and promotional expenses; (ii) 0.04% ($10,033)--printing of prospectuses for distribution to other than current shareholders; and (iii) 79.13% ($22,514,066)--other expenses, including the gross sales credit and the carrying charge, of which 3.42% ($769,825) represents carrying charges, 39.98% ($9,002,116) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 56.60% ($12,742,125) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended July 31, 2002 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.


     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $22,023,135 as of July 31, 2002 (the end of the Fund's fiscal year), which was equal to 11.48% of the net assets of Class B on such date. Because there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $249,809 in the case of Class C at December 31, 2001 (the end of the calendar year), which amount was equal to 0.50% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


F. OTHER SERVICE PROVIDERS


     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.



     (2) CUSTODIAN AND INDEPENDENT AUDITORS

     The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager, the Sub-Advisor and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


G. CODES OF ETHICS

     The Fund, the Investment Manager, the Sub-Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS


     Subject to the general supervision of the Trustees, the Investment Manager and the Sub-Advisor are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     For the period February 26, 2001 (commencement of operations) through July 31, 2001 and for the fiscal year ended July 31, 2002, the Fund paid a total of $977,822 and $1,947,991, respectively, in brokerage commissions.



B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the period ended July 31, 2001 and for the fiscal year ended July 31, 2002, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the period ended July 31, 2001 and for the fiscal year ended July 31, 2002, the Fund paid a total of $31,973 and $4,526, respectively, in brokerage commissions to Morgan Stanley DW. During the fiscal year ended July 31, 2002, the brokerage commissions paid to Morgan Stanley DW represented approximately 0.23% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 0.39% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

     During the period ended July 31, 2001 and for the fiscal year ended July 31, 2002, the Fund paid a total of $43,330 and $103,473, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended July 31, 2002, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 5.31% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 6.21% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.



C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager and/or the Sub-Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager and/or the Sub-Advisor rely upon their experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Manager and/or the Sub-Advisor effect transactions with those brokers and dealers who they believe provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager and/or the Sub-Advisor believe the prices and executions are obtainable from more than one broker or dealer, they may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager and/or the Sub-Advisor. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager and/or the Sub-Advisor from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager, the Sub-Advisor and certain of their affiliates each currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager, the Sub-Advisor and their affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager, the Sub-Advisor and their affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


     During the fiscal year ended July 31, 2002, the Fund paid $1,668,549 in brokerage commissions in connection with transactions in the aggregate amount of $1,148,628,353 to brokers because of research services provided.



E. REGULAR BROKER-DEALERS


     During the fiscal year ended July 31, 2002, the Fund purchased securities issued by Goldman Sachs & Co., which issuer was among the ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At July 31, 2002, the Fund held securities issued by Bank of America Securities LLC, Bank of New York (The), Goldman Sachs & Co., and Lehman Brothers Inc., with market values of $1,083,950, $1,637,823, $1,865,325 and $255,195, respectively.



VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.



VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES


     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transactions pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to a CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.


B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services--E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net assets value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager and/or the Sub-Advisor that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.


     Futures are valued at the latest price published by the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options and futures transactions, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.


X. UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."


XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------


     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of Class A, Class B, Class C and Class D for the one year period ended July 31, 2002 and for the period February 26, 2001 (commencement of operations) through July 31, 2002 were as follows: Class
A: -32.83% and -32.43%, respectively; Class B: -33.20% and -32.36%, respectively; Class C: -30.39% and -30.39%, respectively; and Class D: -28.87% and -29.66%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction of any applicable sales charge. Based on this calculation, the annual total returns of Class A, Class B, Class C and Class D for the one year period ended July 31, 2002 and for the period February 26, 2001 through July 31, 2002 were as follows:
Class A: -29.11% and -29.82%, respectively; Class B: -29.68% and -30.39%, respectively; Class C: -29.68% and -30.39%, respectively; and Class D: -28.87% and -29.66%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns of Class A, Class B, Class C and Class D for the one year period ended July 31, 2002 and for the period February 26, 2001 through July 31, 2002 were as follows: Class A: -29.11% and -39.60%, respectively; Class B: -29.68% and -40.30%, respectively; Class C: -29.68% and -40.30%, respectively; and Class D:
-28.87% and -39.40%, respectively.


     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date

(expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have declined to the following amounts at July 31, 2002.






                                    INVESTMENT AT INCEPTION OF:
                     INCEPTION   ---------------------------------
CLASS                  DATE       $10,000     $50,000     $100,000
-----------------   ----------   ---------   ---------   ---------
Class A .........   02/26/01      $5,723     $28,992     $58,588
Class B .........   02/26/01      $5,970     $29,850     $59,700
Class C .........   02/26/01      $5,970     $29,850     $59,700
Class D .........   02/26/01      $6,060     $30,300     $60,600



     The after tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns (after taxes on distributions) for Class B for the one year and the life of the Fund periods ended July 31, 2002 were -33.20% and -32.36%, respectively, and the average annual total returns (after taxes on distributions and redemptions) for Class B for the one year and the life of the Fund periods ended July 31, 2002 were -20.38% and -25.43%, respectively.



     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     EXPERTS. The financial statements of the Fund for the fiscal year ended July 31, 2002 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.



                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Morgan Stanley All Star Growth Fund
PORTFOLIO OF INVESTMENTS [|] JULY 31, 2002


      NUMBER OF
       SHARES                                                       VALUE
--------------------------------------------------------------------------------
                       Common Stocks (97.2%)
                       Advertising/Marketing
                         Services (0.5%)
     9,500             Dun & Bradstreet Corp.* ..........   $  307,325
    13,750             Harte-Hanks Communications
                         Inc. ...........................      266,337
    13,100             Lamar Advertising Co.* ...........      413,698
     9,200             Valassis Communications,
                         Inc.* ..........................      337,640
                                                            ----------
                                                             1,325,000
                                                            ----------
                       Aerospace & Defense (2.3%)
     8,650             Alliant Techsystems, Inc.* .......      531,110
    18,600             General Dynamics Corp. ...........    1,505,112
    12,800             L-3 Communications Holdings,
                         Inc.* ..........................      591,616
    23,200             Lockheed Martin Corp. ............    1,487,352
    12,400             Northrop Grumman Corp. ...........    1,372,680
    11,000             Raytheon Co. .....................      358,380
                                                            ----------
                                                             5,846,250
                                                            ----------
                       Air Freight/Couriers (0.5%)
    11,200             C.H. Robinson Worldwide, Inc.           336,000
    13,850             Expeditors International of
                         Washington, Inc. ...............      408,575
     5,900             FedEx Corp. ......................      300,605
     3,900             United Parcel Service, Inc.
                         (Class B) ......................      254,826
                                                            ----------
                                                             1,300,006
                                                            ----------
                       Apparel/Footwear (0.7%)
    58,900             Coach, Inc.* .....................    1,342,920
     9,200             Jones Apparel Group, Inc.* .......      313,076
     3,900             Nike, Inc. (Class B) .............      192,231
                                                            ----------
                                                             1,848,227
                                                            ----------
                       Apparel/Footwear Retail (1.7%)
    37,450             Abercrombie & Fitch Co.
                         (Class A)* .....................      846,370
    14,300             Chico's FAS, Inc.* ...............      225,797
     8,400             Hot Topic, Inc.* .................      130,620
    18,245             Industria de Disend Textil, S.A.
                         (Spain) ........................      356,653
    94,450             Limited Brands, Inc. .............    1,697,266
    28,900             Ross Stores, Inc. ................    1,088,374
                                                            ----------
                                                             4,345,080
                                                            ----------

      NUMBER OF
       SHARES                                                       VALUE
--------------------------------------------------------------------------------
                       Auto Parts: O.E.M. (0.3%)
    20,000             ArvinMeritor, Inc. ...............   $  423,200
     9,200             Gentex Corp.* ....................      268,548
                                                            ----------
                                                               691,748
                                                            ----------
                       Beverages: Alcoholic (1.6%)
    48,650             Anheuser-Busch Companies,
                         Inc. ...........................    2,515,691
     2,900             Brown-Forman Corp. (Class B)            196,562
    18,300             Constellation Brands Inc.
                         (Class A)* .....................      525,942
     4,600             Coors (Adolph) Co. (Class B)......      277,886
    23,748             Diageo PLC .......................      288,276
                                                            ----------
                                                             3,804,357
                                                            ----------
                       Beverages: Non-Alcoholic (1.6%)
    70,300             Coca-Cola Co. (The) ..............    3,510,782
    15,000             Coca-Cola Enterprises Inc. .......      279,300
     3,700             Pepsi Bottling Group, Inc.
                         (The) ..........................       91,464
                                                            ----------
                                                             3,881,546
                                                            ----------
                       Biotechnology (4.4%)
    53,120             Amgen Inc.* ......................    2,424,397
    16,650             Biogen, Inc.* ....................      598,900
    11,900             Celgene Corp.* ...................      204,323
    11,000             Cephalon, Inc.* ..................      528,000
    59,750             Gilead Sciences, Inc.* ...........    1,820,582
    51,100             IDEC Pharmaceuticals Corp.*           2,278,549
    43,150             MedImmune, Inc.* .................    1,283,281
    12,750             Millennium Pharmaceuticals,
                         Inc.* ..........................      158,355
     1,100             Neurocrine Biosciences, Inc.*            40,381
     7,350             NPS Pharmaceuticals, Inc.* .......      160,009
    15,800             Scios, Inc.* .....................      495,488
    11,250             Transkaryotic Therapies, Inc.*          433,687
    10,400             Trimeris, Inc.* ..................      486,408
                                                            ----------
                                                            10,912,360
                                                            ----------
                       Broadcasting (1.7%)
    12,800             Entercom Communications
                         Corp.* .........................      554,240
    44,050             Radio One, Inc. (Class D)* .......      616,700
    55,200             Univision Communications,
                         Inc. (Class A)* ................    1,578,168


                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
PORTFOLIO OF INVESTMENTS [|] JULY 31, 2002 continued





      NUMBER OF
       SHARES                                                         VALUE
----------------------------------------------------------------------------------
   9,100               USA Interactive* ...................   $    200,646
  39,500               Westwood One, Inc.* ................      1,254,125
                                                              ------------
                                                                 4,203,879
                                                              ------------
                       Building Products (0.1%)
   2,500               American Standard
                         Companies, Inc.* .................        178,775
                                                              ------------
                       Casino/Gaming (1.0%)
  72,450               GTECH Holdings Corp.* ..............      1,445,377
   6,900               Harrah's Entertainment, Inc.* ......        326,508
  10,600               MGM Mirage * .......................        371,000
  47,850               Park Place Entertainment
                         Corp.* ...........................        439,263
                                                              ------------
                                                                 2,582,148
                                                              ------------
                       Catalog/Specialty Distribution (0.1%)
   5,650               J. Jill Group Inc.* ................        125,995
                                                              ------------
                       Chemicals: Major Diversified (0.2%)
   9,100               Du Pont (E.I.) de Nemours &
                         Co. ..............................        381,381
                                                              ------------
                       Chemicals: Specialty (0.2%)
   6,600               Air Products & Chemicals, Inc.              292,050
   5,400               Sigma-Aldrich Corp. ................        258,768
                                                              ------------
                                                                   550,818
                                                              ------------
                       Computer Communications (1.6%)
 52,050                Brocade Communications
                         Systems, Inc.* ...................        975,937
169,550                Cisco Systems, Inc.* ...............      2,236,364
 30,550                Emulex Corp.* ......................        707,538
 11,650                Extreme Networks, Inc.* ............        121,160
                                                              ------------
                                                                 4,040,999
                                                              ------------
                       Computer Peripherals (0.5%)
 14,700                EMC Corp.* .........................        110,250
  6,450                Lexmark International, Inc. * ......        315,276
 10,500                Network Appliance, Inc.* ...........         88,830
 17,950                QLogic Corp.* ......................        731,462
                                                              ------------
                                                                 1,245,818
                                                              ------------
                       Computer Processing
                         Hardware (1.8%)
125,700                Dell Computer Corp.* ...............      3,133,701
 17,950                International Business
                         Machines Corp. ...................      1,263,680
                                                              ------------
                                                                 4,397,381
                                                              ------------


      NUMBER OF
       SHARES                                                         VALUE
----------------------------------------------------------------------------------
                       Containers/Packaging (0.3%)
 45,200                Pactiv Corp.* ......................   $    821,284
                                                              ------------
                       Contract Drilling (1.1%)
 25,900                ENSCO International Inc. ...........        669,515
 32,700                GlobalSantaFe Corp. ................        737,058
  2,500                Nabors Industries, Ltd.
                         (Barbados)* ......................         76,300
 28,550                Noble Corp.* .......................        925,020
  6,500                Rowan Companies, Inc. ..............        127,205
 11,400                Transocean Inc. ....................        290,700
                                                              ------------
                                                                 2,825,798
                                                              ------------
                       Data Processing Services (1.2%)
 31,450                Affiliated Computer Services,
                         Inc. (Class A)* ..................      1,477,521
 27,800                BISYS Group, Inc. (The)* ...........        642,180
  9,200                Certergy Inc.* .....................        301,024
  6,800                CheckFree Corp.* ...................         67,728
 13,700                DST Systems, Inc.* .................        461,690
                                                              ------------
                                                                 2,950,143
                                                              ------------
                       Department Stores (0.2%)
  5,700                Kohl's Corp.* ......................        376,200
  3,200                Sears, Roebuck & Co. ...............        150,944
                                                              ------------
                                                                   527,144
                                                              ------------
                       Discount Stores (3.3%)
 11,900                99 Cents Only Stores* ..............        290,122
 54,950                BJ's Wholesale Club, Inc.* .........      1,931,492
 46,450                Dollar General Corp. ...............        797,082
 29,800                Dollar Tree Stores, Inc.* ..........        929,656
  9,200                Family Dollar Stores, Inc. .........        278,668
 78,700                Wal-Mart Stores, Inc. ..............      3,870,466
                                                              ------------
                                                                 8,097,486
                                                              ------------
                       Electric Utilities (0.1%)
  3,700                Consolidated Edison, Inc. ..........        158,545
                                                              ------------
                       Electrical Products (0.2%)
 13,950                Molex Inc. .........................        407,061
                                                              ------------
                       Electronic Components (0.5%)
  3,850                Amphenol Corp. (Class A)* ..........        144,952
 50,250                Jabil Circuit, Inc.* ...............        893,947
 11,800                Vishay Intertechnology, Inc.*.......        201,190
                                                              ------------
                                                                 1,240,089
                                                              ------------


                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
PORTFOLIO OF INVESTMENTS [|] JULY 31, 2002 continued





      NUMBER OF
       SHARES                                                      VALUE
-------------------------------------------------------------------------------
                       Electronic Distributors (0.4%)
22,350                 CDW Computer Centers,
                         Inc.* .........................   $  1,068,330
                                                           ------------
                       Electronic Equipment/
                         Instruments (0.2%)
 9,600                 Diebold, Inc. ...................        327,072
49,950                 JDS Uniphase Corp.* .............        125,874
                                                           ------------
                                                                452,946
                                                           ------------
                       Electronic Production
                         Equipment (1.0%)
28,500                 Applied Materials, Inc.* ........        423,795
20,700                 Celestica, Inc.* ................        444,015
19,350                 KLA-Tencor Corp.* ...............        762,196
22,900                 Lam Research Corp.* .............        281,670
 6,500                 Novellus Systems, Inc.* .........        175,435
11,450                 Synopsys, Inc.* .................        489,716
                                                           ------------
                                                              2,576,827
                                                           ------------
                       Engineering & Construction (0.1%)
 9,200                 Jacobs Engineering Group,
                         Inc.* .........................        319,148
                                                           ------------
                       Finance/Rental/Leasing (2.5%)
11,600                 Countrywide Credit Industries,
                         Inc. ..........................        589,396
 3,300                 Fannie Mae ......................        247,137
65,600                 Freddie Mac .....................      4,063,920
33,000                 Ryder System, Inc. ..............        863,610
 4,700                 SLM Corp. .......................        427,700
                                                           ------------
                                                              6,191,763
                                                           ------------
                       Financial Conglomerates (1.5%)
44,450                 American Express Co. ............      1,567,307
50,600                 Citigroup, Inc. .................      1,697,124
11,000                 Investors Financial Services
                         Corp. .........................        338,470
                                                           ------------
                                                              3,602,901
                                                           ------------
                       Financial Publishing/Services (1.1%)
39,200                 Moody's Corp. ...................      1,944,320
30,600                 SunGard Data Systems Inc.*.......        717,570
                                                           ------------
                                                              2,661,890
                                                           ------------
                       Food Retail (0.3%)
17,500                 Whole Foods Market, Inc.* .......        767,725
                                                           ------------


      NUMBER OF
       SHARES                                                      VALUE
-------------------------------------------------------------------------------
                       Food: Major Diversified (0.8%)
 6,000                 Kellogg Co.  ....................   $    206,640
 5,800                 Kraft Foods Inc. (Class A) ......        214,600
   700                 Nestle S.A. (Registered
                         Shares) .......................        150,074
23,500                 PepsiCo, Inc. ...................      1,009,090
 5,200                 Unilever NV (Share
                       Certificates) ...................        293,259
                                                           ------------
                                                              1,873,663
                                                           ------------
                       Food: Meat/Fish/Dairy (0.5%)
23,000                 Dean Foods Co.* .................        766,820
 5,500                 Dreyer's Grand Ice Cream,
                         Inc. ..........................        368,280
                                                           ------------
                                                              1,135,100
                                                           ------------
                       Food: Specialty/Candy (0.5%)
25,938                 Cadbury Schweppes PLC ...........        179,949
 8,000                 Hershey Foods Corp. .............        627,680
22,900                 McCormick & Co., Inc.
                         (Non-Voting) ..................        520,975
                                                           ------------
                                                              1,328,604
                                                           ------------
                       Home Building (0.5%)
24,300                 Lennar Corp. ....................      1,233,225
                                                           ------------
                       Home Furnishings (0.2%)
 7,947                 Mohawk Industries, Inc.* ........        377,482
                                                           ------------
                       Home Improvement Chains (1.0%)
12,800                 Fastenal Co. ....................        487,296
48,200                 Home Depot, Inc. (The) ..........      1,488,416
14,400                 Lowe's Companies, Inc. ..........        545,040
                                                           ------------
                                                              2,520,752
                                                           ------------
                       Hospital/Nursing Management (2.7%)
64,350                 HCA Inc. ........................      3,024,450
39,450                 Tenet Healthcare Corp.* .........      1,879,792
29,600                 Triad Hospitals, Inc.* ..........      1,183,408
11,400                 Universal Health Services, Inc.
                         (Class B)* ....................        538,992
                                                           ------------
                                                              6,626,642
                                                           ------------
                       Hotels/Resorts/Cruiselines (0.7%)
71,650                 Starwood Hotels & Resorts
                         Worldwide, Inc. ...............      1,841,405
                                                           ------------


                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
PORTFOLIO OF INVESTMENTS [|] JULY 31, 2002 continued





      NUMBER OF
       SHARES                                                        VALUE
---------------------------------------------------------------------------------
                       Household/Personal Care (2.1%)
   3,100               Alberto-Culver Co. (Class B) ......   $    147,281
   6,600               Avon Products, Inc. ...............        305,316
   6,800               Clorox Co. (The) ..................        261,800
  16,000               Dial Corp. (The) ..................        320,320
  11,000               Gillette Co. (The) ................        361,680
   9,700               Kimberly-Clark Corp. ..............        592,185
  36,750               Procter & Gamble Co. (The) ........      3,270,382
                                                             ------------
                                                                5,258,964
                                                             ------------
                       Industrial Conglomerates (3.1%)
  5,300                3M Co. ............................        666,899
182,200                General Electric Co. ..............      5,866,840
  4,500                ITT Industries, Inc. ..............        287,460
  5,700                SPX Corp.* ........................        595,650
  5,300                United Technologies Corp. .........        368,350
                                                             ------------
                                                                7,785,199
                                                             ------------
                       Industrial Specialties (0.8%)
  6,900                Donaldson Co., Inc. ...............        231,288
 31,400                Ecolab, Inc. ......................      1,442,830
 16,200                RPM, Inc. .........................        231,984
                                                             ------------
                                                                1,906,102
                                                             ------------
                       Information Technology
                         Services (0.3%)
  3,700                Anteon International Corp.* .......         72,964
 17,150                PeopleSoft, Inc.* .................        308,357
 11,400                Reynolds & Reynolds Co.
                         (The) (Class A) .................        283,860
                                                             ------------
                                                                  665,181
                                                             ------------
                       Insurance Brokers/Services (0.7%)
 24,683                ChoicePoint Inc.* .................      1,033,971
 11,600                Gallagher (Arthur J.) & Co. .......        341,156
 14,450                Willis Group Holdings Ltd.* .......        457,198
                                                             ------------
                                                                1,832,325
                                                             ------------
                       Integrated Oil (0.3%)
 14,600                Exxon Mobil Corp. .................        536,696
  5,800                Royal Dutch Petroleum Co.
                         (NY Registered Shares)
                         (Netherlands) ...................        265,060
                                                             ------------
                                                                  801,756
                                                             ------------


      NUMBER OF
       SHARES                                                        VALUE
---------------------------------------------------------------------------------
                       Internet Software/Services (0.1%)
 20,150                BEA Systems, Inc.* ................   $    111,832
 22,800                Siebel Systems, Inc.* .............        214,320
                                                             ------------
                                                                  326,152
                                                             ------------
                       Investment Banks/Brokers (1.1%)
  2,600                Bear Stearns Companies, Inc.
                         (The) ...........................        156,572
 25,500                Goldman Sachs Group, Inc.
                         (The) ...........................      1,865,325
 11,400                Legg Mason, Inc. ..................        486,096
  4,500                Lehman Brothers Holdings,
                         Inc. ............................        255,195
                                                             ------------
                                                                2,763,188
                                                             ------------
                       Investment Managers (0.5%)
  6,750                Affiliated Managers Group,
                         Inc.* ...........................        318,735
  9,600                Eaton Vance Corp.
                         (Non-Voting) ....................        256,896
  7,800                Federated Investors, Inc.
                         (Class B) .......................        221,676
  5,700                Franklin Resources, Inc. ..........        195,681
  6,900                Neuberger Berman Inc. .............        210,312
                                                             ------------
                                                                1,203,300
                                                             ------------
                       Life/Health Insurance (0.2%)
 19,850                AFLAC, Inc. .......................        623,488
                                                             ------------
                       Major Banks (1.9%)
 16,300                Bank of America Corp. .............      1,083,950
 51,150                Bank of New York Co., Inc.
                         (The) ...........................      1,637,823
 22,600                Bank One Corp. ....................        879,366
  4,100                Comerica, Inc. ....................        238,456
 18,000                Wells Fargo & Co. .................        915,480
                                                             ------------
                                                                4,755,075
                                                             ------------
                       Major Telecommunications (0.3%)
 23,150                Verizon Communications Inc.........        763,950
                                                             ------------
                       Managed Health Care (2.0%)
  9,200                Aetna Inc. ........................        401,856
  6,550                Anthem, Inc.* .....................        444,614
 28,500                Caremark Rx, Inc.* ................        447,450
 16,500                First Health Group Corp.* .........        414,810


                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
PORTFOLIO OF INVESTMENTS [|] JULY 31, 2002 continued



      NUMBER OF
       SHARES                                                        VALUE
---------------------------------------------------------------------------------
 9,200                 Mid Atlantic Medical Services,
                         Inc.* ...........................   $    299,552
13,700                 Oxford Health Plans, Inc.* ........        589,374
20,500                 UnitedHealth Group Inc. ...........      1,797,030
 8,300                 WellPoint Health Networks,
                         Inc.* ...........................        593,450
                                                             ------------
                                                                4,988,136
                                                             ------------
                       Media Conglomerates (1.0%)
66,750                 Viacom, Inc. (Class B)
                         (Non-Voting)* ...................      2,597,910
                                                             ------------
                       Medical Distributors (0.7%)
15,850                 AmerisourceBergen Corp. ...........      1,061,791
 6,900                 Henry Schein, Inc.* ...............        296,424
 9,300                 Patterson Dental Co.* .............        430,404
                                                             ------------
                                                                1,788,619
                                                             ------------
                       Medical Specialties (3.1%)
38,500                 Boston Scientific Corp.* ..........      1,154,615
13,750                 DENTSPLY International, Inc........        545,050
 9,200                 Hillenbrand Industries, Inc. ......        497,352
31,800                 Medtronic, Inc. ...................      1,284,720
38,250                 St. Jude Medical, Inc.* ...........      1,453,500
36,900                 Varian Medical Systems,
                         Inc.* ...........................      1,542,420
34,290                 Zimmer Holdings, Inc.* ............      1,276,617
                                                             ------------
                                                                7,754,274
                                                             ------------
                       Medical/Nursing Services (0.5%)
40,550                 Lincare Holdings, Inc.* ...........      1,272,459
                                                             ------------
                       Miscellaneous Commercial
                         Services (0.5%)
20,200                 Iron Mountain Inc.* ...............        600,950
21,150                 Sabre Holdings Corp.* .............        560,898
                                                             ------------
                                                                1,161,848
                                                             ------------
                       Miscellaneous Manufacturing (0.2%)
 4,700                 Danaher Corp. .....................        291,635
 6,900                 Pentair, Inc. .....................        280,623
                                                             ------------
                                                                  572,258
                                                             ------------
                       Motor Vehicles (0.3%)
 6,750                 Harley-Davidson, Inc. .............        319,680
11,000                 Honda Motor Co., Ltd. .............        456,995
                                                             ------------
                                                                  776,675
                                                             ------------

      NUMBER OF
       SHARES                                                        VALUE
---------------------------------------------------------------------------------
                       Movies/Entertainment (0.2%)
 7,100                 Fox Entertainment Group, Inc.
                         (Class A)* ......................   $    141,645
23,450                 Regal Entertainment Group
                         (Class A)* ......................        463,607
                                                             ------------
                                                                  605,252
                                                             ------------
                       Multi-Line Insurance (0.7%)
34,400                 American International Group,
                         Inc. ............................      2,198,848
                                                             ------------
                       Office Equipment/Supplies (0.0%)
 1,400                 Avery Dennison Corp. ..............         87,094
                                                             ------------
                       Oil & Gas Production (0.4%)
13,600                 Ocean Energy, Inc. ................        270,640
24,500                 Pioneer Natural Resources
                         Co.* ............................        593,145
11,400                 Suncor Energy, Inc. (Canada).......        188,784
                                                             ------------
                                                                1,052,569
                                                             ------------
                       Oilfield Services/Equipment (2.8%)
78,750                 Baker Hughes Inc. .................      2,110,500
63,950                 BJ Services Co.* ..................      2,039,366
 8,800                 Schlumberger Ltd. .................        377,696
24,000                 Smith International, Inc.* ........        758,640
39,050                 Weatherford International
                         Ltd.* ...........................      1,583,868
                                                             ------------
                                                                6,870,070
                                                             ------------
                       Other Consumer Services (2.5%)
26,450                 Apollo Group, Inc. (Class A)*......      1,038,163
26,850                 Block (H.&R.), Inc. ...............      1,296,318
15,850                 Career Education Corp.* ...........        699,619
12,800                 Corinthian Colleges, Inc.* ........        403,840
17,400                 eBay, Inc.* .......................        993,366
18,200                 ServiceMaster Co. (The) ...........        222,040
33,950                 Weight Watchers International,
                         Inc.* ...........................      1,481,918
                                                             ------------
                                                                6,135,264
                                                             ------------
                       Other Consumer Specialties (0.1%)
 6,900                 Fortune Brands, Inc. ..............        360,870
                                                             ------------
                       Packaged Software (4.9%)
25,150                 Adobe Systems, Inc. ...............        602,594
 7,350                 BMC Software, Inc.* ...............         98,858


                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
PORTFOLIO OF INVESTMENTS [|] JULY 31, 2002 continued





      NUMBER OF
       SHARES                                                            VALUE
-------------------------------------------------------------------------------------
  9,300                Cadence Design Systems,
                         Inc.* ...............................   $    115,785
 32,250                Intuit Inc.* ..........................      1,418,355
 23,950                Mercury Interactive Corp.* ............        613,599
133,600                Microsoft Corp.* ......................      6,410,128
  4,050                NetIQ Corp.* ..........................         80,231
  7,550                Network Associates, Inc.* .............         91,733
 87,400                Oracle Corp.* .........................        874,787
 19,750                Rational Software Corp.* ..............        132,720
 26,500                Symantec Corp.* .......................        888,810
 26,200                TIBCO Software, Inc.* .................        142,004
 38,450                VERITAS Software Corp.* ...............        647,114
                                                                 ------------
                                                                   12,116,718
                                                                 ------------
                       Personnel Services (0.4%)
 27,100                Manpower, Inc. ........................      1,020,586
                                                                 ------------
                       Pharmaceuticals: Major (5.0%)
 13,300                Abbott Laboratories ...................        550,753
 69,550                Johnson & Johnson .....................      3,686,150
  3,800                Lilly (Eli) & Co. .....................        221,996
  4,400                Merck & Co., Inc. .....................        218,240
178,625                Pfizer, Inc. ..........................      5,778,519
  7,300                Schering-Plough Corp. .................        186,150
 49,325                Wyeth .................................      1,968,068
                                                                 ------------
                                                                   12,609,876
                                                                 ------------
                       Pharmaceuticals: Other (0.6%)
  4,550                Allergan, Inc. ........................        275,230
 13,400                Forest Laboratories, Inc.* ............      1,038,098
  2,300                Teva Pharmaceutical
                         Industries Ltd. (ADR)
                         (Israel) ............................        153,412
                                                                 ------------
                                                                    1,466,740
                                                                 ------------
                       Precious Metals (0.7%)
  6,500                Barrick Gold Corp. (Canada) ...........         99,580
 25,200                Gold Fields Ltd. (ADR) (South
                         Africa) .............................        251,496
 50,800                Goldcorp Inc. (Canada) ................        430,784
 40,500                Newmont Mining Corp. Hldg
                         Co. .................................        988,200
  5,800                Placer Dome Inc. (Canada) .............         48,546
                                                                 ------------
                                                                    1,818,606
                                                                 ------------


      NUMBER OF
       SHARES                                                            VALUE
-------------------------------------------------------------------------------------
                       Property - Casualty Insurers (0.5%)
 13,300                Allstate Corp. (The) ..................   $    505,533
  7,850                Everest Re Group, Ltd.
                         (Barbados) ..........................        429,788
  6,600                RenaissanceRe Holdings Ltd.
                         (Bermuda) ...........................        257,400
                                                                 ------------
                                                                    1,192,721
                                                                 ------------
                       Publishing: Newspapers (0.5%)
 14,300                Belo Corp. (Series A) .................        312,455
  5,200                Gannett Co., Inc. .....................        373,932
 10,500                New York Times Co. (The)
                         (Class A) ...........................        475,125
                                                                 ------------
                                                                    1,161,512
                                                                 ------------
                       Railroads (0.3%)
  7,700                CSX Corp. .............................        266,189
 15,400                Norfolk Southern Corp. ................        311,850
  5,000                Union Pacific Corp. ...................        293,350
                                                                 ------------
                                                                      871,389
                                                                 ------------
                       Recreational Products (2.2%)
 38,050                Activision, Inc.* .....................      1,092,796
 11,400                Brunswick Corp. .......................        260,832
 47,450                Electronic Arts Inc.* .................      2,855,541
  8,100                International Game
                         Technology* .........................        471,825
 32,100                Mattel, Inc. ..........................        603,801
  4,600                Polaris Industries Inc. ...............        312,846
                                                                 ------------
                                                                    5,597,641
                                                                 ------------
                       Regional Banks (1.4%)
 11,400                Commerce Bancorp, Inc. ................        526,908
 26,200                Compass Bancshares, Inc. ..............        843,378
 13,900                Fifth Third Bancorp ...................        918,373
  9,300                North Fork Bancorporation,
                         Inc. ................................        377,673
  9,200                TCF Financial Corp. ...................        436,632
 13,750                Union Planters Corp. ..................        421,300
                                                                 ------------
                                                                    3,524,264
                                                                 ------------
                       Restaurants (2.2%)
 22,200                Brinker International, Inc.* ..........        723,720
 39,150                CBRL Group, Inc. ......................      1,171,368
  4,200                Cheesecake Factory, Inc.
                         (The)* ..............................        152,208
 18,650                Jack in the Box Inc.* .................        516,605


                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
PORTFOLIO OF INVESTMENTS [|] JULY 31, 2002 continued



      NUMBER OF
       SHARES                                                         VALUE
----------------------------------------------------------------------------------
  13,300               Outback Steakhouse, Inc.* ..........   $    424,802
  18,100               Starbucks Corp.* ...................        355,303
  28,150               Wendy's International, Inc. ........      1,035,639
  33,100               Yum! Brands, Inc.* .................      1,022,790
                                                              ------------
                                                                 5,402,435
                                                              ------------
                       Savings Banks (0.5%)
  21,550               Charter One Financial, Inc. ........        730,976
   4,800               Golden West Financial Corp. ........        315,600
  11,400               Roslyn Bancorp, Inc. ...............        246,263
                                                              ------------
                                                                 1,292,839
                                                              ------------
                       Semiconductors (3.8%)
  88,300               Agere Systems, Inc.
                         (Class B)* .......................        172,185
  10,700               Altera Corp.* ......................        126,581
   9,600               Broadcom Corp. (Class A)* ..........        180,096
  14,800               Cypress Semiconductor
                         Corp.* ...........................        169,904
  31,050               Fairchild Semiconductor Corp.
                         (Class A)* .......................        553,622
  25,250               Integrated Device Technology,
                         Inc.* ............................        323,200
129,250                Intel Corp. ........................      2,428,608
  4,450                International Rectifier Corp.*......        102,617
 21,150                Intersil Corp. (Class A)* ..........        460,859
 28,850                Linear Technology Corp. ............        781,258
  9,500                Marvell Technology Group Ltd.
                         (Bermuda)* .......................        181,925
 12,050                Maxim Integrated Products,
                         Inc.* ............................        423,919
 63,000                Microchip Technology Inc.* .........      1,387,260
 18,300                Micron Technology, Inc.* ...........        356,667
  6,700                National Semiconductor
                         Corp.* ...........................        121,337
 14,000                PMC - Sierra, Inc.* ................        133,700
 12,400                Semtech Corp.* .....................        243,784
  9,994                Skyworks Solutions, Inc.* ..........         28,983
 54,550                Texas Instruments, Inc. ............      1,262,833
                                                              ------------
                                                                 9,439,338
                                                              ------------
                       Services to the Health
                         Industry (1.3%)
  9,200                Accredo Health, Inc.* ..............        438,849
  9,200                Express Scripts, Inc.
                         (Class A)* .........................        478,400


      NUMBER OF
       SHARES                                                         VALUE
----------------------------------------------------------------------------------
 43,450                Laboratory Corp. of America
                         Holdings* ........................   $  1,490,335
  9,200                Quest Diagnostics Inc.* ............        555,588
  8,150                Stericycle, Inc.* ..................        269,032
                                                              ------------
                                                                 3,232,204
                                                              ------------
                       Specialty Insurance (0.5%)
  6,500                Ambac Financial Group, Inc. ........        409,695
 11,300                Fidelity National Financial,
                         Inc. .............................        334,367
  8,000                MBIA, Inc. .........................        396,720
                                                              ------------
                                                                 1,140,782
                                                              ------------
                       Specialty Stores (1.2%)
  4,600                AutoZone, Inc.* ....................        339,250
 18,200                Bed Bath & Beyond Inc.* ............        564,200
 22,700                Michaels Stores, Inc.* .............        840,581
 13,700                Pier 1 Imports, Inc. ...............        237,010
 18,300                Staples, Inc.* .....................        305,427
 26,600                Williams-Sonoma, Inc.* .............        605,150
                                                              ------------
                                                                 2,891,618
                                                              ------------
                       Specialty Telecommunications (0.0%)
 44,450                Crown Castle International
                         Corp.* ...........................        102,235
                                                              ------------
                       Steel (0.4%)
 17,200                Nucor Corp. ........................        960,276
                                                              ------------
                       Telecommunication Equipment (0.7%)
  6,700                Advanced Fibre
                         Communications, Inc.* ............        115,441
 18,600                CIENA Corp.* .......................         74,958
  5,850                Harris Corp. .......................        187,844
 69,300                Motorola, Inc. .....................        803,880
127,800                Nortel Networks Corp.
                         (Canada)* ........................        123,966
  6,300                QUALCOMM Inc.* .....................        173,124
 25,000                RF Micro Devices, Inc.* ............        166,500
                                                              ------------
                                                                 1,645,713
                                                              ------------
                       Tobacco (1.1%)
 15,200                Loews Corp. - Carolina
                         Group ............................        375,440
 50,050                Philip Morris Companies, Inc........      2,304,803
                                                              ------------
                                                                 2,680,243
                                                              ------------


                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
PORTFOLIO OF INVESTMENTS [|] JULY 31, 2002 continued



 NUMBER OF
  SHARES                                                  VALUE
-----------------------------------------------------------------
             Tools/Hardware (0.1%)
 2,900       Black & Decker Corp. (The) ..........   $    131,950
                                                     ------------
             Trucking (0.2%)
 5,400       Landstar System, Inc.* ..............        538,974
                                                     ------------
             Trucks/Construction/Farm
               Machinery (0.3%)
47,900       AGCO Corp.* .........................        858,847
                                                     ------------
             Wholesale Distributors (0.1%)
 9,900       Genuine Parts Co. ...................        304,029
                                                     ------------
             Wireless Telecommunications (0.2%)
44,450       Nextel Communications, Inc.
               (Class A)* ........................        254,699
 9,600       Vodafone Group PLC (ADR)
               (United Kingdom) ..................        145,632
                                                     ------------
                                                          400,331
                                                     ------------
             Total Common Stocks
             (Cost $266,366,061)..................    242,576,414
                                                     ------------




  PRINCIPAL
  AMOUNT IN
  THOUSANDS
------------
               U.S. Government Obligation (0.8)%
$   2,000      U.S. Treasury Note 4.875%
                 due 02/15/12
                 (Cost $2,000,000).........      2,063,282
                                              ------------
               Short-Term Investment (2.9%)
               Repurchase Agreement
    7,152      Joint repurchase agreement
                 account 1.84% due
                 08/01/02 (dated
                 07/31/02; proceeds
                 $7,152,366) (a)
                 (Cost $7,152,000).........      7,152,000
                                              ------------




                                                    VALUE
                                               ---------------
Total Investments
(Cost $275,518,061) (b).........   100.9 %      $251,791,696

Liabilities in Excess of Other
Assets .........................   (0.9)          (2,318,703)
                                   ----         ------------
Net Assets .....................   100.0 %      $249,472,993
                                   =====        ============

---------------------------
ADR   American Depository Receipt.

 *    Non-income producing security.

 (a)  Collateralized by federal agency and U.S. Treasury obligations.

 (b) The aggregate cost for federal income tax purposes is $295,432,850. The aggregate gross unrealized appreciation is $4,675,600 and the aggregate gross unrealized depreciation is $48,316,754, resulting in net unrealized depreciation of $43,641,154.

Forward Foreign Currency Contracts Open at July 31, 2002:

                                                  UNREALIZED
   CONTRACTS       IN EXCHANGE     DELIVERY      APPRECIATON/
  TO RECEIVE           FOR           DATE       (DEPRECIATION)
--------------   --------------   ----------   ---------------
  $   93,099     EUR  94,700      08/01/02         $  540
  GBP 99,945     $   157,253      08/01/02           (910)
  GBP 16,646     $    26,190      08/01/02           (151)
  GBP 67,432     $   105,618      08/02/02           (135)
                                                   ------
  Net unrealized depreciation ............         $ (656)
                                                   ======


Currency Abbreviations:
-----------------------
EUR    Euro.
GBP    British Pound.

                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
FINANCIAL STATEMENTS


Statement of Assets and Liabilities
July 31, 2002





Assets:
Investments in securities, at value
 (cost $275,518,061)..............................................    $  251,791,696
Foreign Cash .....................................................           147,260
Receivable for:
  Investments sold ...............................................         6,676,666
  Shares of beneficial interest sold .............................           149,006
  Dividends ......................................................            78,071
  Interest .......................................................            45,345
Prepaid expenses and other assets ................................           230,568
                                                                      --------------
  Total Assets ...................................................       259,118,612
                                                                      --------------
Liabilities:
Payable for:
  Investments purchased ..........................................         8,253,796
  Shares of beneficial interest redeemed .........................           368,487
  Distribution fee ...............................................           214,726
  Investment management fee ......................................           176,808
Payable to bank ..................................................           467,782
Accrued expenses and other payables ..............................           164,020
                                                                      --------------
  Total Liabilities ..............................................         9,645,619
                                                                      --------------
  Net Assets .....................................................    $  249,472,993
                                                                      ==============
Composition of Net Assets:
Paid-in-capital ..................................................    $  435,755,720
Net unrealized depreciation ......................................       (23,726,881)
Undistributed net investment income ..............................               656
Accumulated net realized loss ....................................      (162,556,502)
                                                                      --------------
  Net Assets .....................................................    $  249,472,993
                                                                      ==============
Class A Shares:
Net Assets .......................................................    $   19,898,096
Shares Outstanding (unlimited authorized, $.01 par value).........         3,294,479
  Net Asset Value Per Share ......................................    $         6.04
                                                                      ==============
  Maximum Offering Price Per Share
  (net asset value plus 5.54% of net asset value) ................    $         6.37
                                                                      ==============
Class B Shares:
Net Assets .......................................................    $  191,879,414
Shares Outstanding (unlimited authorized, $.01 par value).........        32,114,387
  Net Asset Value Per Share ......................................    $         5.97
                                                                      ==============
Class C Shares:
Net Assets .......................................................    $   30,320,703
Shares Outstanding (unlimited authorized, $.01 par value).........         5,074,661
  Net Asset Value Per Share ......................................    $         5.97
                                                                      ==============
Class D Shares:
Net Assets .......................................................    $    7,374,780
Shares Outstanding (unlimited authorized, $.01 par value).........         1,216,748
  Net Asset Value Per Share ......................................    $         6.06
                                                                      ==============




                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
FINANCIAL STATEMENTS continued


Statement of Operations
For the year ended July 31, 2002





Net Investment Loss:
Income
Dividends (net of $5,811 foreign withholding tax).........................    $    1,916,274
Interest .................................................................           439,919
                                                                              --------------
  Total Income ...........................................................         2,356,193
                                                                              --------------
Expenses
Distribution fee (Class A shares) ........................................            68,450
Distribution fee (Class B shares) ........................................         2,771,906
Distribution fee (Class C shares) ........................................           451,618
Investment management fee ................................................         2,732,928
Transfer agent fees and expenses .........................................           939,813
Custodian fees ...........................................................           207,152
Shareholder reports and notices ..........................................           105,379
Professional fees ........................................................            64,112
Registration fees ........................................................            58,668
Trustees' fees and expenses ..............................................            12,386
Other ....................................................................             3,760
                                                                              --------------
  Total Expenses .........................................................         7,416,172
                                                                              --------------
  Net Investment Loss ....................................................        (5,059,979)
                                                                              --------------
Net Realized and Unrealized Gain (Loss):
Net realized loss on:
  Investments ............................................................      (102,598,803)
  Futures contracts ......................................................          (208,462)
                                                                              --------------
  Net Realized Loss ......................................................      (102,807,265)
                                                                              --------------
Net change in unrealized appreciation/depreciation on investments ........       (12,138,549)
                                                                              --------------
  Net Loss ...............................................................      (114,945,814)
                                                                              --------------
Net Decrease .............................................................    $ (120,005,793)
                                                                              ==============



                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
FINANCIAL STATEMENTS continued


Statement of Changes in Net Assets






                                                                                                              FOR THE PERIOD
                                                                                            FOR THE YEAR    FEBRUARY 26, 2001*
                                                                                               ENDED             THROUGH
                                                                                           JULY 31, 2002      JULY 31, 2001
                                                                                         ----------------- -------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss .................................................................... $ (5,059,979)        $  (2,078,220)
Net realized loss ...................................................................... (102,807,265)          (59,748,382)
Net change in unrealized depreciation ..................................................  (12,138,549)          (11,588,332)
                                                                                         ------------         -------------
  Net Decrease ......................................................................... (120,005,793)          (73,414,934)

Net increase (decrease) from transactions in shares of beneficial interest .............  (75,623,311)          518,417,031
                                                                                         ------------         -------------
  Net Increase (Decrease) .............................................................. (195,629,104)          445,002,097

Net Assets:
Beginning of period ....................................................................  445,102,097               100,000
                                                                                         ------------         -------------
End of Period
(Including undistributed net investment income of $656 and a net investment loss of $41,
respectively) .......................................................................... $249,472,993         $ 445,102,097
                                                                                         ============         =============



------------
*      Commencement of operations.


                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
NOTES TO FINANCIAL STATEMENTS [|] JULY 31, 2002


1. Organization and Accounting Policies

Morgan Stanley All Star Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks of companies that are believed to offer the potential for superior growth. The Fund was organized as a Massachusetts business trust on October 5, 2000 and had no operations other than those relating to organizational matters and the issuance of 2,500 shares of beneficial interest by each class for $25,000 of each class to Morgan Stanley Investment Advisors Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on February 26, 2001.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or Van Kampen Asset Management Inc. (the "Sub-Advisor"), an affiliate of the Investment Manager, that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar

Morgan Stanley All Star Growth Fund
NOTES TO FINANCIAL STATEMENTS [|] JULY 31, 2002 continued


factors); and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirement of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Foreign Currency Translation -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange

Morgan Stanley All Star Growth Fund
NOTES TO FINANCIAL STATEMENTS [|] JULY 31, 2002 continued


transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

G. Forward Foreign Currency Contracts -- The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

H. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

I. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. Investment Management and Sub-Advisory Agreements

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation, calculated by applying the annual rate of 0.60% to the portion of the Fund's average daily net assets managed by the Sub-Advisor.

Morgan Stanley All Star Growth Fund
Notes to Financial Statements [|] July 31, 2002 continued


3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $22,023,135 at July 31, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended July 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of approximately $22,079, $1,566,882 and $52,199, respectively and received approximately $83,101 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2002 aggregated $843,684,420 and $909,272,567, respectively. Included in the aforementioned transactions are purchases and sales of $565,663 and $670,546, respectively for portfolio transactions with other Morgan Stanley Funds.

Morgan Stanley All Star Growth Fund
NOTES TO FINANCIAL STATEMENTS [|] JULY 31, 2002 continued


For the year ended July 31, 2002 the fund incurred brokerage commissions of $107,999 with Morgan Stanley & Co., Inc., and affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $24,500.


5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:







                                                                             FOR THE PERIOD
                                             FOR THE YEAR                 FEBRUARY 26, 2001*
                                                ENDED                           THROUGH
                                            JULY 31, 2002                    JULY 31, 2001
                                   -------------------------------- -------------------------------
                                        SHARES          AMOUNT           SHARES          AMOUNT
                                   --------------- ----------------  -------------- ----------------
CLASS A SHARES
Sold .............................       689,884    $   5,238,133       4,814,042   $ 47,522,701
Redeemed .........................    (1,649,342)     (12,103,465)       (562,605)    (5,025,160)
                                      ----------    -------------       ---------   ------------
Net increase (decrease) -- Class A      (959,458)      (6,865,332)      4,251,437     42,497,541
                                      ----------    -------------       ---------   ------------
CLASS B SHARES ...................
Sold .............................     5,629,974       42,663,763      41,818,954    409,652,487
Redeemed .........................   (12,678,341)     (91,654,404)     (2,658,700)   (23,733,802)
                                     -----------    -------------      ----------   ------------
Net increase (decrease) -- Class B    (7,048,367)     (48,990,641)     39,160,254    385,918,685
                                     -----------    -------------      ----------   ------------
CLASS C SHARES ...................
Sold .............................       832,084        6,264,431       7,092,312     69,729,170
Redeemed .........................    (2,257,359)     (16,439,877)       (594,876)    (5,325,527)
                                     -----------    -------------      ----------   ------------
Net increase (decrease) -- Class C    (1,425,275)     (10,175,446)      6,497,436     64,403,643
                                     -----------    -------------      ----------   ------------
CLASS D SHARES ...................
Sold .............................       204,558        1,533,822       3,372,013     33,511,114
Redeemed .........................    (1,484,051)     (11,125,714)       (878,272)    (7,913,952)
                                     -----------    -------------      ----------   ------------
Net increase (decrease) -- Class D    (1,279,493)      (9,591,892)      2,493,741     25,597,162
                                     -----------    -------------      ----------   ------------
Net increase (decrease) in Fund ..   (10,712,593)   $ (75,623,311)     52,402,868   $518,417,031
                                     ===========    =============      ==========   ============



------------
* Commencement of operations.


6. Federal Income Tax Status

At July 31, 2002, the Fund had a net capital loss carryover of approximately $94,809,000 which will be available through July 31, 2010 to offset future capital gains to the extent provided by regulations.

Morgan Stanley All Star Growth Fund
NOTES TO FINANCIAL STATEMENTS [|] JULY 31, 2002 continued


Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $47,833,000 during fiscal 2002.

As of July 31, 2002, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $5,059,780, accumulated net realized loss was charged $896 and accumulated undistributed net investment income was credited $5,060,676.


7. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may purchase and sell interest rate, currency and index futures ("futures contracts").

Forward contracts and futures contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At July 31, 2002, the Fund had outstanding forward contracts and no outstanding future contracts.

Morgan Stanley All Star Growth Fund
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:






                                                                         FOR THE PERIOD
                                                      FOR THE YEAR     FEBRUARY 26, 2001*
                                                         ENDED              THROUGH
                                                     JULY 31, 2002       JULY 31, 2001
                                                    ---------------   -------------------
Class A Shares

Selected Per Share Data:
Net asset value, beginning of period ............      $8.52                $10.00
                                                     -------               -------
Loss from investment operations:
 Net investment loss+/+ .........................      (0.05)                (0.02)
 Net realized and unrealized loss ...............      (2.43)                (1.46)
                                                      -------               -------
Total loss from investment operations ...........      (2.48)                (1.48)
                                                      -------               -------
Net asset value, end of period ..................      $6.04                 $8.52
                                                      =======               =======
Total Return+ ...................................     (29.11)%              (14.80)%(1)
Ratios to Average Net Assets(3):
Expenses ........................................       1.38 %                1.37 %(2)
Net investment loss .............................      (0.73)%               (0.44)%(2)

Supplemental Data:
Net assets, end of period, in thousands .........    $19,898               $36,225
Portfolio turnover rate .........................        242 %                 106 %(1)



-----------
 *     Commencement of operations.
+/+ The per share amounts were computed using an average number of shares outstanding during the period.
+      Does not reflect the deduction of sales charge.
       Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
FINANCIAL HIGHLIGHTS continued




                                                                         FOR THE PERIOD
                                                      FOR THE YEAR     FEBRUARY 26, 2001*
                                                         ENDED              THROUGH
                                                     JULY 31, 2002       JULY 31, 2001
                                                    ---------------   -------------------
Class B Shares

Selected Per Share Data:
Net asset value, beginning of period ............        $8.49               $10.00
                                                      --------             --------
Loss from investment operations:
 Net investment loss+/+ .........................        (0.11)               (0.05)
 Net realized and unrealized loss ...............        (2.41)               (1.46)
                                                       --------             --------
Total loss from investment operations ...........        (2.52)               (1.51)
                                                       --------             --------
Net asset value, end of period ..................        $5.97                $8.49
                                                      ========             ========

Total Return+ ...................................       (29.68)%             (15.10)%(1)
                                                        ======               ======
Ratios to Average Net Assets(3):
Expenses ........................................         2.13 %               2.12 %(2)
Net investment loss .............................        (1.48)%              (1.19)%(2)

Supplemental Data:
Net assets, end of period, in thousands .........     $191,879             $332,425
Portfolio turnover rate .........................          242 %                106 %(1)



-----------
*   Commencement of operations.
+/+ The per share amounts were computed using an average number of shares outstanding during the period.
+   Does not reflect the deduction of sales charge.
    Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
FINANCIAL HIGHLIGHTS continued




                                                                         FOR THE PERIOD
                                                      FOR THE YEAR     FEBRUARY 26, 2001*
                                                         ENDED              THROUGH
                                                     JULY 31, 2002       JULY 31, 2001
                                                    ---------------   -------------------
Class C Shares

Selected Per Share Data:
Net asset value, beginning of period ............      $8.49                 $10.00
                                                      -------               -------
Loss from investment operations:
 Net investment loss+/+ .........................      (0.11)                 (0.05)
 Net realized and unrealized loss ...............      (2.41)                 (1.46)
                                                      -------                -------
Total loss from investment operations ...........      (2.52)                 (1.51)
                                                      -------               -------
Net asset value, end of period ..................      $5.97                  $8.49
                                                     =======                =======
Total Return+ ...................................     (29.68)%               (15.10)%(1)

Ratios to Average Net Assets(3):
Expenses ........................................       2.13 %                 2.12 %(2)
Net investment loss .............................      (1.48)%                (1.19)%(2)

Supplemental Data:
Net assets, end of period, in thousands .........    $30,321                $55,173
Portfolio turnover rate .........................        242 %                  106 %(1)



-----------
*    Commencement of operations.
+/+ The per share amounts were computed using an average number of shares outstanding during the period.
+    Does not reflect the deduction of sales charge.
     Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
FINANCIAL HIGHLIGHTS continued




                                                                         FOR THE PERIOD
                                                      FOR THE YEAR     FEBRUARY 26, 2001*
                                                         ENDED              THROUGH
                                                     JULY 31, 2002       JULY 31, 2001
                                                    ---------------   -------------------
Class D Shares

Selected Per Share Data:
Net asset value, beginning of period ............      $8.52                $10.00
                                                     -------               -------
Loss from investment operations:
 Net investment loss+/+ .........................      (0.04)                (0.01)
 Net realized and unrealized loss ...............      (2.42)                (1.47)
                                                      -------               -------
Total loss from investment operations ...........      (2.46)                (1.48)
                                                      -------               -------
Net asset value, end of period ..................      $6.06                 $8.52
                                                      =======               =======
Total Return+ ...................................     (28.87)%              (14.80)%(1)

Ratios to Average Net Assets(3):
Expenses ........................................       1.13 %                1.12 %(2)
Net investment loss .............................      (0.48)%               (0.19)%(2)

Supplemental Data:
Net assets, end of period, in thousands .........    $ 7,375               $21,280
Portfolio turnover rate .........................        242 %                 106 %(1)



-----------
*   Commencement of operations.
+/+ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley All Star Growth Fund:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley All Star Growth Fund (the "Fund"), including the portfolio of investments, as of July 31, 2002, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period February 26, 2001 (commencement of operations) through July 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley All Star Growth Fund as of July 31, 2002, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and the period February 26, 2001 (commencement of operations) through July 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
September 12, 2002

                   MORGAN STANLEY AMERICAN OPPORTUNITIES FUND

                                     PART C
                                OTHER INFORMATION


ITEM 15. INDEMNIFICATION

     The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 27 of Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A, dated February 28, 2003, which was filed electronically pursuant to Regulation S-T on February 27, 2003 as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-2978 and 2-66269).

ITEM 16. EXHIBITS

(1) Declaration of Trust dated April 6, 1987 (incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on February 23, 1996); Instrument Establishing and Designating Additional Classes of Shares of Registrant (incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on July 21, 1997); Amendment to the Declaration of Trust of the Registrant dated June 22, 1998 (incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on February 24,
     1999); Amendment to the Declaration of Trust of the Registrant dated June 18, 2001 (incorporated herein by reference to Exhibit 1(d) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on February 28, 2002).

(2) Amended and Restated By-Laws of the Registrant dated as of September 24, 2002 (incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed on February 27, 2003).

(3)  Not Applicable.

(4) Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5)  Not Applicable.

(6) Amended Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated May 1, 1998 (incorporated herein by reference to Exhibit 4 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on February 24, 1999).

(7) (a) Amended Distribution Agreement between Registrant and Morgan Stanley Distributors Inc. (incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on February 24, 1999).

     (b) Selected Dealer Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., dated January 4, 1993 (incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on February 23, 1996).

     (c) Omnibus Selected Dealer Agreement between Morgan Stanley Distributors Inc. and National Financial Services Corporation, dated October 17, 1998 (incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on February 24, 1999).

(8)  Not Applicable

(9) (a) Custody Agreement between the Registrant and The Bank of New York dated September 20, 1991 (incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on February 23, 1996); Amendment to the Custody Agreement between The Bank of New York and the Registrant dated April 17, 1996 (incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on March 31, 1997); Amendment to the Custody Agreement between the Registrant and the Bank of New York dated June 15, 2001 (incorporated herein by reference to Exhibit 7(c) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on February 28, 2002).

     (b) Foreign Custody Manager Agreement between the Registrant and The Bank of New York dated June 15, 2001 (incorporated herein by reference to Exhibit 7(d) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on February 28, 2003).

     (c) Amended and Restated Transfer Agency and Services Agreement dated September 1, 2000 between the Registrant and Morgan Stanley Trust (incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed on February 23, 2001).

(10) (a) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., dated July 28, 1997 (incorporated herein by reference to Exhibit 15 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on July 21, 1997).

     (b) Amended and Restated Funds Multiple Class Plan pursuant to Rule 18f-3 dated March 12, 2001 (incorporated herein by reference to Exhibit 14 of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on February 28, 2003).

(11) (a)  Opinion and consent of Mayer, Brown, Rowe & Maw, filed herein.

     (b)  Opinion and consent of Dechert LLP, filed herein.

(12) Opinion and consent of Mayer, Brown, Rowe & Maw regarding tax matters, filed herein.

(13) Amended Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. (incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on February 24, 1999).

(14) Consent of Independent Auditors, filed herein.

(15) Not Applicable.

(16) Not applicable.

(17) Form of Proxy

ITEM 17. UNDERTAKINGS

     1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on this 8th day of May, 2003.


                             MORGAN STANLEY AMERICAN OPPORTUNITIES FUND


                             By: /s/ Barry Fink
                                ...............................................
                                Barry Fink
                                Vice President and Secretary


     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated


           SIGNATURE                          TITLE                   DATE
           ---------                          -----                   ----

1. Principal Executive Officer

   /s/ Ronald E. Robison         Executive Vice President and     May 8, 2003
   ...........................   Principal Executive Officer
   Ronald E. Robison

2. Principal Financial Officer

   /s/ Francis Smith             Chief Financial Officer          May 8, 2003
   ...........................
   Francis Smith

3. Majority of the Trustees

   /s/ Charles A. Fiumefreddo     Trustee and Chairman             May 8, 2003
   ...........................
   Charles A. Fiumefreddo

   /s/ Michael Bozic              Trustee                          May 8, 2003
   ...........................
   Michael Bozic

   /s/ Edwin J. Garn              Trustee                          May 8, 2003
   ...........................
   Edwin J. Garn

   /s/ Wayne E. Hedien            Trustee                          May 8, 2003
   ...........................
   Wayne E. Hedien

   /s/ James F. Higgins           Trustee                          May 8, 2003
   ...........................
   James F. Higgins

   /s/ Manuel H. Johnson          Trustee                          May 8, 2003
   ...........................
   Manuel H. Johnson

           SIGNATURE                          TITLE                   DATE
           ---------                          -----                   ----

   /s/ Philip J. Purcell          Trustee                          May 8, 2003
   ..........................
   Philip J. Purcell

   /s/ Michael E. Nugent          Trustee                          May 8, 2003
   ..........................
   Michael E. Nugent

                   MORGAN STANLEY AMERICAN OPPORTUNITIES FUND

                                  EXHIBIT INDEX

  (11)   (a)  Opinion and consent of Mayer, Brown, Rowe & Maw

         (b)  Opinion and consent of Dechert LLP

  (12)   Opinion and consent of Mayer, Brown, Rowe & Maw regarding tax matters

  (14)   Consent of Independent Auditors

  (17)   Form of Proxy